UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 12 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Income Plus Fund, Wells Fargo Global Investment Grade Credit Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund.

Date of reporting period: September 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

September 30, 2020

Wells Fargo

Index Asset Allocation Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Index Asset Allocation Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Asset Allocation Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Asset Allocation Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Index Asset Allocation Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Index Asset Allocation Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Index Asset Allocation Fund  |  5

Letter to shareholders (unaudited)

Notice to Shareholders

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

6  |  Wells Fargo Index Asset Allocation Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SFAAX)	11-13-1986	6.59	8.30	10.14	13.08	9.58	10.80	1.11	1.08

Class C (WFALX)	4-1-1998	11.22	8.76	9.96	12.22	8.76	9.96	1.86	1.83

Administrator Class (WFAIX)	11-8-1999	–	–	–	13.26	9.78	11.04	1.03	0.90

Institutional Class (WFATX)[3]	10-31-2016	–	–	–	13.44	9.91	11.10	0.78	0.75

Index Asset Allocation Blended Index[4]	–	–	–	–	13.17	10.25	10.92	–	–

Bloomberg Barclays U.S. Treasury Index[5]	–	–	–	–	8.04	3.75	3.15	–	–

S&P 500 Index[6]	–	–	–	–	15.15	14.15	13.74	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

8  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.90% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class shares. If these expenses had been included, returns for the Institutional Class shares would be higher.

[4]

Source: Wells Fargo Funds Management, LLC. Index Asset Allocation Blended Index is composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was composed 60% of the S&P 500 Index and 40% of the Bloomberg Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Blended Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. You cannot invest directly in an index.

[9]

The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]

The effective allocation reflects the effect of the tactical futures overlay that may be in place. Effective cash, if any, represents the net offset to such future positions. Effective allocations are subject to change and may have changed since the date specified.

Wells Fargo Index Asset Allocation Fund  |  9

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended September 30, 2020.

∎	Tactical defensive positions detracted from relative performance late in 2019.

∎	The Fund’s tactical asset allocation overlay, which is implemented with liquid futures contracts, contributed to performance during the period.

∎

The Fund’s stock allocation performed in line with its respective benchmark, the S&P 500 Index, while the Fund’s bond allocation outperformed its respective benchmark, the Bloomberg Barclays U.S. Treasury Index.

Equity markets posted more-than-decent gains during the 12-month period, despite the sharp sell-off in the first quarter. After a relatively quiet start to the year, mounting fears of the rapid spread of the coronavirus and the economic impact of shutdowns in the U.S. and across the globe sent markets reeling in February and March. In fact, markets experienced their fastest bear market in history. The subsequent recovery, which picked up steam in the second quarter, was just as remarkable. After a miserable first quarter, equity markets posted their strongest second-quarter gains in more than 20 years. During the 12-month period as a whole, U.S. equity markets—as measured by the S&P 500 Index—rose by 15.15%. International equity returns, meanwhile, were more muted. The MSCI ACWI ex USA Index (Net)8—a measure of international developed and emerging market stocks—gained 3.00% during the same period.

Longer-duration U.S. government bond prices rose sharply amid a precipitous decline in yields. For the 12-month period, the yield on 30-year U.S. Treasury bonds fell by 0.65%, from 2.11% to 1.46%, while yields on 10-year U.S. Treasury notes fell by 0.98%, from 1.67% to 0.69%. The Bloomberg Barclays U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, gained 8.04% during the 12-month period, while the Bloomberg Barclays U.S. Treasury 20+ Year Index9 returned 16.62%.

Ten largest holdings (%) as of September 30, 2020[10]

Apple Incorporated	4.01

Microsoft Corporation	3.42

Amazon.com Incorporated	2.88

Facebook Incorporated Class A	1.37

Alphabet Incorporated Class A	0.95

Alphabet Incorporated Class C	0.93

Berkshire Hathaway Incorporated Class B	0.91

Johnson & Johnson	0.85

The Procter & Gamble Company	0.75

Visa Incorporated Class A	0.72

Tactical asset allocation shifts contributed to performance during the 12-month period.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, while its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 60% stocks, 34% bonds, and 6% effective cash.

During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes. The Fund’s positioning can be divided into two periods: the final three months of 2019 and the first nine months of 2020.

Allocation (%) as of September 30, 2020

	Neutral Allocation	Effective Allocation[11]

Bonds	40	34

Stocks	60	60

Effective Cash	0	6

During the fourth quarter of 2019, the team maintained a defensively tilted posture, which was initiated in the summer of 2019. Specifically, the team started the quarter with a short position in S&P 500 futures and a long position in 10-year U.S. Treasury futures. The team closed out the short S&P 500 futures position in October 2019 and also trimmed the long 10-year U.S. Treasury position toward the end of November.

The tactical positions detracted from performance in the last three months of 2019 amid a rise in risk markets.

In January 2020, as bond prices rose, the team decided to lock in some gains by closing out its long exposure to 10-year U.S. Treasury futures. After a brief period in which the team maintained a neutral allocation between stocks and bonds, we found an opportunity to add risk to the portfolio amid the height of the COVID-19-induced sell-off. Specifically, in mid-March, the team

Please see footnotes on page 9.

10  |  Wells Fargo Index Asset Allocation Fund

Performance highlights (unaudited)

initiated a long position in S&P 500 futures, which was held until July when the team sold the position at a handsome profit. The team reestablished a long position in August along with a short position in the Ultra U.S. Treasury futures (the longest-dated U.S. Treasury futures traded on the Chicago Mercantile Exchange). The team closed the long S&P 500 futures position toward the end of September.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, relative to its benchmark, the Fund maintained a neutral weight to stocks and an underweight to bonds. All of the changes to the effective asset allocation were implemented with liquid futures contracts.

On the whole, the tactical positions implemented during the 12-month period contributed approximately 0.70% to the performance of the overall Fund.

Looking ahead, the team is cautiously optimistic.

Our macroeconomic outlook is best defined as cautious optimism. There is a massive amount of uncertainty surrounding the virus, as well as the upcoming U.S. elections, that this view is subject to change quickly. On the positive side of the ledger, coordinated global policy action has released trillions of dollars into the market, which is one reason we believe it is unlikely that we will hit the March 2020 market lows again. From an investor psychology aspect, we suspect that even if a significant second wave of the coronavirus strikes, the economy now has a path to follow forward and that markets should not behave as negatively as they did in March. However, the “easy money” off the low may have been realized; upside from here should be limited. We have moved from a market-wide beta-driven market recovery to more of a sector- and issuer-driven market. Market participants went from fear of recession to the reality of recession faster than at any other time in history. We find it reasonable to conclude that the recovery should be in proportion to the decline.

We will continue to monitor the situation very carefully and stand ready to adjust exposures as needed.

Wells Fargo Index Asset Allocation Fund  |  11

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,183.83	$5.90	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.46	1.08%

Class C

Actual	$1,000.00	$1,179.32	$10.00	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.89	$9.25	1.83%

Administrator Class

Actual	$1,000.00	$1,184.90	$4.93	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

Institutional Class

Actual	$1,000.00	$1,185.66	$4.11	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 0.00%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$29,884	$36,944

Total Agency Securities (Cost $29,884)				36,944

			Shares
Common Stocks: 60.05%

Communication Services: 6.50%

Diversified Telecommunication Services: 0.99%
AT&T Incorporated			226,935	6,469,917
CenturyLink Incorporated			31,346	316,281
Verizon Communications Incorporated			131,489	7,822,281

				14,608,479

Entertainment: 1.24%
Activision Blizzard Incorporated			24,458	1,979,875
Electronic Arts Incorporated †			9,157	1,194,164
Live Nation Entertainment Incorporated †			4,502	242,568
Netflix Incorporated †			14,068	7,034,422
Take-Two Interactive Software Incorporated †			3,611	596,609
The Walt Disney Company			57,705	7,160,036

				18,207,674

Interactive Media & Services: 3.32%
Alphabet Incorporated Class A †			9,569	14,024,326
Alphabet Incorporated Class C †			9,346	13,734,882
Facebook Incorporated Class A †			76,885	20,136,182
Twitter Incorporated †			25,089	1,116,461

				49,011,851

Media: 0.81%
Charter Communications Incorporated Class A †			4,738	2,958,123
Comcast Corporation Class A			144,213	6,671,293
Discovery Communications Incorporated Class C †			9,804	192,158
Discovery Incorporated Class A †			5,087	110,744
DISH Network Corporation Class A †			7,846	227,769
Fox Corporation Class A			11,000	306,130
Fox Corporation Class B			5,006	140,018
Interpublic Group of Companies Incorporated			12,356	205,975
News Corporation Class A			12,330	172,867
News Corporation Class B			3,850	53,823
Omnicom Group Incorporated			6,817	337,442
ViacomCBS Incorporated Class B			17,824	499,250

				11,875,592

Wireless Telecommunication Services: 0.14%
T-Mobile US Incorporated †			18,441	2,108,913

Consumer Discretionary: 6.93%

Auto Components: 0.07%
Aptiv plc			8,622	790,465
BorgWarner Incorporated			6,563	254,251

				1,044,716

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  13

Portfolio of investments—September 30, 2020

	Shares	Value
Automobiles: 0.14%
Ford Motor Company	124,089	$826,433
General Motors Company	39,904	1,180,759

		2,007,192

Distributors: 0.05%
Genuine Parts Company	4,574	435,308
LKQ Corporation †	8,832	244,911

		680,219

Hotels, Restaurants & Leisure: 0.99%
Carnival Corporation	16,476	250,106
Chipotle Mexican Grill Incorporated †	891	1,108,146
Darden Restaurants Incorporated	4,162	419,280
Domino’s Pizza Incorporated	1,247	530,324
Hilton Worldwide Holdings Incorporated	8,749	746,465
Las Vegas Sands Corporation	10,428	486,570
Marriott International Incorporated Class A	8,417	779,246
McDonald’s Corporation	23,598	5,179,525
MGM Resorts International	12,986	282,446
Norwegian Cruise Line Holdings Limited †«	8,782	150,260
Royal Caribbean Cruises Limited	5,650	365,725
Starbucks Corporation	37,057	3,183,937
Wynn Resorts Limited	3,071	220,529
Yum! Brands Incorporated	9,573	874,015

		14,576,574

Household Durables: 0.25%
D.R. Horton Incorporated	10,509	794,796
Garmin Limited	4,736	449,257
Leggett & Platt Incorporated	4,182	172,173
Lennar Corporation Class A	8,728	712,903
Mohawk Industries Incorporated †	1,895	184,933
Newell Rubbermaid Incorporated	12,006	206,023
NVR Incorporated †	111	453,226
Pulte Group Incorporated	8,500	393,465
Whirlpool Corporation	1,966	361,528

		3,728,304

Internet & Direct Marketing Retail: 3.16%
Amazon.com Incorporated †	13,479	42,441,732
Booking Holdings Incorporated †	1,297	2,218,752
eBay Incorporated	20,963	1,092,172
Etsy Incorporated †	3,792	461,221
Expedia Group Incorporated	4,311	395,276

		46,609,153

Leisure Products: 0.02%
Hasbro Incorporated	4,088	338,159

Multiline Retail: 0.33%
Dollar General Corporation	7,891	1,654,111
Dollar Tree Incorporated †	7,504	685,415
Target Corporation	15,900	2,502,978

		4,842,504

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Shares	Value

Specialty Retail: 1.49%
Advance Auto Parts Incorporated	2,190	$336,165
AutoZone Incorporated †	741	872,631
Best Buy Company Incorporated	7,309	813,419
CarMax Incorporated †	5,167	474,899
L Brands Incorporated	7,335	233,326
Lowe’s Companies Incorporated	23,949	3,972,181
O’Reilly Automotive Incorporated †	2,346	1,081,694
Ross Stores Incorporated	11,316	1,056,009
The Gap Incorporated	6,529	111,189
The Home Depot Incorporated	34,187	9,494,072
The TJX Companies Incorporated	38,036	2,116,703
Tiffany & Company	3,439	398,408
Tractor Supply Company	3,681	527,635
Ulta Beauty Incorporated †	1,801	403,388

		21,891,719

Textiles, Apparel & Luxury Goods: 0.43%
HanesBrands Incorporated	11,043	173,927
Nike Incorporated Class B	39,676	4,980,925
PVH Corporation	2,233	133,176
Ralph Lauren Corporation	1,512	102,771
Tapestry Incorporated	8,664	135,418
Under Armour Incorporated Class A †	6,006	67,447
Under Armour Incorporated Class C †	6,192	60,929
VF Corporation	10,153	713,248

		6,367,841

Consumer Staples: 4.22%

Beverages: 1.00%
Brown-Forman Corporation Class B	5,776	435,048
Constellation Brands Incorporated Class A	5,324	1,008,951
Molson Coors Brewing Company Class B	5,867	196,897
Monster Beverage Corporation †	11,695	937,939
PepsiCo Incorporated	43,807	6,071,650
The Coca-Cola Company	122,516	6,048,615

		14,699,100

Food & Staples Retailing: 0.94%
Costco Wholesale Corporation	14,075	4,996,625
Sysco Corporation	16,150	1,004,853
The Kroger Company	24,800	840,968
Walgreens Boots Alliance Incorporated	22,696	815,240
Walmart Incorporated	44,132	6,174,508

		13,832,194

Food Products: 0.66%
Archer Daniels Midland Company	17,638	819,991
Campbell Soup Company	6,443	311,648
ConAgra Foods Incorporated	15,542	555,005
General Mills Incorporated	19,422	1,197,949
Hormel Foods Corporation	8,894	434,828
Kellogg Company	8,065	520,918
Lamb Weston Holdings Incorporated	4,596	304,577
McCormick & Company Incorporated	3,966	769,801
Mondelez International Incorporated Class A	45,339	2,604,726

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  15

Portfolio of investments—September 30, 2020

	Shares	Value

Food Products (continued)
The Hershey Company	4,679	$670,688
The J.M. Smucker Company	3,629	419,222
The Kraft Heinz Company	20,584	616,491
Tyson Foods Incorporated Class A	9,336	555,305

		9,781,149

Household Products: 1.10%
Church & Dwight Company Incorporated	7,846	735,249
Colgate-Palmolive Company	27,244	2,101,875
Kimberly-Clark Corporation	10,824	1,598,272
The Clorox Company	3,998	840,260
The Procter & Gamble Company	79,177	11,004,811

		16,280,467

Personal Products: 0.11%
The Estee Lauder Companies Incorporated Class A	7,171	1,565,071

Tobacco: 0.41%
Altria Group Incorporated	58,777	2,271,143
Philip Morris International Incorporated	49,270	3,694,757

		5,965,900

Energy: 1.24%

Energy Equipment & Services: 0.10%
Baker Hughes Incorporated	20,828	276,804
Halliburton Company	27,578	332,315
National Oilwell Varco Incorporated	12,335	111,755
Schlumberger Limited	43,826	681,933
TechnipFMC plc	13,451	84,876

		1,487,683

Oil, Gas & Consumable Fuels: 1.14%
Apache Corporation	11,864	112,352
Cabot Oil & Gas Corporation	12,779	221,843
Chevron Corporation	59,304	4,269,888
Concho Resources Incorporated	6,299	277,912
ConocoPhillips	33,883	1,112,718
Devon Energy Corporation	12,473	117,995
Diamondback Energy Incorporated	5,078	152,949
EOG Resources Incorporated	18,724	672,941
Exxon Mobil Corporation	134,208	4,607,361
Hess Corporation	8,762	358,629
HollyFrontier Corporation	4,707	92,775
Kinder Morgan Incorporated	61,894	763,153
Marathon Oil Corporation	25,312	103,526
Marathon Petroleum Corporation	20,579	603,788
Noble Energy Incorporated	15,402	131,687
Occidental Petroleum Corporation	26,582	266,086
ONEOK Incorporated	14,177	368,318
Phillips 66	13,822	716,532
Pioneer Natural Resources Company	5,262	452,479
The Williams Companies Incorporated	38,438	755,307
Valero Energy Corporation	12,869	557,485

		16,715,724

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Financials: 5.81%

Banks: 2.00%
Bank of America Corporation	242,428	$5,840,091
Citigroup Incorporated	66,233	2,855,305
Citizens Financial Group Incorporated	13,549	342,519
Comerica Incorporated	4,432	169,524
Fifth Third Bancorp	22,644	482,770
First Republic Bank	5,457	595,140
Huntington Bancshares Incorporated	32,395	297,062
JPMorgan Chase & Company	97,067	9,344,640
KeyCorp	31,065	370,605
M&T Bank Corporation	4,080	375,727
People’s United Financial Incorporated	13,553	139,731
PNC Financial Services Group Incorporated	13,528	1,486,862
Regions Financial Corporation	30,536	352,080
SVB Financial Group †	1,647	396,301
Truist Financial Corporation	43,052	1,638,129
US Bancorp	43,661	1,565,247
Wells Fargo & Company (l)	130,650	3,071,582
Zions Bancorporation	5,205	152,090

		29,475,405

Capital Markets: 1.53%
Ameriprise Financial Incorporated	3,831	590,395
Bank of New York Mellon Corporation	25,904	889,543
BlackRock Incorporated	4,501	2,536,539
Cboe Global Markets Incorporated	3,455	303,142
CME Group Incorporated	11,352	1,899,303
E*TRADE Financial Corporation	6,995	350,100
Franklin Resources Incorporated	8,518	173,341
Intercontinental Exchange Incorporated	17,822	1,783,091
Invesco Limited	12,040	137,376
MarketAxess Holdings Incorporated	1,209	582,242
Moody’s Corporation	5,122	1,484,612
Morgan Stanley	37,918	1,833,335
MSCI Incorporated	2,655	947,251
Northern Trust Corporation	6,599	514,524
Raymond James Financial Incorporated	3,875	281,945
S&P Global Incorporated	7,650	2,758,590
State Street Corporation	11,211	665,149
T. Rowe Price Group Incorporated	7,206	923,953
The Charles Schwab Corporation	36,827	1,334,242
The Goldman Sachs Group Incorporated	10,941	2,198,813
The NASDAQ OMX Group Incorporated	3,645	447,278

		22,634,764

Consumer Finance: 0.28%
American Express Company	20,661	2,071,265
Capital One Financial Corporation	14,474	1,040,102
Discover Financial Services	9,691	559,946
Synchrony Financial	17,222	450,700

		4,122,013

Diversified Financial Services: 0.91%
Berkshire Hathaway Incorporated Class B †	62,813	13,375,400

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  17

Portfolio of investments—September 30, 2020

	Shares	Value
Insurance: 1.09%
AFLAC Incorporated	21,111	$767,385
American International Group Incorporated	27,376	753,661
Aon plc Class A	7,398	1,526,207
Arthur J. Gallagher & Company	6,083	642,243
Assurant Incorporated	1,903	230,853
Chubb Limited	14,348	1,666,090
Cincinnati Financial Corporation	4,765	371,527
Everest Reinsurance Group Limited	1,269	250,678
Globe Life Incorporated	3,111	248,569
Lincoln National Corporation	5,757	180,367
Loews Corporation	7,577	263,301
Marsh & McLennan Companies Incorporated	16,096	1,846,211
MetLife Incorporated	24,508	910,962
Principal Financial Group Incorporated	8,160	328,603
Prudential Financial Incorporated	12,557	797,621
The Allstate Corporation	9,949	936,599
The Hartford Financial Services Group Incorporated	11,441	421,715
The Progressive Corporation	18,613	1,762,093
The Travelers Companies Incorporated	8,036	869,415
Unum Group	6,477	109,008
W.R. Berkley Corporation	4,471	273,402
Willis Towers Watson plc	4,106	857,415

		16,013,925

Health Care: 8.54%

Biotechnology: 1.29%
AbbVie Incorporated	56,191	4,921,770
Alexion Pharmaceuticals Incorporated †	6,961	796,547
Amgen Incorporated	18,686	4,749,234
Biogen Incorporated †	5,024	1,425,208
Gilead Sciences Incorporated	39,809	2,515,531
Incyte Corporation †	5,867	526,505
Regeneron Pharmaceuticals Incorporated †	3,317	1,856,790
Vertex Pharmaceuticals Incorporated †	8,304	2,259,684

		19,051,269

Health Care Equipment & Supplies: 2.37%
Abbott Laboratories	56,108	6,106,234
ABIOMED Incorporated †	1,428	395,642
Align Technology Incorporated †	2,259	739,506
Baxter International Incorporated	15,972	1,284,468
Becton Dickinson & Company	9,203	2,141,354
Boston Scientific Corporation †	45,403	1,734,849
Danaher Corporation	20,084	4,324,688
Dentsply Sirona Incorporated	6,899	301,693
DexCom Incorporated †	3,038	1,252,355
Edwards Lifesciences Corporation †	19,640	1,567,665
Hologic Incorporated †	8,223	546,583
IDEXX Laboratories Incorporated †	2,691	1,057,859
Intuitive Surgical Incorporated †	3,684	2,613,945
Medtronic plc	42,577	4,424,602
ResMed Incorporated	4,606	789,607
STERIS plc	2,702	476,065
Stryker Corporation	10,373	2,161,422

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex Incorporated	1,471	$500,758
The Cooper Companies Incorporated	1,558	525,233
Varian Medical Systems Incorporated †	2,898	498,456
West Pharmaceutical Services Incorporated	2,339	642,991
Zimmer Biomet Holdings Incorporated	6,575	895,121

		34,981,096

Health Care Providers & Services: 1.58%
AmerisourceBergen Corporation	4,658	451,453
Anthem Incorporated	8,007	2,150,600
Cardinal Health Incorporated	9,267	435,086
Centene Corporation †	18,474	1,077,588
Cigna Corporation	11,694	1,981,081
CVS Health Corporation	41,662	2,433,061
DaVita HealthCare Partners Incorporated †	2,395	205,132
HCA Healthcare Incorporated	8,440	1,052,299
Henry Schein Incorporated †	4,526	266,038
Humana Incorporated	4,208	1,741,649
Laboratory Corporation of America Holdings †	3,104	584,390
McKesson Corporation	5,133	764,458
Quest Diagnostics Incorporated	4,275	489,445
UnitedHealth Group Incorporated	30,316	9,451,619
Universal Health Services Incorporated Class B	2,486	266,052

		23,349,951

Health Care Technology: 0.05%
Cerner Corporation	9,667	698,827

Life Sciences Tools & Services: 0.74%
Agilent Technologies Incorporated	9,798	989,010
Bio-Rad Laboratories Incorporated Class A †	679	349,997
Illumina Incorporated †	4,645	1,435,677
IQVIA Holdings Incorporated †	6,057	954,765
Mettler-Toledo International Incorporated †	763	736,867
PerkinElmer Incorporated	3,557	446,439
Thermo Fisher Scientific Incorporated	12,585	5,556,529
Waters Corporation †	1,968	385,098

		10,854,382

Pharmaceuticals: 2.51%
Bristol-Myers Squibb Company	71,241	4,295,120
Catalent Incorporated †	5,215	446,717
Eli Lilly & Company	25,130	3,719,743
Johnson & Johnson	83,802	12,476,442
Merck & Company Incorporated	80,136	6,647,281
Mylan NV †	16,332	242,204
Perrigo Company plc	4,336	199,066
Pfizer Incorporated	176,387	6,473,403
Zoetis Incorporated	15,093	2,495,929

		36,995,905

Industrials: 4.97%

Aerospace & Defense: 0.96%
General Dynamics Corporation	7,380	1,021,613
Howmet Aerospace Incorporated	12,455	208,248

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  19

Portfolio of investments—September 30, 2020

	Shares	Value

Aerospace & Defense (continued)
Huntington Ingalls Industries Incorporated	1,283	$180,582
L3Harris Technologies Incorporated	6,852	1,163,744
Lockheed Martin Corporation	7,813	2,994,567
Northrop Grumman Corporation	4,921	1,552,526
Raytheon Technologies Corporation	48,381	2,783,843
Teledyne Technologies Incorporated †	1,171	363,256
Textron Incorporated	7,254	261,797
The Boeing Company	16,863	2,786,779
TransDigm Group Incorporated	1,719	816,731

		14,133,686

Air Freight & Logistics: 0.45%
C.H. Robinson Worldwide Incorporated	4,276	436,964
Expeditors International of Washington Incorporated	5,330	482,472
FedEx Corporation	7,626	1,918,092
United Parcel Service Incorporated Class B	22,426	3,736,844

		6,574,372

Airlines: 0.13%
Alaska Air Group Incorporated	3,926	143,809
American Airlines Group Incorporated «	16,085	197,685
Delta Air Lines Incorporated	20,246	619,123
Southwest Airlines Company	18,765	703,688
United Airlines Holdings Incorporated †	9,202	319,770

		1,984,075

Building Products: 0.27%
A.O. Smith Corporation	4,298	226,934
Allegion plc	2,926	289,411
Carrier Global Corporation	25,896	790,864
Fortune Brands Home & Security Incorporated	4,379	378,871
Johnson Controls International plc	23,640	965,694
Masco Corporation	8,295	457,303
Trane Technologies plc	7,591	920,409

		4,029,486

Commercial Services & Supplies: 0.26%
Cintas Corporation	2,760	918,611
Copart Incorporated †	6,562	690,060
Republic Services Incorporated	6,663	621,991
Rollins Incorporated	4,675	253,338
Waste Management Incorporated	12,329	1,395,273

		3,879,273

Construction & Engineering: 0.04%
Jacobs Engineering Group Incorporated	4,131	383,233
Quanta Services Incorporated	4,379	231,474

		614,707

Electrical Equipment: 0.28%
AMETEK Incorporated	7,299	725,521
Eaton Corporation plc	12,685	1,294,251
Emerson Electric Company	18,973	1,244,060
Rockwell Automation Incorporated	3,689	814,089

		4,077,921

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Industrial Conglomerates: 0.65%
3M Company	18,279	$2,927,930
General Electric Company	278,336	1,734,033
Honeywell International Incorporated	22,299	3,670,638
Roper Technologies Incorporated	3,328	1,314,926

		9,647,527

Machinery: 0.99%
Caterpillar Incorporated	17,207	2,566,424
Cummins Incorporated	4,698	992,030
Deere & Company	9,960	2,207,435
Dover Corporation	4,577	495,872
Flowserve Corporation	4,128	112,653
Fortive Corporation	10,729	817,657
IDEX Corporation	2,400	437,784
Illinois Tool Works Incorporated	9,116	1,761,302
Ingersoll Rand Incorporated †	11,786	419,582
Otis Worldwide Corporation	12,944	807,964
PACCAR Incorporated	10,987	936,971
Parker-Hannifin Corporation	4,087	826,964
Pentair plc	5,274	241,391
Snap-on Incorporated	1,730	254,535
Stanley Black & Decker Incorporated	5,054	819,759
Wabtec Corporation	5,686	351,850
Xylem Incorporated	5,719	481,082

		14,531,255

Professional Services: 0.19%
Equifax Incorporated	3,851	604,222
IHS Markit Limited	11,762	923,435
Nielsen Holdings plc	11,314	160,433
Robert Half International Incorporated	3,632	192,278
Verisk Analytics Incorporated	5,130	950,640

		2,831,008

Road & Rail: 0.63%
CSX Corporation	24,160	1,876,507
J.B. Hunt Transport Services Incorporated	2,637	333,264
Kansas City Southern	2,986	539,958
Norfolk Southern Corporation	8,015	1,715,130
Old Dominion Freight Line Incorporated	3,054	552,530
Union Pacific Corporation	21,521	4,236,839

		9,254,228

Trading Companies & Distributors: 0.12%
Fastenal Company	18,191	820,232
United Rentals Incorporated †	2,291	399,780
W.W. Grainger Incorporated	1,431	510,538

		1,730,550

Information Technology: 16.90%

Communications Equipment: 0.47%
Arista Networks Incorporated †	1,747	361,507
Cisco Systems Incorporated	134,464	5,296,537
F5 Networks Incorporated †	1,942	238,419

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  21

Portfolio of investments—September 30, 2020

	Shares	Value

Communications Equipment (continued)
Juniper Networks Incorporated	10,535	$226,503
Motorola Solutions Incorporated	5,388	844,892

		6,967,858

Electronic Equipment, Instruments & Components: 0.32%
Amphenol Corporation Class A	9,500	1,028,565
CDW Corporation of Delaware	4,545	543,264
Corning Incorporated	24,120	781,729
FLIR Systems Incorporated	4,173	149,602
IPG Photonics Corporation †	1,136	193,086
Keysight Technologies Incorporated †	5,924	585,173
TE Connectivity Limited	10,502	1,026,465
Zebra Technologies Corporation Class A †	1,691	426,910

		4,734,794

IT Services: 3.38%
Accenture plc Class A	20,240	4,574,038
Akamai Technologies Incorporated †	5,172	571,713
Automatic Data Processing Incorporated	13,661	1,905,573
Broadridge Financial Solutions Incorporated	3,657	482,724
Cognizant Technology Solutions Corporation Class A	17,193	1,193,538
DXC Technology Company	8,202	146,406
Fidelity National Information Services Incorporated	19,733	2,904,895
Fiserv Incorporated †	17,652	1,819,039
FleetCor Technologies Incorporated †	2,664	634,298
Gartner Incorporated †	2,828	353,359
Global Payments Incorporated	9,488	1,684,879
International Business Machines Corporation	28,300	3,443,261
Jack Henry & Associates Incorporated	2,430	395,094
Leidos Holdings Incorporated	4,249	378,798
MasterCard Incorporated Class A	27,985	9,463,687
Paychex Incorporated	10,169	811,181
PayPal Holdings Incorporated †	37,342	7,357,494
The Western Union Company	13,026	279,147
VeriSign Incorporated †	3,209	657,364
Visa Incorporated Class A	53,340	10,666,400

		49,722,888

Semiconductors & Semiconductor Equipment: 3.04%
Advanced Micro Devices Incorporated †	37,586	3,081,676
Analog Devices Incorporated	11,741	1,370,644
Applied Materials Incorporated	29,054	1,727,260
Broadcom Incorporated	12,721	4,634,515
Intel Corporation	135,026	6,991,646
KLA Corporation	4,932	955,526
Lam Research Corporation	4,616	1,531,358
Maxim Integrated Products Incorporated	8,470	572,657
Microchip Technology Incorporated	8,029	825,060
Micron Technology Incorporated †	35,335	1,659,332
NVIDIA Corporation	19,641	10,630,102
Qorvo Incorporated †	3,623	467,403
QUALCOMM Incorporated	35,738	4,205,648
Skyworks Solutions Incorporated	5,292	769,986
Teradyne Incorporated	5,273	418,993
Texas Instruments Incorporated	29,078	4,152,048
Xilinx Incorporated	7,764	809,319

		44,803,173

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Software: 5.52%
Adobe Incorporated †	15,256	$7,482,000
ANSYS Incorporated †	2,731	893,665
Autodesk Incorporated †	6,972	1,610,602
Cadence Design Systems Incorporated †	8,836	942,183
Citrix Systems Incorporated	3,909	538,308
Fortinet Incorporated †	4,254	501,164
Intuit Incorporated	8,294	2,705,586
Microsoft Corporation	239,819	50,441,130
NortonLifeLock Incorporated	18,751	390,771
Oracle Corporation	61,290	3,659,013
Paycom Software Incorporated †	1,570	488,741
Salesforce.com Incorporated †	29,048	7,300,343
ServiceNow Incorporated †	6,114	2,965,290
Synopsys Incorporated †	4,809	1,029,030
Tyler Technologies Incorporated †	1,278	445,460

		81,393,286

Technology Hardware, Storage & Peripherals: 4.17%
Apple Incorporated	510,848	59,161,307
Hewlett Packard Enterprise Company	40,751	381,837
HP Incorporated	43,610	828,154
NetApp Incorporated	7,063	309,642
Seagate Technology plc	7,094	349,521
Western Digital Corporation	9,587	350,405
Xerox Holdings Corporation	5,693	106,858

		61,487,724

Materials: 1.57%

Chemicals: 1.10%
Air Products & Chemicals Incorporated	7,017	2,090,084
Albemarle Corporation	3,384	302,124
Celanese Corporation Series A	3,748	402,723
CF Industries Holdings Incorporated	6,765	207,753
Corteva Incorporated	23,728	683,604
Dow Incorporated	23,491	1,105,252
DuPont de Nemours Incorporated	23,236	1,289,133
Eastman Chemical Company	4,286	334,822
Ecolab Incorporated	7,877	1,574,140
FMC Corporation	4,116	435,926
International Flavors & Fragrances Incorporated «	3,394	415,595
Linde plc	16,667	3,968,913
LyondellBasell Industries NV Class A	8,142	573,930
PPG Industries Incorporated	7,466	911,449
The Mosaic Company	10,891	198,979
The Sherwin-Williams Company	2,594	1,807,344

		16,301,771

Construction Materials: 0.07%
Martin Marietta Materials Incorporated	1,988	467,896
Vulcan Materials Company	4,219	571,843

		1,039,739

Containers & Packaging: 0.21%
Amcor plc	49,844	550,776
Avery Dennison Corporation	2,656	339,543

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  23

Portfolio of investments—September 30, 2020

	Shares	Value
Containers & Packaging (continued)
Ball Corporation	10,383	$863,035
International Paper Company	12,461	505,169
Packaging Corporation of America	2,992	326,278
Sealed Air Corporation	4,958	192,420
WestRock Company	8,234	286,049

		3,063,270

Metals & Mining: 0.19%
Freeport-McMoRan Incorporated	45,571	712,730
Newmont Corporation	25,474	1,616,325
Nucor Corporation	9,562	428,951

		2,758,006

Real Estate: 1.59%

Equity REITs: 1.56%
Alexandria Real Estate Equities Incorporated	3,730	596,800
American Tower Corporation	14,098	3,407,910
Apartment Investment & Management Company Class A	4,720	159,158
AvalonBay Communities Incorporated	4,471	667,699
Boston Properties Incorporated	4,501	361,430
Crown Castle International Corporation	13,373	2,226,605
Digital Realty Trust Incorporated	8,565	1,256,999
Duke Realty Corporation	11,818	436,084
Equinix Incorporated	2,813	2,138,246
Equity Residential	10,882	558,573
Essex Property Trust Incorporated	2,063	414,230
Extra Space Storage Incorporated	4,104	439,087
Federal Realty Investment Trust	2,195	161,201
Healthpeak Properties Incorporated	17,167	466,084
Host Hotels & Resorts Incorporated	22,574	243,573
Iron Mountain Incorporated	9,204	246,575
Kimco Realty Corporation	13,841	155,850
Mid-America Apartment Communities Incorporated	3,633	421,246
Prologis Incorporated	23,457	2,360,243
Public Storage Incorporated	4,842	1,078,410
Realty Income Corporation	10,979	666,974
Regency Centers Corporation	5,018	190,784
SBA Communications Corporation	3,571	1,137,292
Simon Property Group Incorporated	9,738	629,854
SL Green Realty Corporation	2,333	108,181
UDR Incorporated	9,349	304,871
Ventas Incorporated	11,936	500,835
Vornado Realty Trust	5,010	168,887
Welltower Incorporated	13,374	736,774
Weyerhaeuser Company	23,674	675,182

		22,915,637

Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †	10,671	501,217

Utilities: 1.78%

Electric Utilities: 1.11%
Alliant Energy Corporation	7,907	408,397
American Electric Power Company Incorporated	15,771	1,288,964
Duke Energy Corporation	23,299	2,063,359

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

			Shares	Value

Electric Utilities (continued)
Edison International			11,988	$609,470
Entergy Corporation			6,355	626,158
Evergy Incorporated			7,204	366,107
Eversource Energy			10,887	909,609
Exelon Corporation			30,892	1,104,698
FirstEnergy Corporation			17,293	496,482
NextEra Energy Incorporated			15,539	4,313,005
NRG Energy Incorporated			7,755	238,389
Pinnacle West Capital Corporation			3,567	265,920
PPL Corporation			24,374	663,217
The Southern Company			33,580	1,820,708
Xcel Energy Incorporated			16,671	1,150,466

				16,324,949

Gas Utilities: 0.02%
Atmos Energy Corporation			3,918	374,522

Independent Power & Renewable Electricity Producers: 0.02%
AES Corporation			21,129	382,646

Multi-Utilities: 0.57%
Ameren Corporation			7,863	621,806
CenterPoint Energy Incorporated			17,320	335,142
CMS Energy Corporation			9,078	557,480
Consolidated Edison Incorporated			10,638	827,636
Dominion Energy Incorporated			26,620	2,101,117
DTE Energy Company			6,122	704,275
NiSource Incorporated			12,197	268,334
Public Service Enterprise Group Incorporated			16,089	883,447
Sempra Energy			9,170	1,085,361
WEC Energy Group Incorporated			10,024	971,326

				8,355,924

Water Utilities: 0.06%
American Water Works Company Incorporated			5,755	833,784

Total Common Stocks (Cost $336,570,424)				885,028,391

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	0.48%	12-25-2034	$4,904	4,891

Total Non-Agency Mortgage-Backed Securities (Cost $4,904)				4,891

U.S. Treasury Securities: 37.91%
U.S. Treasury Bond	0.25	6-30-2025	2,925,000	2,923,286
U.S. Treasury Bond	0.25	8-31-2025	3,153,000	3,149,798
U.S. Treasury Bond	0.38	7-31-2027	2,771,000	2,756,712
U.S. Treasury Bond	0.50	8-31-2027	2,918,000	2,925,637
U.S. Treasury Bond	0.63	8-15-2030	4,582,000	4,556,047
U.S. Treasury Bond	1.13	5-15-2040	2,251,000	2,215,476
U.S. Treasury Bond	1.13	8-15-2040	2,981,000	2,924,873
U.S. Treasury Bond	1.25	5-15-2050	3,785,000	3,586,879
U.S. Treasury Bond	1.38	8-15-2050	3,103,000	3,036,334

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  25

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	1.50%	1-31-2027	$1,873,000	$2,001,257
U.S. Treasury Bond	1.50	2-15-2030	4,305,000	4,643,346
U.S. Treasury Bond	2.00	2-15-2050	3,135,000	3,545,979
U.S. Treasury Bond	2.13	9-30-2024	1,844,000	1,984,245
U.S. Treasury Bond	2.13	11-30-2024	1,852,000	1,997,339
U.S. Treasury Bond	2.25	8-15-2046	1,961,000	2,315,742
U.S. Treasury Bond	2.25	8-15-2049	3,118,000	3,707,862
U.S. Treasury Bond	2.38	11-15-2049	2,096,000	2,559,003
U.S. Treasury Bond	2.50	2-15-2045	2,144,000	2,638,711
U.S. Treasury Bond	2.50	2-15-2046	1,960,000	2,419,758
U.S. Treasury Bond	2.50	5-15-2046	1,949,000	2,407,852
U.S. Treasury Bond	2.75	8-15-2042	1,218,000	1,560,658
U.S. Treasury Bond	2.75	11-15-2042	1,369,000	1,752,908
U.S. Treasury Bond	2.75	8-15-2047	1,864,000	2,419,341
U.S. Treasury Bond	2.75	11-15-2047	1,853,000	2,407,959
U.S. Treasury Bond	2.88	5-15-2028	3,462,000	4,072,989
U.S. Treasury Bond	2.88	5-15-2043	1,822,000	2,378,991
U.S. Treasury Bond	2.88	8-15-2045	2,027,000	2,663,050
U.S. Treasury Bond	2.88	11-15-2046	1,779,000	2,351,268
U.S. Treasury Bond	2.88	5-15-2049	2,582,000	3,456,955
U.S. Treasury Bond	3.00	5-15-2042	776,000	1,031,534
U.S. Treasury Bond	3.00	11-15-2044	1,951,000	2,606,795
U.S. Treasury Bond	3.00	5-15-2045	1,907,000	2,553,145
U.S. Treasury Bond	3.00	11-15-2045	1,791,000	2,406,097
U.S. Treasury Bond	3.00	2-15-2047	1,889,000	2,555,094
U.S. Treasury Bond	3.00	5-15-2047	1,921,000	2,602,430
U.S. Treasury Bond	3.00	2-15-2048	2,119,000	2,879,605
U.S. Treasury Bond	3.00	8-15-2048	2,099,000	2,860,789
U.S. Treasury Bond	3.00	2-15-2049	2,614,000	3,573,215
U.S. Treasury Bond	3.13	11-15-2041	846,000	1,143,158
U.S. Treasury Bond	3.13	2-15-2042	919,000	1,244,958
U.S. Treasury Bond	3.13	2-15-2043	1,334,000	1,807,518
U.S. Treasury Bond	3.13	8-15-2044	1,999,000	2,720,046
U.S. Treasury Bond	3.13	5-15-2048	2,283,000	3,173,905
U.S. Treasury Bond	3.38	5-15-2044	1,848,000	2,607,629
U.S. Treasury Bond	3.38	11-15-2048	2,541,000	3,697,056
U.S. Treasury Bond	3.50	2-15-2039	731,000	1,026,141
U.S. Treasury Bond	3.63	8-15-2043	1,504,000	2,192,785
U.S. Treasury Bond	3.63	2-15-2044	1,897,000	2,771,917
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,363,598
U.S. Treasury Bond	3.75	11-15-2043	1,660,000	2,465,878
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,400,191
U.S. Treasury Bond	4.25	5-15-2039	681,000	1,044,803
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,516,754
U.S. Treasury Bond	4.38	2-15-2038	381,000	586,204
U.S. Treasury Bond	4.38	11-15-2039	757,000	1,182,724
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,692,123
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,332,531
U.S. Treasury Bond	4.50	2-15-2036	837,000	1,266,551
U.S. Treasury Bond	4.50	5-15-2038	428,000	668,600
U.S. Treasury Bond	4.50	8-15-2039	721,000	1,140,109
U.S. Treasury Bond	4.63	2-15-2040	730,000	1,175,443
U.S. Treasury Bond	4.75	2-15-2037	264,000	415,975
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,787,965
U.S. Treasury Bond	5.00	5-15-2037	375,000	607,544
U.S. Treasury Bond	5.25	11-15-2028	479,000	658,868

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Bond	5.25%	2-15-2029	$349,000	$483,324
U.S. Treasury Bond	5.38	2-15-2031	752,000	1,107,849
U.S. Treasury Bond	5.50	8-15-2028	369,000	511,137
U.S. Treasury Bond	6.13	11-15-2027	525,000	734,262
U.S. Treasury Bond	6.13	8-15-2029	293,000	434,041
U.S. Treasury Bond	6.25	5-15-2030	478,000	729,790
U.S. Treasury Bond	6.38	8-15-2027	224,000	314,195
U.S. Treasury Bond	6.88	8-15-2025	224,000	295,593
U.S. Treasury Note	0.13	4-30-2022	2,499,000	2,498,707
U.S. Treasury Note	0.13	5-31-2022	2,659,000	2,658,377
U.S. Treasury Note	0.13	5-15-2023	2,501,000	2,499,242
U.S. Treasury Note	0.25	4-15-2023	2,385,000	2,390,963
U.S. Treasury Note	0.25	5-31-2025	2,714,000	2,713,576
U.S. Treasury Note	0.25	7-31-2025	3,039,000	3,036,270
U.S. Treasury Note	0.38	4-30-2025	2,591,000	2,605,878
U.S. Treasury Note	0.50	3-15-2023	2,052,000	2,069,554
U.S. Treasury Note	0.50	3-31-2025	2,469,000	2,496,969
U.S. Treasury Note	0.50	4-30-2027	2,015,000	2,023,894
U.S. Treasury Note	0.50	5-31-2027	2,282,000	2,291,181
U.S. Treasury Note	0.50	6-30-2027	2,520,000	2,529,253
U.S. Treasury Note	0.63	3-31-2027	1,681,000	1,702,275
U.S. Treasury Note	0.63	5-15-2030	3,675,000	3,661,793
U.S. Treasury Note	1.13	8-31-2021	1,807,000	1,822,811
U.S. Treasury Note	1.13	9-30-2021	2,188,000	2,209,196
U.S. Treasury Note	1.13	2-28-2025	2,444,000	2,539,182
U.S. Treasury Note	1.13	2-28-2027	964,000	1,007,305
U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,214,153
U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,885,227
U.S. Treasury Note	1.25	8-31-2024	1,400,000	1,456,383
U.S. Treasury Note	1.38	1-31-2022	2,315,000	2,352,800
U.S. Treasury Note	1.38	10-15-2022	2,223,000	2,278,836
U.S. Treasury Note	1.38	2-15-2023	1,589,000	1,635,056
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,791,218
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,881,305
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,842,522
U.S. Treasury Note	1.38	1-31-2025	2,372,000	2,488,191
U.S. Treasury Note	1.38	8-31-2026	1,787,000	1,891,916
U.S. Treasury Note	1.50	10-31-2021	2,358,000	2,392,449
U.S. Treasury Note	1.50	11-30-2021	2,360,000	2,396,691
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,654,326
U.S. Treasury Note	1.50	8-15-2022	2,254,000	2,311,407
U.S. Treasury Note	1.50	9-15-2022	2,264,000	2,324,226
U.S. Treasury Note	1.50	1-15-2023	2,250,000	2,319,434
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,688,393
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,735,469
U.S. Treasury Note	1.50	9-30-2024	2,442,000	2,566,676
U.S. Treasury Note	1.50	10-31-2024	2,391,000	2,514,940
U.S. Treasury Note	1.50	11-30-2024	2,394,000	2,520,246
U.S. Treasury Note	1.50	8-15-2026	3,430,000	3,655,764
U.S. Treasury Note	1.63	12-31-2021	2,357,000	2,400,089
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,284,912
U.S. Treasury Note	1.63	8-31-2022	1,827,000	1,878,955
U.S. Treasury Note	1.63	11-15-2022	3,435,000	3,542,478
U.S. Treasury Note	1.63	12-15-2022	2,239,000	2,312,205
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,776,031
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,781,288

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  27

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	1.63%	10-31-2023	$1,824,000	$1,906,080
U.S. Treasury Note	1.63	2-15-2026	3,342,000	3,573,851
U.S. Treasury Note	1.63	5-15-2026	3,385,000	3,625,917
U.S. Treasury Note	1.63	9-30-2026	1,851,000	1,988,017
U.S. Treasury Note	1.63	10-31-2026	1,800,000	1,934,086
U.S. Treasury Note	1.63	11-30-2026	1,912,000	2,055,624
U.S. Treasury Note	1.63	8-15-2029	2,854,000	3,106,401
U.S. Treasury Note	1.75	11-30-2021	2,003,000	2,040,322
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,674,152
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,679,463
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,652,993
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,485,784
U.S. Treasury Note	1.75	5-31-2022	1,819,000	1,867,744
U.S. Treasury Note	1.75	6-15-2022	2,235,000	2,296,113
U.S. Treasury Note	1.75	6-30-2022	1,819,000	1,870,159
U.S. Treasury Note	1.75	7-15-2022	2,129,000	2,190,042
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,828,142
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,746,821
U.S. Treasury Note	1.75	5-15-2023	3,117,000	3,246,916
U.S. Treasury Note	1.75	6-30-2024	2,424,000	2,564,327
U.S. Treasury Note	1.75	7-31-2024	2,406,000	2,547,916
U.S. Treasury Note	1.75	12-31-2024	2,381,000	2,533,719
U.S. Treasury Note	1.75	12-31-2026	1,893,000	2,051,391
U.S. Treasury Note	1.75	11-15-2029	3,007,000	3,310,402
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,682,109
U.S. Treasury Note	1.88	1-31-2022	1,826,000	1,868,226
U.S. Treasury Note	1.88	2-28-2022	1,725,000	1,766,980
U.S. Treasury Note	1.88	3-31-2022	1,810,000	1,856,947
U.S. Treasury Note	1.88	4-30-2022	1,812,000	1,861,688
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,846,887
U.S. Treasury Note	1.88	7-31-2022	1,815,000	1,872,711
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,812,170
U.S. Treasury Note	1.88	9-30-2022	2,248,000	2,325,978
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,709,490
U.S. Treasury Note	1.88	8-31-2024	1,345,000	1,432,162
U.S. Treasury Note	1.88	6-30-2026	1,825,000	1,982,691
U.S. Treasury Note	1.88	7-31-2026	1,828,000	1,987,450
U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,668,435
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,681,916
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,536,156
U.S. Treasury Note	2.00	12-31-2021	1,821,000	1,862,968
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,721,696
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,838,494
U.S. Treasury Note	2.00	10-31-2022	2,238,000	2,324,723
U.S. Treasury Note	2.00	11-30-2022	3,346,000	3,480,363
U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,211,138
U.S. Treasury Note	2.00	4-30-2024	1,930,000	2,054,319
U.S. Treasury Note	2.00	5-31-2024	1,934,000	2,061,145
U.S. Treasury Note	2.00	6-30-2024	1,939,000	2,069,277
U.S. Treasury Note	2.00	2-15-2025	3,537,000	3,806,973
U.S. Treasury Note	2.00	8-15-2025	3,491,000	3,782,144
U.S. Treasury Note	2.00	11-15-2026	3,370,000	3,698,575
U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,482,033
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,664,958
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,666,015
U.S. Treasury Note	2.13	5-15-2022	2,105,000	2,172,508

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	2.13%	6-30-2022	$1,615,000	$1,671,020
U.S. Treasury Note	2.13	12-31-2022	3,385,000	3,535,606
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,738,903
U.S. Treasury Note	2.13	2-29-2024	1,298,000	1,383,840
U.S. Treasury Note	2.13	3-31-2024	1,961,000	2,093,444
U.S. Treasury Note	2.13	7-31-2024	1,927,000	2,068,062
U.S. Treasury Note	2.13	5-15-2025	3,005,000	3,262,421
U.S. Treasury Note	2.13	5-31-2026	1,793,000	1,971,530
U.S. Treasury Note	2.25	7-31-2021	1,573,000	1,600,528
U.S. Treasury Note	2.25	4-15-2022	2,204,000	2,275,200
U.S. Treasury Note	2.25	12-31-2023	1,247,000	1,330,783
U.S. Treasury Note	2.25	1-31-2024	1,334,000	1,425,660
U.S. Treasury Note	2.25	4-30-2024	2,418,000	2,595,383
U.S. Treasury Note	2.25	10-31-2024	1,882,000	2,037,044
U.S. Treasury Note	2.25	11-15-2024	3,535,000	3,827,742
U.S. Treasury Note	2.25	12-31-2024	1,911,000	2,073,808
U.S. Treasury Note	2.25	11-15-2025	3,473,000	3,816,908
U.S. Treasury Note	2.25	3-31-2026	1,872,000	2,067,536
U.S. Treasury Note	2.25	2-15-2027	3,350,000	3,739,307
U.S. Treasury Note	2.25	8-15-2027	3,338,000	3,743,645
U.S. Treasury Note	2.25	11-15-2027	3,248,000	3,651,209
U.S. Treasury Note	2.38	3-15-2022	2,243,000	2,315,898
U.S. Treasury Note	2.38	1-31-2023	2,325,000	2,445,700
U.S. Treasury Note	2.38	2-29-2024	1,671,000	1,795,542
U.S. Treasury Note	2.38	8-15-2024	3,101,000	3,359,982
U.S. Treasury Note	2.38	4-30-2026	1,812,000	2,015,921
U.S. Treasury Note	2.38	5-15-2027	3,375,000	3,803,994
U.S. Treasury Note	2.38	5-15-2029	3,295,000	3,791,181
U.S. Treasury Note	2.50	1-15-2022	2,241,000	2,309,018
U.S. Treasury Note	2.50	2-15-2022	2,245,000	2,317,612
U.S. Treasury Note	2.50	3-31-2023	2,278,000	2,411,744
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,840,437
U.S. Treasury Note	2.50	1-31-2024	1,876,000	2,020,511
U.S. Treasury Note	2.50	5-15-2024	3,424,000	3,708,754
U.S. Treasury Note	2.50	1-31-2025	1,936,000	2,125,138
U.S. Treasury Note	2.50	2-28-2026	1,888,000	2,108,734
U.S. Treasury Note	2.63	12-15-2021	2,277,000	2,344,776
U.S. Treasury Note	2.63	2-28-2023	2,359,000	2,499,895
U.S. Treasury Note	2.63	6-30-2023	2,304,000	2,459,970
U.S. Treasury Note	2.63	12-31-2023	2,404,000	2,594,254
U.S. Treasury Note	2.63	3-31-2025	1,884,000	2,084,396
U.S. Treasury Note	2.63	12-31-2025	1,914,000	2,144,727
U.S. Treasury Note	2.63	1-31-2026	1,869,000	2,097,149
U.S. Treasury Note	2.63	2-15-2029	3,512,000	4,101,358
U.S. Treasury Note	2.75	4-30-2023	2,279,000	2,431,319
U.S. Treasury Note	2.75	5-31-2023	2,334,000	2,495,010
U.S. Treasury Note	2.75	7-31-2023	2,347,000	2,518,716
U.S. Treasury Note	2.75	8-31-2023	2,402,000	2,582,431
U.S. Treasury Note	2.75	11-15-2023	3,078,000	3,324,721
U.S. Treasury Note	2.75	2-15-2024	2,325,000	2,526,167
U.S. Treasury Note	2.75	2-28-2025	1,955,000	2,170,508
U.S. Treasury Note	2.75	6-30-2025	1,959,000	2,188,341
U.S. Treasury Note	2.75	8-31-2025	2,020,000	2,263,663
U.S. Treasury Note	2.75	2-15-2028	3,068,000	3,568,707
U.S. Treasury Note	2.88	10-15-2021	2,081,000	2,139,853
U.S. Treasury Note	2.88	11-15-2021	2,137,000	2,201,945

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  29

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
U.S. Treasury Securities (continued)
U.S. Treasury Note	2.88%	9-30-2023	$2,444,000	$2,641,620
U.S. Treasury Note	2.88	10-31-2023	2,318,000	2,510,503
U.S. Treasury Note	2.88	11-30-2023	2,370,000	2,571,913
U.S. Treasury Note	2.88	4-30-2025	1,884,000	2,109,050
U.S. Treasury Note	2.88	5-31-2025	1,939,000	2,174,104
U.S. Treasury Note	2.88	7-31-2025	1,949,000	2,192,473
U.S. Treasury Note	2.88	11-30-2025	1,880,000	2,127,998
U.S. Treasury Note	2.88	8-15-2028	3,133,000	3,698,021
U.S. Treasury Note	3.00	9-30-2025	1,994,000	2,262,645
U.S. Treasury Note	3.00	10-31-2025	1,814,000	2,061,441
U.S. Treasury Note	3.13	11-15-2028	3,621,000	4,361,466
U.S. Treasury Note	6.00	2-15-2026	445,000	579,543
U.S. Treasury Note	6.25	8-15-2023	378,000	444,180
U.S. Treasury Note	6.50	11-15-2026	296,000	405,890
U.S. Treasury Note	6.63	2-15-2027	215,000	299,497
U.S. Treasury Note	6.75	8-15-2026	221,000	303,288
U.S. Treasury Note	7.13	2-15-2023	260,000	303,144
U.S. Treasury Note	7.25	8-15-2022	261,000	295,746
U.S. Treasury Note	7.50	11-15-2024	240,000	312,019
U.S. Treasury Note	7.63	11-15-2022	140,000	162,269
U.S. Treasury Note	7.63	2-15-2025	216,000	285,542
U.S. Treasury Note	8.00	11-15-2021	511,000	555,872
U.S. Treasury Note	8.13	8-15-2021	175,000	187,182

Total U.S. Treasury Securities (Cost $508,234,187)				558,688,900

	Yield		Shares
Short-Term Investments: 3.20%

Investment Companies: 3.20%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12		727,900	727,900
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05		46,480,772	46,480,772

Total Short-Term Investments (Cost $47,208,672)				47,208,672

Total investments in securities (Cost $892,048,071)	101.16%	1,490,967,798

Other assets and liabilities, net	(1.16)	(17,121,360)

Total net assets	100.00%	$1,473,846,438

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Asset Allocation Fund

Portfolio of investments—September 30, 2020

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

10-Year U.S. Treasury Notes	82	12-21-2020	$11,442,342	$11,441,563	$0	$(779)

U.S. Long Term Bonds	13	12-21-2020	2,295,566	2,291,656	0	(3,910)

U.S. Ultra Bond	61	12-21-2020	13,565,695	13,530,563	0	(35,132)

2-Year U.S. Treasury Notes	21	12-31-2020	4,639,570	4,640,180	610	0

5-Year U.S. Treasury Notes	119	12-31-2020	14,986,008	14,997,719	11,711	0

Short

U.S. Long Term Bonds	(11)	12-21-2020	(1,945,127)	(1,939,093)	6,034	0

U.S. Ultra Bond	(407)	12-21-2020	(89,279,031)	(90,277,688)	0	(998,657)

5-Year U.S. Treasury Notes	(31)	12-31-2020	(3,908,097)	(3,906,969)	1,128	0

					$19,483	$(1,038,478)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Common Stocks
Financials
Banks
Wells Fargo & Company	$6,533,039	$555,566	$(776,700)	$62,177	$(3,302,500)	$200,684		$3,071,582	0.21%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	819,373	18,620,545	(18,712,200)	182	0	8,149	#	727,900
Wells Fargo Government Money Market Fund Select Class	12,325,531	322,216,978	(288,061,737)	0	0	114,104		46,480,772	3.20

				$62,359	$(3,302,500)	$322,937		$50,280,254	3.41%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  31

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities (including $720,661 of securities loaned), at value (cost $841,196,071)	$1,440,687,544
Investments in affiliated securities, at value (cost $50,852,000)	50,280,254
Cash	4,891
Segregated cash for futures contracts	5,447,235
Receivable for investments sold	5,205,572
Receivable for Fund shares sold	1,275,398
Receivable for dividends and interest	3,138,529
Receivable for daily variation margin on open futures contracts	600,716
Receivable for securities lending income, net	275
Prepaid expenses and other assets	473,487

Total assets	1,507,113,901

Liabilities
Payable upon receipt of securities loaned	727,900
Payable for investments purchased	30,544,007
Payable for Fund shares redeemed	811,023
Management fee payable	687,355
Administration fees payable	226,524
Distribution fee payable	89,149
Trustees’ fees and expenses payable	3,313
Accrued expenses and other liabilities	178,192

Total liabilities	33,267,463

Total net assets	$1,473,846,438

Net assets consist of
Paid-in capital	$863,970,458
Total distributable earnings	609,875,980

Total net assets	$1,473,846,438

Computation of net asset value and offering price per share
Net assets – Class A	$907,134,363
Shares outstanding – Class A1	23,328,359
Net asset value per share – Class A	$38.89
Maximum offering price per share – Class A2	$41.26
Net assets – Class C	$144,828,093
Shares outstanding – Class C1	6,126,512
Net asset value per share – Class C	$23.64
Net assets – Administrator Class	$281,988,256
Shares outstanding – Administrator Class[1]	7,250,948
Net asset value per share – Administrator Class	$38.89
Net assets – Institutional Class	$139,895,726
Shares outstanding – Institutional Class[1]	3,601,743
Net asset value per share – Institutional Class	$38.84

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Asset Allocation Fund

Statement of operations—year ended September 30, 2020

Investment income
Dividends	$15,475,165
Interest	10,411,665
Income from affiliated securities	318,814

Total investment income	26,205,644

Expenses
Management fee	8,300,974
Administration fees
Class A	1,789,415
Class C	305,756
Administrator Class	322,594
Institutional Class	165,171
Shareholder servicing fees
Class A	2,129,454
Class C	363,846
Administrator Class	620,147
Distribution fee
Class C	1,091,361
Custody and accounting fees	94,392
Professional fees	50,215
Registration fees	92,569
Shareholder report expenses	111,821
Trustees’ fees and expenses	21,260
Other fees and expenses	147,149

Total expenses	15,606,124
Less: Fee waivers and/or expense reimbursements
Fund-level	(301,125)
Class A	(39,833)
Class C	(58)
Administrator Class	(249,324)

Net expenses	15,015,784

Net investment income	11,189,860

Realized and unrealized gains on investments
Net realized gains on
Unaffiliated securities	23,993,467
Affiliated securities	62,359
Futures contracts	15,988,206

Net realized gains on investments	40,044,032

Net change in unrealized gains (losses) on
Unaffiliated securities	119,020,835
Affiliated securities	(3,302,500)
Futures contracts	13,775

Net change in unrealized gains (losses) on investments	115,732,110

Net realized and unrealized gains (losses) on investments	155,776,142

Net increase in net assets resulting from operations	$166,966,002

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  33

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$11,189,860		$12,377,035
Net realized gains on investments		40,044,032		12,893,012
Net change in unrealized gains (losses) on investments		115,732,110		43,905,080

Net increase in net assets resulting from operations		166,966,002		69,175,127

Distributions to shareholders from net investment income and net realized gains
Class A		(17,758,837)		(30,578,240)
Class C		(2,008,094)		(4,678,185)
Administrator Class		(5,552,976)		(8,535,707)
Institutional Class		(3,074,796)		(4,671,806)

Total distributions to shareholders		(28,394,703)		(48,463,938)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,620,062	59,463,146	1,611,898	53,557,954
Class C	1,140,277	25,072,330	1,502,173	30,141,540
Administrator Class	2,246,311	82,510,100	1,697,812	56,951,283
Institutional Class	941,118	34,233,056	1,028,853	34,231,892

		201,278,632		174,882,669

Reinvestment of distributions
Class A	487,086	17,291,503	923,477	29,806,219
Class C	82,795	1,783,971	218,202	4,231,633
Administrator Class	155,359	5,523,135	262,175	8,483,181
Institutional Class	59,824	2,126,023	94,639	3,065,617

		26,724,632		45,586,650

Payment for shares redeemed
Class A	(2,527,189)	(90,588,709)	(2,768,227)	(92,564,816)
Class C	(1,850,849)	(40,492,095)	(2,243,406)	(45,218,687)
Administrator Class	(1,679,186)	(60,419,227)	(1,685,138)	(56,224,079)
Institutional Class	(918,575)	(32,675,213)	(800,255)	(26,710,901)

		(224,175,244)		(220,718,483)

Net increase (decrease) in net assets resulting from capital share transactions		3,828,020		(249,164)

Total increase in net assets		142,399,319		20,462,025

Net assets
Beginning of period		1,331,447,119		1,310,985,094

End of period		$1,473,846,438		$1,331,447,119

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.13	$34.63	$31.99	$29.61	$28.72
Net investment income	0.30	0.33	0.27	0.25	0.22
Net realized and unrealized gains (losses) on investments	4.22	1.46	2.83	2.67	2.45

Total from investment operations	4.52	1.79	3.10	2.92	2.67
Distributions to shareholders from
Net investment income	(0.30)	(0.33)	(0.27)	(0.27)	(0.21)
Net realized gains	(0.46)	(0.96)	(0.19)	(0.27)	(1.57)

Total distributions to shareholders	(0.76)	(1.29)	(0.46)	(0.54)	(1.78)
Net asset value, end of period	$38.89	$35.13	$34.63	$31.99	$29.61
Total return[1]	13.08%	5.54%	9.76%	9.99%	9.68%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.11%	1.08%	1.09%	1.10%
Net expenses	1.08%	1.08%	1.07%	1.09%	1.10%
Net investment income	0.83%	0.99%	0.80%	0.79%	0.79%
Supplemental data
Portfolio turnover rate	19%	14%	9%	9%	8%
Net assets, end of period (000s omitted)	$907,134	$834,289	$830,487	$822,769	$828,421

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  35

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.36	$21.07	$19.45	$17.99	$17.47
Net investment income	0.01	0.05	0.01	0.01	0.01 [1]
Net realized and unrealized gains (losses) on investments	2.57	0.88	1.73	1.62	1.48

Total from investment operations	2.58	0.93	1.74	1.63	1.49
Distributions to shareholders from
Net investment income	(0.02)	(0.06)	(0.00)[2]	(0.01)	(0.02)
Net realized gains	(0.28)	(0.58)	(0.12)	(0.16)	(0.95)

Total distributions to shareholders	(0.30)	(0.64)	(0.12)	(0.17)	(0.97)
Net asset value, end of period	$23.64	$21.36	$21.07	$19.45	$17.99
Total return[3]	12.22%	4.75%	8.97%	9.14%	8.86%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.86%	1.83%	1.84%	1.85%
Net expenses	1.83%	1.83%	1.82%	1.84%	1.85%
Net investment income	0.08%	0.24%	0.05%	0.04%	0.03%
Supplemental data
Portfolio turnover rate	19%	14%	9%	9%	8%
Net assets, end of period (000s omitted)	$144,828	$144,264	$153,322	$152,820	$136,881

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Index Asset Allocation Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$35.14	$34.64	$31.99	$29.63	$28.75
Net investment income	0.37	0.39	0.32	0.30	0.28
Net realized and unrealized gains (losses) on investments	4.20	1.46	2.84	2.68	2.45

Total from investment operations	4.57	1.85	3.16	2.98	2.73
Distributions to shareholders from
Net investment income	(0.36)	(0.39)	(0.32)	(0.35)	(0.28)
Net realized gains	(0.46)	(0.96)	(0.19)	(0.27)	(1.57)

Total distributions to shareholders	(0.82)	(1.35)	(0.51)	(0.62)	(1.85)
Net asset value, end of period	$38.89	$35.14	$34.64	$31.99	$29.63
Total return	13.26%	5.73%	9.94%	10.20%	9.91%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.03%	1.00%	0.99%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.01%	1.17%	0.97%	0.96%	0.98%
Supplemental data
Portfolio turnover rate	19%	14%	9%	9%	8%
Net assets, end of period (000s omitted)	$281,988	$229,390	$216,611	$268,512	$206,908

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Asset Allocation Fund  |  37

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$35.09	$34.59	$31.96	$29.27
Net investment income	0.42	0.44	0.39	0.35
Net realized and unrealized gains (losses) on investments	4.21	1.46	2.81	3.03

Total from investment operations	4.63	1.90	3.20	3.38
Distributions to shareholders from
Net investment income	(0.42)	(0.44)	(0.38)	(0.42)
Net realized gains	(0.46)	(0.96)	(0.19)	(0.27)

Total distributions to shareholders	(0.88)	(1.40)	(0.57)	(0.69)
Net asset value, end of period	$38.84	$35.09	$34.59	$31.96
Total return[2]	13.44%	5.89%	10.11%	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.78%	0.75%	0.74%
Net expenses	0.75%	0.75%	0.74%	0.74%
Net investment income	1.16%	1.32%	1.13%	1.08%
Supplemental data
Portfolio turnover rate	19%	14%	9%	9%
Net assets, end of period (000s omitted)	$139,896	$123,504	$110,566	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo Index Asset Allocation Fund  |  39

Notes to financial statements

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values and is subject to interest rate risk and equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $924,477,481 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$586,306,591

Gross unrealized losses	(20,835,269)

Net unrealized gains	$565,471,322

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

40  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$36,944	$0	$36,944

Common stocks

Communication services	95,812,509	0	0	95,812,509

Consumer discretionary	102,086,381	0	0	102,086,381

Consumer staples	62,123,881	0	0	62,123,881

Energy	18,203,407	0	0	18,203,407

Financials	85,621,507	0	0	85,621,507

Health care	125,931,430	0	0	125,931,430

Industrials	73,288,088	0	0	73,288,088

Information technology	249,109,723	0	0	249,109,723

Materials	23,162,786			23,162,786

Real estate	23,416,854	0	0	23,416,854

Utilities	26,271,825	0	0	26,271,825

Non-agency mortgage-backed securities	0	4,891	0	4,891

U.S. Treasury securities	558,688,900	0	0	558,688,900

Short-term investments

Investment companies	47,208,672	0	0	47,208,672

	1,490,925,963	41,835	0	1,490,967,798

Futures contracts	19,483	0	0	19,483

Total assets	$1,490,945,446	$41,835	$0	$1,490,987,281

Liabilities

Futures contracts	$1,038,478	$0	$0	$1,038,478

Total liabilities	$1,038,478	$0	$0	$1,038,478

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Index Asset Allocation Fund  |  41

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the

42  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $82,626 from the sale of Class A shares and $14 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$146,800,140	$105,742,295	$135,203,574	$124,076,473

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

BNP Paribas Securities Corp.	$328,821	$(328,821)	$0

Morgan Stanley & Co. LLC	391,840	(391,840)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2020, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $102,342,405 in long futures contracts and $16,597,655 in short futures contracts during the year ended September 30, 2020.

The cumulative unrealized gains (losses) reported in the table following the Portfolio of Investments represents the fair value of futures contracts at the end of the period. Only the current day’s variation margin as of September 30, 2020 is reported separately on the Statement of Assets and Liabilities.

Wells Fargo Index Asset Allocation Fund  |  43

Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2020 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$16,703,280	$(359,280)

Interest rate risk	(715,074)	373,055

	$15,988,206	$13,775

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$13,174,894	$16,601,787

Long-term capital gain	15,219,809	31,862,151

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$15,180,788	$29,223,870	$565,471,322

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

44  |  Wells Fargo Index Asset Allocation Fund

Notes to financial statements

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Index Asset Allocation Fund  |  45

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Asset Allocation Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

46  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 60.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $15,219,809 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $8,265,187 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $4,133,053 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, $2,102,311 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, 33.58% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Index Asset Allocation Fund  |  47

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

48  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Index Asset Allocation Fund  |  49

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

50  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Index Asset Allocation Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Index Asset Allocation Fund  |  51

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”)to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the one-, three-, five-, and ten-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for the one-, three-, and ten-year periods ended March 31, 2020, but in range of its benchmark index for the five-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

52  |  Wells Fargo Index Asset Allocation Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Index Asset Allocation Fund  |  53

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

54  |  Wells Fargo Index Asset Allocation Fund

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Index Asset Allocation Fund  |  55

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

56  |  Wells Fargo Index Asset Allocation Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-020-00569 11-20

A227/AR227 09-20

Annual Report

September 30, 2020

Wells Fargo C&B Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo C&B Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Mid Cap Value Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo C&B Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo C&B Mid Cap Value Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo C&B Mid Cap Value Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®‡

Wesley Lim, CFA®‡

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (CBMAX)	7-26-2004	-15.94	5.92	9.30	-10.81	7.18	9.94	1.30	1.26

Class C (CBMCX)	7-26-2004	-12.32	6.42	9.14	-11.32	6.42	9.14	2.05	2.01

Class R6 (CBMYX)[3]	7-31-2018	–	–	–	-10.42	7.60	10.32	0.87	0.81

Administrator Class (CBMIX)	7-26-2004	–	–	–	-10.74	7.28	10.02	1.22	1.16

Institutional Class (CBMSX)	7-26-2004	–	–	–	-10.52	7.55	10.30	0.97	0.91

Russell Midcap® Value Index[4]	–	–	–	–	-7.30	6.38	9.71	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.25% for Class A, 2.00% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo C&B Mid Cap Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2020.

∎	Stock selection was significantly negative, with industrials stocks detracting most from relative performance. Health care and consumer discretionary stocks also detracted from relative results.

∎

Sector allocation effect was significantly positive, particularly due to the underweight to real estate and energy as well as the overweight to industrials. Stock selection within financials also added to relative results.

Overview

Although markets remain down overall during the trailing 12 months, especially due to COVID-19-related market lows in March, U.S. equity markets continued higher in the third quarter on the heels of further government stimulus, improving economic data, encouraging readouts from COVID-19 vaccine trials, and better clinical outcomes for COVID-19 patients. Even though the trend somewhat reversed in September, growth stocks again led the charge, as has been the case over the last number of years. Given continued resilience in consumer spending and increasing evidence of economic recovery over the past two quarters, the generally broad-based market advance included particular strength among consumer discretionary and other economically sensitive constituents, though energy stocks declined meaningfully during the quarter and the trailing 12 months in the face of persistently low oil prices.

Ten largest holdings (%) as of September 30, 2020[6]

American Eagle Outfitters Incorporated	3.62

Arrow Electronics Incorporated	3.46

Helen of Troy Limited	3.05

Whirlpool Corporation	2.83

Gildan Activewear Incorporated	2.67

Colfax Corporation	2.61

The Progressive Corporation	2.57

Synchrony Financial	2.56

Essent Group Limited	2.55

Alleghany Corporation	2.49

Fund updates

We continue to find compelling opportunities for the Fund as market disruptions create pockets of valuation weakness despite strong fundamentals. This has been especially true in 2020, as portfolio turnover increased due to COVID-19-related volatility. We initiated positions across multiple industries, including consumer discretionary company Gentex, health care company Integra LifeSciences, two financials companies (Alleghany and Essent Group), and two industrials companies (Huntington Ingalls and IAA).

In order to make room for these holdings, we eliminated communication services company Activision Blizzard, consumer discretionary holding Williams-Sonoma, health care company MEDNAX, materials company Crown, and two information technology companies (Alliance Data Systems and Applied Materials).

Sector allocation as of September 30, 2020[7]

The five largest detractors from the Fund were balanced across multiple sectors, with cruise operator Norwegian having the most negative impact on the Fund.

Norwegian Cruise Lines*, the third-largest cruise operator in the world, was forced to cease operations indefinitely as cruise ships were deemed vectors for COVID-19 transmission early in the pandemic. Hexcel, a global leader in designing and manufacturing advanced composites, lagged due to uncertainty regarding the length and depth of Airbus and Boeing’s COVID-19-related production cuts, which led to continued weakness of exposed aerospace suppliers. AerCap, the largest independent aircraft lessor, suffered from investor

Please see footnotes on page 7.

8  |  Wells Fargo C&B Mid Cap Value Fund

Performance highlights (unaudited)

concerns about the financial health of its airline customers as the pandemic roils the global airline industry. Gildan and TCF Financial were the fourth- and fifth-largest detractors, respectively. From a positioning standpoint, the Fund’s overweight to financials and underweight to materials were headwinds.

The five largest stock contributors to the Fund’s return were led by consumer goods company Helen of Troy.

Helen of Troy, a consumer goods company with leading brands in niche categories, demonstrated strong organic trends prior to the emergence of COVID-19 but has also emerged as a slight net beneficiary of the pandemic.

Colfax, an acquisitive conglomerate with strong welding and orthopedic franchises, showed evidence that management had successfully integrated a recent acquisition, and investor optimism about end market recovery benefited the stock. Progressive, a leading personal auto insurer in North America, continued to demonstrate strong growth and profitability during the period. TE Connectivity and Arrow Electronics were the fourth- and fifth-largest contributors, respectively. From a positioning standpoint, the Fund benefited from the underweight to real estate and energy—the two worst sectors in terms of performance over the period—as well as the overweight to industrials.

Outlook

We remain generally constructive on the investing environment. The U.S. economy is exiting a recession and we expect the nascent recovery to persist as people slowly return to many pre-COVID-19 routines, driven by human nature and emboldened by improving therapies and eventually vaccines. This process likely will not be linear, and we expect market volatility along the way, but highly accommodative fiscal and monetary policy should provide continuing support. Offsetting the improving fundamental backdrop to some degree are very high expectations embedded in valuations in parts of the market. As the economy normalizes, we expect investors will better appreciate the enormous valuation disparity between the stocks of companies that have benefited from the pandemic and those that have been negatively affected. We have selectively favored the latter group, emphasizing reasonably valued stocks of the best positioned, financially strong companies that possess both staying power and latent fundamental improvement potential. We expect the portfolio to perform well as underlying fundamentals progress and these characteristics are better recognized.

Please see footnotes on page 7.

Wells Fargo C&B Mid Cap Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,255.47	$7.05	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.81	$6.31	1.25%

Class C

Actual	$1,000.00	$1,253.04	$11.28	2.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.05	$10.09	2.00%

Class R6

Actual	$1,000.00	$1,258.41	$4.53	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%

Administrator Class

Actual	$1,000.00	$1,255.86	$6.50	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class

Actual	$1,000.00	$1,257.33	$5.09	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Common Stocks: 97.99%

Communication Services: 1.73%

Media: 1.73%
Omnicom Group Incorporated	160,200	$7,929,900

Consumer Discretionary: 15.94%

Auto Components: 1.00%
Gentex Corporation	178,800	4,604,100

Hotels, Restaurants & Leisure: 0.77%
Extended Stay America Incorporated	296,550	3,543,773

Household Durables: 5.88%
Helen of Troy Limited †	72,500	14,030,200
Whirlpool Corporation	70,700	13,001,023

		27,031,223

Specialty Retail: 3.62%
American Eagle Outfitters Incorporated	1,123,600	16,640,514

Textiles, Apparel & Luxury Goods: 4.67%
Gildan Activewear Incorporated	624,300	12,279,981
HanesBrands Incorporated	581,300	9,155,475

		21,435,456

Financials: 23.68%

Banks: 3.24%
Commerce Bancshares Incorporated	81,703	4,599,062
TCF Financial Corporation	440,510	10,290,314

		14,889,376

Capital Markets: 2.30%
State Street Corporation	178,600	10,596,338

Consumer Finance: 4.90%
FirstCash Financial Services Incorporated	187,600	10,732,596
Synchrony Financial	450,200	11,781,734

		22,514,330

Insurance: 10.69%
Alleghany Corporation	22,000	11,449,900
Arch Capital Group Limited †	331,750	9,703,688
Fidelity National Financial Incorporated	167,300	5,238,163
Globe Life Incorporated	136,200	10,882,380
The Progressive Corporation	124,900	11,824,283

		49,098,414

Thrifts & Mortgage Finance: 2.55%
Essent Group Limited	316,400	11,709,964

Health Care: 11.48%

Health Care Equipment & Supplies: 4.46%
Hill-Rom Holdings Incorporated	108,900	9,094,239
Integra LifeSciences Holdings Corporation †	241,500	11,403,630

		20,497,869

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2020

	Shares	Value
Health Care Providers & Services: 2.46%
Laboratory Corporation of America Holdings †	60,000	$11,296,200

Life Sciences Tools & Services: 2.47%
Syneos Health Incorporated †	213,800	11,365,608

Pharmaceuticals: 2.09%
Perrigo Company plc	208,700	9,581,417

Industrials: 27.17%

Aerospace & Defense: 5.29%
BWX Technologies Incorporated	190,400	10,721,424
Hexcel Corporation	118,800	3,985,740
Huntington Ingalls Industries Incorporated	68,100	9,585,075

		24,292,239

Building Products: 1.39%
Johnson Controls International plc	157,000	6,413,450

Commercial Services & Supplies: 3.40%
IAA Incorporated †	219,200	11,413,744
Steelcase Incorporated Class A	416,200	4,207,782

		15,621,526

Electrical Equipment: 6.42%
Acuity Brands Incorporated	86,600	8,863,510
AMETEK Incorporated	95,200	9,462,880
Eaton Corporation plc	109,700	11,192,691

		29,519,081

Machinery: 8.74%
Colfax Corporation †	382,300	11,988,928
Donaldson Company Incorporated	91,900	4,265,998
Gates Industrial Corporation plc †	400,650	4,455,228
Snap-on Incorporated	67,500	9,931,275
Woodward Governor Company	118,600	9,506,976

		40,148,405

Trading Companies & Distributors: 1.93%
AerCap Holdings NV †	351,600	8,856,804

Information Technology: 11.36%

Electronic Equipment, Instruments & Components: 5.70%
Arrow Electronics Incorporated †	202,100	15,897,186
TE Connectivity Limited	105,200	10,282,248

		26,179,434

IT Services: 3.96%
Amdocs Limited	165,000	9,472,650
Leidos Holdings Incorporated	97,700	8,709,955

		18,182,605

Semiconductors & Semiconductor Equipment: 1.70%
MKS Instruments Incorporated	71,600	7,820,868

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo C&B Mid Cap Value Fund

Portfolio of investments—September 30, 2020

		Shares	Value
Materials: 4.80%

Chemicals: 1.55%
Axalta Coating Systems Limited †		320,700	$7,109,919

Metals & Mining: 2.22%
Reliance Steel & Aluminum Company		100,000	10,204,000

Paper & Forest Products: 1.03%
Schweitzer-Mauduit International Incorporated		155,200	4,716,528

Real Estate: 1.83%

Real Estate Management & Development: 1.83%
CBRE Group Incorporated Class A †		179,000	8,407,630

Total Common Stocks (Cost $423,107,192)			450,206,971

	Yield
Short-Term Investments: 2.29%

Investment Companies: 2.29%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05%	10,498,142	10,498,142

Total Short-Term Investments (Cost $10,498,142)			10,498,142

Total investments in securities (Cost $433,605,334)	100.28%	460,705,113

Other assets and liabilities, net	(0.28)	(1,270,213)

Total net assets	100.00%	$459,434,900

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	$5,733,750	$18,977,050	$(24,710,655)	$(145)	$0	$3,957	#	$0
Wells Fargo Government Money Market Fund Select Class	17,446,499	241,557,419	(248,505,776)	0	0	213,947		10,498,142

				$(145)	$0	$217,904		$10,498,142	2.29%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  13

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $423,107,192)	$450,206,971
Investments in affiliated securities, at value (cost $10,498,142)	10,498,142
Receivable for investments sold	135,939
Receivable for Fund shares sold	1,240,110
Receivable for dividends	293,156
Prepaid expenses and other assets	93,706

Total assets	462,468,024

Liabilities
Payable for investments purchased	1,707,223
Payable for Fund shares redeemed	979,237
Management fee payable	274,973
Administration fees payable	56,098
Distribution fee payable	1,983
Trustees’ fees and expenses payable	3,445
Accrued expenses and other liabilities	10,165

Total liabilities	3,033,124

Total net assets	$459,434,900

Net assets consist of
Paid-in capital	$447,128,391
Total distributable earnings	12,306,509

Total net assets	$459,434,900

Computation of net asset value and offering price per share
Net assets – Class A	$104,921,741
Shares outstanding – Class A1	3,050,122
Net asset value per share – Class A	$34.40
Maximum offering price per share – Class A2	$36.50
Net assets – Class C	$3,217,079
Shares outstanding – Class C1	100,734
Net asset value per share – Class C	$31.94
Net assets – Class R6	$12,156,030
Shares outstanding – Class R6[1]	349,648
Net asset value per share – Class R6	$34.77
Net assets – Administrator Class	$23,690,907
Shares outstanding – Administrator Class[1]	680,700
Net asset value per share – Administrator Class	$34.80
Net assets – Institutional Class	$315,449,143
Shares outstanding – Institutional Class[1]	9,080,353
Net asset value per share – Institutional Class	$34.74

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C&B Mid Cap Value Fund

Statement of operations—year ended September 30, 2020

Investment income
Dividends (net of foreign withholding taxes of $18,778)	$6,516,198
Income from affiliated securities	214,745

Total investment income	6,730,943

Expenses
Management fee	3,291,258
Administration fees
Class A	224,655
Class C	8,093
Class R6	4,079
Administrator Class	35,284
Institutional Class	373,465
Shareholder servicing fees
Class A	267,060
Class C	9,618
Administrator Class	67,655
Distribution fee
Class C	28,664
Custody and accounting fees	22,190
Professional fees	40,168
Registration fees	101,439
Shareholder report expenses	65,400
Trustees’ fees and expenses	21,260
Other fees and expenses	16,277

Total expenses	4,576,565
Less: Fee waivers and/or expense reimbursements
Fund-level	(60,941)
Class A	(11,852)
Class R6	(3,585)
Administrator Class	(6,886)
Institutional Class	(77,816)

Net expenses	4,415,485

Net investment income	2,315,458

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(13,737,741)
Affiliated securities	(145)

Net realized losses on investments	(13,737,886)
Net change in unrealized gains (losses) on investments	(31,020,572)

Net realized and unrealized gains (losses) on investments	(44,758,458)

Net decrease in net assets resulting from operations	$(42,443,000)

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  15

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$2,315,458		$2,205,049
Net realized gains (losses) on investments		(13,737,886)		10,275,898
Net change in unrealized gains (losses) on investments		(31,020,572)		6,365,733

Net increase (decrease) in net assets resulting from operations		(42,443,000)		18,846,680

Distributions to shareholders from net investment income and net realized gains
Class A		(3,368,775)		(159,086)
Class C		(116,894)		0
Class R6		(485,361)		(76,727)
Administrator Class		(945,399)		(60,977)
Institutional Class		(8,727,328)		(1,010,122)

Total distributions to shareholders		(13,643,757)		(1,306,912)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	960,999	33,921,828	316,284	11,568,529
Class C	27,501	911,966	28,128	897,999
Class R6	81,470	2,854,895	475,263	17,075,950
Administrator Class	317,699	12,268,162	200,859	7,561,359
Institutional Class	7,166,530	244,342,104	3,096,014	113,109,321

		294,298,955		150,213,158

Reinvestment of distributions
Class A	79,402	3,248,552	4,720	154,816
Class C	2,989	113,505	0	0
Class R6	6,228	257,557	995	32,841
Administrator Class	22,658	938,447	1,590	52,718
Institutional Class	210,740	8,708,954	30,350	1,001,844

		13,267,015		1,242,219

Payment for shares redeemed
Class A	(686,660)	(23,231,821)	(564,439)	(20,529,618)
Class C	(53,935)	(1,754,560)	(139,702)	(4,695,256)
Class R6	(115,303)	(4,078,132)	(99,674)	(3,641,646)
Administrator Class	(258,443)	(8,985,442)	(150,211)	(5,462,836)
Institutional Class	(4,458,883)	(151,411,494)	(2,201,065)	(78,294,383)

		(189,461,449)		(112,623,739)

Net increase in net assets resulting from capital share transactions		118,104,521		38,831,638

Total increase in net assets		62,017,764		56,371,406

Net assets
Beginning of period		397,417,136		341,045,730

End of period		$459,434,900		$397,417,136

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.67	$37.88	$35.07	$29.27	$25.12
Net investment income (loss)	0.10 [1]	0.16	0.06	(0.00)[1,2]	0.07 [1]
Net realized and unrealized gains (losses) on investments	(4.21)	1.69	2.75	5.82	4.13

Total from investment operations	(4.11)	1.85	2.81	5.82	4.20
Distributions to shareholders from
Net investment income	(0.15)	(0.06)	(0.00)[3]	(0.02)	(0.05)
Net realized gains	(1.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.16)	(0.06)	(0.00)[3]	(0.02)	(0.05)
Net asset value, end of period	$34.40	$39.67	$37.88	$35.07	$29.27
Total return[4]	(10.81)%	4.91%	8.02%	19.89%	16.73%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.29%	1.29%	1.30%	1.33%
Net expenses	1.25%	1.25%	1.25%	1.25%	1.24%
Net investment income (loss)	0.29%	0.43%	0.16%	(0.00)%	0.27%
Supplemental data
Portfolio turnover rate	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$104,922	$106,975	$111,354	$115,258	$120,020

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.98	$35.51	$33.12	$27.83	$24.02
Net investment loss	(0.16)[1]	(0.12)[1]	(0.20)[1]	(0.26)[1]	(0.14)[1]
Net realized and unrealized gains (losses) on investments	(3.87)	1.59	2.59	5.55	3.95

Total from investment operations	(4.03)	1.47	2.39	5.29	3.81
Distributions to shareholders from
Net realized gains	(1.01)	0.00	0.00	0.00	0.00
Net asset value, end of period	$31.94	$36.98	$35.51	$33.12	$27.83
Total return[2]	(11.32)%	4.14%	7.22%	19.01%	15.86%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.04%	2.04%	2.05%	2.08%
Net expenses	2.00%	2.00%	2.00%	2.00%	1.98%
Net investment loss	(0.47)%	(0.36)%	(0.59)%	(0.74)%	(0.55)%
Supplemental data
Portfolio turnover rate	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$3,217	$4,592	$8,371	$8,567	$7,314

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2020	2019	2018[1]
Net asset value, beginning of period	$40.06	$38.27	$37.39
Net investment income	0.27	0.35 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	(4.25)	1.67	0.80

Total from investment operations	(3.98)	2.02	0.88
Distributions to shareholders from
Net investment income	(0.30)	(0.23)	0.00
Net realized gains	(1.01)	0.00	0.00

Total distributions to shareholders	(1.31)	(0.23)	0.00
Net asset value, end of period	$34.77	$40.06	$38.27
Total return[3]	(10.42)%	5.39%	2.35%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.86%
Net expenses	0.80%	0.80%	0.80%
Net investment income	0.73%	0.95%	1.24%
Supplemental data
Portfolio turnover rate	45%	42%	39%
Net assets, end of period (000s omitted)	$12,156	$15,112	$26

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.14	$38.35	$35.52	$29.63	$25.42
Net investment income	0.14 [1]	0.20 [1]	0.10 [1]	0.04 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(4.27)	1.70	2.78	5.89	4.19

Total from investment operations	(4.13)	1.90	2.88	5.93	4.27
Distributions to shareholders from
Net investment income	(0.20)	(0.11)	(0.05)	(0.04)	(0.06)
Net realized gains	(1.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.21)	(0.11)	(0.05)	(0.04)	(0.06)
Net asset value, end of period	$34.80	$40.14	$38.35	$35.52	$29.63
Total return	(10.74)%	5.03%	8.13%	20.02%	16.82%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.21%	1.21%	1.22%	1.25%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.38%	0.53%	0.26%	0.12%	0.28%
Supplemental data
Portfolio turnover rate	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$23,691	$24,036	$20,960	$21,267	$8,302

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo C&B Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.04	$38.26	$35.41	$29.53	$25.34
Net investment income	0.23 [1]	0.28	0.19	0.16	0.16
Net realized and unrealized gains (losses) on investments	(4.25)	1.70	2.78	5.82	4.17

Total from investment operations	(4.02)	1.98	2.97	5.98	4.33
Distributions to shareholders from
Net investment income	(0.27)	(0.20)	(0.12)	(0.10)	(0.14)
Net realized gains	(1.01)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.28)	(0.20)	(0.12)	(0.10)	(0.14)
Net asset value, end of period	$34.74	$40.04	$38.26	$35.41	$29.53
Total return	(10.52)%	5.29%	8.41%	20.30%	17.11%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.96%	0.96%	0.97%	1.00%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.64%	0.79%	0.56%	0.37%	0.54%
Supplemental data
Portfolio turnover rate	45%	42%	39%	54%	35%
Net assets, end of period (000s omitted)	$315,449	$246,702	$200,335	$105,550	$38,161

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Mid Cap Value Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

22  |  Wells Fargo C&B Mid Cap Value Fund

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $444,558,274 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$46,255,983

Gross unrealized losses	(30,109,144)

Net unrealized gains	$16,146,839
As of September 30, 2020, the Fund had capital loss carryforwards which consist of $5,283,545 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo C&B Mid Cap Value Fund  |  23

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$7,929,900	$0	$0	$7,929,900

Consumer discretionary	73,255,066	0	0	73,255,066

Financials	108,808,422	0	0	108,808,422

Health care	52,741,094	0	0	52,741,094

Industrials	124,851,505	0	0	124,851,505

Information technology	52,182,907	0	0	52,182,907

Materials	22,030,447	0	0	22,030,447

Real estate	8,407,630	0	0	8,407,630

Short-term investments

Investment companies	10,498,142	0	0	10,498,142

Total assets	$460,705,113	$0	$0	$460,705,113

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

24  |  Wells Fargo C&B Mid Cap Value Fund

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses 1.25% for Class A shares, 2.00% for Class C shares, 0.80% for Class R6 shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $5,145 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $301,302,733 and $187,244,248, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

Wells Fargo C&B Mid Cap Value Fund  |  25

Notes to financial statements

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$5,458,221	$1,306,912

Long-term capital gain	8,185,536	0

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$1,443,215	$16,146,839	$(5,283,545)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

26  |  Wells Fargo C&B Mid Cap Value Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Mid Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo C&B Mid Cap Value Fund  |  27

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 82.69% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $8,185,536 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $5,434,615 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $136,204 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, $2,841,539 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo C&B Mid Cap Value Fund  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo C&B Mid Cap Value Fund  |  31

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Mid Cap Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods ended March 31, 2020, but lower than the average investment performance of the Universe for the one- and three-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap® Value Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap® Value Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. The Board noted the small size of the sub-advised expense universe. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo C&B Mid Cap Value Fund  |  33

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34  |  Wells Fargo C&B Mid Cap Value Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo C&B Mid Cap Value Fund  |  35

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

36  |  Wells Fargo C&B Mid Cap Value Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo C&B Mid Cap Value Fund  |  37

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00562 11-20

A228/AR228 09-20

Annual Report

September 30, 2020

Wells Fargo Common Stock Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Common Stock Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Common Stock Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Common Stock Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Common Stock Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Common Stock Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Common Stock Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher G. Miller, CFA®‡

Garth B. Newport, CFA®‡*

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SCSAX)	11-30-2000	-9.05	6.36	8.66	-3.48	7.63	9.31	1.27	1.27

Class C (STSAX)	11-30-2000	-4.88	6.89	8.53	-3.88	6.89	8.53	2.02	2.02

Class R6 (SCSRX)[3]	6-28-2013	–	–	–	-3.10	8.08	9.77	0.83	0.83

Administrator Class (SCSDX)	7-30-2010	–	–	–	-1.68	8.16	9.67	1.19	1.11

Institutional Class (SCNSX)	7-30-2010	–	–	–	-3.13	8.06	9.74	0.94	0.86

Russell 2500TM Index[4]	–	–	–	–	2.22	8.97	10.81	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Newport became a portfolio manager of the Fund on February 1, 2020.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.26% for Class A, 2.01% for Class C, 0.83% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, the returns for the Class R6 shares would be higher.

[4]

The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Common Stock Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2500TM Index, for the 12-month period that ended September 30, 2020.

∎	Stock selection in health care, consumer discretionary, and information technology (IT) detracted from relative performance, even though IT and health care were the sources of absolute return.

∎	Stock selection in real estate and low exposure to utilities and energy contributed to relative performance.

The global pandemic caused market volatility to spike, prompting aggressive monetary and fiscal policy responses.

The U.S. equity markets were extremely volatile and moved sharply in both directions during the reporting period. The markets rose in all four quarters in 2019 and into mid-February, hitting new all-time highs along the way. Then, as the global pandemic took hold, the equity markets proceeded to lose more than 35% of their value in less than six weeks, ending the longest bull market in U.S. history while entering bear market territory in record time. Beginning in the last week of March, U.S. equities began to recover and rose for the next five months before retreating a bit in September. The Fund’s benchmark followed a similar pattern and ended up gaining 15% for the 12-month period. IT, consumer discretionary, and health care were the best-performing sectors in the benchmark while energy, financials, and real estate declined the most. Growth stocks generally outperformed value.

Leading up to the mid-February high, U.S. equities benefited from a dovish U.S. Federal Reserve (Fed), lower corporate taxes, less regulation, share buybacks, capital spending, and high-profile merger and acquisition activity that boosted optimism in U.S. businesses. Rising wages, low unemployment, low inflation, and declining household debt fueled consumer confidence. COVID-19 evolved into a global pandemic, largely shutting down the international economy and eventually accumulating a worldwide death toll of around 1 million by the end of the period. The six-week market decline was followed by a recovery that can mostly be attributed to the speed and aggressiveness of the U.S. government’s fiscal and monetary policy response. Sentiment ebbed and flowed with news of infection rates, mortality rates, vaccines, therapeutics, and partial business openings. The legislature approved three stimulus bills, including the Coronavirus Aid, Relief, and Economic Security Act, representing the largest stimulus bill in U.S. history at $2.2 trillion. The Fed had cut interest rates to near zero by mid-March and announced an aggressive open-ended commitment to keep buying assets under its quantitative easing measures to also include corporate bonds for the first time in its history. The Fed’s “whatever it takes” mantra increased its balance sheet to over $7.2 trillion. Through the period, we continued to seek companies with solid business models, strong management teams, and healthy cash flow prospects.

Holdings in health care, consumer discretionary, and IT were the largest detractors to relative performance.

Ten largest holdings (%) as of September 30, 2020[6]

Masonite International Corporation	2.88

Bio-Rad Laboratories Incorporated Class A	2.31

United Rentals Incorporated	2.05

Marvell Technology Group Limited	2.01

VICI Properties Incorporated	1.99

AMETEK Incorporated	1.91

Sun Communities Incorporated	1.87

Discover Financial Services	1.85

Zendesk Incorporated	1.81

ITT Incorporated	1.72

Holdings in health care generally underperformed their peers in the benchmark, particularly in medical technologies and biopharma, with a few notable exceptions in life sciences and insurance. LivaNova PLC (LIVN) is a medical technology company that specializes in neuromodulation, cardiac surgery, and cardiac rhythm management. The stock declined 39% during the period, affected by a pandemic-related delay in clinical trial timelines and postponement of non-emergent procedures that hurt the firm’s neuromodulation business. Conversely, in the life sciences industry, Bio-Rad Laboratories, Incorporated (BIO), was one of the largest relative contributors to the Fund. BIO is a leading life science company providing instruments, software, consumables, reagents, and related content. The stock rose 55% on increased demand for its products, including a real-time PCR screening assay and a blood-based immunoassay kit to identify antibodies to COVID-19. Holdings in the consumer discretionary sector were hurt by the pandemic, especially in the leisure, travel, restaurant, and retail industries. Norwegian Cruise Line Holdings Limited (NCLH) operates brands with a combined fleet of 28 ships. The stock declined 69% as cruise lines were at the epicenter of the pandemic and all major carriers were suspending voyages. The Fund’s holdings in IT made the largest contribution to overall returns but underperformed their peers in the benchmark. The largest individual detractor was Hexcel Corporation (HXL) in the industrials

Please see footnotes on page 7.

8  |  Wells Fargo Common Stock Fund

Performance highlights (unaudited)

sector, a leading producer of carbon fiber reinforcements and resin systems and honeycomb manufacturing for the commercial aerospace, industrial, and defense industries. Travel restrictions severely curtailed demand from aircraft manufacturers, causing the stock to decline 59% during the period.

Sector allocation as of September 30, 2020[7]

Real estate, utilities, and energy contributed the most to relative performance.

The real estate sector in the benchmark declined during the period, but the Fund’s holdings outperformed the group. Cell towers and data centers benefited from increased use of cloud computing and electronic commerce by businesses and increased electronic communications between/among people and things. SBA Communications Corporation (SBA) rose 33% as an owner and operator of wireless communications infrastructure. The energy sector was affected by the collapse in the price of crude oil, as global demand faded from the pandemic-induced economic slowdown without a proportional reduction in supply. Energy was the worst-performing sector in the benchmark with a decline of 55%, but an underweight position made it a relative contributor to the Fund. Utilities also declined during the period and lack of exposure there was also a source of relative gains. The largest individual contributor was Nuance Communications, Incorporated (NUAN), which provides voice and language solutions for the health care, mobile, consumer, enterprise customer service, and imaging markets. The stock rose 134%, benefiting from corporate partnerships and the new normal of virtual communications.

Our focus is constant: To add value by investing in attractively priced holdings.

We seek to buy stocks at a discount to their estimated private market valuation (PMV) and sell them as they reach the top of their PMV range. The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, we were most overweight the industrials and IT sectors while being most underweight utilities and communication services. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis.

The economic impact of the global coronavirus pandemic will consume the equity markets for the foreseeable future. As infection rates have slowed down and patient recovery rates have improved, the country has been gradually opening up and eventually the economy will get back in motion. The U.S. economy is in a recession, but it’s too early to know how deep the economic damage will be, how soon it can begin to recover, and whether the extraordinary responses to date will be effective. We now know a lot more about COVID-19, and we believe there is a lot of promise in the vaccines and therapeutics under development. This economic downturn has been different from anything else in recent history, and there is the possibility that things could get back to normal sooner than expected.

Please see footnotes on page 7.

Wells Fargo Common Stock Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,344.36	$7.32	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.82	$6.30	1.25%

Class C

Actual	$1,000.00	$1,344.83	$11.79	2.01%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.01	$10.13	2.01%

Class R6

Actual	$1,000.00	$1,347.40	$4.88	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20	0.83%

Administrator Class

Actual	$1,000.00	$1,368.77	$6.49	1.09%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.54	1.09%

Institutional Class

Actual	$1,000.00	$1,347.21	$5.00	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Common Stock Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Common Stocks: 98.63%

Consumer Discretionary: 12.16%

Auto Components: 1.50%
Dana Incorporated	1,077,585	$13,275,843

Diversified Consumer Services: 0.12%
Houghton Mifflin Harcourt Company †	628,107	1,086,625

Hotels, Restaurants & Leisure: 3.92%
Jack in the Box Incorporated	143,610	11,389,709
Norwegian Cruise Line Holdings Limited «†	205,710	3,519,698
Planet Fitness Incorporated Class A †	195,111	12,022,740
Texas Roadhouse Incorporated	125,569	7,633,340

		34,565,487

Household Durables: 0.93%
Mohawk Industries Incorporated †	83,734	8,171,601

Internet & Direct Marketing Retail: 0.81%
The RealReal Incorporated †	491,582	7,113,192

Specialty Retail: 3.78%
Burlington Stores Incorporated †	72,881	15,020,045
Tractor Supply Company	46,735	6,698,995
Ulta Beauty Incorporated †	51,831	11,609,107

		33,328,147

Textiles, Apparel & Luxury Goods: 1.10%
Levi Strauss & Company Class A	722,067	9,675,698

Consumer Staples: 0.88%

Household Products: 0.88%
Church & Dwight Company Incorporated	83,139	7,790,956

Financials: 12.28%

Banks: 1.47%
Pinnacle Financial Partners Incorporated	185,017	6,584,755
Sterling Bancorp	603,606	6,349,935

		12,934,690

Capital Markets: 1.74%
Cboe Global Markets Incorporated	108,218	9,495,047
Raymond James Financial Incorporated	80,197	5,835,134

		15,330,181

Consumer Finance: 1.84%
Discover Financial Services	281,565	16,268,826

Insurance: 5.97%
Arch Capital Group Limited †	288,991	8,452,987
Axis Capital Holdings Limited	214,811	9,460,276
CNO Financial Group Incorporated	828,994	13,297,064
Reinsurance Group of America Incorporated	104,187	9,917,561
Willis Towers Watson plc	54,922	11,468,812

		52,596,700

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  11

Portfolio of investments—September 30, 2020

	Shares	Value
Thrifts & Mortgage Finance: 1.26%
Essent Group Limited	301,272	$11,150,077

Health Care: 12.19%

Biotechnology: 1.71%
Acceleron Pharma Incorporated †	31,192	3,510,036
Agios Pharmaceuticals Incorporated †	73,361	2,567,635
Neurocrine Biosciences Incorporated †	59,060	5,679,210
Sage Therapeutics Incorporated †	54,125	3,308,120

		15,065,001

Health Care Equipment & Supplies: 4.02%
Haemonetics Corporation †	154,817	13,507,783
Integer Holdings Corporation †	154,679	9,127,608
LivaNova plc †	283,008	12,794,792

		35,430,183

Health Care Providers & Services: 3.75%
Humana Incorporated	33,485	13,859,107
Laboratory Corporation of America Holdings †	76,554	14,412,822
Universal Health Services Incorporated Class B	44,831	4,797,814

		33,069,743

Life Sciences Tools & Services: 2.71%
Bio-Rad Laboratories Incorporated Class A †	39,430	20,324,588
Codexis Incorporated †	308,115	3,617,270

		23,941,858

Industrials: 23.20%

Aerospace & Defense: 1.83%
Hexcel Corporation	131,726	4,419,407
MTU Aero Engines AG †	70,477	11,683,017

		16,102,424

Building Products: 2.88%
Masonite International Corporation †	258,315	25,418,196

Commercial Services & Supplies: 4.42%
IAA Incorporated †	268,610	13,986,523
Republic Services Incorporated	144,528	13,491,689
Stericycle Incorporated †	182,353	11,499,180

		38,977,392

Construction & Engineering: 0.67%
API Group Corporation 144A†	414,149	5,893,340

Electrical Equipment: 3.41%
AMETEK Incorporated	169,252	16,823,649
Sensata Technologies Holding plc †	308,175	13,294,670

		30,118,319

Industrial Conglomerates: 1.23%
Carlisle Companies Incorporated	88,430	10,821,179

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Common Stock Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Machinery: 4.47%
Altra Industrial Motion Corporation	373,274	$13,799,940
Ingersoll Rand Incorporated †	293,781	10,458,604
ITT Incorporated	256,676	15,156,718

		39,415,262

Road & Rail: 0.59%
Saia Incorporated †	40,951	5,165,559

Trading Companies & Distributors: 3.70%
Air Lease Corporation	494,051	14,534,980
United Rentals Incorporated †	103,600	18,078,200

		32,613,180

Information Technology: 21.59%

IT Services: 4.14%
Black Knight Incorporated †	147,128	12,807,492
EVO Payments Incorporated Class A †	487,408	12,112,089
Genpact Limited	297,609	11,591,871

		36,511,452

Semiconductors & Semiconductor Equipment: 6.36%
Brooks Automation Incorporated	323,990	14,987,777
Marvell Technology Group Limited	445,647	17,692,186
Maxim Integrated Products Incorporated	170,763	11,545,286
ON Semiconductor Corporation †	547,146	11,867,597

		56,092,846

Software: 11.09%
8x8 Incorporated †	756,884	11,769,546
Fair Isaac Corporation †	30,441	12,948,993
Medallia Incorporated †	384,081	10,531,501
Nuance Communications Incorporated	412,147	13,679,159
Proofpoint Incorporated †	116,361	12,281,904
RealPage Incorporated †	201,482	11,613,422
SPS Commerce Incorporated †	115,002	8,955,206
Zendesk Incorporated †	154,820	15,934,074

		97,713,805

Materials: 5.19%

Chemicals: 1.48%
Westlake Chemical Corporation	206,276	13,040,769

Containers & Packaging: 1.30%
Crown Holdings Incorporated †	149,250	11,471,355

Metals & Mining: 2.41%
Royal Gold Incorporated	64,214	7,716,596
Steel Dynamics Incorporated	472,104	13,516,338

		21,232,934

Real Estate: 11.14%

Equity REITs: 10.19%
American Homes 4 Rent Class A	217,917	6,206,276
Camden Property Trust	92,995	8,274,695
CoreSite Realty Corporation	91,773	10,909,974

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  13

Portfolio of investments—September 30, 2020

		Shares	Value

Equity REITs (continued)
Four Corners Property Trust Incorporated		411,389	$10,527,445
SBA Communications Corporation		36,227	11,537,575
STAG Industrial Incorporated		275,682	8,405,544
Sun Communities Incorporated		117,241	16,485,257
VICI Properties Incorporated		749,219	17,509,248

			89,856,014

Real Estate Management & Development: 0.95%
Jones Lang LaSalle Incorporated		87,784	8,397,417

Total Common Stocks (Cost $682,761,988)			869,636,251

Exchange-Traded Funds: 1.25%
SPDR S&P Biotech ETF «		99,390	11,075,028

Total Exchange-Traded Funds (Cost $6,115,593)			11,075,028

	Yield
Short-Term Investments: 1.80%

Investment Companies: 1.80%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%	14,083,400	14,083,400
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05	1,768,345	1,768,345

Total Short-Term Investments (Cost $15,851,745)			15,851,745

Total investments in securities (Cost $704,729,326)	101.68%	896,563,024

Other assets and liabilities, net	(1.68)	(14,850,384)

Total net assets	100.00%	$881,712,640

†	Non-income-earning security
«	All or a portion of this security is on loan.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$9,519,016	$108,335,256	$(103,771,246)	$610	$(236)	$88,824	#	$14,083,400
Wells Fargo Government Money Market Fund Select Class	15,119,436	281,175,232	(294,526,323)	0	0	107,095		1,768,345

				$610	$(236)	$195,919		$15,851,745	1.80%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Common Stock Fund

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities (including $13,862,286 of securities loaned), at value (cost $688,877,581)	$880,711,279
Investments in affiliated securities, at value (cost $15,851,745)	15,851,745
Receivable for Fund shares sold	57,451
Receivable for dividends	1,082,657
Receivable for securities lending income, net	8,231

Total assets	897,711,363

Liabilities
Payable upon receipt of securities loaned	14,083,400
Payable for Fund shares redeemed	801,394
Management fee payable	610,259
Administration fees payable	140,855
Distribution fee payable	1,912
Trustees’ fees and expenses payable	5,395
Accrued expenses and other liabilities	355,508

Total liabilities	15,998,723

Total net assets	$881,712,640

Net assets consist of
Paid-in capital	$687,264,141
Total distributable earnings	194,448,499

Total net assets	$881,712,640

Computation of net asset value and offering price per share
Net assets – Class A	$722,546,862
Shares outstanding – Class A1	40,408,182
Net asset value per share – Class A	$17.88
Maximum offering price per share – Class A2	$18.97
Net assets – Class C	$3,019,798
Shares outstanding – Class C1	258,105
Net asset value per share – Class C	$11.70
Net assets – Class R6	$27,627,518
Shares outstanding – Class R6[1]	1,441,861
Net asset value per share – Class R6	$19.16
Net assets – Administrator Class	$2,239,113
Shares outstanding – Administrator Class[1]	119,928
Net asset value per share – Administrator Class	$18.67
Net assets – Institutional Class	$126,279,349
Shares outstanding – Institutional Class[1]	6,614,535
Net asset value per share – Institutional Class	$19.09

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  15

Statement of operations—year ended September 30, 2020

Investment income
Dividends (net of foreign withholding taxes of $501)	$10,161,021
Income from affiliated securities	147,811

Total investment income	10,308,832

Expenses
Management fee	7,304,119
Administration fees
Class A	1,607,607
Class C	9,854
Class R6	9,752
Administrator Class	3,373
Institutional Class	179,072
Shareholder servicing fees
Class A	1,909,772
Class C	11,686
Administrator Class	5,967
Distribution fee
Class C	34,979
Custody and accounting fees	64,355
Professional fees	50,991
Registration fees	75,795
Shareholder report expenses	63,246
Trustees’ fees and expenses	23,368
Other fees and expenses	33,992

Total expenses	11,387,928
Less: Fee waivers and/or expense reimbursements
Fund-level	(43,170)
Class A	(255,218)
Class C	(9)
Class R6	(1,006)
Administrator Class	(1,703)
Institutional Class	(113,963)

Net expenses	10,972,859

Net investment loss	(664,027)

Payment from affiliate	50,779

Realized and unrealized gains (losses) on investments
Net realized gains on investments
Unaffiliated securities	27,865,620
Affiiliated securities	610

Net realized gains on investments	27,866,230

Net change in unrealized gains (losses) on
Unaffiliated securities	(71,533,875)
Affiiliated securities	(236)

Net change in unrealized gains (losses) on investments	(71,534,111)

Net realized and unrealized gains (losses) on investments	(43,667,881)

Net decrease in net assets resulting from operations	$(44,281,129)

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Common Stock Fund

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income (loss)		$(664,027)		$399,291
Payment from affiliate		50,779		0
Net realized gains on investments		27,866,230		120,517,533
Net change in unrealized gains (losses) on investments		(71,534,111)		(119,779,061)

Net increase (decrease) in net assets resulting from operations		(44,281,129)		1,137,763

Distributions to shareholders from net investment income and net realized gains
Class A		(106,772,268)		(128,198,379)
Class C		(1,096,288)		(2,840,840)
Class R6		(4,612,059)		(4,757,555)
Administrator Class		(452,132)		(749,896)
Institutional Class		(18,968,188)		(20,825,630)

Total distributions to shareholders		(131,900,935)		(157,372,300)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	829,934	14,670,933	957,344	19,146,985
Class C	30,986	364,118	120,120	1,584,422
Class R6	435,113	8,658,699	410,149	9,044,599
Administrator Class	40,426	781,386	7,616	156,460
Institutional Class	936,815	17,943,308	958,488	21,044,807

		42,418,444		50,977,273

Reinvestment of distributions
Class A	5,292,160	101,875,798	6,577,466	122,340,875
Class C	74,887	945,077	202,645	2,648,573
Class R6	222,029	4,582,449	240,179	4,729,116
Administrator Class	20,980	414,636	36,844	700,411
Institutional Class	903,544	18,584,525	1,038,739	20,390,438

		126,402,485		150,809,413

Payment for shares redeemed
Class A	(7,019,117)	(123,527,409)	(5,755,346)	(115,611,722)
Class C	(386,221)	(4,798,830)	(683,062)	(9,629,160)
Class R6	(826,169)	(14,778,156)	(453,488)	(10,013,010)
Administrator Class	(107,155)	(1,980,852)	(124,075)	(2,358,961)
Institutional Class	(2,368,945)	(43,202,567)	(1,546,702)	(33,665,647)

		(188,287,814)		(171,278,500)

Net increase (decrease) in net assets resulting from capital share transactions		(19,466,885)		30,508,186

Total decrease in net assets		(195,648,949)		(125,726,351)

Net assets
Beginning of period		1,077,361,589		1,203,087,940

End of period		$881,712,640		$1,077,361,589

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.07	$24.58	$24.06	$21.50	$21.62
Net investment loss	(0.03)	(0.01)	(0.04)	(0.09)	(0.01)[1]
Net realized and unrealized gains (losses) on investments	(0.52)	(0.20)	3.10	3.48	2.45

Total from investment operations	(0.55)	(0.21)	3.06	3.39	2.44
Distributions to shareholders from
Net investment income	(0.00)[2]	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)

Total distributions to shareholders	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$17.88	$21.07	$24.58	$24.06	$21.50
Total return[3]	(3.48)%	0.91%	13.62%	16.10%	12.43%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.26%	1.25%	1.25%	1.25%
Net expenses	1.23%	1.26%	1.25%	1.25%	1.25%
Net investment loss	(0.14)%	(0.03)%	(0.18)%	(0.38)%	(0.05)%
Supplemental data
Portfolio turnover rate	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$722,547	$870,369	$971,731	$942,596	$924,864

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.72	$18.40	$18.75	$17.04	$17.77
Net investment loss	(0.11)[1]	(0.11)[1]	(0.17)[1]	(0.20)[1]	(0.14)[1]
Payment from affiliate	0.05	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.32)	(0.27)	2.36	2.74	1.97

Total from investment operations	(0.38)	(0.38)	2.19	2.54	1.83
Distributions to shareholders from
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$11.70	$14.72	$18.40	$18.75	$17.04
Total return[2]	(3.88)%[3]	0.17%	12.74%	15.29%	11.52%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	2.00%	2.00%	2.00%
Net expenses	2.01%	2.01%	2.00%	2.00%	2.00%
Net investment loss	(0.92)%	(0.78)%	(0.94)%	(1.14)%	(0.87)%
Supplemental data
Portfolio turnover rate	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$3,020	$7,925	$16,541	$18,978	$22,902

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.39% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$22.39	$25.80	$25.03	$22.25	$22.20
Net investment income	0.05 [1]	0.09 [1]	0.05 [1]	0.01	0.07 [1]
Net realized and unrealized gains (losses) on investments	(0.56)	(0.20)	3.26	3.60	2.54

Total from investment operations	(0.51)	(0.11)	3.31	3.61	2.61
Distributions to shareholders from
Net investment income	(0.08)	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)

Total distributions to shareholders	(2.72)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$19.16	$22.39	$25.80	$25.03	$22.25
Total return	(3.10)%	1.31%	14.12%	16.56%	12.91%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.82%	0.82%	0.82%
Net expenses	0.83%	0.83%	0.82%	0.82%	0.82%
Net investment income	0.27%	0.40%	0.20%	0.05%	0.32%
Supplemental data
Portfolio turnover rate	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$27,628	$36,069	$36,477	$115,641	$101,436

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Common Stock Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.56	$25.04	$24.42	$21.78	$21.84
Net investment income (loss)	0.00 [1,2]	0.03	(0.01)[1]	(0.06)[1]	0.02
Payment from affiliate	0.32	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	(0.54)	(0.21)	3.17	3.53	2.48

Total from investment operations	(0.22)	(0.18)	3.16	3.47	2.50
Distributions to shareholders from
Net investment income	(0.03)	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)

Total distributions to shareholders	(2.67)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$18.67	$21.56	$25.04	$24.42	$21.78
Total return	(1.68)%[3]	1.03%	13.84%	16.26%	12.59%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.17%	1.17%	1.17%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	0.01%	0.14%	(0.04)%	(0.27)%	0.03%
Supplemental data
Portfolio turnover rate	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$2,239	$3,572	$6,141	$6,336	$16,720

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]

During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.69% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Common Stock Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$22.32	$25.73	$24.97	$22.20	$22.16
Net investment income	0.05 [1]	0.08 [1]	0.05 [1]	0.00 [1,2]	0.06 [1]
Net realized and unrealized gains (losses) on investments	(0.56)	(0.19)	3.25	3.60	2.54

Total from investment operations	(0.51)	(0.11)	3.30	3.60	2.60
Distributions to shareholders from
Net investment income	(0.08)	0.00	0.00	0.00	0.00
Net realized gains	(2.64)	(3.30)	(2.54)	(0.83)	(2.56)

Total distributions to shareholders	(2.72)	(3.30)	(2.54)	(0.83)	(2.56)
Net asset value, end of period	$19.09	$22.32	$25.73	$24.97	$22.20
Total return	(3.13)%	1.31%	14.12%	16.55%	12.88%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.93%	0.92%	0.92%	0.92%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.24%	0.37%	0.21%	0.02%	0.28%
Supplemental data
Portfolio turnover rate	61%	40%	33%	35%	32%
Net assets, end of period (000s omitted)	$126,279	$159,426	$172,197	$167,552	$173,175

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Common Stock Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo Common Stock Fund  |  23

Notes to financial statements

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $725,142,845 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$214,080,616

Gross unrealized losses	(42,660,437)

Net unrealized gains	$171,420,179

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(164,981)	$164,981

24  |  Wells Fargo Common Stock Fund

Notes to financial statements

As of September 30, 2020, the Fund had current year net deferred post-October capital losses consisting of $23,458,101 in short-term losses which will be recognized on the first day of the following fiscal year.

As of September 30, 2020, the Fund had a qualified late-year ordinary loss of $908,184 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer discretionary	$107,216,593	$0	$0	$107,216,593

Consumer staples	7,790,956	0	0	7,790,956

Financials	108,280,474	0	0	108,280,474

Health care	107,506,785	0	0	107,506,785

Industrials	192,841,834	11,683,017	0	204,524,851

Information technology	190,318,103	0	0	190,318,103

Materials	45,745,058	0	0	45,745,058

Real estate	98,253,431	0	0	98,253,431

Exchange-traded funds	11,075,028	0	0	11,075,028

Short-term investments

Investment companies	15,851,745	0	0	15,851,745

Total assets	$884,880,007	$11,683,017	$0	$896,563,024

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the

Wells Fargo Common Stock Fund  |  25

Notes to financial statements

investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class C shares, 0.83% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2020, the Fund’s expenses were capped at 0.85% for Class R6 shares.

Other transactions

On September 30, 2020, Class C and Administrator Class of the Fund were reimbursed by Funds Management in the amount of $12,380 and $38,399, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

26  |  Wells Fargo Common Stock Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $1,598 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $569,050,484 and $708,501,052, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

BNP Paribas Securities Corp.	$3,343,294	$(3,343,294)	$0

Credit Suisse Securities (USA) LLC	2,228,600	(2,228,600)	0

SG Americas Securities LLC	8,290,392	(8,290,392)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

Wells Fargo Common Stock Fund  |  27

Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$11,024,481	$16,373,230

Long-term capital gain	120,876,454	140,999,070

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred

$47,397,630	$171,420,179	$(908,184)	$(23,458,101)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID -19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Common Stock Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Common Stock Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo Common Stock Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $120,876,454 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $11,024,481 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $16,791 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, $5,751,461 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Common Stock Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Common Stock Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Common Stock Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Common Stock Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Common Stock Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Common Stock Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of or higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was in range of or higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was in range of or higher than its benchmark index, the Russell 2500™ Index, for the three- and five-year periods ended December 31, 2019, and lower than its benchmark for the one- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 2500™ Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo Common Stock Fund  |  35

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Common Stock Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Common Stock Fund  |  37

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

38  |  Wells Fargo Common Stock Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Common Stock Fund  |  39

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00568 11-20

A229/AR229 09-20

Annual Report

September 30, 2020

Wells Fargo Discovery Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Discovery Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Discovery Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Discovery Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Discovery Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Discovery Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Discovery Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFDAX)	7-31-2007	29.58	17.15	15.27	37.49	18.55	15.96	1.21	1.21

Class C (WDSCX)	7-31-2007	35.54	17.67	15.09	36.54	17.67	15.09	1.96	1.96

Class R6 (WFDRX)[3]	6-28-2013	–	–	–	38.06	19.06	16.44	0.78	0.78

Administrator Class (WFDDX)	4-8-2005	–	–	–	37.61	18.65	16.07	1.13	1.13

Institutional Class (WFDSX)	8-31-2006	–	–	–	37.91	18.94	16.37	0.88	0.88

Russell 2500TM Growth Index[4]	–	–	–	–	23.37	14.19	14.06	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.22% for Class A, 1.97% for Class C, 0.79% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, the returns for the Class R6 shares would be higher.

[4]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Discovery Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended September 30, 2020.

∎	Stock selection in the health care and consumer discretionary sectors contributed to performance.

∎	Stock selection in the consumer staples sector and select holdings within information technology (IT) detracted from performance.

Global pandemic triggers massive policy response.

Over the past 12 months, global economies shifted from long-toothed bull markets to rapid recessions, spurred by a global pandemic and shelter-at-home orders to combat the coronavirus. Central banks and governments rallied quickly to prevent a possible depression by proposing massive stimulus packages. Within the United States, the Federal Reserve (Fed) took extraordinary measures to provide liquidity, including purchasing corporate bonds and indicating short-term interest rates would stay near zero until at least 2023. These aggressive actions signaled the Fed would effectively take any measures to support the economy. With persistently low Treasury bond yields, U.S. stocks were propelled by the sentiment of “there is no alternative.” The equity markets were further fueled by optimism as progress continued on the development of therapeutic treatments and vaccines for the coronavirus.

Our investment process has long focused on companies harnessing technology to create superior growth. The Fund remains positioned toward companies that we believe are on the right side of change. As a result, our portfolios were well positioned for the changes in 2020 and we have not made significant changes to our portfolio.

Ten largest holdings (%) as of September 30, 2020[6]

iRhythm Technologies Incorporated	2.71

MercadoLibre Incorporated	2.50

Black Knight Incorporated	2.36

Generac Holdings Incorporated	2.34

Chipotle Mexican Grill Incorporated	2.26

Veeva Systems Incorporated Class A	2.16

MongoDB Incorporated	2.08

Five9 Incorporated	1.96

Booz Allen Hamilton Holding Corporation	1.90

StoneCo Limited Class A	1.89

Stock selection in the health care and consumer discretionary sectors contributed to performance relative to the index.

Veeva Systems Incorporated was a standout health care performer. Veeva is at the intersection of health care and technology. The company provides cloud-based customer relationship management software with a specific emphasis on the biotechnology and life sciences industries. Its software suite spans the full lifecycle from drug development to commercialization. The opportunity to penetrate a large target market, as well as upgrade offerings for additional services, has driven rapid growth for the company. Furthermore, the subscription revenue business model gives Veeva high visibility into future growth, an attractive trait to investors in a slow-growth environment. Recent financial results supported our thesis by meaningfully exceeding expectations. Veeva is also expanding into new industries beyond health care, which allowed the company to raise future guidance.

Within consumer discretionary, MercadoLibre, Incorporated, contributed to performance. MercadoLibre is the dominant Latin American e-commerce provider, where e-commerce penetration rates are accelerating but remain far below that of developed countries. The company also owns MercadoPago, a digital payment application, which has been fueling strong growth and is now the leading online payment solution in Latin America. In addition to growth in the core e-commerce marketplace, we believe MercadoPago will significantly contribute to earnings going forward.

Please see footnotes on page 7.

8  |  Wells Fargo Discovery Fund

Performance highlights (unaudited)

Sector allocation as of September 30, 2020[7]

Stock selection within the consumer staples sector and select IT holdings detracted from relative performance.

Within consumer staples, shares of foodservice distributor US Foods Holding Corporation were negatively affected by the global pandemic. Diminished demand from restaurants, hospitals, and hotels weighed on the shares for most of the year. With uncertainty as to when demand may return to pre-pandemic levels, we exited our position.

Within IT, shares of Euronet Worldwide, Incorporated, underperformed as a result of the coronavirus crisis. Euronet is an electronic payments and financial transaction processor for banks and retailers, with most of its transactions originating from tourists in Europe. As travel has been halted, lower transaction volumes at automated teller machines exerted pressure on the shares.

While volatility remains high, companies on the “right side of change” should provide resiliency.

We do not believe the recovery will unfold in a linear, V-shaped fashion. The vexing challenges of an intertwined health care crisis, financial crisis, and social crisis will likely remain. Progress is being made toward containing and treating the coronavirus, but cases continue to spike and the distribution of a vaccine will take considerable time. Political and policy uncertainty will represent an ongoing risk to markets. Given the lack of clarity, we remain cautious in our outlook and anticipate that volatility will continue.

We continue to emphasizing companies on the “right side of change.” These are dynamic businesses positioned to take advantage of the massive shift around digital transformation. Trillions of dollars have moved online from offline. Growth themes, such as telemedicine, cloud software, digital payments, and e-commerce, will likely continue for the foreseeable future. We are long-term investors focused on opportunities well beyond 2020. As economic growth remains scarce, stocks with superior fundamentals should have defensive qualities and continue to be rewarded with premium valuations. As financial guidance continues to be revised, we believe this is a great time for active management and deep fundamental research. While we are cautious on the markets overall, we remain optimistic and confident in companies that we believe are positioned on the “right side of change.”

Please see footnotes on page 7.

Wells Fargo Discovery Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,569.13	$7.72	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.06	1.20%

Class C

Actual	$1,000.00	$1,564.22	$12.54	1.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.29	$9.86	1.95%

Class R6

Actual	$1,000.00	$1,572.73	$5.00	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.18	$3.93	0.77%

Administrator Class

Actual	$1,000.00	$1,569.87	$7.22	1.12%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.68	1.12%

Institutional Class

Actual	$1,000.00	$1,571.58	$5.64	0.87%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.43	0.87%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Discovery Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Common Stocks: 99.71%

Communication Services: 1.40%

Interactive Media & Services: 1.40%
Match Group Incorporated †	337,700	$37,366,505

Consumer Discretionary: 12.74%

Diversified Consumer Services: 3.21%
Bright Horizons Family Solutions Incorporated †	303,940	46,211,038
Chegg Incorporated †	552,500	39,470,600

		85,681,638

Hotels, Restaurants & Leisure: 3.64%
Chipotle Mexican Grill Incorporated †	48,600	60,444,306
Domino’s Pizza Incorporated	86,365	36,729,307

		97,173,613

Internet & Direct Marketing Retail: 5.04%
Chewy Incorporated Class A †	482,800	26,471,924
Etsy Incorporated †	340,000	41,354,200
MercadoLibre Incorporated †	61,811	66,909,171

		134,735,295

Specialty Retail: 0.85%
Carvana Company †	102,600	22,885,956

Financials: 0.92%

Consumer Finance: 0.92%
LendingTree Incorporated †	80,063	24,570,534

Health Care: 32.07%

Biotechnology: 8.81%
Black Diamond Therapeutics Incorporated †«	222,300	6,720,129
CRISPR Therapeutics AG †	189,700	15,866,508
Deciphera Pharmaceuticals Incorporated †	207,900	10,665,270
Exact Sciences Corporation †	492,400	50,200,180
Mirati Therapeutics Incorporated †	79,000	13,117,950
Natera Incorporated †	453,800	32,782,512
ORIC Pharmaceuticals Incorporated †«	311,800	7,798,118
Sarepta Therapeutics Incorporated †	171,035	24,018,445
Turning Point Therapeutics Incorporated †	244,800	21,385,728
Twist Bioscience Corporation †	323,400	24,568,698
Zai Lab Limited ADR †	235,344	19,573,560
Zymeworks Incorporated †	187,400	8,729,092

		235,426,190

Health Care Equipment & Supplies: 10.93%
ABIOMED Incorporated †	88,600	24,547,516
Align Technology Incorporated †	130,700	42,785,952
DexCom Incorporated †	76,100	31,370,703
Haemonetics Corporation †	283,000	24,691,750
Inari Medical Incorporated †	237,900	16,419,858
Insulet Corporation †	169,541	40,111,705
iRhythm Technologies Incorporated †	303,900	72,361,629
Shockwave Medical Incorporated †	525,409	39,826,002

		292,115,115

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  11

Portfolio of investments—September 30, 2020

	Shares	Value
Health Care Providers & Services: 6.55%
Amedisys Incorporated †	170,400	$40,287,672
Chemed Corporation	85,600	41,117,960
Guardant Health Incorporated †	316,397	35,366,857
HealthEquity Incorporated †	492,200	25,284,314
Molina Healthcare Incorporated †	179,628	32,879,109

		174,935,912

Health Care Technology: 2.16%
Veeva Systems Incorporated Class A †	204,900	57,615,831

Life Sciences Tools & Services: 2.18%
Berkeley Lights Incorporated †	260,061	19,858,258
Bio-Rad Laboratories Incorporated Class A †	74,600	38,453,316

		58,311,574

Pharmaceuticals: 1.44%
Catalent Incorporated †	447,600	38,341,416

Industrials: 17.71%

Aerospace & Defense: 3.56%
HEICO Corporation	267,500	27,996,550
Mercury Systems Incorporated †	480,619	37,228,748
Teledyne Technologies Incorporated †	96,600	29,966,286

		95,191,584

Building Products: 1.61%
Trex Company Incorporated †	601,600	43,074,560

Commercial Services & Supplies: 5.95%
Casella Waste Systems Incorporated Class A †	780,457	43,588,523
IAA Incorporated †	784,600	40,854,122
Tetra Tech Incorporated	393,000	37,531,500
Waste Connections Incorporated	356,529	37,007,710

		158,981,855

Electrical Equipment: 2.35%
Generac Holdings Incorporated †	323,520	62,646,413

Professional Services: 1.73%
Clarivate plc †	1,488,330	46,123,347

Road & Rail: 1.22%
Saia Incorporated †	259,100	32,682,874

Trading Companies & Distributors: 1.29%
SiteOne Landscape Supply Incorporated †	282,543	34,456,119

Information Technology: 33.29%

Electronic Equipment, Instruments & Components: 1.10%
Novanta Incorporated †	279,070	29,397,234

IT Services: 17.46%
Black Knight Incorporated †	724,885	63,101,239
Booz Allen Hamilton Holding Corporation	610,200	50,634,396
EPAM Systems Incorporated †	132,179	42,730,827

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Discovery Fund

Portfolio of investments—September 30, 2020

		Shares	Value

IT Services (continued)
Euronet Worldwide Incorporated †		237,200	$21,608,920
MongoDB Incorporated †		239,756	55,505,912
Okta Incorporated †		164,100	35,092,785
Square Incorporated Class A †		237,900	38,670,645
StoneCo Limited Class A †		953,973	50,455,632
Twilio Incorporated Class A †		190,800	47,144,772
WEX Incorporated †		208,100	28,919,657
WNS Holdings Limited ADR †		507,300	32,446,908

			466,311,693

Semiconductors & Semiconductor Equipment: 3.74%
Lattice Semiconductor Corporation †		1,046,700	30,312,432
MKS Instruments Incorporated		362,800	39,628,644
Universal Display Corporation		166,400	30,075,136

			100,016,212

Software: 10.99%
Avalara Incorporated †		278,800	35,502,392
Bill.com Holdings Incorporated †		272,946	27,379,213
Crowdstrike Holdings Incorporated Class A †		281,895	38,709,821
Elastic NV †		389,500	42,023,155
Envestnet Incorporated †		376,325	29,037,237
Five9 Incorporated †		404,442	52,448,039
Globant SA †		247,401	44,339,207
Unity Software Incorporated †		275,775	24,069,642

			293,508,706

Real Estate: 1.58%

Equity REITs: 1.58%
QTS Realty Trust Incorporated Class A		670,757	42,271,107

Total Common Stocks (Cost $1,557,583,255)			2,663,821,283

Yield
Short-Term Investments: 0.83%

Investment Companies: 0.83%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%	11,803,125	11,803,125
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05	10,524,388	10,524,388

Total Short-Term Investments (Cost $22,327,513)			22,327,513

Total investments in securities (Cost $1,579,910,768)	100.54%	2,686,148,796

Other assets and liabilities, net	(0.54)	(14,507,179)

Total net assets	100.00%	$2,671,641,617

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  13

Portfolio of investments—September 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$125,456,815	$399,582,065	$(513,228,410)	$(7,049)	$(296)	$678,579	#	$11,803,125
Wells Fargo Government Money Market Fund Select Class	34,896,690	646,068,691	(670,440,993)	0	0	229,134		10,524,388

				$(7,049)	$(296)	$907,713		$22,327,513	0.83%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Discovery Fund

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities (including $12,002,991 of securities loaned), at value (cost $1,557,583,255)	$2,663,821,283
Investments in affiliated securities, at value (cost $22,327,513)	22,327,513
Receivable for Fund shares sold	1,948,160
Receivable for dividends	315,899
Receivable for securities lending income, net	7,177
Prepaid expenses and other assets	2,617

Total assets	2,688,422,649

Liabilities
Payable upon receipt of securities loaned	11,803,125
Payable for Fund shares redeemed	2,464,574
Management fee payable	1,621,285
Administration fees payable	278,447
Distribution fee payable	17,069
Trustees’ fees and expenses payable	3,678
Accrued expenses and other liabilities	592,854

Total liabilities	16,781,032

Total net assets	$2,671,641,617

Net assets consist of
Paid-in capital	$1,425,228,705
Total distributable earnings	1,246,412,912

Total net assets	$2,671,641,617

Computation of net asset value and offering price per share
Net assets – Class A	$762,758,316
Shares outstanding – Class A1	19,091,146
Net asset value per share – Class A	$39.95
Maximum offering price per share – Class A2	$42.39
Net assets – Class C	$28,509,465
Shares outstanding – Class C1	867,051
Net asset value per share – Class C	$32.88
Net assets – Class R6	$597,851,094
Shares outstanding – Class R6[1]	13,290,805
Net asset value per share – Class R6	$44.98
Net assets – Administrator Class	$374,365,586
Shares outstanding – Administrator Class[1]	8,958,699
Net asset value per share – Administrator Class	$41.79
Net assets – Institutional Class	$908,157,156
Shares outstanding – Institutional Class[1]	20,373,757
Net asset value per share – Institutional Class	$44.57

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  15

Statement of operations—year ended September 30, 2020

Investment income
Dividends (net of foreign withholding taxes of $48,848)	$5,616,653
Securities lending income from affiliates, net	777,870
Income from affiliated securities	229,134

Total investment income	6,623,657

Expenses
Management fee	16,764,664
Administration fees
Class A	1,364,361
Class C	57,407
Class R6	140,514
Administrator Class	428,373
Institutional Class	1,071,817
Shareholder servicing fees
Class A	1,622,193
Class C	68,213
Administrator Class	817,285
Distribution fee
Class C	204,406
Custody and accounting fees	148,609
Professional fees	44,858
Registration fees	62,000
Shareholder report expenses	137,636
Trustees’ fees and expenses	21,260
Interest expense	3,081
Other fees and expenses	49,642

Total expenses	23,006,319
Less: Fee waivers and/or expense reimbursements
Fund-level	(24,007)
Class A	(90,835)
Administrator Class	(27)

Net expenses	22,891,450

Net investment loss	(16,267,793)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	196,920,981
Affiliated securities	(7,049)

Net realized gains on investments	196,913,932

Net change in unrealized gains (losses) on
Unaffiliated securities	560,078,991
Affiiliated securities	(296)

Net change in unrealized gains (losses) on investments	560,078,695

Net realized and unrealized gains (losses) on investments	756,992,627

Net increase in net assets resulting from operations	$740,724,834

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Discovery Fund

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment loss		$(16,267,793)		$(13,725,416)
Net realized gains on investments		196,913,932		288,857,556
Net change in unrealized gains (losses) on investments		560,078,695		(222,176,352)

Net increase in net assets resulting from operations		740,724,834		52,955,788

Distributions to shareholders from net investment income and net realized gains
Class A		(80,675,264)		(88,695,435)
Class C		(4,218,619)		(5,933,378)
Class R6		(47,628,599)		(63,357,174)
Administrator Class		(40,537,083)		(44,501,716)
Institutional Class		(104,185,623)		(163,733,298)

Total distributions to shareholders		(277,245,188)		(366,221,001)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,810,982	59,278,614	1,673,589	53,100,356
Class C	108,226	2,824,773	124,395	3,331,641
Class R6	5,528,146	196,888,388	3,358,382	119,049,338
Administrator Class	1,559,841	48,274,606	1,093,053	36,588,024
Institutional Class	6,616,298	239,218,211	7,459,402	263,872,998

		546,484,592		475,942,357

Reinvestment of distributions
Class A	2,585,318	78,180,006	3,194,495	86,155,536
Class C	155,290	3,886,912	234,117	5,403,420
Class R6	1,396,303	47,376,552	2,119,233	62,983,596
Administrator Class	1,269,437	40,126,892	1,575,742	44,136,530
Institutional Class	2,676,859	90,076,315	5,074,483	149,849,493

		259,646,677		348,528,575

Payment for shares redeemed
Class A	(4,177,689)	(132,866,024)	(3,794,967)	(119,681,413)
Class C	(492,255)	(13,351,854)	(483,874)	(12,595,548)
Class R6	(4,667,957)	(169,978,976)	(7,308,955)	(259,235,727)
Administrator Class	(3,531,376)	(112,276,268)	(1,998,197)	(66,501,847)
Institutional Class	(18,973,610)	(664,126,116)	(15,416,303)	(512,299,731)

		(1,092,599,238)		(970,314,266)

Net decrease in net assets resulting from capital share transactions		(286,467,969)		(145,843,334)

Total increase (decrease) in net assets		177,011,677		(459,108,547)

Net assets
Beginning of period		2,494,629,940		2,953,738,487

End of period		$2,671,641,617		$2,494,629,940

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$33.24	$38.03	$36.47	$29.94	$30.48
Net investment loss	(0.31)	(0.26)	(0.26)	(0.23)	(0.18)[1]
Net realized and unrealized gains (losses) on investments	11.37	0.53	7.85	7.17	2.23

Total from investment operations	11.06	0.27	7.59	6.94	2.05
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$39.95	$33.24	$38.03	$36.47	$29.94
Total return[2]	37.49%	3.81%	23.86%	23.42%	7.33%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.20%	1.21%	1.20%
Net expenses	1.19%	1.20%	1.20%	1.21%	1.20%
Net investment loss	(0.91)%	(0.77)%	(0.69)%	(0.70)%	(0.64)%
Supplemental data
Portfolio turnover rate	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$762,758	$627,336	$676,930	$607,318	$641,786

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Discovery Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$28.27	$33.46	$32.99	$27.32	$28.24
Net investment loss	(0.45)[1]	(0.41)[1]	(0.46)	(0.42)[1]	(0.37)[1]
Net realized and unrealized gains (losses) on investments	9.41	0.28	6.96	6.50	2.04

Total from investment operations	8.96	(0.13)	6.50	6.08	1.67
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$32.88	$28.27	$33.46	$32.99	$27.32
Total return[2]	36.54%	3.01%	22.94%	22.51%	6.51%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.95%	1.96%	1.95%
Net expenses	1.96%	1.95%	1.95%	1.96%	1.95%
Net investment loss	(1.66)%	(1.51)%	(1.45)%	(1.45)%	(1.41)%
Supplemental data
Portfolio turnover rate	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$28,509	$30,982	$40,860	$40,070	$49,538

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.76	$41.26	$38.93	$31.80	$32.08
Net investment loss	(0.18)[1]	(0.12)[1]	(0.10)[1]	(0.08)	(0.07)
Net realized and unrealized gains (losses) on investments	12.75	0.68	8.46	7.62	2.38

Total from investment operations	12.57	0.56	8.36	7.54	2.31
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$44.98	$36.76	$41.26	$38.93	$31.80
Total return	38.06%	4.26%	24.39%	23.98%	7.77%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.77%	0.78%	0.78%	0.77%
Net expenses	0.78%	0.77%	0.78%	0.78%	0.77%
Net investment loss	(0.50)%	(0.33)%	(0.26)%	(0.27)%	(0.22)%
Supplemental data
Portfolio turnover rate	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$597,851	$405,610	$530,879	$351,268	$300,118

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Discovery Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.55	$39.27	$37.44	$30.70	$31.17
Net investment loss	(0.29)[1]	(0.23)[1]	(0.23)	(0.20)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	11.88	0.57	8.09	7.35	2.29

Total from investment operations	11.59	0.34	7.86	7.15	2.12
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$41.79	$34.55	$39.27	$37.44	$30.70
Total return	37.61%	3.88%	23.97%	23.52%	7.40%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.12%	1.13%	1.12%
Net expenses	1.13%	1.13%	1.12%	1.13%	1.12%
Net investment loss	(0.84)%	(0.70)%	(0.62)%	(0.62)%	(0.58)%
Supplemental data
Portfolio turnover rate	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$374,366	$333,814	$353,042	$335,898	$400,997

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Discovery Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$36.50	$41.05	$38.79	$31.72	$32.04
Net investment loss	(0.21)[1]	(0.15)[1]	(0.18)	(0.13)[1]	(0.10)
Net realized and unrealized gains (losses) on investments	12.63	0.66	8.47	7.61	2.37

Total from investment operations	12.42	0.51	8.29	7.48	2.27
Distributions to shareholders from
Net realized gains	(4.35)	(5.06)	(6.03)	(0.41)	(2.59)
Net asset value, end of period	$44.57	$36.50	$41.05	$38.79	$31.72
Total return	37.91%	4.15%	24.25%	23.88%	7.68%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.87%	0.88%	0.87%
Net expenses	0.88%	0.87%	0.87%	0.88%	0.87%
Net investment loss	(0.58)%	(0.42)%	(0.36)%	(0.37)%	(0.32)%
Supplemental data
Portfolio turnover rate	53%	71%	67%	73%	78%
Net assets, end of period (000s omitted)	$908,157	$1,096,888	$1,352,027	$1,157,148	$1,316,107

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Discovery Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Wells Fargo Discovery Fund  |  23

Notes to financial statements

securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $1,593,568,091 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,106,839,885

Gross unrealized losses	(14,259,180)

Net unrealized gains	$1,092,580,705

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassification are due to net operating losses and redemptions in-kind. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(7,318,897)	$7,318,897

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the

24  |  Wells Fargo Discovery Fund

Notes to financial statements

highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communications services	$37,366,505	$0	$0	$37,366,505

Consumer discretionary	340,476,502	0	0	340,476,502

Financials	24,570,534	0	0	24,570,534

Health care	856,746,038	0	0	856,746,038

Industrials	473,156,752	0	0	473,156,752

Information technology	889,233,845	0	0	889,233,845

Real estate	42,271,107	0	0	42,271,107

Short-term investments

Investment companies	22,327,513	0	0	22,327,513

Total assets	2,686,148,796	0	0	2,686,148,796

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Over $10 billion	0.630

Wells Fargo Discovery Fund  |  25

Notes to financial statements

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.79% for Class R6 shares, and 1.14% for Administrator Class shares and 0.89% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2020, the Fund’s expenses were capped at 0.84% for Class R6 shares and 1.15% for Administrator Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $10,827 from the sale of Class A shares and $37 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $1,217,038,507 and $1,597,646,144, respectively.

26  |  Wells Fargo Discovery Fund

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$637,755	$(605,625)	$32,130

JPMorgan Securities LLC	4,812,616	(4,812,616)	0

National Financial Services LLC	6,487,594	(6,160,750)	326,844

UBS Securities LLC	65,026	(61,750)	3,276

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended September 30, 2020, the Fund had average borrowings outstanding of $107,352 at an average rate of 2.87% and paid interest in the amount of $3,081.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$18,015,375	$51,161,930

Long-term capital gain	259,229,813	315,059,071

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains

$153,832,517	$1,092,580,705

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology and health care sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Wells Fargo Discovery Fund  |  27

Notes to financial statements

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REDEMPTIONS IN-KIND

During the year ended September 30, 2020, the Fund redeemed assets through in-kind redemptions for shareholders in Class R6 and Institutional Class. The realized gains (losses) recognized by the Fund are reflected on the Statement of Operations and these redemption transactions are reflected on the Statement of Changes in Net Assets. The date of each redemption transaction, value of securities distributed from the redemption, cash paid, realized gains (losses), the shareholder class and the percentage of the Fund redeemed by the shareholder was as follows:

Date	Value of securities distributed	Cash	Realized gains (losses)	Share class redeemed	% of the Fund

10-2-2019	$102,113,126	$2,769,688	$(1,236,201)	Institutional Class	4.32%

12-20-2019	32,614,848	412,769	5,934,047	Institutional Class	1.39

8-25-2020	15,911,701	33,846	4,564,841	Class R6	0.61

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

13. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Discovery Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Discovery Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo Discovery Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 32.57% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $259,229,813 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $6,289,167 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $18,015,375 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Discovery Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Discovery Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Discovery Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Discovery Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Discovery Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Discovery Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2500™ Growth Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2500™ Growth Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo Discovery Fund  |  35

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Discovery Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Discovery Fund  |  37

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

38  |  Wells Fargo Discovery Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Discovery Fund  |  39

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00570 11-20

A230/AR230 09-20

Annual Report

September 30, 2020

Wells Fargo Enterprise Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Enterprise Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Enterprise Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Enterprise Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Enterprise Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Enterprise Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Enterprise Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SENAX)	2-24-2000	29.30	17.37	14.34	37.19	18.78	15.02	1.25	1.18

Class C (WENCX)	3-31-2008	35.13	17.88	14.17	36.13	17.88	14.17	2.00	1.93

Class R6 (WENRX)[3]	10-31-2014	–	–	–	37.69	19.23	15.44	0.82	0.80

Administrator Class (SEPKX)	8-30-2002	–	–	–	37.29	18.87	15.13	1.17	1.10

Institutional Class (WFEIX)	6-30-2003	–	–	–	37.63	19.17	15.41	0.92	0.85

Russell Midcap® Growth Index[4]	–	–	–	–	23.23	15.53	14.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.80% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Enterprise Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period that ended September 30, 2020.

∎	Stock selection within the information technology (IT) and health care sectors contributed to performance.

∎	Stock selection in the consumer staples and materials sectors negatively affected performance.

Global pandemic triggers massive policy response.

Over the past 12 months, global economies shifted from long-toothed bull markets to rapid recessions, spurred by a global pandemic and shelter-at-home orders to combat the coronavirus. Central banks and governments rallied quickly to prevent a possible depression by proposing massive stimulus packages. Within the United States, the Federal Reserve (Fed) took extraordinary measures to provide liquidity, including purchasing corporate bonds and indicating short-term interest rates would stay near zero until at least 2023. These aggressive actions signaled the Fed would effectively take any measures to support the economy. With persistently low Treasury bond yields, U.S. stocks were propelled by the sentiment of “there is no alternative.” The equity markets were further fueled by optimism as progress continued on the development of therapeutic treatments and vaccines for the coronavirus.

Our investment process has long focused on companies harnessing technology to create superior growth. The Fund remains positioned toward companies that we believe are on the right side of change. As a result, our portfolios were well positioned for the changes in 2020, and we have not made significant changes to our portfolio.

Ten largest holdings (%) as of September 30, 2020[6]

Veeva Systems Incorporated Class A	3.06

Twilio Incorporated Class A	2.96

Cadence Design Systems Incorporated	2.85

Chipotle Mexican Grill Incorporated	2.84

Align Technology Incorporated	2.51

MercadoLibre Incorporated	2.48

Advanced Micro Devices Incorporated	2.39

EPAM Systems Incorporated	2.27

lululemon athletica Incorporated	2.22

Waste Connections Incorporated	2.21

Stock selection in the IT and health care sectors contributed to performance relative to the index.

Within IT, shares of Twilio Incorporated outperformed. The company’s software has become an essential tool for developers looking to speed up and simplify the code-writing and development process for digital communications. The company reported strong new user growth, which helped deliver results ahead of expectations and raise financial guidance for the full year.

Within the health care sector, DexCom, Incorporated, was a key contributor. In lieu of the traditional finger-prick method, DexCom has created wearable sensors and software to continuously monitor glucose levels for diabetes patients. By expanding to patients with Type 1 and Type 2 diabetes, DexCom has an opportunity to serve an expansive and growing addressable market. The ability for doctors to write virtual prescriptions along with DexCom’s next-generation contactless monitoring device drove shares higher.

Please see footnotes on page 7.

8  |  Wells Fargo Enterprise Fund

Performance highlights (unaudited)

Sector allocation as of September 30, 2020[7]

Stock selection within the consumer staples and materials sectors detracted from relative performance.

Within consumer staples, shares of foodservice distributor US Foods Holding Corp. were negatively affected by the global pandemic. Diminished demand from restaurants, hospitals, and hotels weighed on the shares for most of the year. With uncertainty as to when demand may return to pre-pandemic levels, we exited our position.

Within materials, shares of Vulcan Materials Company underperformed as investors became concerned that stressed state and local budgets would lead to lower demand for infrastructure and road construction projects. As construction projects continued to be delayed in 2020, resulting in weakening fundamentals, we followed our sell discipline and exited the position.

While volatility remains high, companies on the “right side of change” should provide resiliency.

We do not believe the recovery will unfold in a linear, V-shaped fashion. The vexing challenges of an intertwined health care crisis, financial crisis, and social crisis will likely remain. Progress is being made toward containing and treating the coronavirus, but cases continue to spike and the distribution of a vaccine will take considerable time. Political and policy uncertainty will represent an ongoing risk to markets. Given the lack of clarity, we remain cautious in our outlook and anticipate that volatility will continue.

We continue to emphasize companies on the “right side of change.” These are dynamic businesses positioned to take advantage of the massive shift around digital transformation. Trillions of dollars have moved online from offline. Growth themes, such as telemedicine, cloud software, digital payments, and e-commerce, will likely continue for the foreseeable future. We are long-term investors focused on opportunities well beyond 2020. As economic growth remains scarce, stocks with superior fundamentals should have defensive qualities and continue to be rewarded with premium valuations. As financial guidance continues to be revised, we believe this is a great time for active management and deep fundamental research. While we are cautious on the markets overall, we remain optimistic and confident in companies that we believe are positioned on the “right side of change.”

Please see footnotes on page 7.

Wells Fargo Enterprise Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,555.85	$7.51	1.17%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.94	1.17%

Class C

Actual	$1,000.00	$1,549.99	$12.34	1.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%

Class R6

Actual	$1,000.00	$1,558.88	$5.11	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$4.03	0.80%

Administrator Class

Actual	$1,000.00	$1,556.31	$7.05	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%

Institutional Class

Actual	$1,000.00	$1,558.56	$5.45	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Enterprise Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Common Stocks: 99.69%

Communication Services: 6.78%

Entertainment: 3.63%
Roku Incorporated †	78,700	$14,858,560
Spotify Technology †	82,200	19,939,254

		34,797,814

Interactive Media & Services: 3.15%
Match Group Incorporated †	168,158	18,606,683
Pinterest Incorporated Class A †	281,000	11,664,310

		30,270,993

Consumer Discretionary: 15.36%

Automobiles: 0.91%
Ferrari NV	47,541	8,751,823

Diversified Consumer Services: 1.56%
Bright Horizons Family Solutions Incorporated †	98,800	15,021,552

Hotels, Restaurants & Leisure: 4.79%
Chipotle Mexican Grill Incorporated †	21,935	27,280,779
Domino’s Pizza Incorporated	43,900	18,669,792

		45,950,571

Internet & Direct Marketing Retail: 3.64%
Chewy Incorporated Class A †	201,848	11,067,326
MercadoLibre Incorporated †	22,004	23,818,890

		34,886,216

Leisure Products: 0.99%
Peloton Interactive Incorporated Class A †	95,600	9,487,344

Specialty Retail: 1.25%
Carvana Company †	53,700	11,978,322

Textiles, Apparel & Luxury Goods: 2.22%
lululemon athletica Incorporated †	64,800	21,343,176

Financials: 1.57%

Capital Markets: 1.57%
MarketAxess Holdings Incorporated	31,200	15,025,608

Health Care: 19.27%

Biotechnology: 3.93%
Exact Sciences Corporation †	198,517	20,238,808
Sarepta Therapeutics Incorporated †	47,681	6,695,843
Turning Point Therapeutics Incorporated †	68,800	6,010,368
Zai Lab Limited ADR †	57,500	4,782,275

		37,727,294

Health Care Equipment & Supplies: 7.23%
ABIOMED Incorporated †	41,275	11,435,652
Align Technology Incorporated †	73,510	24,064,234
DexCom Incorporated †	34,577	14,253,677
Insulet Corporation †	83,039	19,646,197

		69,399,760

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  11

Portfolio of investments—September 30, 2020

	Shares	Value
Health Care Providers & Services: 3.62%
Chemed Corporation	28,682	$13,777,399
Guardant Health Incorporated †	120,800	13,503,024
HealthEquity Incorporated †	144,442	7,419,986

		34,700,409

Health Care Technology: 3.06%
Veeva Systems Incorporated Class A †	104,405	29,357,642

Life Sciences Tools & Services: 1.43%
Bio-Rad Laboratories Incorporated Class A †	26,586	13,704,020

Industrials: 13.84%

Aerospace & Defense: 3.43%
HEICO Corporation	109,843	11,496,168
Mercury Systems Incorporated †	129,000	9,992,340
Teledyne Technologies Incorporated †	36,900	11,446,749

		32,935,257

Commercial Services & Supplies: 5.55%
Cintas Corporation	55,160	18,358,903
IAA Incorporated †	262,540	13,670,458
Waste Connections Incorporated	204,312	21,207,586

		53,236,947

Electrical Equipment: 1.02%
Generac Holdings Incorporated †	50,600	9,798,184

Professional Services: 2.85%
Clarivate plc †	481,133	14,910,312
Equifax Incorporated	79,000	12,395,100

		27,305,412

Road & Rail: 0.99%
Saia Incorporated †	75,641	9,541,356

Information Technology: 40.43%

Electronic Equipment, Instruments & Components: 1.40%
Zebra Technologies Corporation Class A †	53,168	13,422,793

IT Services: 20.90%
Black Knight Incorporated †	238,107	20,727,214
Booz Allen Hamilton Holding Corporation	193,920	16,091,482
EPAM Systems Incorporated †	67,365	21,777,757
Fiserv Incorporated †	177,500	18,291,375
MongoDB Incorporated †	71,602	16,576,579
Okta Incorporated †	93,978	20,097,195
Shopify Incorporated Class A †	10,892	11,142,189
Square Incorporated Class A †	125,290	20,365,890
StoneCo Ltd Class A †	311,983	16,500,781
Twilio Incorporated Class A †	115,110	28,442,530
WEX Incorporated †	75,700	10,520,029

		200,533,021

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Enterprise Fund

Portfolio of investments—September 30, 2020

		Shares	Value
Semiconductors & Semiconductor Equipment: 4.52%
Advanced Micro Devices Incorporated †		280,040	$22,960,480
Micron Technology Incorporated †		227,747	10,694,999
Universal Display Corporation		53,600	9,687,664

			43,343,143

Software: 13.61%
Atlassian Corporation plc Class A †		98,234	17,857,959
Autodesk Incorporated †		51,612	11,922,888
Cadence Design Systems Incorporated †		256,416	27,341,633
Crowdstrike Holdings Incorporated Class A †		120,383	16,530,994
Datadog Incorporated Class A †		147,500	15,068,600
ServiceNow Incorporated †		33,777	16,381,845
Unity Software Incorporated «†		98,371	8,585,821
Zoom Video Communications Incorporated †		36,060	16,952,167

			130,641,907

Materials: 2.44%

Chemicals: 2.44%
Air Products & Chemicals Incorporated		37,983	11,313,616
The Sherwin-Williams Company		17,326	12,071,717

			23,385,333

Total Common Stocks (Cost $578,675,841)			956,545,897

	Yield
Short-Term Investments: 0.90%

Investment Companies: 0.90%
Securities Lending Cash Investments LLC (I)(r)(u)	0.12%	2,915,185	2,915,185
Wells Fargo Government Money Market Fund Select Class (I)(u)	0.05	5,703,013	5,703,013

Total Short-Term Investments (Cost $8,618,198)			8,618,198

Total investments in securities (Cost $587,294,039)	100.59%	965,164,095

Other assets and liabilities, net	(0.59)	(5,634,937)

Total net assets	100.00%	$959,529,158

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  13

Portfolio of investments—September 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$25,581,368	$211,067,731	$(233,731,310)	$(2,604)	$0	$222,478	#	$2,915,185
Wells Fargo Government Money Market Fund Select Class	2,635,132	192,501,944	(189,434,063)	0	0	44,187		5,703,013

				$(2,604)	$0	$266,665		$8,618,198	0.90%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Enterprise Fund

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities (Including $2,627,128 of securities loaned), at value (cost $578,675,841)	$956,545,897
Investment in affiliated securities, at value (cost $8,618,198)	8,618,198
Receivable for investments sold	20,095,543
Receivable for Fund shares sold	125,310
Receivable for dividends	167,957
Receivable for securities lending income, net	473
Prepaid expenses and other assets	19,622

Total assets	985,573,000

Liabilities
Payable upon receipt of securities loaned	2,915,185
Payable for investments purchased	21,271,060
Payable for Fund shares redeemed	787,556
Management fee payable	630,299
Administration fees payable	145,372
Distribution fee payable	1,361
Trustees’ fees and expenses payable	1,962
Accrued expenses and other liabilities	291,047

Total liabilities	26,043,842

Total net assets	$959,529,158

Net assets consist of
Paid-in capital	$492,437,276
Total distributable earnings	467,091,882

Total net assets	$959,529,158

Computation of net asset value and offering price per share
Net assets – Class A	$813,724,581
Shares outstanding – Class A1	12,672,799
Net asset value per share – Class A	$64.21
Maximum offering price per share – Class A2	$68.13
Net assets – Class C	$2,223,577
Shares outstanding – Class C1	41,091
Net asset value per share – Class C	$54.11
Net assets – Class R6	$71,641,075
Shares outstanding – Class R6[1]	982,153
Net asset value per share – Class R6	$72.94
Net assets – Administrator Class	$4,205,092
Shares outstanding – Administrator Class[1]	61,348
Net asset value per share – Administrator Class	$68.54
Net assets – Institutional Class	$67,734,833
Shares outstanding – Institutional Class[1]	932,258
Net asset value per share – Institutional Class	$72.66

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  15

Statement of operations—year ended September 30, 2020

Investment income
Dividends (net of foreign withholding taxes of $80,683)	$2,743,004
Securities lending income from affiliates, net	203,223
Income from affiliated securities	44,187

Total investment income	2,990,414

Expenses
Management fee	5,939,510
Administration fees
Class A	1,430,112
Class C	4,513
Class R6	17,245
Administrator Class	4,884
Institutional Class	74,886
Shareholder servicing fees
Class A	1,699,936
Class C	5,363
Administrator Class	8,936
Distribution fee
Class C	16,048
Custody and accounting fees	56,854
Professional fees	42,656
Registration fees	92,626
Shareholder report expenses	67,860
Trustees’ fees and expenses	21,260
Other fees and expenses	17,505

Total expenses	9,500,194
Less: Fee waivers and/or expense reimbursements
Fund-level	(79,241)
Class A	(434,639)
Class C	(965)
Administrator Class	(1,347)
Institutional Class	(27,832)

Net expenses	8,956,170

Net investment loss	(5,965,756)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	105,475,300
Affiliated securities	(2,604)

Net realized gains on investments	105,472,696
Net change in unrealized gains (losses) on investments	164,486,707

Net realized and unrealized gains (losses) on investments	269,959,403

Net increase in net assets resulting from operations	$263,993,647

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Enterprise Fund

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment loss		$(5,965,756)		$(3,924,917)
Net realized gains on investments		105,472,696		40,830,879
Net change in unrealized gains (losses) on investments		164,486,707		16,452,262

Net increase in net assets resulting from operations		263,993,647		53,358,224

Distributions to shareholders from net investment income and net realized gains
Class A		(41,991,432)		(70,134,961)
Class C		(169,192)		(816,461)
Class R6		(3,065,210)		(4,758,790)
Administrator Class		(233,637)		(354,535)
Institutional Class		(3,042,253)		(4,789,875)

Total distributions to shareholders		(48,501,724)		(80,854,622)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	209,379	10,822,879	314,721	14,539,690
Class C	12,820	570,917	6,455	248,651
Class R6	117,768	7,229,301	95,098	5,042,506
Administrator Class	13,354	720,970	7,854	408,606
Institutional Class	454,409	25,643,025	329,158	17,257,242

		44,987,092		37,496,695

Reinvestment of distributions
Class A	824,197	40,006,548	1,674,293	66,553,135
Class C	4,042	166,374	23,541	808,616
Class R6	54,701	3,007,434	106,814	4,755,337
Administrator Class	4,403	228,012	8,166	344,706
Institutional Class	52,410	2,871,023	102,726	4,559,989

		46,279,391		77,021,783

Payment for shares redeemed
Class A	(1,348,785)	(68,998,770)	(1,374,541)	(63,202,802)
Class C	(34,314)	(1,501,923)	(134,665)	(5,157,166)
Class R6	(130,426)	(7,451,430)	(88,918)	(4,650,355)
Administrator Class	(25,846)	(1,339,682)	(12,643)	(610,976)
Institutional Class	(508,996)	(28,322,291)	(327,960)	(16,479,135)

		(107,614,096)		(90,100,434)

Net increase (decrease) in net assets resulting from capital share transactions		(16,347,613)		24,418,044

Total increase (decrease) in net assets		199,144,310		(3,078,354)

Net assets
Beginning of period		760,384,848		763,463,202

End of period		$959,529,158		$760,384,848

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.98	$52.96	$48.80	$41.94	$41.90
Net investment loss	(0.41)[1]	(0.29)	(0.31)	(0.25)	(0.21)[1]
Net realized and unrealized gains (losses) on investments	17.93	3.05	9.66	8.94	3.61

Total from investment operations	17.52	2.76	9.35	8.69	3.40
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$64.21	$49.98	$52.96	$48.80	$41.94
Total return[2]	37.19%	8.00%	20.83%	21.55%	8.63%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.25%	1.25%	1.26%	1.26%
Net expenses	1.16%	1.18%	1.18%	1.18%	1.18%
Net investment loss	(0.79)%	(0.59)%	(0.61)%	(0.55)%	(0.52)%
Supplemental data
Portfolio turnover rate	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$813,725	$649,106	$655,338	$591,002	$542,077

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Enterprise Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$42.93	$46.74	$43.95	$38.23	$38.75
Net investment loss	(0.68)[1]	(0.52)[1]	(0.60)[1]	(0.85)	(0.47)[1]
Net realized and unrealized gains (losses) on investments	15.15	2.45	8.58	8.40	3.31

Total from investment operations	14.47	1.93	7.98	7.55	2.84
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$54.11	$42.93	$46.74	$43.95	$38.23
Total return[2]	36.13%	7.20%	19.93%	20.66%	7.80%
Ratios to average net assets (annualized)
Gross expenses	1.98%	2.00%	2.00%	2.01%	2.01%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.55)%	(1.29)%	(1.37)%	(1.13)%	(1.28)%
Supplemental data
Portfolio turnover rate	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$2,224	$2,513	$7,629	$8,898	$9,181

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$56.15	$58.47	$53.17	$45.37	$44.89
Net investment loss	(0.25)[1]	(0.11)[1]	(0.13)[1]	(0.08)	(0.06)[1]
Net realized and unrealized gains (losses) on investments	20.33	3.53	10.62	9.71	3.90

Total from investment operations	20.08	3.42	10.49	9.63	3.84
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$72.94	$56.15	$58.47	$53.17	$45.37
Total return	37.69%	8.41%	21.30%	22.01%	9.06%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.82%	0.83%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment loss	(0.43)%	(0.21)%	(0.23)%	(0.17)%	(0.14)%
Supplemental data
Portfolio turnover rate	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$71,641	$52,783	$48,363	$35,923	$29,861

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Enterprise Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$53.10	$55.82	$51.12	$43.81	$43.58
Net investment loss	(0.40)[1]	(0.25)[1]	(0.28)[1]	(0.20)[1]	(0.18)[1]
Net realized and unrealized gains (losses) on investments	19.13	3.27	10.17	9.34	3.77

Total from investment operations	18.73	3.02	9.89	9.14	3.59
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$68.54	$53.10	$55.82	$51.12	$43.81
Total return	37.29%	8.06%	20.95%	21.66%	8.74%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.16%	1.16%	1.18%	1.15%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.07%
Net investment loss	(0.72)%	(0.51)%	(0.53)%	(0.44)%	(0.41)%
Supplemental data
Portfolio turnover rate	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$4,205	$3,687	$3,687	$3,705	$4,693

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Enterprise Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$55.97	$58.33	$53.08	$45.32	$44.87
Net investment loss	(0.28)[1]	(0.14)[1]	(0.15)[1]	(0.09)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	20.26	3.52	10.59	9.68	3.90

Total from investment operations	19.98	3.38	10.44	9.59	3.81
Distributions to shareholders from
Net realized gains	(3.29)	(5.74)	(5.19)	(1.83)	(3.36)
Net asset value, end of period	$72.66	$55.97	$58.33	$53.08	$45.32
Total return	37.63%	8.36%	21.24%	21.97%	8.97%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.92%	0.92%	0.93%	0.93%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment loss	(0.48)%	(0.26)%	(0.29)%	(0.19)%	(0.21)%
Supplemental data
Portfolio turnover rate	62%	50%	62%	75%	99%
Net assets, end of period (000s omitted)	$67,735	$52,296	$48,446	$54,877	$61,563

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Enterprise Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Enterprise Fund  |  23

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $588,588,234 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$381,014,627

Gross unrealized losses	(4,438,766)

Net unrealized gains	$376,575,861

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(1,834,504)	$1,834,504

As of September 30, 2020, the Fund had a qualified late-year ordinary loss of $4,881,867 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Enterprise Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$65,068,807	$0	$0	$65,068,807

Consumer discretionary	147,419,004	0	0	147,419,004

Financials	15,025,608	0	0	15,025,608

Health care	184,889,125	0	0	184,889,125

Industrials	132,817,156	0	0	132,817,156

Information technology	387,940,864	0	0	387,940,864

Materials	23,385,333	0	0	23,385,333

Short-term investments

Investment companies	8,618,198	0	0	8,618,198

Total assets	$965,164,095	$0	$0	$965,164,095

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Wells Fargo Enterprise Fund  |  25

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $5,202 amount from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $500,862,571 and $568,458,969, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee

26  |  Wells Fargo Enterprise Fund

Notes to financial statements

starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Citigroup Global Markets Inc.	$2,627,128	$(2,627,128)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$0	$14,372,015

Long-term capital gain	48,501,724	66,482,607

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$95,415,382	$376,575,861	$(4,881,867)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure

Wells Fargo Enterprise Fund  |  27

Notes to financial statements

requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Enterprise Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Enterprise Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo Enterprise Fund  |  29

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $48,501,724 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Enterprise Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Enterprise Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Enterprise Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Enterprise Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Enterprise Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Enterprise Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Enterprise Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap® Growth Index, for the one-, three- and five-year periods ended December 31, 2019, and lower than its benchmark for the ten-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Russell Midcap® Growth Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Enterprise Fund  |  35

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Enterprise Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Enterprise Fund  |  37

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

38  |  Wells Fargo Enterprise Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Enterprise Fund  |  39

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00574 11-20

A231/AR231 09-20

Annual Report

September 30, 2020

Wells Fargo

Special Mid Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Special Mid Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Mid Cap Value Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Mid Cap Value Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Special Mid Cap Value Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Special Mid Cap Value Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Special Mid Cap Value Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Shane Zweck, CFA®‡

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFPAX)	7-31-2007	-12.56	5.39	9.74	-7.22	6.64	10.39	1.15	1.15

Class C (WFPCX)	7-31-2007	-8.89	5.85	9.57	-7.89	5.85	9.57	1.90	1.90

Class R (WFHHX)[3]	9-30-2015	–	–	–	-7.45	6.37	10.12	1.40	1.40

Class R6 (WFPRX)[4]	6-28-2013	–	–	–	-6.84	7.10	10.86	0.72	0.72

Administrator Class (WFMDX)	4-8-2005	–	–	–	-7.15	6.72	10.50	1.07	1.07

Institutional Class (WFMIX)	4-8-2005	–	–	–	-6.93	6.99	10.79	0.82	0.82

Russell Midcap® Value Index[5]	–	–	–	–	-7.30	6.38	9.71	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.16% for Class A, 1.91% for Class C, 1.41% for Class R, 0.73% for Class R6, 1.08% for Administrator Class, and 0.83% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, the returns for the Class R6 shares would be higher.

[5]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Special Mid Cap Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2020.

∎	Contributors to performance included stock selection in the health care sector and an underweight to the real estate sector.

∎	Detractors from performance included stock selection in the consumer discretionary and information technology (IT) sectors.

Volatility increased significantly surrounding the coronavirus.

Over the 12-month period, the equity markets and mid-cap value stocks experienced significant volatility as the coronavirus pandemic emerged in early 2020. As the economy screeched to a halt in an attempt to slow the spread of the virus, the equity market experienced one of the sharpest drawdowns in history. This was met with robust fiscal and monetary stimulus, which led to a sharp recovery in the calendar second quarter. Macro events and political headlines were the largest drivers of stocks in the period. We expect these short-term macro influences to eventually subside as transparency surrounding the virus, the economy, and the November U.S. election improves. Despite this near-term uncertainty, our bottom-up selection process is designed to find companies that can control their own destiny via their clear competitive advantages, sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value across numerous market environments.

We made modest changes to sector weightings.

Our stock selection process is predominantly driven by our bottom-up stock analysis. This process led to modest changes to the Fund’s sector weightings during the period. The Fund increased its overweights to the industrials and IT sectors as the coronavirus volatility created some attractive buying opportunities when seen through our multiyear lens. The Fund’s energy and financials weights were reduced as the risks surrounding the pandemic increased dramatically, causing the reward-to-risk ratios to be less attractive. The team’s reward-to-risk process continues to guide portfolio decisions as we strive to properly compensate the Fund’s shareholders for each unit of risk being taken.

Stock selection in the health care sector and an underweight to real estate benefited the Fund’s performance.

In the health care sector, Humana Incorporated was the Fund’s largest contributor. Humana is a predominantly Medicare-focused managed care organization in what we believe to be the best positioned subcategory of the health insurance market. Humana has been investing capital to modernize and make a more efficient general health care system. We believe those investments continue to pay off, as evidenced through strong growth in membership, which caused the stock to outperform.

The Fund’s underweight to real estate contributed to relative performance. The sector was one of the worst-performing sectors within the index as concerns around coronavirus-related closures and general economic softness weighed on the sector. Our underweight is driven by the view that we are finding better reward-to-risk value that meets our process in other sectors and also provide similar protection if 10-year yields were to fall further.

Stock selection in the IT and consumer discretionary sectors detracted from performance.

Ten largest holdings (%) as of September 30, 2020[7]

Brown & Brown Incorporated	2.93

Alcon Incorporated	2.93

Carlisle Companies Incorporated	2.88

CBRE Group Incorporated Class A	2.88

Republic Services Incorporated	2.87

Reynolds Consumer Products Incorporated	2.85

Amdocs Limited	2.64

Arch Capital Group Limited	2.57

American Water Works Company Incorporated	2.47

Jacobs Engineering Group Incorporated	2.26

IT stock selection was hurt by our preference for the reoccurring cash flow associated with the IT services holdings, opposed to the more cyclical semiconductor industry. Semiconductor companies significantly outperformed as investors expected a strong supply/demand tailwind. IT services companies were held back by slowing transaction activity related to the pandemic, but we believe this to be a short-term concern.

Consumer discretionary retailer Kohl’s Corporation detracted from relative performance as the pandemic-related slowdown dramatically affected sales. We chose to exit the position during the early stages of the pandemic as we believed long-term free cash flow would suffer from changing consumer behavior related to the pandemic and the company’s balance sheet would no longer be able to support the company’s growth initiatives.

Please see footnotes on page 7.

8  |  Wells Fargo Special Mid Cap Value Fund

Performance highlights (unaudited)

Sector allocation as of September 30, 2020[8]

Our outlook for the Fund and our process remain positive.

As we look out over the next 6 to 12 months, we see numerous forces at play that could bring increased volatility. Equity investors continue to balance a potential second wave of the virus, a U.S. political regime change, and the prospects for a vaccine and an improving economy. We are not experts in forecasting macro events or the direction of the market. However, it is commonly the sources of macro-driven volatility, such as political events, interest rates, and regulatory changes, that create inefficiencies in individual stock prices. We believe it is prudent to manage downside risks, and we will continue to invest in companies that we believe have taken steps to control their own destinies.

We believe our team’s fundamental analysis, risk management, and active investment process are well suited to take advantage of new opportunities as the stock market evolves. While volatility may increase, we look to the strong balance sheets and stable cash flows of the companies within the Fund to support consistent long-term performance. We maintain a favorable outlook for the Fund.

Please see footnotes on page 7.

Wells Fargo Special Mid Cap Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,259.99	$6.44	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.37	$5.76	1.14%

Class C

Actual	$1,000.00	$1,255.32	$10.66	1.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.61	$9.53	1.89%

Class R

Actual	$1,000.00	$1,258.01	$7.85	1.39%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.11	$7.02	1.39%

Class R6

Actual	$1,000.00	$1,262.23	$4.03	0.71%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60	0.71%

Administrator Class

Actual	$1,000.00	$1,260.32	$5.99	1.06%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.77	$5.35	1.06%

Institutional Class

Actual	$1,000.00	$1,261.90	$4.59	0.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10	0.81%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Common Stocks: 96.83%

Communication Services: 1.80%

Media: 1.80%
Discovery Communications Incorporated Class C †	5,599,442	$109,749,063
Omnicom Group Incorporated	961,300	47,584,350

		157,333,413

Consumer Discretionary: 7.38%

Auto Components: 3.62%
Aptiv plc	2,148,115	196,939,183
Lear Corporation	1,092,900	119,180,745

		316,119,928

Diversified Consumer Services: 0.28%
Terminix Global Holdings Incorporated †	623,500	24,865,180

Hotels, Restaurants & Leisure: 2.29%
Vail Resorts Incorporated	203,100	43,457,307
Yum China Holdings Incorporated	2,949,200	156,160,140

		199,617,447

Household Durables: 0.60%
D.R. Horton Incorporated	696,600	52,683,858

Specialty Retail: 0.20%
Best Buy Company Incorporated	154,600	17,205,434

Textiles, Apparel & Luxury Goods: 0.39%
PVH Corporation #	570,600	34,030,584

Consumer Staples: 5.78%

Beverages: 1.27%
Keurig Dr. Pepper Incorporated	4,013,969	110,785,544

Food & Staples Retailing: 1.66%
BJ’s Wholesale Club Holdings Incorporated †	3,490,581	145,033,641

Household Products: 2.85%
Reynolds Consumer Products Incorporated	8,137,900	249,182,498

Energy: 2.23%

Energy Equipment & Services: 0.92%
Baker Hughes Incorporated	3,224,634	42,855,386
National Oilwell Varco Incorporated	4,067,000	36,847,020

		79,702,406

Oil, Gas & Consumable Fuels: 1.31%
Devon Energy Corporation	2,645,300	25,024,538
Hess Corporation	1,011,300	41,392,509
Valero Energy Corporation	1,111,800	48,163,176

		114,580,223

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  11

Portfolio of investments—September 30, 2020

	Shares	Value
Financials: 17.77%

Banks: 4.85%
Fifth Third Bancorp	7,141,600	$152,258,912
PacWest Bancorp	3,283,000	56,073,640
Regions Financial Corporation	12,621,500	145,525,895
Zions Bancorporation	2,373,900	69,365,358

		423,223,805

Capital Markets: 1.74%
Pershing Square Tontine Holdings Limited Class A †	6,701,100	152,047,959

Consumer Finance: 0.82%
Discover Financial Services	1,245,100	71,941,878

Insurance: 8.92%
Arch Capital Group Limited †	7,674,208	224,470,584
Brown & Brown Incorporated	5,651,200	255,829,824
Fidelity National Financial Incorporated	1,408,700	44,106,397
Loews Corporation	3,082,700	107,123,825
The Allstate Corporation	1,558,400	146,707,776

		778,238,406

Mortgage REITs: 1.44%
Annaly Capital Management Incorporated	17,624,500	125,486,440

Health Care: 9.57%

Health Care Equipment & Supplies: 4.92%
Alcon Incorporated †	4,489,200	255,659,940
Zimmer Biomet Holdings Incorporated	1,278,300	174,027,762

		429,687,702

Health Care Providers & Services: 3.22%
Humana Incorporated	346,700	143,495,663
Universal Health Services Incorporated Class B	1,285,200	137,542,104

		281,037,767

Life Sciences Tools & Services: 1.43%
Charles River Laboratories International Incorporated †	551,100	124,796,595

Industrials: 19.83%

Aerospace & Defense: 1.82%
General Dynamics Corporation	613,700	84,954,491
L3Harris Technologies Incorporated	434,300	73,761,512

		158,716,003

Building Products: 1.15%
Masco Corporation	1,824,100	100,562,633

Commercial Services & Supplies: 2.87%
Republic Services Incorporated	2,686,100	250,747,435

Construction & Engineering: 2.26%
Jacobs Engineering Group Incorporated	2,124,300	197,071,311

Industrial Conglomerates: 2.88%
Carlisle Companies Incorporated	2,058,000	251,837,460

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Machinery: 3.68%
Cummins Incorporated	409,700	$86,512,252
Pentair plc	1,411,000	64,581,470
Stanley Black & Decker Incorporated	1,048,700	170,099,140

		321,192,862

Road & Rail: 1.97%
Kansas City Southern	950,200	171,824,666

Trading Companies & Distributors: 3.20%
AerCap Holdings NV †	5,043,500	127,045,765
United Rentals Incorporated †	874,100	152,530,450

		279,576,215

Information Technology: 11.25%

Communications Equipment: 1.14%
Juniper Networks Incorporated	4,617,500	99,276,250

Electronic Equipment, Instruments & Components: 1.80%
CDW Corporation of Delaware	519,700	62,119,741
FLIR Systems Incorporated	2,656,000	95,217,600

		157,337,341

IT Services: 4.69%
Amdocs Limited	4,009,100	230,162,431
Euronet Worldwide Incorporated †	1,358,100	123,722,910
Paychex Incorporated	694,600	55,408,242

		409,293,583

Semiconductors & Semiconductor Equipment: 1.71%
Analog Devices Incorporated	1,167,100	136,247,254
CMC Materials Incorporated	90,000	12,852,900

		149,100,154

Software: 0.40%
Synopsys Incorporated †	162,700	34,814,546

Technology Hardware, Storage & Peripherals: 1.51%
NCR Corporation †	5,971,320	132,205,025

Materials: 7.73%

Chemicals: 3.65%
Celanese Corporation Series A	1,332,900	143,220,105
PPG Industries Incorporated	1,438,200	175,575,456

		318,795,561

Construction Materials: 1.20%
Vulcan Materials Company	773,800	104,880,852

Containers & Packaging: 1.99%
AptarGroup Incorporated	760,000	86,032,000
Packaging Corporation of America	799,913	87,230,513

		173,262,513

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  13

Portfolio of investments—September 30, 2020

			Shares	Value
Metals & Mining: 0.89%
Barrick Gold Corporation			2,760,900	$77,608,899

Real Estate: 7.70%

Equity REITs: 4.82%
American Campus Communities Incorporated			3,396,705	118,612,939
Invitation Homes Incorporated			6,811,000	190,639,890
Mid-America Apartment Communities Incorporated			959,400	111,242,430

				420,495,259

Real Estate Management & Development: 2.88%
CBRE Group Incorporated Class A †			5,352,700	251,416,319

Utilities: 5.79%

Electric Utilities: 3.32%
American Electric Power Company Incorporated			2,006,300	163,974,899
FirstEnergy Corporation			4,391,900	126,091,449

				290,066,348

Water Utilities: 2.47%
American Water Works Company Incorporated			1,488,700	215,682,856

Total Common Stocks (Cost $7,534,989,343)				8,453,364,799

		Expiration date
Warrants: 0.06%

Financials: 0.06%

Capital Markets: 0.06%
Pershing Square Tontine Holdings Limited Class A †		7-24-2025	739,021	5,298,782

Total Warrants (Cost $4,270,666)				5,298,782

	Yield
Short-Term Investments: 2.74%

Investment Companies: 2.74%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12%		500	500
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05		239,359,353	239,359,353

Total Short-Term Investments (Cost $239,359,853)				239,359,853

Total investments in securities (Cost $7,778,619,862)	99.63%	8,698,023,434

Other assets and liabilities, net	0.37	32,492,768

Total net assets	100.00%	$8,730,516,202

†	Non-income-earning security
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Mid Cap Value Fund

Portfolio of investments—September 30, 2020

Written Options

Description	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Call

PVH Corporation	(4,900)	$(36,750,000)	$75.00	10-16-2020	$(98,000)

Put

ServiceMaster Global Holdings Incorporated	2,000	8,000,000	40.00	11-20-2020	(535,000)

					$(633,000)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$0	$84,710,046	$(84,714,216)	$4,670	$0	$24,804	#	$500
Wells Fargo Government Money Market Fund Select Class	528,149,536	2,567,644,863	(2,856,435,046)	0	0	3,382,896		239,359,353

				$4,670	$0	$3,407,700		$239,359,853	2.74%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  15

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $7,539,260,009)	$8,458,663,581
Investments in affiliated securities, at value (cost $239,359,853)	239,359,853
Cash segregated for written options	8,000,000
Receivable for investments sold	87,891,124
Receivable for Fund shares sold	15,502,246
Receivable for dividends	11,957,255
Receivable for securities lending income, net	2,710
Prepaid expenses and other assets	104,772

Total assets	8,821,481,541

Liabilities
Payable for investments purchased	72,117,547
Payable for Fund shares redeemed	11,043,602
Written options, at value (premiums received $2,230,817)	633,000
Management fee payable	5,546,654
Administration fees payable	830,667
Distribution fees payable	74,328
Trustees’ fees and expenses payable	3,170
Accrued expenses and other liabilities	716,371

Total liabilities	90,965,339

Total net assets	$8,730,516,202

Net assets consist of
Paid-in capital	$7,982,221,973
Total distributable earnings	748,294,229

Total net assets	$8,730,516,202

Computation of net asset value and offering price per share
Net assets – Class A	$969,508,246
Shares outstanding – Class A1	27,443,882
Net asset value per share – Class A	$35.33
Maximum offering price per share – Class A2	$37.49
Net assets – Class C	$110,317,929
Shares outstanding – Class C1	3,280,308
Net asset value per share – Class C	$33.63
Net assets – Class R	$24,705,095
Shares outstanding – Class R1	691,150
Net asset value per share – Class R	$35.74
Net assets – Class R6	$2,103,895,312
Shares outstanding – Class R6[1]	57,810,205
Net asset value per share – Class R6	$36.39
Net assets – Administrator Class	$324,727,212
Shares outstanding – Administrator Class[1]	9,014,447
Net asset value per share – Administrator Class	$36.02
Net assets – Institutional Class	$5,197,362,408
Shares outstanding – Institutional Class[1]	143,042,097
Net asset value per share – Institutional Class	$36.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Mid Cap Value Fund

Statement of operations—year ended September 30, 2020

Investment income
Dividends (net of foreign withholding taxes of $154,513)	$152,848,064
Income from affiliated securities	3,410,693

Total investment income	156,258,757

Expenses
Management fee	61,101,759
Administration fees
Class A	2,067,417
Class C	269,136
Class R	59,792
Class R6	659,555
Administrator Class	601,168
Institutional Class	6,988,280
Shareholder servicing fees
Class A	2,458,421
Class C	319,865
Class R	71,034
Administrator Class	1,151,162
Distribution fees
Class C	959,318
Class R	70,979
Custody and accounting fees	350,369
Professional fees	44,324
Registration fees	304,901
Shareholder report expenses	649,407
Trustees’ fees and expenses	21,260
Other fees and expenses	139,561

Total expenses	78,287,708
Less: Fee waivers and/or expense reimbursements
Fund-level	(10,063)
Class A	(44,780)
Class C	(1)
Administrator Class	(215)

Net expenses	78,232,649

Net investment income	78,026,108

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(185,015,267)
Affiliated securities	4,670
Written options	5,299,727

Net realized losses on investments	(179,710,870)

Net change in unrealized gains (losses) on
Unaffiliated securities	(521,066,944)
Written options	1,597,817

Net change in unrealized gains (losses) on investments	(519,469,127)

Net realized and unrealized gains (losses) on investments	(699,179,997)

Net decrease in net assets resulting from operations	$(621,153,889)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  17

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$78,026,108		$77,380,134
Net realized gains (losses) on investments		(179,710,870)		303,691,561
Net change in unrealized gains (losses) on investments		(519,469,127)		233,760,522

Net increase (decrease) in net assets resulting from operations		(621,153,889)		614,832,217

Distributions to shareholders from net investment income and net realized gains
Class A		(42,557,946)		(20,592,515)
Class C		(5,334,641)		(2,703,167)
Class R		(1,279,526)		(562,316)
Class R6		(100,004,255)		(36,838,837)
Administrator Class		(24,372,266)		(17,454,931)
Institutional Class		(243,751,453)		(114,026,310)

Total distributions to shareholders		(417,300,087)		(192,178,076)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,854,743	348,696,853	5,327,538	192,757,937
Class C	407,609	14,546,860	395,515	13,743,148
Class R	219,967	7,988,211	312,326	11,470,210
Class R6	25,955,043	962,352,547	19,811,243	753,877,254
Administrator Class	2,021,462	74,053,375	2,524,441	92,078,365
Institutional Class	73,446,153	2,568,631,752	49,318,478	1,865,932,723

		3,976,269,598		2,929,859,637

Reinvestment of distributions
Class A	982,408	39,537,339	578,559	19,307,072
Class C	131,467	5,025,996	79,940	2,563,693
Class R	31,409	1,278,194	16,602	561,690
Class R6	2,282,372	94,677,008	1,023,710	35,011,870
Administrator Class	592,191	24,283,965	512,565	17,408,508
Institutional Class	5,501,267	227,806,608	3,085,272	105,464,480

		392,609,110		180,317,313

Payment for shares redeemed
Class A	(8,719,115)	(308,529,296)	(8,214,077)	(295,833,462)
Class C	(1,144,867)	(38,288,578)	(1,443,715)	(49,286,556)
Class R	(357,364)	(13,041,741)	(177,050)	(6,492,936)
Class R6	(21,827,939)	(779,801,393)	(8,066,799)	(299,782,094)
Administrator Class	(8,570,743)	(280,525,180)	(13,653,775)	(493,668,005)
Institutional Class	(67,358,421)	(2,411,269,322)	(48,844,550)	(1,804,574,146)

		(3,831,455,510)		(2,949,637,199)

Net increase in net assets resulting from capital share transactions		537,423,198		160,539,751

Total increase (decrease) in net assets		(501,030,778)		583,193,892

Net assets
Beginning of period		9,231,546,980		8,648,353,088

End of period		$8,730,516,202		$9,231,546,980

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$39.63	$37.59	$37.49	$33.12	$29.91
Net investment income	0.18	0.26	0.15	0.33	0.19
Net realized and unrealized gains (losses) on investments	(2.85)	2.54	1.50	4.42	4.23

Total from investment operations	(2.67)	2.80	1.65	4.75	4.42
Distributions to shareholders from
Net investment income	(0.23)	(0.17)	(0.23)	(0.19)	(0.08)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)

Total distributions to shareholders	(1.63)	(0.76)	(1.55)	(0.38)	(1.21)
Net asset value, end of period	$35.33	$39.63	$37.59	$37.49	$33.12
Total return[1]	(7.22)%	7.81%	4.50%	14.41%	15.34%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.15%	1.15%	1.18%	1.19%
Net expenses	1.14%	1.15%	1.15%	1.18%	1.19%
Net investment income	0.56%	0.67%	0.40%	0.78%	0.82%
Supplemental data
Portfolio turnover rate	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$969,508	$1,003,560	$1,038,883	$1,070,690	$1,363,213

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$37.85	$36.02	$36.03	$31.91	$29.00
Net investment income (loss)	(0.11)	(0.07)	(0.14)	0.06	0.03
Net realized and unrealized gains (losses) on investments	(2.71)	2.49	1.46	4.26	4.02

Total from investment operations	(2.82)	2.42	1.32	4.32	4.05
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.01)	(0.01)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)

Total distributions to shareholders	(1.40)	(0.59)	(1.33)	(0.20)	(1.14)
Net asset value, end of period	$33.63	$37.85	$36.02	$36.03	$31.91
Total return[1]	(7.89)%	7.00%	3.72%	13.56%	14.47%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.90%	1.90%	1.92%	1.94%
Net expenses	1.89%	1.90%	1.90%	1.92%	1.94%
Net investment income (loss)	(0.19)%	(0.09)%	(0.35)%	0.14%	0.03%
Supplemental data
Portfolio turnover rate	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$110,318	$147,086	$174,839	$191,954	$116,022

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R	2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.10	$38.09	$38.08	$33.78	$30.70
Net investment income	0.09	0.17	0.09	0.32	0.12 [1]
Net realized and unrealized gains (losses) on investments	(2.90)	2.57	1.49	4.43	4.32

Total from investment operations	(2.81)	2.74	1.58	4.75	4.44
Distributions to shareholders from
Net investment income	(0.15)	(0.14)	(0.25)	(0.26)	(0.23)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)

Total distributions to shareholders	(1.55)	(0.73)	(1.57)	(0.45)	(1.36)
Net asset value, end of period	$35.74	$40.10	$38.09	$38.08	$33.78
Total return	(7.45)%	7.52%	4.23%	14.13%	15.05%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.40%	1.40%	1.42%	1.44%
Net expenses	1.39%	1.40%	1.40%	1.42%	1.44%
Net investment income	0.31%	0.43%	0.18%	0.77%	0.37%
Supplemental data
Portfolio turnover rate	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$24,705	$31,961	$24,575	$14,505	$1,778

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.76	$38.67	$38.52	$34.03	$30.71
Net investment income	0.36	0.40	0.32 [1]	0.50 [1]	0.38 [1]
Net realized and unrealized gains (losses) on investments	(2.94)	2.62	1.55	4.53	4.30

Total from investment operations	(2.58)	3.02	1.87	5.03	4.68
Distributions to shareholders from
Net investment income	(0.39)	(0.34)	(0.40)	(0.35)	(0.23)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)

Total distributions to shareholders	(1.79)	(0.93)	(1.72)	(0.54)	(1.36)
Net asset value, end of period	$36.39	$40.76	$38.67	$38.52	$34.03
Total return	(6.84)%	8.28%	4.95%	14.88%	15.84%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.72%	0.72%	0.74%	0.76%
Net expenses	0.71%	0.72%	0.72%	0.74%	0.76%
Net investment income	0.99%	1.12%	0.85%	1.37%	1.21%
Supplemental data
Portfolio turnover rate	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$2,103,895	$2,094,860	$1,493,787	$906,784	$374,557

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Special Mid Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.35	$38.23	$38.12	$33.67	$30.45
Net investment income	0.24 [1]	0.27 [1]	0.18 [1]	0.34 [1]	0.26
Net realized and unrealized gains (losses) on investments	(2.93)	2.61	1.52	4.52	4.26

Total from investment operations	(2.69)	2.88	1.70	4.86	4.52
Distributions to shareholders from
Net investment income	(0.24)	(0.17)	(0.27)	(0.22)	(0.17)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)

Total distributions to shareholders	(1.64)	(0.76)	(1.59)	(0.41)	(1.30)
Net asset value, end of period	$36.02	$40.35	$38.23	$38.12	$33.67
Total return	(7.15)%	7.88%	4.58%	14.50%	15.42%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.07%	1.09%	1.10%
Net expenses	1.06%	1.07%	1.07%	1.09%	1.10%
Net investment income	0.65%	0.72%	0.47%	0.95%	0.88%
Supplemental data
Portfolio turnover rate	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$324,727	$604,126	$978,368	$1,156,796	$834,134

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Mid Cap Value Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.70	$38.61	$38.47	$34.00	$30.70
Net investment income	0.32	0.38 [1]	0.26	0.41	0.35 [1]
Net realized and unrealized gains (losses) on investments	(2.94)	2.60	1.56	4.58	4.29

Total from investment operations	(2.62)	2.98	1.82	4.99	4.64
Distributions to shareholders from
Net investment income	(0.35)	(0.30)	(0.36)	(0.33)	(0.21)
Net realized gains	(1.40)	(0.59)	(1.32)	(0.19)	(1.13)

Total distributions to shareholders	(1.75)	(0.89)	(1.68)	(0.52)	(1.34)
Net asset value, end of period	$36.33	$40.70	$38.61	$38.47	$34.00
Total return	(6.93)%	8.17%	4.84%	14.76%	15.73%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.82%	0.82%	0.84%	0.86%
Net expenses	0.81%	0.82%	0.82%	0.84%	0.86%
Net investment income	0.89%	1.00%	0.73%	1.24%	1.07%
Supplemental data
Portfolio turnover rate	51%	37%	37%	46%	30%
Net assets, end of period (000s omitted)	$5,197,362	$5,349,953	$4,937,901	$4,595,274	$2,325,777

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Options

The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a

Wells Fargo Special Mid Cap Value Fund  |  25

Notes to financial statements

closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $7,793,385,732 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,582,813,384

Gross unrealized losses	(676,577,865)

Net unrealized gains	$906,235,519

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$59,673	$(59,673)

As of September 30, 2020, the Fund had current year deferred post-October capital losses consisting of $205,403,024 in short-term losses and $3,124,039 in long-term losses which will be recognized on the first day of the following fiscal year.

26  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$157,333,413	$0	$0	$157,333,413

Consumer discretionary	644,522,431	0	0	644,522,431

Consumer staples	505,001,683	0	0	505,001,683

Energy	194,282,629	0	0	194,282,629

Financials	1,550,938,488	0	0	1,550,938,488

Health care	835,522,064	0	0	835,522,064

Industrials	1,731,528,585	0	0	1,731,528,585

Information technology	982,026,899	0	0	982,026,899

Materials	674,547,825	0	0	674,547,825

Real estate	671,911,578	0	0	671,911,578

Utilities	505,749,204	0	0	505,749,204

Warrants

Financials	0	5,298,782	0	5,298,782

Short-term investments

Investment companies	239,359,853	0	0	239,359,853

Total assets	$8,692,724,652	$5,298,782	$0	$8,698,023,434

Liabilities

Written options	$0	$633,000	$0	$633,000

Total liabilities	$0	$633,000	$0	$633,000

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Special Mid Cap Value Fund  |  27

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.67% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 1.41% for Class R shares, 0.73% for Class R6 shares, 1.08% for Administrator Class shares, and 0.83% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

28  |  Wells Fargo Special Mid Cap Value Fund

Notes to financial statements

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $55,769 from the sale of Class A shares and $318 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $4,970,946,162 and $4,454,983,200, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2020, the Fund entered into written options for hedging purposes. The Fund had an average of 11,137 written option contracts during the year ended September 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

Wells Fargo Special Mid Cap Value Fund  |  29

Notes to financial statements

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$161,129,912	$61,719,949

Long-term capital gain	256,170,175	130,458,127

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred

$50,585,755	$906,235,519	$(208,527,063)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REDEMPTION IN-KIND

After the close of business on January 31, 2020, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund distributed securities with a value of $11,005,873 and cash in the amount of $943,556. The Fund recognized gains in the amount of $59,791 which is reflected on the Statement of Operations. The redemption in-kind by a shareholder of the Class R6 represented 0.11% of the Fund and is reflected on the Statement of Changes in Net Assets.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

13. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

30  |  Wells Fargo Special Mid Cap Value Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Special Mid Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo Special Mid Cap Value Fund  |  31

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 85.29% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $256,170,175 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $142,830,983 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $3,174,756 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, $68,765,061 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

32  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Special Mid Cap Value Fund  |  33

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Special Mid Cap Value Fund  |  35

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Special Mid Cap Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap® Value Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell Midcap® Value Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Special Mid Cap Value Fund  |  37

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38  |  Wells Fargo Special Mid Cap Value Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Special Mid Cap Value Fund  |  39

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

40  |  Wells Fargo Special Mid Cap Value Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Special Mid Cap Value Fund  |  41

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1120-01039 11-20

A234/AR234 09-20

Annual Report

September 30, 2020

Wells Fargo Opportunity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Opportunity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Opportunity Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Opportunity Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Opportunity Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Opportunity Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Opportunity Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kurt Gunderson†

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SOPVX)	2-24-2000	5.19	10.80	10.16	11.62	12.11	10.82	1.21	1.18

Class C (WFOPX)	3-31-2008	11.13	11.54	10.12	12.13	11.54	10.12	1.96	1.93

Class R6 (WOFRX)[3]	5-29-2020	–	–	–	12.09	12.61	11.32	0.78	0.72

Administrator Class (WOFDX)	8-30-2002	–	–	–	11.85	12.33	11.05	1.13	1.00

Institutional Class (WOFNX)	7-30-2010	–	–	–	12.09	12.61	11.32	0.88	0.75

Russell 3000® Index[4]	–	–	–	–	15.00	13.69	13.48	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[5]

†	Mr. Gunderson became a portfolio manager of the Fund on February 1, 2020.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021 (January 31, 2022 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.18% for Class A, 1.93% for Class C, 0.72% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Opportunity Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2020.

∎

Stock selection in the industrials, information technology (IT), and health care sectors contributed to relative underperformance even though IT and health care were the largest sources of absolute return.

∎	Stock selection in financials and real estate and an underweight positioning in the energy sector were the largest sources of relative outperformance.

The U.S. equity markets were extremely volatile and moved sharply in both directions during the reporting period. The markets rose in all four quarters in 2019 and into mid-February, hitting new all-time highs along the way. Then, as the global pandemic took hold, the equity markets proceeded to lose more than 35% of their value in less than six weeks, ending the longest bull market in U.S. history while entering bear market territory in record time. Beginning in the last week of March, U.S. equities began to recover and rose for the next five months before retreating a bit in September. The Fund’s benchmark followed a similar pattern and ended up gaining 15% for the 12-month period. IT, consumer discretionary, and health care were the best-performing sectors in the benchmark while energy, financials, and real estate declined the most. Growth stocks generally outperformed value.

Leading up to the mid-February high, the U.S. equities benefited from a dovish U.S. Federal Reserve (Fed), lower corporate taxes, less regulation, share buybacks, capital spending, and high-profile merger and acquisition activity that boosted optimism in U.S. businesses. Rising wages, low unemployment, low inflation, and declining household debt fueled consumer confidence. COVID-19 evolved into a global pandemic, largely shutting down the international economy and eventually accumulating a worldwide death toll of around 1 million by the end of the period. The six-week market decline was followed by a recovery that can mostly be attributed to the speed and aggressiveness of the U.S. government’s fiscal and monetary policy response. Sentiment ebbed and flowed with news of infection rates, mortality rates, vaccines, therapeutics, and partial business openings. The legislature approved three stimulus bills, including the Coronavirus Aid, Relief, and Economic Security Act, representing the largest stimulus bill in U.S. history at $2.2 trillion. The Fed had cut interest rates to near zero by mid-March and announced an aggressive open-ended commitment to keep buying assets under its quantitative easing measures to also include corporate bonds for the first time in its history. The Fed’s “whatever it takes” mantra increased its balance sheet to over $7.2 trillion. Through the period, we continued to seek companies with solid business models, strong management teams, and healthy cash flow prospects.

Holdings in industrials, IT, and health care contributed to relative underperformance.

The Fund’s holdings in industrials, particularly in aerospace/defense and building products, were overweight and underperformed the benchmark. Hexcel Corporation (HXL) is a leading producer of carbon fiber reinforcements and resin systems and honeycomb manufacturing for the commercial aerospace, industrial, and defense industries. Travel restrictions severely curtailed demand from aircraft manufacturers and the stock declined 55% during the period. The Fund’s holdings in IT made the largest contribution to overall returns but underperformed the benchmark. Apple Incorporated (AAPL) rose 109% during the period after consistently beating expectations on financial performance, product sales, new product launches, and future demand. AAPL is one of the top holdings in the Fund but is still underweight the top-heavy benchmark, turning it into a relative underperformer. Health care was the second-largest contributor to overall returns but underperformed the benchmark. LivaNova PLC (LIVN) is a medical technology company that specializes in neuromodulation, cardiac surgery, and cardiac rhythm management. The stock declined 39% during the period, affected by a pandemic-related delay in clinical trial timelines and postponement of non-emergent procedures that hurt the firm’s neuromodulation business. Conversely, in the life sciences industry, Bio-Rad Laboratories, Incorporated (BIO), was one of the largest relative contributors to the Fund. BIO is a leading life science company providing instruments, software, consumables, reagents, and related content. The stock rose 55% on increased demand for its products, including a real-time PCR screening assay and a blood-based immunoassay kit to identify antibodies to COVID-19.

8  |  Wells Fargo Opportunity Fund

Performance highlights (unaudited)

Ten largest holdings (%) as of September 30, 2020[6]

Apple Incorporated	4.32

Alphabet Incorporated Class C	4.08

Amazon.com Incorporated	3.81

Salesforce.com Incorporated	3.68

Facebook Incorporated Class A	2.91

Texas Instruments Incorporated	2.71

MasterCard Incorporated Class A	2.60

UnitedHealth Group Incorporated	1.99

Thermo Fisher Scientific Incorporated	1.97

Novartis AG ADR	1.95

Financials, real estate, and energy contributed the most to relative performance.

The financials sector was the largest detractor from overall returns in the benchmark, but the Fund’s holdings outperformed the benchmark, turning it into a relative contributor. The Fund was underweight banks, a group that declined from falling interest rates and elevated credit risks associated with the economic impact of the pandemic. The Fund was overweight and outperformed the capital markets group, which generally benefited from low interest rates as well as activity in the equity and debt markets. S&P Global Incorporated (SPGI), which provides transparent and independent ratings, benchmarks, analytics, and data to the capital and commodity markets, rose 48% during the period.

The real estate sector in the benchmark declined during the period, but the Fund was overweight and outperformed the group. Fund holdings in data centers and cell towers benefited from increased use of cloud computing and electronic commerce by businesses and increased electronic communications between/among people and things. Equinix, Incoporated (EQIX), is a data center and co-location provider operating in 52 markets across five continents, with a portfolio of interconnection-dense data centers that have limited supply and strong demand. EQIX rose 34% during the period on increased demand as more people work from home and more economic activity is conducted online. The energy sector was hurt by the collapse in the price of crude oil, as global demand faded from the pandemic-induced economic slowdown without a proportional reduction in supply. Energy was the worst-performing sector in the benchmark with a decline of 45%, but it was a relative contributor to the Fund from being underweight. Utilities also declined during the period and lack of exposure there was also a source of relative gains.

Sector allocation as of September 30, 2020[7]

Our focus is constant: To add value by investing in attractively priced holdings.

We seek to buy stocks at a discount to their estimated private market valuation (PMV) and sell them as they reach the top of their PMV range. The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, we were overweight the industrials, health care, and real estate sectors and underweight consumer staples, utilities, and consumer discretionary. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis.

The economic impact of the global COVID-19 pandemic will consume the equity markets for the foreseeable future. As infection rates have slowed down and patient recovery rates have improved, the country has been gradually opening up and eventually the economy will get back in motion. The U.S. economy went into a recession in the first quarter of 2020, but it’s too early to know how deep the economic damage will be, how soon it can begin to recover, and whether the extraordinary responses to date will be effective. We now know a lot more about COVID-19, and we believe there is a lot of promise in the vaccines and therapeutics under development. This economic downturn has been different from anything else in recent history, and there is the possibility that things could get back to normal sooner than expected.

Please see footnotes on page 7.

Wells Fargo Opportunity Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,331.00	$6.84	1.17%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.93	1.17%

Class C

Actual	$1,000.00	$1,342.35	$11.23	1.91%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.66	1.91%

Class R6

Actual	$1,000.00	$1,333.76	$2.79	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.19	$2.40	0.72%

Administrator Class

Actual	$1,000.00	$1,332.28	$5.77	0.99%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.12	$5.00	0.99%

Institutional Class

Actual	$1,000.00	$1,333.76	$4.39	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Opportunity Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Common Stocks: 98.70%

Communication Services: 8.48%

Interactive Media & Services: 7.00%
Alphabet Incorporated Class C †	47,392	$69,647,282
Facebook Incorporated Class A †	189,942	49,745,810

		119,393,092

Wireless Telecommunication Services: 1.48%
T-Mobile US Incorporated †	221,056	25,279,964

Consumer Discretionary: 10.13%

Automobiles: 1.82%
General Motors Company	1,048,248	31,017,658

Internet & Direct Marketing Retail: 3.81%
Amazon.com Incorporated †	20,633	64,967,746

Multiline Retail: 1.28%
Dollar General Corporation	104,574	21,920,802

Specialty Retail: 3.22%
Burlington Stores Incorporated †	156,501	32,253,291
Ulta Beauty Incorporated †	101,663	22,770,479

		55,023,770

Consumer Staples: 2.62%

Food & Staples Retailing: 1.51%
Sysco Corporation	414,432	25,785,959

Household Products: 1.11%
Church & Dwight Company Incorporated	201,474	18,880,129

Financials: 9.20%

Capital Markets: 5.18%
CME Group Incorporated	91,094	15,240,937
Intercontinental Exchange Incorporated	319,835	31,999,492
S&P Global Incorporated	71,785	25,885,671
The Charles Schwab Corporation	422,483	15,306,559

		88,432,659

Consumer Finance: 1.19%
Discover Financial Services	352,668	20,377,157

Insurance: 2.83%
Chubb Limited	166,999	19,391,924
Marsh & McLennan Companies Incorporated	251,521	28,849,459

		48,241,383

Health Care: 16.48%

Biotechnology: 0.99%
Alexion Pharmaceuticals Incorporated †	147,877	16,921,565

Health Care Equipment & Supplies: 5.52%
Align Technology Incorporated †	48,447	15,859,610
Boston Scientific Corporation †	717,989	27,434,360

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  11

Portfolio of investments—September 30, 2020

	Shares	Value

Health Care Equipment & Supplies (continued)
LivaNova plc †	516,651	$23,357,792
Medtronic plc	264,842	27,522,381

		94,174,143

Health Care Providers & Services: 1.99%
UnitedHealth Group Incorporated	109,033	33,993,218

Life Sciences Tools & Services: 5.44%
Agilent Technologies Incorporated	293,741	29,650,217
Bio-Rad Laboratories Incorporated Class A †	57,138	29,452,353
Thermo Fisher Scientific Incorporated	76,275	33,676,938

		92,779,508

Pharmaceuticals: 2.54%
Mylan NV †	674,828	10,007,699
Novartis AG ADR	382,770	33,285,679

		43,293,378

Industrials: 15.59%

Aerospace & Defense: 3.26%
Hexcel Corporation	315,073	10,570,699
MTU Aero Engines AG †	124,736	20,677,566
Teledyne Technologies Incorporated †	78,861	24,463,471

		55,711,736

Commercial Services & Supplies: 1.24%
Republic Services Incorporated	225,987	21,095,886

Electrical Equipment: 1.81%
AMETEK Incorporated	310,847	30,898,192

Industrial Conglomerates: 1.51%
Carlisle Companies Incorporated	210,169	25,718,381

Machinery: 6.38%
Fortive Corporation	320,686	24,439,480
Ingersoll Rand Incorporated †	638,812	22,741,707
ITT Incorporated	481,908	28,456,667
Otis Worldwide Corporation	272,268	16,994,969
SPX Corporation †	349,978	16,231,980

		108,864,803

Trading Companies & Distributors: 1.39%
United Rentals Incorporated †	136,003	23,732,524

Information Technology: 26.51%

Electronic Equipment, Instruments & Components: 1.72%
Amphenol Corporation Class A	270,200	29,254,554

IT Services: 3.99%
Fidelity National Information Services Incorporated	160,830	23,675,784
MasterCard Incorporated Class A	131,443	44,450,079

		68,125,863

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Opportunity Fund

Portfolio of investments—September 30, 2020

		Shares	Value

Semiconductors & Semiconductor Equipment: 4.53%
Marvell Technology Group Limited		783,786	$31,116,304
Texas Instruments Incorporated		323,846	46,241,970

			77,358,274

Software: 11.95%
Fair Isaac Corporation †		55,300	23,523,514
Palo Alto Networks Incorporated †		95,797	23,446,316
Proofpoint Incorporated †		211,831	22,358,762
RealPage Incorporated †		361,710	20,848,964
Salesforce.com Incorporated †		249,796	62,778,731
ServiceNow Incorporated †		38,683	18,761,255
Workday Incorporated Class A †		149,866	32,240,673

			203,958,215

Technology Hardware, Storage & Peripherals: 4.32%
Apple Incorporated		636,373	73,698,357

Materials: 3.20%

Chemicals: 2.19%
The Sherwin-Williams Company		34,648	24,140,648
Westlake Chemical Corporation		210,239	13,291,310

			37,431,958

Metals & Mining: 1.01%
Steel Dynamics Incorporated		602,352	17,245,338

Real Estate: 6.49%

Equity REITs: 6.49%
American Tower Corporation		107,741	26,044,232
Equinix Incorporated		33,533	25,489,439
Sun Communities Incorporated		199,147	28,002,060
VICI Properties Incorporated		1,336,098	31,224,610

			110,760,341

Total Common Stocks (Cost $1,078,928,826)			1,684,336,553

Yield
Short-Term Investments: 1.33%

Investment Companies: 1.33%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05%	22,715,468	22,715,468

Total Short-Term Investments (Cost $22,715,468)			22,715,468

Total investments in securities (Cost $1,101,644,294)	100.03%	1,707,052,021

Other assets and liabilities, net	(0.03)	(467,312)

Total net assets	100.00%	$1,706,584,709

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  13

Portfolio of investments—September 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	$25,484,000	$25,880,225	$(51,364,225)	$0	$0	$10,809	#	$0
Wells Fargo Government Money Market Fund Select Class	18,124,846	350,692,096	(346,101,474)	0	0	170,981		22,715,468

				$0	$0	$181,790		$22,715,468	1.33%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Opportunity Fund

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $1,078,928,826)	$1,684,336,553
Investments in affiliated securities, at value (cost $22,715,468)	22,715,468
Foreign currency, at value (cost $63)	63
Receivable for investments sold	2,330,282
Receivable for Fund shares sold	32,479
Receivable for dividends	2,178,080
Prepaid expenses and other assets	41,921

Total assets	1,711,634,846

Liabilities
Payable for investments purchased	2,606,890
Payable for Fund shares redeemed	485,309
Management fee payable	1,056,621
Administration fees payable	279,398
Distribution fee payable	1,348
Shareholder servicing fees payable	346,703
Accrued expenses and other liabilities	273,868

Total liabilities	5,050,137

Total net assets	$1,706,584,709

Net assets consist of
Paid-in capital	$999,466,853
Total distributable earnings	707,117,856

Total net assets	$1,706,584,709

Computation of net asset value and offering price per share
Net assets – Class A	$1,453,975,000
Shares outstanding – Class A1	31,858,206
Net asset value per share – Class A	$45.64
Maximum offering price per share – Class A2	$48.42
Net assets – Class C	$2,268,288
Shares outstanding – Class C1	53,760
Net asset value per share – Class C	$42.19
Net assets – Class R6	$27,675
Shares outstanding – Class R6[1]	534
Net asset value per share – Class R6	$51.83
Net assets – Administrator Class	$225,604,135
Shares outstanding – Administrator Class[1]	4,451,902
Net asset value per share – Administrator Class	$50.68
Net assets – Institutional Class	$24,709,611
Shares outstanding – Institutional Class[1]	476,748
Net asset value per share – Institutional Class	$51.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  15

Statement of operations—year ended September 30, 2020

Investment income
Dividends (net of foreign withholding taxes of $194,326)	$19,651,587
Income from affiliated securities	172,956

Total investment income	19,824,543

Expenses
Management fee	11,969,836
Administration fees
Class A	2,962,148
Class C	5,505
Class R6	2 [1]
Administrator Class	281,941
Institutional Class	34,256
Shareholder servicing fees
Class A	3,522,367
Class C	6,542
Administrator Class	540,047
Distribution fee
Class C	19,243
Custody and accounting fees	89,279
Professional fees	51,769
Registration fees	80,018
Shareholder report expenses	111,710
Trustees’ fees and expenses	21,260
Other fees and expenses	50,962

Total expenses	19,746,885
Less: Fee waivers and/or expense reimbursements
Fund-level	(405,523)
Class A	(321,994)
Class C	(170)
Administrator Class	(278,415)
Institutional Class	(26,989)

Net expenses	18,713,794

Net investment income	1,110,749

Payment from affiliate	34,135

Realized and unrealized gains (losses) on investments
Net realized gains on investments	104,293,081
Net change in unrealized gains (losses) on investments	74,954,479

Net realized and unrealized gains (losses) on investments	179,247,560

Net increase in net assets resulting from operations	$180,392,444

[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Opportunity Fund

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$1,110,749		$4,276,187
Payment from affiliate		34,135		0
Net realized gains on investments		104,293,081		94,543,210
Net change in unrealized gains (losses) on investments		74,954,479		(20,640,995)

Net increase in net assets resulting from operations		180,392,444		78,178,402

Distributions to shareholders from net investment income and net realized gains
Class A		(85,913,524)		(148,689,321)
Class C		(177,607)		(3,194,912)
Administrator Class		(12,052,779)		(21,792,735)
Institutional Class		(1,499,585)		(2,724,775)

Total distributions to shareholders		(99,643,495)		(176,401,743)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	366,718	15,359,130	930,098	37,142,175
Class C	7,277	279,818	12,229	460,797
Class R6	534 [1]	25,000 [1]	N/A	N/A
Administrator Class	33,759	1,562,280	46,303	2,094,423
Institutional Class	161,022	7,664,409	228,906	10,662,670

		24,890,637		50,360,065

Reinvestment of distributions
Class A	1,957,543	83,556,394	3,891,150	144,750,768
Class C	4,247	166,102	91,007	3,143,382
Administrator Class	242,678	11,500,332	504,265	20,669,150
Institutional Class	27,588	1,337,917	58,962	2,469,867

		96,560,745		171,033,167

Payment for shares redeemed
Class A	(4,164,215)	(173,332,142)	(4,134,053)	(168,457,293)
Class C	(51,203)	(1,993,712)	(732,350)	(26,708,914)
Administrator Class	(588,564)	(27,709,639)	(620,318)	(27,798,000)
Institutional Class	(252,821)	(12,074,682)	(320,957)	(14,616,198)

		(215,110,175)		(237,580,405)

Net decrease in net assets resulting from capital share transactions		(93,658,793)		(16,187,173)

Total decrease in net assets		(12,909,844)		(114,410,514)

Net assets
Beginning of period		1,719,494,553		1,833,905,067

End of period		$1,706,584,709		$1,719,494,553

[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$43.37	$46.31	$45.83	$41.86	$43.35
Net investment income (loss)	0.01	0.10	(0.01)[1]	0.04	0.13 [1]
Payment from affiliate	0.00 [2]	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	4.85	1.54	6.41	6.60	4.72

Total from investment operations	4.86	1.64	6.40	6.64	4.85
Distributions to shareholders from
Net investment income	(0.10)	0.00	(0.17)	(0.13)	(0.57)
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)

Total distributions to shareholders	(2.59)	(4.58)	(5.92)	(2.67)	(6.34)
Net asset value, end of period	$45.64	$43.37	$46.31	$45.83	$41.86
Total return[3]	11.62%[4]	5.18%	15.16%	16.49%	12.46%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.20%	1.21%	1.21%
Net expenses	1.16%	1.19%	1.20%	1.21%	1.21%
Net investment income (loss)	0.04%	0.23%	(0.01)%	0.11%	0.33%
Supplemental data
Portfolio turnover rate	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$1,453,975	$1,461,345	$1,528,852	$1,479,457	$1,418,614

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

[4]

During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on the total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$40.02	$43.43	$43.46	$39.99	$41.60
Net investment loss	(0.28)[1]	(0.26)[1]	(0.43)	(0.26)[1]	(0.16)[1]
Payment from affiliate	0.54	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	4.40	1.43	6.15	6.27	4.51

Total from investment operations	4.66	1.17	5.72	6.01	4.35
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.19)
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)

Total distributions to shareholders	(2.49)	(4.58)	(5.75)	(2.54)	(5.96)
Net asset value, end of period	$42.19	$40.02	$43.43	$43.46	$39.99
Total return[2]	12.13%[3]	4.37%	14.31%	15.62%	11.62%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.96%	1.95%	1.96%	1.96%
Net expenses	1.92%	1.95%	1.95%	1.96%	1.96%
Net investment loss	(0.71)%	(0.69)%	(0.76)%	(0.64)%	(0.40)%
Supplemental data
Portfolio turnover rate	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$2,268	$3,739	$31,381	$33,057	$34,721

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 1.44% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  19

Financial highlights

(For a share outstanding throughout the period)

Year ended
CLASS R6	September 30, 2020[1]
Net asset value, beginning of period	$46.84
Net investment income	0.04
Net realized and unrealized gains (losses) on investments	4.95

Total from investment operations	4.99
Net asset value, end of period	$51.83
Total return[2]	10.65%
Ratios to average net assets (annualized)
Gross expenses	0.76%
Net expenses	0.72%
Net investment income	0.25%
Supplemental data
Portfolio turnover rate	43%
Net assets, end of period (000s omitted)	$28

[1]	For the period from May 29, 2020 (commencement of class operations) to September 30, 2020

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$47.85	$50.50	$49.45	$44.93	$46.11
Net investment income	0.18	0.21	0.07	0.15 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	5.30	1.73	6.97	7.09	5.04

Total from investment operations	5.48	1.94	7.04	7.24	5.28
Distributions to shareholders from
Net investment income	(0.16)	(0.01)	(0.24)	(0.18)	(0.69)
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)

Total distributions to shareholders	(2.65)	(4.59)	(5.99)	(2.72)	(6.46)
Net asset value, end of period	$50.68	$47.85	$50.50	$49.45	$44.93
Total return	11.85%	5.37%	15.38%	16.74%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.12%	1.13%	1.13%
Net expenses	0.97%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.22%	0.42%	0.19%	0.31%	0.56%
Supplemental data
Portfolio turnover rate	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$225,604	$227,963	$244,110	$237,315	$226,140

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Opportunity Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$48.89	$51.50	$50.30	$45.63	$46.76
Net investment income	0.34	0.35	0.22	0.22 [1]	0.35 [1]
Net realized and unrealized gains (losses) on investments	5.37	1.74	7.08	7.25	5.12

Total from investment operations	5.71	2.09	7.30	7.47	5.47
Distributions to shareholders from
Net investment income	(0.28)	(0.12)	(0.35)	(0.26)	(0.83)
Net realized gains	(2.49)	(4.58)	(5.75)	(2.54)	(5.77)

Total distributions to shareholders	(2.77)	(4.70)	(6.10)	(2.80)	(6.60)
Net asset value, end of period	$51.83	$48.89	$51.50	$50.30	$45.63
Total return	12.09%	5.63%	15.69%	17.02%	12.97%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.87%	0.88%	0.88%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.44%	0.66%	0.44%	0.47%	0.79%
Supplemental data
Portfolio turnover rate	43%	28%	30%	43%	34%
Net assets, end of period (000s omitted)	$24,710	$26,447	$29,562	$29,709	$17,222

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Opportunity Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo Opportunity Fund  |  23

Notes to financial statements

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $1,112,147,686 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$649,593,665

Gross unrealized losses	(54,689,330)

Net unrealized gains	$594,904,335

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

24  |  Wells Fargo Opportunity Fund

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$144,673,056	$0	$0	$144,673,056

Consumer discretionary	172,929,976	0	0	172,929,976

Consumer staples	44,666,088	0	0	44,666,088

Financials	157,051,199	0	0	157,051,199

Health care	281,161,812	0	0	281,161,812

Industrials	245,343,956	20,677,566	0	266,021,522

Information technology	452,395,263	0	0	452,395,263

Materials	54,677,296	0	0	54,677,296

Real estate	110,760,341	0	0	110,760,341

Short-term investments

Investment companies	22,715,468	0	0	22,715,468

Total assets	$1,686,374,455	$20,677,566	$0	$1,707,052,021

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.750%

Next $500 million	0.725

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $5 billion	0.640

Next $2 billion	0.630

Next $4 billion	0.620

Over $16 billion	0.610

Wells Fargo Opportunity Fund  |  25

Notes to financial statements

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 (January 31, 2022 for Class R6) to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 0.72% for Class R6 shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $3,907 from the sale of Class A shares and $52 and $63 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Other transactions

On August 14, 2020, Class A and Class C of the Fund were reimbursed by Funds Management in the amount of $5,051 and $29,084, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.

26  |  Wells Fargo Opportunity Fund

Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $698,870,699 and $897,000,123, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$11,352,682	$20,040,871

Long-term capital gain	88,290,813	156,360,872

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,084,056	$111,209,866	$594,904,335

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Opportunity Fund  |  27

Notes to financial statements

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

28  |  Wells Fargo Opportunity Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Opportunity Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo Opportunity Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $88,290,813 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $11,352,682 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $115,335 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, $7,080,567 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

30  |  Wells Fargo Opportunity Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Opportunity Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Opportunity Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Opportunity Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Opportunity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Opportunity Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000® Index, for the three-, five- and ten-year periods ended December 31, 2019, and higher than its benchmark for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000® Index, for all periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes, except the Institutional Class. The Board noted that the Management Rates of the Fund was higher than the sum of these average rates for the Fund’s expense Groups for the Institutional Class. However, the Board also noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Opportunity Fund  |  35

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Opportunity Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Opportunity Fund  |  37

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

38  |  Wells Fargo Opportunity Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Opportunity Fund  |  39

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00573 11-20

A232/AR232 09-20

Annual Report

September 30, 2020

Wells Fargo

International Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo International Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Bond Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Bond Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo International Bond Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo International Bond Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo International Bond Fund  |  5

Letter to shareholders (unaudited)

Notice to Shareholders

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

6  |  Wells Fargo International Bond Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Fargo Asset Management (International) Limited

Portfolio managers

Michael Lee

Alex Perrin

Lauren van Biljon, CFA®‡

Peter Wilson

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (ESIYX)	9-30-2003	1.28	2.03	0.45	6.03	2.97	0.92	1.28	1.03

Class C (ESIVX)	9-30-2003	4.81	2.31	0.21	5.81	2.31	0.21	2.03	1.78

Class R6 (ESIRX)[3]	11-30-2012	–	–	–	6.37	3.35	1.30	0.90	0.65

Administrator Class (ESIDX)	7-30-2010	–	–	–	6.27	3.15	1.09	1.22	0.85

Institutional Class (ESICX)	12-15-1993	–	–	–	6.30	3.28	1.24	0.95	0.70

Bloomberg Barclays Global Aggregate ex-USD Index[4]	–	–	–	–	5.48	3.60	1.35	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

8  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.03% for Class A, 1.78% for Class C, 0.65 for Class R6, 0.85% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[4]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Global Aggregate ex-USD Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo International Bond Fund  |  9

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index, for the 12-month period that ended September 30, 2020.

∎

Country allocation was the main driver of value-add over the reporting period, led by an overweight to Canada and the off-benchmark overweight to the U.S. bond market. An underweight to the Japanese interest rate environment and an overweight to Indonesia and Mexico were also large contributors. An underweight to the U.K. detracted from value marginally. Duration positioning was a net contributor to performance.

∎

Currency exposure was a net detractor from performance, with positives from the euro, Malaysian ringgit, Russian ruble, and Thai baht offset by positioning in the Brazilian real, U.K. sterling, Indonesian rupiah, and Norwegian krona. The hedge cost also detracted.

The coronavirus pandemic caused volatility to spike.

While the past 12 months have been constructive for the Fund, the background cannot be described as calm. The Fund finished 2019 on a strong note, but the global impact of the coronavirus pandemic caused a large risk-off environment in the first quarter of 2020. The Fund’s bias to liquid developed market sovereign bond markets was a good support, but the allocations to developing and emerging markets was a drag on overall performance. The portfolio had limited credit exposure when spreads widened significantly in the first quarter. This sell-off in risk assets was very swift and the managers took the opportunity to increase exposure to credit spreads in the second quarter, which it maintained. There was also a material rebound in the smaller (developing and emerging) markets. Over this time, the U.S. dollar also declined. The third quarter was less volatile, marked by an uptick in yields.

Ten largest holdings (%) as of September 30, 2020[6]

Japan, 0.10%, 6-20-2030	12.70

Realkredit Danmark AS, 1.00%, 10-1-2050	4.93

Nykredit Realkredit AS, 1.00%, 10-1-2050	4.93

Canada, 2.55%, 3-15-2025	4.37

Italy Buoni Poliennali del Tesoro, 0.95%, 8-1-2030	4.17

Mexico, 8.50%, 5-31-2029	3.79

Spain Bonos y Obligaciones del Estado, 0.60%, 10-31-2029	3.65

Japan, 0.10%, 3-20-2027	3.60

Nordea Kredit Realkredit AS, 1.00%, 10-1-2050	2.82

Italy Buoni Poliennali del Tesoro, 0.35%, 2-1-2025	2.81

As we move through the impact of the pandemic, there has been a significant hit to global growth, and while growth is rebounding, it is coming off a low base and economies are much smaller than at the beginning of the year. That means that central banks will remain accommodative, with short-term interest rates anchored around zero. Longer yields can fluctuate more and 10-year yields have fallen to new all-time lows.

Yields have been in a cyclical decline that we think ended in 2020, as it did in previous election years: 2008, 2012, and 2016. However, we do not foresee a huge rise in longer-maturity yields as the global economy recovers. Over the longer term, yields are likely to remain low as central banks keep short-term rates at or close to zero. The Fund did shorten duration over this year, and we are monitoring the yield increase to determine the time to add some duration once more.

Portfolio composition as of September 30, 2020[7]

Debt dynamics of major economies are expected to deteriorate.

Over the two-year period spanning 2020 and 2021, nominal gross domestic product in developed economies is forecast to remain unchanged or falling. This comes at a time when budget deficits have exploded in response to the COVID-19-induced slowdown. The net result will be a sharp deterioration in the debt dynamics of major economies (and many others, too). The past two decades in developed economies, particularly Japan and Europe, have shown that over-indebtedness is a strong deflationary backdrop. At the moment, there is no sign of an uptick in inflation expectations, but there is potential for inflation to pick up, and this should be closely monitored. The rise in the gold price, which has accelerated and continues to make new all-time highs, could be an early indication of a rise in inflation.

Please see footnotes on page 9.

10  |  Wells Fargo International Bond Fund

Performance highlights (unaudited)

The significant accommodation by central banks globally has also added to debt levels and government deficits, putting increased downward pressure on some currencies—in particular, the U.S. dollar. We believe this has increased the downward pressure on the dollar overall, making the asset class more attractive, and while it will not decline on a linear basis, the probability of a multiyear U.S. dollar decline has increased. Although we do not believe the dollar will lose its reserve currency status anytime soon, a decline seems probable. We are also conscious that to support and increase growth, some countries could devalue their currencies to encourage exports.

There have been three major periods of U.S. dollar strength over the past four decades (October 1978 to February 1985, September 1992 to July 2001, and March 2008 to January 2017). The first two periods were both followed by 40%/50% declines in the U.S. dollar that lasted several years. It may be too early to say that January 2017 was a major peak, but as the twin deficits (trade and budget deficits) continues to deteriorate and the fact that the U.S. has lost its interest rate advantage, it may well prove to be.

Please see footnotes on page 9.

Wells Fargo International Bond Fund  |  11

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,091.63	$5.41	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22	1.03%

Class C

Actual	$1,000.00	$1,093.17	$9.35	1.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.01	1.78%

Class R6

Actual	$1,000.00	$1,093.36	$3.42	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.30	0.65%

Administrator Class

Actual	$1,000.00	$1,091.71	$4.47	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.31	0.85%

Institutional Class

Actual	$1,000.00	$1,092.75	$3.68	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.56	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 8.60%

United States: 8.60%
Abbvie Incorporated (Health Care, Biotechnology)	2.60%	11-21-2024	$200,000	$212,098
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	3.15	8-22-2027	300,000	341,894
American International Group Incorporated (Financials, Insurance)	2.50	6-30-2025	150,000	160,305
Anthem Incorporated (Health Care, Health Care Providers & Services)	2.25	5-15-2030	275,000	282,229
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2.90	9-12-2027	300,000	336,701
AT&T Incorporated (Communication Services, Diversified Telecommunication Services)	4.35	3-1-2029	250,000	293,440
Bank of America Corporation (3 Month LIBOR +1.21%) (Financials, Banks) ±	3.97	2-7-2030	300,000	348,650
BP Capital Markets America Incorporated (Energy, Oil, Gas & Consumable Fuels)	3.22	4-14-2024	275,000	296,537
Broadcom Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	3.15	11-15-2025	175,000	188,750
Campbell Soup Company (Consumer Staples, Food Products)	3.65	3-15-2023	72,000	77,077
Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)	2.00	5-11-2027	200,000	211,427
Chevron USA Incorporated (Energy, Oil, Gas & Consumable Fuels)	0.69	8-12-2025	375,000	373,461
Citigroup Incorporated (Financials, Banks)	3.20	10-21-2026	325,000	358,355
Comcast Corporation (Communication Services, Media)	3.70	4-15-2024	400,000	441,690
CVS Health Corporation (Health Care, Health Care Providers & Services)	1.30	8-21-2027	400,000	393,761
CVS Health Corporation (Health Care, Health Care Providers & Services)	4.10	3-25-2025	73,000	82,479
Discovery Communications LLC (Communication Services, Media)	3.95	3-20-2028	300,000	341,102
Ford Motor Company (Consumer Discretionary, Automobiles)	8.50	4-21-2023	75,000	81,750
General Motors Company (Consumer Discretionary, Automobiles)	5.40	10-2-2023	50,000	55,115
Global Payments Incorporated (Information Technology, IT Services)	3.20	8-15-2029	350,000	381,784
IBM Corporation (Information Technology, IT Services)	3.30	5-15-2026	400,000	450,706
IQVIA Incorporated (Health Care, Health Care Providers & Services)	2.88	6-15-2028	225,000	266,439
JPMorgan Chase & Company (Financials, Banks)	3.30	4-1-2026	200,000	221,583
Mastercard Incorporated (Information Technology, IT Services)	2.95	6-1-2029	400,000	451,520
Microsoft Corporation (Information Technology, Software)	2.40	8-8-2026	300,000	326,790
Oracle Corporation (Information Technology, Software)	2.80	4-1-2027	250,000	274,280
Paypal Holdings Incorporated (Information Technology, IT Services)	1.65	6-1-2025	175,000	181,213
PepsiCo Incorporated (Consumer Staples, Beverages)	1.63	5-1-2030	250,000	256,619
Pfizer Incorporated (Health Care, Pharmaceuticals)	1.70	5-28-2030	175,000	180,138
Qualcomm Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	2.15	5-20-2030	150,000	157,159
The Procter & Gamble Company (Consumer Staples, Household Products)	3.00	3-25-2030	150,000	173,900
The Upjohn Company (Health Care, Health Care Providers & Services) 144A	1.65	6-22-2025	75,000	76,757
Unilever Capital Corporation (Consumer Staples, Household Products)	1.38	9-14-2030	150,000	150,947
UnitedHealth Group Incorporated (Health Care, Health Care Providers & Services)	1.25	1-15-2026	75,000	76,773
Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)	4.33	9-21-2028	250,000	302,446
Visa Incorporated (Information Technology, IT Services)	1.90	4-15-2027	75,000	79,573
Walmart Incorporated (Consumer Staples, Food & Staples Retailing)	3.70	6-26-2028	300,000	354,546
Walt Disney Company (Communication Services, Entertainment)	3.80	3-22-2030	150,000	177,833

Total Corporate Bonds and Notes (Cost $8,724,049)				9,417,827

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  13

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Foreign Corporate Bonds and Notes: 18.17%

Denmark: 12.69%
Nordea Kredit Realkredit AS (Financials, Thrifts & Mortgage Finance)	1.00%	10-1-2050	DKK	19,508,059	$3,088,466
Nykredit Realkredit AS (Financials, Thrifts & Mortgage Finance)	1.00	10-1-2050	DKK	34,117,204	5,394,364
Realkredit Danmark AS (Financials, Thrifts & Mortgage Finance)	1.00	10-1-2050	DKK	34,173,947	5,400,645

					13,883,475

France: 0.61%
Altice France SA (Communication Services, Diversified Telecommunication Services) 144A	4.13	1-15-2029	EUR	100,000	117,169
Banijay Group SAS (Communication Services, Media)	3.50	3-1-2025	EUR	175,000	199,776
Rubis Terminal Infra SAS (Energy, Oil, Gas & Consumable Fuels)	5.63	5-15-2025	EUR	100,000	120,880
SPCM SA (Materials, Chemicals) 144A	2.00	2-1-2026	EUR	200,000	234,134

					671,959

Germany: 0.21%
Rebecca Bidco (Consumer Discretionary, Diversified Consumer Services)	5.75	7-15-2025	EUR	200,000	235,193

India: 1.17%
International Finance Corporation (Financials, Capital Markets)	6.30	11-25-2024	INR	92,750,000	1,284,144

Italy: 0.21%
Gamma Bidco SpA (Industrials, Electrical Equipment)	6.25	7-15-2025	EUR	200,000	232,145

Luxembourg: 0.11%
PLT VII Finance (Financials, Diversified Financial Services)	4.63	1-5-2026	EUR	100,000	119,080

Netherlands: 0.55%
Maxeda DIY Holding BV (Consumer Discretionary, Household Durables) 144A	5.88	10-1-2026	EUR	100,000	117,063
Sigma Holdco BV (Consumer Staples, Food Products)	5.75	5-15-2026	EUR	200,000	230,683
United Group BV (Communication Services, Media)	3.13	2-15-2026	EUR	125,000	137,798
Ziggo Bond Company BV (Communication Services, Media)	3.38	2-28-2030	EUR	100,000	111,305

					596,849

Philippines: 0.54%
Asian Development Bank (Financials, Capital Markets)	5.90	12-20-2022	INR	43,000,000	592,139

Sweden: 0.11%
Verisure Holding AB (Industrials, Commercial Services & Supplies)	3.88	7-15-2026	EUR	100,000	117,304

United Kingdom: 1.97%
European Bank for Reconstruction and Development (Financials, Capital Markets)	6.50	6-19-2023	INR	55,000,000	771,191
FCE Bank plc (Financials, Banks)	1.66	2-11-2021	EUR	200,000	232,462
Galaxy Bidco Limited (Financials, Insurance)	6.50	7-31-2026	GBP	200,000	262,844
Pinewood Finance Company Limited (Financials, Diversified Financial Services)	3.25	9-30-2025	GBP	100,000	128,467
Playtech plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	3.75	10-12-2023	EUR	175,000	204,278
Synthomer plc (Materials, Chemicals)	3.88	7-1-2025	EUR	100,000	119,297
Victoria plc (Consumer Discretionary, Household Durables)	5.25	7-15-2024	EUR	100,000	116,454
Virgin Media Secured Finance plc (Communication Services, Media)	4.25	1-15-2030	GBP	250,000	317,485

					2,152,478

Total Foreign Corporate Bonds and Notes (Cost $19,291,274)					19,884,766

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Foreign Government Bonds: 64.98%
Brazil	10.00%	1-1-2023	BRL	1,775,000	$350,701
Brazil	10.00	1-1-2025	BRL	3,870,000	779,122
Canada 144A	2.55	3-15-2025	CAD	5,850,000	4,786,232
Colombia	6.00	4-28-2028	COP	1,235,000,000	340,926
India	7.32	1-28-2024	INR	24,000,000	347,932
Indonesia	7.50	8-15-2032	IDR	42,500,000,000	2,898,740
Indonesia	8.25	5-15-2029	IDR	5,750,000,000	420,739
Indonesia	6.50	6-15-2025	IDR	9,500,000,000	658,552
Italy Buoni Poliennali del Tesoro	0.35	2-1-2025	EUR	2,600,000	3,072,756
Italy Buoni Poliennali del Tesoro	0.95	8-1-2030	EUR	3,850,000	4,569,002
Japan ††	0.10	3-20-2027	JPY	410,000,000	3,940,261
Japan	0.10	6-20-2030	JPY	1,455,000,000	13,902,276
Korea Treasury Bond	1.88	6-10-2029	KRW	1,425,000,000	1,263,359
Korea Treasury Bond	2.38	3-10-2023	KRW	1,375,000,000	1,218,731
Malaysia	3.90	11-30-2026	MYR	1,100,000	287,002
Malaysia	3.96	9-15-2025	MYR	600,000	155,729
Mexico	5.75	3-5-2026	MXN	7,850,000	363,447
Mexico	8.00	11-7-2047	MXN	7,150,000	357,321
Mexico	8.50	5-31-2029	MXN	77,510,000	4,144,769
New South Wales	3.00	5-20-2027	AUD	1,815,000	1,493,656
New South Wales	5.00	8-20-2024	AUD	900,000	760,899
Poland	2.50	1-25-2023	PLN	1,000,000	273,148
Poland	2.75	10-25-2029	PLN	325,000	94,757
Queensland Treasury Corporation 144A	4.75	7-21-2025	AUD	3,200,000	2,761,252
Republic of Peru	5.70	8-12-2024	PEN	400,000	130,664
Republic of South Africa	8.75	2-28-2048	ZAR	25,750,000	1,181,425
Republic of South Africa	8.75	2-28-2048	ZAR	5,185,000	237,891
Republic of South Africa	10.50	12-21-2026	ZAR	25,285,000	1,746,900
Romania	3.25	4-29-2024	RON	4,240,000	1,021,562
Romania	3.40	3-8-2022	RON	600,000	144,976
Romania	4.85	4-22-2026	RON	3,725,000	963,021
Romania	5.00	2-12-2029	RON	3,535,000	941,343
Russia	4.50	7-16-2025	RUB	176,000,000	2,187,945
Russia	6.50	2-28-2024	RUB	38,600,000	517,862
Russia	7.00	12-15-2021	RUB	26,000,000	344,821
Spain Bonos y Obligaciones del Estado	0.01	1-31-2025	EUR	1,115,000	1,323,753
Spain Bonos y Obligaciones del Estado 144A	0.60	10-31-2029	EUR	3,275,000	3,998,371
Swedish 144A	0.13	5-12-2031	SEK	26,600,000	3,007,123
United Kingdom Gilt Bond	0.63	6-7-2025	GBP	2,305,000	3,069,895
United Kingdom Gilt Bond	0.75	7-22-2023	GBP	800,000	1,056,335

Total Foreign Government Bonds (Cost $70,792,245)					71,115,196

U.S. Treasury Securities: 3.78%
U.S. Treasury Bond	0.25	8-31-2025		$1,575,000	1,573,400
U.S. Treasury Bond	0.50	8-31-2027		1,450,000	1,453,398
U.S. Treasury Bond	1.50	2-15-2030		1,025,000	1,105,559

Total U.S. Treasury Securities (Cost $4,134,230)					4,132,357

Yankee Corporate Bonds and Notes: 2.86%

Cayman Islands: 0.49%
Tencent Holdings Limited (Communication Services, Interactive Media & Services) 144A	3.28	4-11-2024		500,000	532,540

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  15

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value

France: 0.72%
Danone SA (Consumer Staples, Food Products)	2.95%	11-2-2026	$500,000	$554,339
Electricite de France SA (Utilities, Electric Utilities)	4.50	9-21-2028	200,000	237,576

				791,915

Japan: 0.19%
Takeda Pharmaceutical (Health Care, Pharmaceuticals)	2.05	3-31-2030	200,000	202,555

Netherlands: 0.29%
Shell International Finance BV (Energy, Oil, Gas & Consumable Fuels)	2.38	4-6-2025	300,000	319,952

Norway: 0.28%
Equinor ASA (Energy, Oil, Gas & Consumable Fuels)	1.75	1-22-2026	300,000	311,150

Spain: 0.29%
Telefonica Emisiones SAU (Communication Services, Diversified Telecommunication Services)	4.10	3-8-2027	275,000	312,651

United Kingdom: 0.60%
State Grid Overseas Investment Limited (Utilities, Multi-Utilities)	3.50	5-4-2027	275,000	307,264
Vodafone Group plc (Communication Services, Wireless Telecommunication Services)	4.38	5-30-2028	300,000	355,034

				662,298

Total Yankee Corporate Bonds and Notes (Cost $2,864,348)				3,133,061

	Yield		Shares
Short-Term Investments: 0.92%

Investment Companies: 0.92%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05		1,002,714	1,002,714

Total Short-Term Investments (Cost $1,002,714)				1,002,714

Total investments in securities (Cost $106,808,860)	99.31%	108,685,921

Other assets and liabilities, net	0.69	760,550

Total net assets	100.00%	$109,446,471

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
††	On the last interest date, partial interest was paid.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Bond Fund

Portfolio of investments—September 30, 2020

Abbreviations:

AUD	Australian dollar

BRL	Brazilian real

CAD	Canadian dollar

COP	Colombian peso

DKK	Danish krone

EUR	Euro

GBP	Great British pound

IDR	Indonesian rupiah

INR	Indian Rupee

JPY	Japanese yen

KRW	Republic of Korea won

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

PEN	Peruvian sol

PLN	Polish zloty

RON	Romanian lei

RUB	Russian ruble

SEK	Swedish krona

ZAR	South African rand

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

915,000 PLN	231,201 USD	State Street Bank	10-6-2020	$5,517	$0

1,150,000,000 IDR	77,504 USD	State Street Bank	10-6-2020	0	(247)

1,050,000,000 IDR	70,338 USD	State Street Bank	10-6-2020	201	0

11,375,000 INR	153,903 USD	State Street Bank	10-6-2020	257	0

148,850 USD	2,200,000,000 IDR	State Street Bank	10-6-2020	1,054	0

150,563 USD	11,375,000 INR	State Street Bank	10-6-2020	0	(3,598)

13,419 USD	50,000 PLN	State Street Bank	10-6-2020	484	0

4,000,000 BRL	774,234 USD	State Street Bank	10-8-2020	0	(62,122)

800,000 BRL	154,847 USD	State Street Bank	10-8-2020	0	(12,424)

1,615,000 BRL	291,832 USD	State Street Bank	10-8-2020	0	(4,317)

75,202 USD	400,000 BRL	State Street Bank	10-8-2020	3,991	0

204,994 USD	1,100,000 BRL	State Street Bank	10-8-2020	9,164	0

78,254 USD	425,000 BRL	State Street Bank	10-8-2020	2,593	0

630,000 GBP	801,976 USD	State Street Bank	10-9-2020	10,970	0

2,375,000 GBP	2,964,427 USD	State Street Bank	10-9-2020	100,247	0

17,425,000 CNY	2,478,522 USD	State Street Bank	10-26-2020	77,491	0

3,225,000 CNY	471,698 USD	State Street Bank	10-26-2020	1,366	0

495,000,000 JPY	4,642,743 USD	State Street Bank	10-30-2020	52,199	0

145,000,000 JPY	1,382,034 USD	State Street Bank	10-30-2020	0	(6,748)

170,000,000 JPY	1,612,527 USD	State Street Bank	10-30-2020	0	(123)

26,500,000 JPY	251,635 USD	State Street Bank	10-30-2020	0	(290)

6,785,000 EUR	8,048,984 USD	State Street Bank	11-10-2020	0	(87,504)

4,585,000 EUR	5,346,825 USD	State Street Bank	11-10-2020	33,188	0

175,000 EUR	203,769 USD	State Street Bank	11-10-2020	1,575	0

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  17

Portfolio of investments—September 30, 2020

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

583,705 USD	8,640,000,000 IDR	State Street Bank	11-10-2020	$5,128	$0

83,367 USD	1,250,000,000 IDR	State Street Bank	11-10-2020	0	(339)

151,905 USD	2,700,000 ZAR	State Street Bank	11-12-2020	0	(8,509)

737,019 USD	13,100,000 ZAR	State Street Bank	11-12-2020	0	(41,283)

203,324 USD	3,475,000 ZAR	State Street Bank	11-12-2020	0	(3,134)

2,125,000 CAD	1,618,533 USD	State Street Bank	11-23-2020	0	(22,398)

2,850,000 CAD	2,168,570 USD	State Street Bank	11-23-2020	0	(27,870)

3,919,593 USD	5,175,000 CAD	State Street Bank	11-23-2020	32,533	0

37,327 USD	50,000 CAD	State Street Bank	11-23-2020	0	(229)

1,393,379 USD	107,750,000 RUB	State Street Bank	11-24-2020	14,385	0

565,095 USD	44,100,000 RUB	State Street Bank	11-24-2020	699	0

228,479 USD	17,175,000 RUB	State Street Bank	11-25-2020	8,694	0

123,766 USD	9,200,000 INR	State Street Bank	11-27-2020	0	(260)

1,802,220 USD	40,010,000 MXN	State Street Bank	11-27-2020	4,394	0

129,502 USD	2,875,000 MXN	State Street Bank	11-27-2020	316	0

70,879 USD	1,575,000 MXN	State Street Bank	11-27-2020	107	0

2,174,935 USD	162,000,000 INR	State Street Bank	11-27-2020	0	(8,989)

472,733 USD	10,675,000 MXN	State Street Bank	11-27-2020	0	(6,942)

508,206 USD	37,700,000 INR	State Street Bank	11-27-2020	0	(28)

5,200,000 CZK	234,282 USD	State Street Bank	12-8-2020	0	(8,865)

11,077,615 USD	69,450,000 DKK	State Street Bank	12-8-2020	126,699	0

2,903,170 USD	18,525,000 DKK	State Street Bank	12-8-2020	0	(17,863)

17,000,000 THB	540,369 USD	State Street Bank	12-9-2020	0	(3,932)

2,021,046 USD	2,780,000 AUD	State Street Bank	12-14-2020	29,485	0

527,401 USD	750,000 AUD	State Street Bank	12-14-2020	0	(9,891)

10,475,000 EUR	12,431,992 USD	State Street Bank	12-15-2020	0	(130,252)

				$522,737	$(468,157)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Shares proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$446,052	$57,463,295	$(56,906,633)	$0	$0	$12,597	$1,002,714	0.92%

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo International Bond Fund

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $105,806,146)	$107,683,207
Investments in affiliated securities, at value (cost $1,002,714)	1,002,714
Cash	215,012
Foreign currency, at value (cost $122,649)	122,027
Receivable for Fund shares sold	104,581
Receivable for interest	696,844
Unrealized gains on forward foreign currency contracts	522,737
Prepaid expenses and other assets	109,033

Total assets	110,456,155

Liabilities
Payable for investments purchased	416,486
Payable for Fund shares redeemed	82,453
Unrealized losses on forward foreign currency contracts	468,157
Management fee payable	18,854
Administration fees payable	6,947
Distribution fee payable	436
Trustees’ fees and expenses payable	2,678
Accrued expenses and other liabilities	13,673

Total liabilities	1,009,684

Total net assets	$109,446,471

Net assets consist of
Paid-in capital	$112,810,780
Total distributable loss	(3,364,309)

Total net assets	$109,446,471

Computation of net asset value and offering price per share
Net assets – Class A	$11,236,927
Shares outstanding – Class A1	1,014,579
Net asset value per share – Class A	$11.08
Maximum offering price per share – Class A2	$11.60
Net assets – Class C	$704,059
Shares outstanding – Class C1	66,699
Net asset value per share – Class C	$10.56
Net assets – Class R6	$6,020,232
Shares outstanding – Class R6[1]	529,975
Net asset value per share – Class R6	$11.36
Net assets – Administrator Class	$34,220,853
Shares outstanding – Administrator Class[1]	3,059,168
Net asset value per share – Administrator Class	$11.19
Net assets – Institutional Class	$57,264,400
Shares outstanding – Institutional Class[1]	5,062,746
Net asset value per share – Institutional Class	$11.31

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  19

Statement of operations—year ended September 30, 2020

Investment income
Interest (net of foreign withholding taxes of $39,333)	$2,676,533
Income from affiliated securities	12,597

Total investment income	2,689,130

Expenses
Management fee	590,191
Administration fees
Class A	18,519
Class C	1,239
Class R6	2,314
Administrator Class	14,460
Institutional Class	51,075
Shareholder servicing fees
Class A	28,921
Class C	1,934
Administrator Class	36,029
Distribution fee
Class C	5,786
Custody and accounting fees	181,835
Professional fees	56,920
Registration fees	125,542
Shareholder report expenses	80,042
Trustees’ fees and expenses	21,260
Interest expense	750
Other fees and expenses	17,867

Total expenses	1,234,684
Less: Fee waivers and/or expense reimbursements
Fund-level	(464,387)
Class A	(53)
Administrator Class	(16,600)

Net expenses	753,644

Net investment income	1,935,486

Payment from affiliate	3,879

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(1,273,216)
Forward foreign currency contracts	1,532,243

Net realized gains on investments	259,027

Net change in unrealized gains (losses) on
Unaffiliated securities	2,150,995
Forward foreign currency contracts	762,408

Net change in unrealized gains (losses) on investments	2,913,403

Net realized and unrealized gains (losses) on investments	3,172,430

Net increase in net assets resulting from operations	$5,111,795

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo International Bond Fund

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$1,935,486		$7,564,786
Payment from affiliate		3,879		0
Net realized gains (losses) on investments		259,027		(17,627,770)
Net change in unrealized gains (losses) on investments		2,913,403		25,851,494

Net increase in net assets resulting from operations		5,111,795		15,788,510

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	163,139	1,732,816	382,864	3,845,786
Class C	18,134	168,996	4,716	45,352
Class R6	976	10,383	240,845	2,428,431
Administrator Class	2,400,187	26,527,800	326,113	3,274,172
Institutional Class	1,866,137	20,194,483	1,734,775	17,401,980

		48,634,478		26,995,721

Payment for shares redeemed
Class A	(328,420)	(3,481,337)	(3,796,911)	(36,769,127)
Class C	(54,324)	(544,461)	(186,284)	(1,790,879)
Class R6	(312,094)	(3,404,671)	(4,444,880)	(44,590,677)
Administrator Class	(1,070,419)	(11,406,831)	(1,459,494)	(14,446,041)
Institutional Class	(4,110,389)	(43,737,008)	(19,409,739)	(197,377,886)

		(62,574,308)		(294,974,610)

Net decrease in net assets resulting from capital share transactions		(13,939,830)		(267,978,889)

Total decrease in net assets		(8,828,035)		(252,190,379)

Net assets
Beginning of period		118,274,506		370,464,885

End of period		$109,446,471		$118,274,506

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
CLASS A	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$10.45	$9.69	$10.31	$10.77	$9.74	$10.84
Net investment income	0.18 [2]	0.32 [2]	0.27 [2]	0.26 [2]	0.24 [2]	0.31 [2]
Payment from affiliate	0.00 [3]	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.45	0.44	(0.89)	(0.57)	0.85	(1.33)

Total from investment operations	0.63	0.76	(0.62)	(0.31)	1.09	(1.02)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.05)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.08)
Net asset value, end of period	$11.08	$10.45	$9.69	$10.31	$10.77	$9.74
Total return[4]	6.03%[5]	7.84%	(6.01)%	(2.78)%	11.24%	(9.50)%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.30%	1.08%	1.03%	1.08%	1.06%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	1.68%	3.21%	2.75%	2.61%	2.64%	3.07%
Supplemental data
Portfolio turnover rate	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$11,237	$12,329	$44,519	$69,885	$54,399	$79,727

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[5]

During the year ended September 30, 2020, the Fund received a payment from an affiliate that had an impact of less than 0.005% on total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo International Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
CLASS C	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$9.98	$9.32	$10.00	$10.52	$9.58	$10.70
Net investment income	0.09 [2]	0.24 [2]	0.19 [2]	0.18 [2]	0.17 [2]	0.23 [2]
Payment from affiliate	0.06	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.43	0.42	(0.87)	(0.55)	0.83	(1.32)

Total from investment operations	0.58	0.66	(0.68)	(0.37)	1.00	(1.09)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)
Net asset value, end of period	$10.56	$9.98	$9.32	$10.00	$10.52	$9.58
Total return[3]	5.81%[4]	7.08%	(6.80)%	(3.43)%	10.49%	(10.21)%
Ratios to average net assets (annualized)
Gross expenses	2.25%	2.04%	1.83%	1.78%	1.83%	1.81%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	0.94%	2.51%	2.00%	1.88%	1.86%	2.33%
Supplemental data
Portfolio turnover rate	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$704	$1,027	$2,652	$3,493	$5,520	$6,895

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]

During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.58% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
CLASS R6	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$10.68	$9.86	$10.45	$10.88	$9.80	$10.88
Net investment income	0.23 [2]	0.37 [2]	0.31 [2]	0.30 [2]	0.28 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	0.45	0.45	(0.90)	(0.58)	0.86	(1.34)

Total from investment operations	0.68	0.82	(0.59)	(0.28)	1.14	(0.99)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.06)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.09)
Net asset value, end of period	$11.36	$10.68	$9.86	$10.45	$10.88	$9.80
Total return[3]	6.37%	8.32%	(5.65)%	(2.48)%	11.69%	(9.18)%
Ratios to average net assets (annualized)
Gross expenses	1.13%	0.90%	0.72%	0.65%	0.70%	0.68%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	2.08%	3.68%	3.18%	3.01%	3.00%	3.46%
Supplemental data
Portfolio turnover rate	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$6,020	$8,979	$49,749	$30,876	$12,501	$13,152

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo International Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$10.53	$9.75	$10.36	$10.80	$9.75	$10.84
Net investment income	0.20 [2]	0.34 [2]	0.29 [2]	0.28 [2]	0.26 [2]	0.33 [2]
Net realized and unrealized gains (losses) on investments	0.46	0.44	(0.90)	(0.57)	0.85	(1.34)

Total from investment operations	0.66	0.78	(0.61)	(0.29)	1.11	(1.01)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.05)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.08)
Net asset value, end of period	$11.19	$10.53	$9.75	$10.36	$10.80	$9.75
Total return[3]	6.27%	8.00%	(5.89)%	(2.59)%	11.44%	(9.36)%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.24%	1.01%	0.97%	1.02%	0.99%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	1.87%	3.37%	2.93%	2.80%	2.85%	3.26%
Supplemental data
Portfolio turnover rate	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$34,221	$18,213	$27,911	$41,045	$50,825	$266,849

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Bond Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$10.64	$9.83	$10.43	$10.86	$9.79	$10.87
Net investment income	0.22 [2]	0.37 [2]	0.31 [2]	0.29 [2]	0.27 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	0.45	0.44	(0.91)	(0.57)	0.86	(1.34)

Total from investment operations	0.67	0.81	(0.60)	(0.28)	1.13	(0.99)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.06)
Net realized gains	0.00	0.00	0.00	(0.15)	(0.06)	(0.03)

Total distributions to shareholders	0.00	0.00	0.00	(0.15)	(0.06)	(0.09)
Net asset value, end of period	$11.31	$10.64	$9.83	$10.43	$10.86	$9.79
Total return[3]	6.30%	8.24%	(5.75)%	(2.48)%	11.60%	(9.20)%
Ratios to average net assets (annualized)
Gross expenses	1.17%	0.95%	0.74%	0.70%	0.75%	0.73%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	2.04%	3.61%	3.06%	2.96%	2.95%	3.41%
Supplemental data
Portfolio turnover rate	158%	129%	99%	68%	96%	136%
Net assets, end of period (000s omitted)	$57,264	$77,727	$245,633	$443,888	$553,208	$689,964

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo International Bond Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward

Wells Fargo International Bond Fund  |  27

Notes to financial statements

foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $106,832,876 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,325,969

Gross unrealized losses	(1,418,344)

Net unrealized gains	$1,907,625

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(7,952,111)	$7,952,111

As of September 30, 2020, the Fund had capital loss carryforwards which consist of $810,128 in short-term capital losses and $3,299,562 in long-term capital losses.

28  |  Wells Fargo International Bond Fund

Notes to financial statements

As of September 30, 2020, the Fund had a qualified late-year ordinary loss of $1,142,908 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Corporate bonds and notes	$0	$9,417,827	$0	$9,417,827

Foreign corporate bonds and notes	0	19,884,766	0	19,884,766

Foreign government bonds	0	71,115,196	0	71,115,196

U.S. Treasury securities	4,132,357	0	0	4,132,357

Yankee corporate bonds and notes	0	3,133,061	0	3,133,061

Short-term investments

Investment companies	1,002,714	0	0	1,002,714

	5,135,071	103,550,850	0	108,685,921

Forward foreign currency contracts	0	522,737	0	522,737

Total assets	$5,135,071	$104,073,587	$0	$109,208,658

Liabilities

Forward foreign currency contracts	$0	$468,157	$0	$468,157

Total liabilities	$0	$468,157	$0	$468,157

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. All other assets and liabilities are reported at their market value at measurement date.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo International Bond Fund  |  29

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.600%

Next $500 million	0.575

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Fargo Asset Management (International) Limited, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

30  |  Wells Fargo International Bond Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $249 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Other transactions

On August 14, 2020, Class A and Class C of the Fund were reimbursed by Funds Management in the amount of $11 and $3,868 respectively. The reimbursements were made in connection with resolving certain fee reimbursements.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$11,627,709	$142,571,363	$14,460,013	$149,058,149

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2020, the Fund entered into forward foreign currency contracts for hedging purposes. The Fund had average contract amounts of $63,877,842 and $45,773,959 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended September 30, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street Bank	$522,737	$(468,157)	$0	$54,580

Wells Fargo International Bond Fund  |  31

Notes to financial statements

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

State Street Bank	$468,157	$(468,157)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, the Fund had average borrowings outstanding of $55,556 at an average interest rate of 1.35% and paid interest in the amount of $750.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended September 30, 2020 and September 30, 2019, the Fund did not pay any distributions to shareholders.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred	Capital loss carryforward

$1,907,229	$(1,142,908)	$(4,109,690)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

32  |  Wells Fargo International Bond Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the four-year period then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo International Bond Fund  |  33

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo International Bond Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo International Bond Fund  |  35

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo International Bond Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo International Bond Fund  |  37

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Bond Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Fargo Asset Management (International) Limited (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

38  |  Wells Fargo International Bond Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one- and three-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, three- and five-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the ten-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Bloomberg Barclays Global Aggregate ex-USD Index, for the one-, three- and ten-year periods ended December 31, 2019, and lower than its benchmark index for the five-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays Global Aggregate ex-USD Index, for the three-, five- and ten-year periods ended March 31, 2020, and higher than its benchmark for the one-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo International Bond Fund  |  39

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40  |  Wells Fargo International Bond Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo International Bond Fund  |  41

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

42  |  Wells Fargo International Bond Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo International Bond Fund  |  43

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00553 11-20

A235/AR235 09-20

Annual Report

September 30, 2020

Wells Fargo

Diversified Capital Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Capital Builder Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Capital Builder Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Capital Builder Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Diversified Capital Builder Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Diversified Capital Builder Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Diversified Capital Builder Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Junkin

Margaret Patel

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (EKBAX)	1-20-1998	1.13	10.72	10.53	7.26		12.05	11.19	1.12	1.12

Class C (EKBCX)	1-22-1998	5.44	11.23	10.37	6.44		11.23	10.37	1.87	1.87

Administrator Class (EKBDX)	7-30-2010	–	–	–	7.33		12.16	11.37	1.04	1.04

Institutional Class (EKBYX)	1-26-1998	–	–	–	7.58	*	12.44	11.62	0.79	0.78

Diversified Capital Builder Blended Index[3]	–	–	–	–	12.63		12.29	11.92	–	–

ICE BofA U.S. Cash Pay High Yield Index[4]	–	–	–	–	2.35		6.61	6.26	–	–

Russell 1000® Index[5]	–	–	–	–	16.01		14.09	13.76	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[6]

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.13% for Class A, 1.88% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed 75% of the Russell 1000® Index and 25% of the ICE BofA U.S. Cash Pay High Yield Index. You cannot invest directly in an index.

[4]

The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[5]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, the ICE BofA U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Diversified Capital Builder Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12-month period that ended September 30, 2020.

∎	Underperforming sectors were in economically sensitive areas such as industrials, materials, and financials.

∎

Information technology (IT) holdings contributed to results. Although our holdings somewhat underperformed the sector’s performance in the Russell 1000® Index, the Fund’s IT holdings substantially outperformed other industries in the market.

∎	Our health care holdings significantly outperformed the stocks in the index’s health care sector.

∎

In the Fund’s bond portfolio, holdings notably outperformed the ICE BofA U.S. Cash Pay High Yield Index due to our above-average quality holdings. Better-quality below-investment-grade bonds outperformed lower-quality high-yield issues.

The Russell 1000® Index made steady gains from the start of the Fund’s fiscal year on September 30, 2019, until mid-February 2020. After reaching a high for the fiscal year in February, the stock market fell sharply in reaction to the closure of a number of economic sectors as federal and state governments attempted to slow the spread of the coronavirus. The Federal Reserve (Fed) worked to limit the effect of economic closures and rapidly increasing unemployment by establishing measures to provide short-term liquidity to the financial markets. In addition, it substantially lowered U.S. Treasury interest rates.

As a result of these actions, the stock market stabilized in late March 2020 and began a long climb upward, reflecting expectations of subsequent improvement in the economy. By month-end September 2020, the index climbed to levels slightly below its mid-February high.

From the beginning of the fiscal year on September 30, 2019, until mid-February 2020, interest rates on Treasury issues with 10-year maturities were relatively stable and fluctuated between 1.50% and 1.95%. After the stock market decline in mid-February, the Fed quickly acted to ensure market liquidity and substantially lowered interest rates. Yields on 10-year maturity Treasuries fell and, by April 2020, were trading in a range of 0.50% to 0.75% and remained in this range for the rest of the fiscal year.

Ten largest holdings (%) as of September 30, 2020[7]

Broadcom Incorporated	5.21

AbbVie Incorporated	4.34

Bristol-Myers Squibb Company	3.68

Akamai Technologies Incorporated	3.58

Amgen Incorporated	3.39

Amphenol Corporation Class A	3.09

Leidos Holdings Incorporated	2.97

Thermo Fisher Scientific Incorporated	2.94

Danaher Corporation	2.87

Vistra Energy Corporation	2.79

Stocks gained in value during the period.

Most stocks gained in value from the start of the fiscal year, reflecting a growing economy with rising sales and profits. However, after reaching a peak in mid-February 2020, the market began a sharp correction that lasted until late March. The market declined because of concerns that shutting down the economy to reduce the risk of the coronavirus would badly damage corporate profits, resulting in continued market erosion. After Fed actions to provide liquidity and lower interest rates, along with the federal government’s very large provisions of unemployment payments and loans to businesses hurt by the reduction in activity, the market began to rebound, optimistic that these monetary and fiscal measures would backstop the economy and help business grow again. As a result of these efforts, the market finished the 12-month period ending September 30, 2020, at levels only slightly below its mid-February peak.

Please see footnotes on page 7.

8  |  Wells Fargo Diversified Capital Builder Fund

Performance highlights (unaudited)

Portfolio composition as of September 30, 2020[8]

The Fund underperformed its benchmark primarily due to holdings of a number of economically sensitive stocks, which declined and did not make a full recovery by the end of the fiscal year. Holdings in industrials, materials, and financials declined as investors were concerned about the strength of the economic recovery. Within the equity portfolio, its holdings in consumer discretionary, health care, and IT outperformed the return of the equity benchmark. In addition, the Fund’s IT holdings, while slightly lagging the sector return of the benchmark, substantially outpaced the average market gain and thus materially added to incremental returns. Detracting from performance were holdings in industrials, financials, materials, and utilities.

Equity outperformers in IT included Advanced Micro Devices, Incorporated; Broadcom Incorporated; and Adobe Systems Incorporated. In health care, Thermo Fisher Scientific Incorporated; Danaher Corporation; and Horizon Therapeutics PLC contributed to relative performance. In the consumer discretionary sector, The Home Depot, Incorporated, added to performance.

Detractors in industrials included Curtiss-Wright Corporation; L3Harris Technologies, Incorporated; and Huntington Ingalls Industries, Incorporated. Utility companies Vistra Corporation; Atmos Energy Corporation; DTE Energy Company; and American Electric Power Company, Incorporated, detracted from performance. In materials, LyondellBasell Industries N.V.* underperformed.

U.S. Treasury rates moved lower.

In the bond market, interest rates were relatively stable in the first half of the fiscal year until mid-February, when Treasury rates plummeted as a result of the Fed substantially increasing liquidity in the financial system to help stabilize the economy from coronavirus-related shutdowns. To illustrate, short-term Treasury notes due in two years traded in a range of yields from 1.40% to 1.65% from month-end September 2019 until mid-February 2020, when they began to drop sharply from Fed actions. From the end of March 2020 until the end of the fiscal year in September 2020, the yields of these notes fluctuated between 0.15%, or 15 basis points (bps; 100 bps equal 1.00%) to 0.21% (21 bps).

The Fund’s bond holdings consisted primarily in high-yield, below-investment-grade issues. High-yield bonds historically have been more sensitive to prospects of future economic growth. In contrast, investment-grade bonds, because of their higher quality, are more sensitive to movements in Treasury bond yields than to the economic outlook. Thus, during the fiscal year, investment-grade bonds experienced substantially lower yields and higher prices and outperformed high-yield bonds, which increased only modestly in price due to concerns about their deteriorating financial prospects. Over the fiscal year, returns for high-yield bonds were moderately positive, as somewhat-higher prices added to the coupon income of these bonds. To illustrate, at month-end September 2019, the average yield to maturity of the index of high-yield bonds was 5.87%, with a yield advantage over comparable maturity Treasuries of +420 bps. By September 30, 2020, the average yield was 5.70%, but the yield advantage had widened to +539 bps, reflecting much lower Treasury yields.

In general, better-quality high-yield bonds outperformed lower-quality holdings because investors became more concerned with the prospects of poor credit quality, should future economic growth slow materially. The Fund’s high-yield bonds outperformed the index of high-yield bonds because our holdings were above the average quality of the index.

Relative outperformers in the bond portfolio included IT companies Western Digital Corporation; TTM Technologies, Incorporated; and Seagate HDD Cayman. Health care issues Centene Corporation, Davita HealthCare Partners Incorporated, and Bausch Health Companies added to performance. Materials companies Koppers Holdings Incorporated and Tronox Finance LLC also contributed. Bond detractors were industrial company Resideo Technologies, Incorporated; materials issuer Rayonier Advanced Materials Incorporated; and health care company Teleflex Incorporated.

Our outlook remains one of cautious optimism.

The Fund’s positioning reflects our expectation for continued economic growth over the next year, although at levels somewhat lower than recent economic growth rates. We find stock prices reasonable compared with the earnings growth potential of many stocks. Thus, we are optimistic that equities may provide returns above those available on the very low yields of risk-free alternatives. In addition, with yields of Treasuries likely to be at low levels for the foreseeable future, we feel stock dividend yields are attractive alternatives to yields offered on short-term fixed-income securities. Within the Fund’s fixed-income assets, virtually all of the bond holdings are of companies with U.S. public equity outstanding, which we think provides a more flexible capital structure and more transparent reporting of financial results. We expect these high-yield bonds to provide a competitive return to that available on lower-yielding, higher-rated bonds.

Please see footnotes on page 7.

Wells Fargo Diversified Capital Builder Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,246.22	$6.29	1.12%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.47	$5.66	1.12%

Class C

Actual	$1,000.00	$1,242.10	$10.50	1.87%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.70	$9.44	1.87%

Administrator Class

Actual	$1,000.00	$1,246.26	$5.85	1.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.26	1.04%

Institutional Class

Actual	$1,000.00	$1,249.09	$4.40	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Common Stocks: 85.13%

Communication Services: 2.33%

Diversified Telecommunication Services: 1.08%
Verizon Communications Incorporated	190,000	$11,303,100

Interactive Media & Services: 1.25%
Alphabet Incorporated Class A †	9,000	13,190,400

Consumer Discretionary: 1.06%

Specialty Retail: 1.06%
The Home Depot Incorporated	40,000	11,108,400

Consumer Staples: 1.12%

Food Products: 0.19%
Lamb Weston Holdings Incorporated	30,001	1,988,166

Household Products: 0.93%
The Procter & Gamble Company	70,000	9,729,300

Health Care: 30.76%

Biotechnology: 10.85%
AbbVie Incorporated	520,000	45,546,800
Alexion Pharmaceuticals Incorporated †	140,000	16,020,200
Amgen Incorporated	140,000	35,582,400
Neurocrine Biosciences Incorporated †	75,000	7,212,000
Vertex Pharmaceuticals Incorporated †	35,000	9,524,200

		113,885,600

Health Care Equipment & Supplies: 5.76%
Abbott Laboratories	160,000	17,412,800
Becton Dickinson & Company	55,000	12,797,400
Danaher Corporation	140,000	30,146,200
ElectroCore LLC †«	30,000	51,900

		60,408,300

Health Care Providers & Services: 2.46%
Anthem Incorporated	35,000	9,400,650
McKesson Corporation	110,000	16,382,300

		25,782,950

Life Sciences Tools & Services: 4.58%
Bio-Rad Laboratories Incorporated Class A †	15,000	7,731,900
IQVIA Holdings Incorporated †	60,000	9,457,800
Thermo Fisher Scientific Incorporated	70,000	30,906,400

		48,096,100

Pharmaceuticals: 7.11%
Bausch Health Companies Incorporated †	540,000	8,391,600
Bristol-Myers Squibb Company	640,000	38,585,600
Horizon Therapeutics plc †	205,000	15,924,400
Merck KGaA ADR	400,000	11,728,000

		74,629,600

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  11

Portfolio of investments—September 30, 2020

	Shares	Value
Industrials: 8.84%

Aerospace & Defense: 3.27%
Curtiss-Wright Corporation	45,000	$4,196,700
Huntington Ingalls Industries Incorporated	30,000	4,222,500
L3Harris Technologies Incorporated	130,000	22,079,200
Lockheed Martin Corporation	10,000	3,832,800

		34,331,200

Electrical Equipment: 1.37%
AMETEK Incorporated	145,000	14,413,000

Industrial Conglomerates: 1.12%
Honeywell International Incorporated	35,000	5,761,350
Roper Technologies Incorporated	15,000	5,926,650

		11,688,000

Machinery: 3.08%
Crane Company	60,000	3,007,800
IDEX Corporation	80,000	14,592,800
John Bean Technologies Corporation	160,000	14,702,400

		32,303,000

Information Technology: 32.84%

Electronic Equipment, Instruments & Components: 4.26%
Amphenol Corporation Class A	300,000	32,481,000
FLIR Systems Incorporated	300,000	10,755,000
MTS Systems Corporation	75,000	1,433,250

		44,669,250

IT Services: 6.88%
Akamai Technologies Incorporated †	340,000	37,583,600
Leidos Holdings Incorporated	350,000	31,202,500
MasterCard Incorporated Class A	10,000	3,381,700

		72,167,800

Semiconductors & Semiconductor Equipment: 12.22%
Advanced Micro Devices Incorporated †	300,000	24,597,000
Analog Devices Incorporated	20,000	2,334,800
Broadcom Incorporated	150,000	54,648,000
Microchip Technology Incorporated	235,000	24,148,600
Micron Technology Incorporated †	25,000	1,174,000
QUALCOMM Incorporated	35,000	4,118,800
Texas Instruments Incorporated	70,000	9,995,300
Xilinx Incorporated	70,000	7,296,800

		128,313,300

Software: 7.41%
Adobe Incorporated †	50,000	24,521,500
ANSYS Incorporated †	30,000	9,816,900
Microsoft Corporation	120,000	25,239,600
Synopsys Incorporated †	85,000	18,188,300

		77,766,300

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2020

			Shares	Value
Technology Hardware, Storage & Peripherals: 2.07%
Apple Incorporated			172,000	$19,919,320
Western Digital Corporation			50,000	1,827,500

				21,746,820

Materials: 3.66%

Chemicals: 1.73%
Eastman Chemical Company			30,000	2,343,600
Huntsman Corporation			80,000	1,776,800
The Sherwin-Williams Company			18,500	12,889,690
Tronox Holdings plc Class A			150,000	1,180,500

				18,190,590

Containers & Packaging: 1.93%
AptarGroup Incorporated			76,500	8,659,800
Berry Global Group Incorporated †			240,000	11,596,800

				20,256,600

Real Estate: 0.84%

Equity REITs: 0.84%
Crown Castle International Corporation			50,000	8,325,000
Saul Centers Incorporated			20,000	531,600

				8,856,600

Utilities: 3.68%

Electric Utilities: 0.39%
American Electric Power Company Incorporated			50,000	4,086,500

Gas Utilities: 0.18%
Atmos Energy Corporation			20,000	1,911,800

Independent Power & Renewable Electricity Producers: 2.78%
Vistra Energy Corporation			1,550,000	29,233,000

Multi-Utilities: 0.33%
DTE Energy Company			30,000	3,451,200

Total Common Stocks (Cost $688,752,538)				893,506,876

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 13.01%

Consumer Discretionary: 0.27%

Household Durables: 0.27%
Installed Building Company 144A	5.75%	2-1-2028	$2,700,000	2,841,750

Health Care: 3.57%

Health Care Equipment & Supplies: 0.52%
Hologic Incorporated 144A	3.25	2-15-2029	5,440,000	5,474,000

Health Care Providers & Services: 2.95%
AMN Healthcare Incorporated 144A	4.63	10-1-2027	1,000,000	1,025,000
Centene Corporation	4.63	12-15-2029	6,500,000	7,011,290
DaVita Incorporated 144A	4.63	6-1-2030	12,550,000	12,881,320

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  13

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
Encompass Health Corporation %%	4.63%	4-1-2031	$2,500,000	$2,500,000
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	7,400,000	7,546,446

				30,964,056

Pharmaceuticals: 0.10%
Catalent Pharma Solutions Incorporated 144A	4.88	1-15-2026	1,000,000	1,020,000

Industrials: 2.50%

Aerospace & Defense: 0.81%
TransDigm Group Incorporated	6.38	6-15-2026	7,000,000	7,027,510
TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,495,313

				8,522,823

Commercial Services & Supplies: 0.15%
ACCO Brands Corporation 144A	5.25	12-15-2024	1,500,000	1,535,625

Electrical Equipment: 0.11%
Resideo Funding Incorporated 144A	6.13	11-1-2026	1,112,000	1,095,320

Machinery: 1.04%
SPX FLOW Incorporated 144A	5.88	8-15-2026	10,500,000	10,920,000

Trading Companies & Distributors: 0.39%
WESCO Distribution Incorporated	5.38	6-15-2024	4,000,000	4,105,000

Information Technology: 3.93%

Electronic Equipment, Instruments & Components: 1.69%
MTS Systems Corporation 144A	5.75	8-15-2027	4,000,000	3,938,800
TTM Technologies Incorporated 144A	5.63	10-1-2025	13,505,000	13,775,100

				17,713,900

Semiconductors & Semiconductor Equipment: 0.94%
Broadcom Incorporated	4.75	4-15-2029	4,000,000	4,645,402
Microchip Technology Incorporated 144A	4.25	9-1-2025	5,000,000	5,186,912

				9,832,314

Software: 0.41%
Citrix Systems Incorporated	3.30	3-1-2030	4,000,000	4,269,114

Technology Hardware, Storage & Peripherals: 0.89%
Western Digital Corporation	4.75	2-15-2026	8,700,000	9,396,000

Materials: 2.21%

Chemicals: 0.89%
Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	8,302,612
Olin Corporation	5.50	8-15-2022	1,000,000	1,022,500

				9,325,112

Containers & Packaging: 1.32%
Ball Corporation	2.88	8-15-2030	12,000,000	11,865,000
Berry Global Incorporated 144A	4.50	2-15-2026	2,000,000	2,020,000

				13,885,000

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Capital Builder Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Real Estate: 0.43%

Equity REITs: 0.43%
Iron Mountain Incorporated 144A	4.50%	2-15-2031	$4,500,000	$4,524,818

Utilities: 0.10%

Electric Utilities: 0.10%
NRG Energy Incorporated 144A	5.25	6-15-2029	1,000,000	1,087,500

Total Corporate Bonds and Notes (Cost $133,691,014)				136,512,332

Yankee Corporate Bonds and Notes: 1.96%

Financials: 0.47%

Diversified Financial Services: 0.47%
Tronox Finance plc 144A	5.75	10-1-2025	5,000,000	4,925,000

Health Care: 0.94%

Pharmaceuticals: 0.94%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	10,000,000	9,852,600

Information Technology: 0.36%

Technology Hardware, Storage & Peripherals: 0.36%
Seagate HDD 144A	4.09	6-1-2029	3,488,000	3,769,881

Materials: 0.19%

Chemicals: 0.19%
Methanex Corporation	5.13	10-15-2027	2,000,000	1,990,000

Total Yankee Corporate Bonds and Notes (Cost $20,511,210)				20,537,481

	Yield		Shares
Short-Term Investments: 0.88%

Investment Companies: 0.88%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12		44,100	44,100
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.05		9,255,832	9,255,832

Total Short-Term Investments (Cost $9,299,932)				9,299,932

Total investments in securities (Cost $852,254,694)	100.98%	1,059,856,621

Other assets and liabilities, net	(0.98)	(10,300,713)

Total net assets	100.00%	$1,049,555,908

†	Non-income-earning security
«	All or a portion of this security is on loan.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

ADR	American depositary receipt

GO	General obligation

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  15

Portfolio of investments—September 30, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$5,715,472	$112,184,118	$(117,855,843)	$353	$0	$93,935	#	$44,100
Wells Fargo Government Money Market Fund Select Class	5,712,610	200,984,199	(197,440,977)	0	0	36,115		9,255,832

				$353	$0	$130,050		$9,299,932	0.88%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Capital Builder Fund

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities (including $43,596 of securities on loan) at value (cost $842,954,762)	$1,050,556,689
Investments in affiliated securities, at value (cost $9,299,932)	9,299,932
Receivable for Fund shares sold	289,987
Receivable for dividends and interest	2,008,369
Receivable for securities lending income, net	548
Prepaid expenses and other assets	82,176

Total assets	1,062,237,701

Liabilities
Payable upon receipt of securities loaned	44,100
Payable for investments purchased	7,550,347
Payable for when-issued securities	2,536,250
Payable for Fund shares redeemed	1,700,324
Management fee payable	533,211
Administration fees payable	159,506
Distribution fee payable	75,196
Accrued expenses and other liabilities	82,859

Total liabilities	12,681,793

Total net assets	$1,049,555,908

Net assets consist of
Paid-in capital	$830,093,794
Total distributable earnings	219,462,114

Total net assets	$1,049,555,908

Computation of net asset value and offering price per share
Net assets – Class A	$601,950,965
Shares outstanding – Class A1	55,344,374
Net asset value per share – Class A	$10.88
Maximum offering price per share – Class A2	$11.54
Net assets – Class C	$121,946,977
Shares outstanding – Class C1	11,231,163
Net asset value per share – Class C	$10.86
Net assets – Administrator Class	$6,429,070
Shares outstanding – Administrator Class[1]	590,621
Net asset value per share – Administrator Class	$10.89
Net assets – Institutional Class	$319,228,896
Shares outstanding – Institutional Class[1]	29,573,992
Net asset value per share – Institutional Class	$10.79

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  17

Statement of operations—year ended September 30, 2020

Investment income
Dividends (net of foreign withholding taxes of $17,481)	$15,080,687
Interest	8,321,930
Income from affiliated securities	57,829

Total investment income	23,460,446

Expenses
Management fee	6,607,685
Administration fees
Class A	1,254,727
Class C	254,795
Administrator Class	10,314
Institutional Class	441,401
Shareholder servicing fees
Class A	1,491,566
Class C	303,145
Administrator Class	19,793
Distribution fee
Class C	909,234
Custody and accounting fees	49,752
Professional fees	47,390
Registration fees	99,407
Shareholder report expenses	103,575
Trustees’ fees and expenses	21,260
Other fees and expenses	40,493

Total expenses	11,654,537
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,131)
Class A	(18,101)
Class C	(217)
Administrator Class	(8)
Institutional Class	(17,879)

Net expenses	11,617,201

Net investment income	11,843,245

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	10,794,062
Affiliated securities	353

Net realized gains on investments	10,794,415
Net change in unrealized gains (losses) on investments	42,479,631

Net realized and unrealized gains (losses) on investments	53,274,046

Net increase in net assets resulting from operations	$65,117,291

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Capital Builder Fund

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$11,843,245		$14,574,587
Net realized gains on investments		10,794,415		53,801,908
Net change in unrealized gains (losses) on investments		42,479,631		(8,891,274)

Net increase in net assets resulting from operations		65,117,291		59,485,221

Distributions to shareholders from net investment income and net realized gains
Class A		(32,619,920)		(36,253,338)
Class C		(5,629,511)		(7,460,798)
Administrator Class		(491,553)		(764,433)
Institutional Class		(20,579,220)		(21,977,654)

Total distributions to shareholders		(59,320,204)		(66,456,223)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,965,389	41,907,199	9,391,056	93,260,195
Class C	2,956,606	30,937,431	4,595,019	46,061,402
Administrator Class	151,606	1,529,330	227,726	2,281,752
Institutional Class	7,957,364	82,460,036	15,448,752	154,786,786

		156,833,996		296,390,135

Reinvestment of distributions
Class A	3,027,088	31,259,543	3,667,392	34,796,863
Class C	523,869	5,421,139	774,676	7,255,587
Administrator Class	47,212	487,564	79,989	758,159
Institutional Class	1,851,509	18,977,296	2,124,090	20,080,474

		56,145,542		62,891,083

Payment for shares redeemed
Class A	(9,176,945)	(93,301,844)	(8,342,798)	(83,876,599)
Class C	(3,315,378)	(33,616,928)	(6,420,901)	(63,323,374)
Administrator Class	(513,380)	(5,090,942)	(671,418)	(7,048,173)
Institutional Class	(14,006,603)	(140,839,941)	(13,982,283)	(140,897,557)

		(272,849,655)		(295,145,703)

Net increase (decrease) in net assets resulting from capital share transactions		(59,870,117)		64,135,515

Total increase (decrease) in net assets		(54,073,030)		57,164,513

Net assets
Beginning of period		1,103,628,938		1,046,464,425

End of period		$1,049,555,908		$1,103,628,938

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.71	$10.88	$10.30	$9.96	$9.12
Net investment income	0.11	0.14	0.10	0.14 [1]	0.17
Net realized and unrealized gains (losses) on investments	0.63	0.37	1.06	1.12	1.71

Total from investment operations	0.74	0.51	1.16	1.26	1.88
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.09)	(0.14)	(0.15)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)

Total distributions to shareholders	(0.57)	(0.68)	(0.58)	(0.92)	(1.04)
Net asset value, end of period	$10.88	$10.71	$10.88	$10.30	$9.96
Total return[2]	7.26%	5.60%	11.72%	13.62%	22.85%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.12%	1.11%	1.12%	1.14%
Net expenses	1.11%	1.12%	1.11%	1.12%	1.14%
Net investment income	1.09%	1.38%	0.96%	1.43%	1.77%
Supplemental data
Portfolio turnover rate	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$601,951	$616,346	$574,760	$551,272	$467,503

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.69	$10.86	$10.28	$9.96	$9.12
Net investment income	0.03	0.06	0.02	0.08	0.10
Net realized and unrealized gains (losses) on investments	0.63	0.37	1.06	1.11	1.72

Total from investment operations	0.66	0.43	1.08	1.19	1.82
Distributions to shareholders from
Net investment income	(0.05)	(0.06)	(0.01)	(0.09)	(0.09)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)

Total distributions to shareholders	(0.49)	(0.60)	(0.50)	(0.87)	(0.98)
Net asset value, end of period	$10.86	$10.69	$10.86	$10.28	$9.96
Total return[1]	6.44%	4.81%	10.88%	12.85%	21.96%
Ratios to average net assets (annualized)
Gross expenses	1.86%	1.87%	1.87%	1.87%	1.89%
Net expenses	1.86%	1.87%	1.87%	1.87%	1.89%
Net investment income	0.34%	0.65%	0.21%	0.65%	1.03%
Supplemental data
Portfolio turnover rate	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$121,947	$118,297	$131,601	$117,346	$67,630

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.72	$10.89	$10.32	$9.97	$9.12
Net investment income	0.12 [1]	0.15 [1]	0.11 [1]	0.16 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.63	0.37	1.06	1.12	1.73

Total from investment operations	0.75	0.52	1.17	1.28	1.91
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.11)	(0.15)	(0.17)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)

Total distributions to shareholders	(0.58)	(0.69)	(0.60)	(0.93)	(1.06)
Net asset value, end of period	$10.89	$10.72	$10.89	$10.32	$9.97
Total return	7.33%	5.67%	11.73%	13.75%	23.14%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.04%	1.03%	1.04%	1.06%
Net expenses	1.03%	1.04%	1.03%	1.04%	1.03%
Net investment income	1.19%	1.47%	1.04%	1.58%	1.89%
Supplemental data
Portfolio turnover rate	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$6,429	$9,708	$13,821	$10,225	$21,398

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified Capital Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.64	$10.81	$10.25	$9.90	$9.07
Net investment income	0.14	0.18	0.14	0.19	0.20
Net realized and unrealized gains (losses) on investments	0.62	0.36	1.05	1.11	1.71

Total from investment operations	0.76	0.54	1.19	1.30	1.91
Distributions to shareholders from
Net investment income	(0.17)	(0.17)	(0.14)	(0.17)	(0.19)
Net realized gains	(0.44)	(0.54)	(0.49)	(0.78)	(0.89)

Total distributions to shareholders	(0.61)	(0.71)	(0.63)	(0.95)	(1.08)
Net asset value, end of period	$10.79	$10.64	$10.81	$10.25	$9.90
Total return	7.48%	5.98%	12.04%	14.11%	23.28%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.79%	0.79%	0.79%	0.81%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.42%	1.73%	1.30%	1.71%	2.14%
Supplemental data
Portfolio turnover rate	44%	61%	31%	54%	73%
Net assets, end of period (000s omitted)	$319,229	$359,278	$326,283	$262,754	$122,769

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Capital Builder Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

24  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $852,307,124 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$237,474,039

Gross unrealized losses	(29,924,542)

Net unrealized gains	$207,549,497

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(87,273)	$87,273

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Diversified Capital Builder Fund  |  25

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$24,493,500	$0	$0	$24,493,500

Consumer discretionary	11,108,400	0	0	11,108,400

Consumer staples	11,717,466	0	0	11,717,466

Health care	322,802,550	0	0	322,802,550

Industrials	92,735,200	0	0	92,735,200

Information technology	344,663,470	0	0	344,663,470

Materials	38,447,190	0	0	38,447,190

Real estate	8,856,600	0	0	8,856,600

Utilities	38,682,500	0	0	38,682,500

Corporate bonds and notes	0	136,512,332	0	136,512,332

Yankee corporate bonds and notes	0	20,537,481	0	20,537,481

Short-term investments

Investment companies	9,299,932	0	0	9,299,932

Total assets	$902,806,808	$157,049,813	$0	$1,059,856,621

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in

26  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements

connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $2 billion	0.550

Next $2 billion	0.525

Next $5 billion	0.490

Over $10 billion	0.480

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.13% for Class A shares, 1.88% for Class C shares, 1.05% for Administrator Class share and 0.78% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to January 31, 2020, the Fund’s expenses were capped at 1.20% for Class A shares, and 1.95% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $63,679 from the sale of Class A shares and $983 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended September 30, 2020.

Wells Fargo Diversified Capital Builder Fund  |  27

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $6,633,750 and $0 in interfund purchases and sales, respectively, during the year ended September 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $463,471,638 and $551,605,173, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$43,596	(43,596)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$16,013,965	$14,455,943

Long-term capital gain	43,306,239	52,000,280

28  |  Wells Fargo Diversified Capital Builder Fund

Notes to financial statements

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$2,235,312	$9,761,299	$207,549,497

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invested a concentration of its portfolio in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Diversified Capital Builder Fund  |  29

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Capital Builder Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

30  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 83.38% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $43,306,239 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $13,758,614 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $5,092,900 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, $2,206,403 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Diversified Capital Builder Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Diversified Capital Builder Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Capital Builder Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Diversified Capital Builder Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Diversified Capital Builder Blended Index, for the one- and five-year periods ended December 31, 2019, and lower than its benchmark index for the three- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Diversified Capital Builder Blended Index, for the five- and ten-year periods ended March 31, 2020, and lower than its benchmark index for the one- and three-year periods ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

36  |  Wells Fargo Diversified Capital Builder Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Diversified Capital Builder Fund  |  37

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

38  |  Wells Fargo Diversified Capital Builder Fund

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.

CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Diversified Capital Builder Fund  |  39

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.

Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

40  |  Wells Fargo Diversified Capital Builder Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00545 11-20

A225/AR225 09-20

Annual Report

September 30, 2020

Wells Fargo

Diversified Income Builder Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semiannual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Income Builder Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Income Builder Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Diversified Income Builder Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Diversified Income Builder Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Diversified Income Builder Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Diversified Income Builder Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Margaret Patel

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKSAX)	4-14-1987	-4.26	5.40	5.98	1.59	6.66	6.61	1.06	0.86

Class C (EKSCX)	2-1-1993	-0.02	5.89	5.82	0.98	5.89	5.82	1.81	1.61

Class R6 (EKSRX)[3]	7-31-2018	–	–	–	2.25	7.12	7.04	0.63	0.43

Administrator Class (EKSDX)	7-30-2010	–	–	–	1.89	6.79	6.79	0.98	0.78

Institutional Class (EKSYX)	1-13-1997	–	–	–	1.98	7.04	7.00	0.73	0.53

Diversified Income Builder Blended Index[4]	–	–	–	–	6.39	8.79	8.29	–	–

ICE BofA U.S. Cash Pay High Yield Index[5]	–	–	–	–	2.35	6.61	6.26	–	–

Russell 1000® Index[6]	–	–	–	–	16.01	14.09	13.76	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.85% for Class A, 1.60% for Class C, 0.42% for Class R6, 0.77% for Administrator Class, and 0.52% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 would be higher.

[4]

Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed 60% of the ICE BofA U.S. Cash Pay High Yield Index, 25% of the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) and 15% of the Bloomberg Barclays U.S. Aggregate Bond Index. Prior to February 1, 2020, the Diversified Income Builder Blended Index was composed 65% of the ICE BofA U.S. Cash Pay High Yield Index, and 35% of the Russell 1000® Index. Prior to January 2, 2018, the Diversified Income Builder Blended Index was composed 75% of the ICE BofA U.S. Cash Pay High Yield Index, and 25% the Russell 1000® Index. You cannot invest directly in an index.

The MSCI ACWI is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The ICE BofA U.S. Cash Pay High Yield Index is an unmanaged market index that provides a broad-based performance measure of the noninvestment grade U.S. domestic bond index. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[6]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, ICE BofA U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

[10]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[11]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

Wells Fargo Diversified Income Builder Fund  |  7

Performance highlights (unaudited)

[12]

The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[13]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8  |  Wells Fargo Diversified Income Builder Fund

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2020.

∎	The Fund’s equity selection in information technology (IT) was the main detractor from performance. An overweight to the energy sector also detracted from performance.

∎	The Fund’s high-yield allocation outperformed the bond index from an underweight to energy companies.

Equity markets posted more-than-decent gains during the 12-month period, despite the sharp sell-off in the first quarter. After a relatively quiet start to the year, mounting fears of the rapid spread of the coronavirus and the economic impact of shutdowns in the U.S. and across the globe sent markets reeling in February and March. In fact, markets experienced their fastest bear market in history. The subsequent recovery, which picked up steam in the second quarter, was just as remarkable. After a miserable first quarter, equity markets posted their strongest second-quarter gains in more than 20 years. During the 12-month period as a whole, U.S. equity markets—as measured by the S&P 500 Index8—rose by 15.15%. International equity returns, meanwhile, were slightly muted. The MSCI ACWI (Net)9—a measure of international developed and emerging market stocks—gained 10.44% during the same period. The MSCI EM Index (Net)10 was up 10.54%.

Longer-duration U.S. government bond prices rose sharply amid a precipitous decline in yields. For the 12-month period, the yield on 30-year U.S. Treasury bonds fell by 0.65%, from 2.11% to 1.46%, while yields on 10-year U.S. Treasury notes fell by 0.98%, from 1.67% to 0.69%. The Bloomberg Barclays U.S. Treasury Index11, a broad measure of U.S. Treasury notes and bonds, gained 8.04% during the 12-month period, while the Bloomberg Barclays 20+ Year U.S. Treasury Index12 returned 16.62%. U.S. high-yield bonds were up 2.33% while high-yield municipal bonds gained 2.60%.

Ten largest holdings (%) as of September 30, 2020[13]

TTM Technologies Incorporated, 5.63%, 10-1-2025	2.83

Koppers Incorporated, 6.00%, 2-15-2025	2.24

Installed Building Company, 5.75%, 2-1-2028	2.15

Iron Mountain Incorporated, 4.88%, 9-15-2027	2.06

Tronox Finance plc, 5.75%, 10-1-2025	1.99

Cheniere Corpus Christi Holdings LLC, 5.13%, 6-30-2027	1.78

HCA Incorporated, 5.38%, 2-1-2025	1.75

Valvoline Incorporated, 4.38%, 8-15-2025	1.73

AMN Healthcare Incorporated, 5.13%, 10-1-2024	1.61

Ball Corporation, 2.88%, 8-15-2030	1.58

Diversification continued to deliver.

In the third quarter of 2020, we removed the master limited partnership (MLP) holdings. Given the reduction in overall number of MLP securities, this asset class has become too concentrated to warrant its continued place in our allocation mix. We also decreased our emerging market equity exposure. Our current allocation helped maintain the portfolio’s overall yield while providing diversification. U.S. high-yield, high-yield municipal, securitized, and contingent convertible bonds all had positive performance for the trailing one-year period. High-yield holdings added to performance as higher-quality companies outperformed the lower-quality firms in the portfolio.

Portfolio composition as of September 30, 2020[14]

Within equities, the global equity allocation detracted from Fund performance due to selection in the poorly performing energy sector. This strategy is also tilted toward value stocks during a period of outperformance for growth stocks. Emerging market holdings also detracted from performance on global trade fears and a stronger dollar.

Looking ahead, the team is cautiously optimistic.

Our macroeconomic outlook is best defined as cautious optimism. There is such a massive amount of uncertainty surrounding the virus, as well as the upcoming U.S. elections, that this view is subject to change, and quickly. On the positive side of the ledger, coordinated global policy action has released trillions of dollars into the market, which is one reason we believe it is unlikely that we will hit the March 2020 market lows again. From an investor psychology aspect, we

Please see footnotes on page 7-8.

Wells Fargo Diversified Income Builder Fund  |  9

Performance highlights (unaudited)

suspect that even if a significant second wave of the coronavirus strikes, the economy now has a path to follow forward and that markets should not behave as negatively as they did in March. However, the “easy money” off the low may have been realized. The upside from here should be limited. We have moved from a “beta-driven” (risk embracing and broadly positive) market recovery to more of a sector- and issuer-driven market. Market participants went from fear of recession to the reality of recession faster than at any other time in history. We find it reasonable to conclude that the recovery should be in proportion to the decline.

We will continue to monitor the situation very carefully and stand ready to adjust exposures as needed.

10  |  Wells Fargo Diversified Income Builder Fund

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,145.35	$4.56	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.30	0.85%

Class C

Actual	$1,000.00	$1,140.51	$8.58	1.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.08	1.60%

Class R6

Actual	$1,000.00	$1,149.89	$2.26	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	$2.13	0.42%

Administrator Class

Actual	$1,000.00	$1,147.59	$4.15	0.77%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.90	0.77%

Institutional Class

Actual	$1,000.00	$1,147.09	$2.80	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64	0.52%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Diversified Income Builder Fund  |  11

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 1.60%
Avis Budget Rental Car Funding Series 2019-2A Class C 144A	4.24%	9-22-2025	$2,000,000	$2,048,978
Chesapeake Funding II LLC Series 2018-1A Class D 144A	3.92	4-15-2030	1,980,000	1,999,498
Hertz Vehicle Financing LLC Series 2019-1A Class B 144A	4.10	3-25-2023	1,380,000	1,372,816
Santander Retail Auto Lease Trust Series 2019-A Class D 144A	3.66	5-20-2024	2,000,000	2,061,244
SoFi Consumer Loan Program Trust Series 2019-2 Class C 144A	3.46	4-25-2028	2,000,000	2,044,294

Total Asset-Backed Securities (Cost $9,388,947)				9,526,830

			Shares
Common Stocks: 20.12%

Communication Services: 1.03%

Diversified Telecommunication Services: 0.22%
Bharti Infratel Limited			23,667	56,366
China Telecom Corporation Limited Class H			264,000	79,318
Hellenic Telecommunications Organization SA			3,922	56,486
PT Telekomunikasi Indonesia Persero Tbk			399,100	68,910
Verizon Communications Incorporated #			17,743	1,055,531

				1,316,611

Entertainment: 0.24%
Netease Incorporated			8,725	156,653
NetEase Incorporated ADR #			1,576	716,560
Nintendo Company Limited			1,000	566,691

				1,439,904

Interactive Media & Services: 0.21%
Alphabet Incorporated Class A †#			539	789,958
Facebook Incorporated Class A †#			1,718	449,944

				1,239,902

Media: 0.07%
Eutelsat Communications SA			44,554	433,941

Wireless Telecommunication Services: 0.29%
Advanced Info Service PCL			8,400	45,208
America Movil SAB de CV ADR			4,495	56,143
China Mobile Limited			106,104	681,111
KDDI Corporation			27,016	679,494
Mobile TeleSystems PJSC ADR			9,438	82,394
MTN Group Limited			15,221	51,069
SK Telecom Company Limited			549	111,601

				1,707,020

Consumer Discretionary: 1.26%

Auto Components: 0.01%
Minth Group Limited			18,000	78,601

Automobiles: 0.05%
Geely Automobile Holdings Limited			47,000	94,283
Hero Motorcorp Limited			1,808	77,172
Kia Motors Corporation			3,686	147,816

				319,271

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Hotels, Restaurants & Leisure: 0.01%
Sands China Limited	12,400	$48,065

Household Durables: 0.26%
Gree Electric Appliances Incorporated	14,400	113,380
Midea Group Company Limited Class A	23,499	251,858
Pulte Group Incorporated #	12,795	592,281
Suofeiya Home Collection Company Limited Class A	17,399	67,633
The Berkeley Group Holdings plc	9,394	512,092

		1,537,244

Internet & Direct Marketing Retail: 0.42%
Alibaba Group Holding Limited ADR †	15,300	561,680
Amazon.com Incorporated †#	330	1,039,081
eBay Incorporated #	13,476	702,100
Naspers Limited	1,075	189,871

		2,492,732

Leisure Products: 0.01%
Giant Manufacturing Company Limited	3,000	28,426

Multiline Retail: 0.14%
Detsky Mir PJSC	37,700	56,908
Target Corporation #	4,911	773,090

		829,998

Specialty Retail: 0.34%
Best Buy Company Incorporated #	6,242	694,672
China Yongda Automobile Service Holding Company	87,000	103,872
Chow Tai Fook Jewellery Company Limited	79,000	103,329
Jarir Marketing Company	1,308	65,483
Petrobras Distribuidora SA	16,700	59,920
The Home Depot Incorporated #	3,633	1,008,920

		2,036,196

Textiles, Apparel & Luxury Goods: 0.02%
Topsports International Holdings Limited 144A	87,000	120,952

Consumer Staples: 0.85%

Beverages: 0.02%
Thai Beverage plc	200,300	89,119

Food & Staples Retailing: 0.28%
Koninklijke Ahold Delhaize NV	22,308	659,378
Magnit PJSC	911	58,203
Walmart de Mexico SAB de CV	28,900	69,154
Walmart Incorporated #	5,964	834,423
Yonghui Superstores Company Limited	45,800	52,814

		1,673,972

Food Products: 0.38%
Inner Mongolia Yili Industrial Group Company Limited Class A	17,800	101,054
Lamb Weston Holdings Incorporated	15,000	994,050
Nestle SA	4,381	521,391
Tingyi Holding Corporation	54,000	95,617
WH Group Limited 144A	677,898	552,966

		2,265,078

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  13

Portfolio of investments—September 30, 2020

	Shares	Value
Household Products: 0.16%
Kimberly-Clark de Mexico SAB de CV Class A	36,177	$57,166
The Procter & Gamble Company #	6,588	915,666

		972,832

Personal Products: 0.01%
Hengan International Group Company Limited	6,600	48,312

Energy: 0.28%

Oil, Gas & Consumable Fuels: 0.28%
Bharat Petroleum Corporation Limited	22,902	109,611
CNOOC Limited	100,000	96,188
ConocoPhillips #	11,034	362,357
Euronav NV	60,693	537,406
Hindustan Petroleum Corporation Limited	33,177	81,213
Lukoil PJSC ADR	821	47,438
NovaTek OAO Sponsored GDR	363	49,689
Valero Energy Corporation #	9,047	391,916

		1,675,818

Financials: 1.84%

Banks: 0.42%
China Construction Bank Class H	326,000	211,826
China Merchants Bank Company Limited H Shares	22,000	104,399
Citigroup Incorporated #	8,440	363,848
Credicorp Limited	369	45,752
ING Groep NV †	65,640	468,464
JPMorgan Chase & Company #	9,509	915,431
KB Financial Group Incorporated	3,292	106,002
National Commercial Bank	5,868	58,290
PKO Bank Polski SA †	12,848	70,515
PT Bank Rakyat Indonesia Tbk	253,800	52,068
Sberbank PJSC ADR	5,134	59,937
Standard Bank Group Limited	9,056	58,165

		2,514,697

Capital Markets: 0.60%
Ares Capital Corporation #	34,572	482,279
Artisan Partners Asset Management Incorporated Class A #	16,777	654,135
B3 Brasil Bolsa Balcao SA	10,000	97,954
Banco BTG Pactual SA	7,701	99,898
Bangkok Commercial Asset Management PCL	70,200	43,865
BlackRock Incorporated #	1,260	710,073
Bursa Malaysia Bhd	28,100	57,443
CITIC Securities Company Limited Class H	59,000	132,699
Hong Kong Exchanges & Clearing Limited	2,600	122,391
Intermediate Capital Group	30,159	463,841
Morgan Stanley #	14,317	692,227

		3,556,805

Consumer Finance: 0.03%
Manappuram Finance Limited	72,886	156,442

Diversified Financial Services: 0.17%
ORIX Corporation	32,000	399,688

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2020

	Shares	Value

Diversified Financial Services (continued)
Plus500 Limited	29,590	$598,139

		997,827

Insurance: 0.45%
China Life Insurance Company Class H	35,000	79,344
Chubb Limited	20,000	2,322,400
Ping An Insurance Group Company Class H	21,900	227,341
Samsung Fire & Marine Insurance	550	85,681

		2,714,766

Mortgage REITs: 0.17%
AGNC Investment Corporation #	37,267	518,384
New Residential Investment Corporation #	59,294	471,387

		989,771

Health Care: 3.47%

Biotechnology: 0.70%
AbbVie Incorporated #	26,900	2,356,171
Alexion Pharmaceuticals Incorporated †	10,000	1,144,300
Amgen Incorporated #	2,603	661,578

		4,162,049

Health Care Equipment & Supplies: 1.40%
Abbott Laboratories	45,000	4,897,350
Becton Dickinson & Company	8,000	1,861,440
Danaher Corporation	7,000	1,507,310
Top Glove Corporation Bhd	32,300	64,762

		8,330,862

Health Care Providers & Services: 0.36%
CVS Health Corporation #	11,833	691,047
McKesson Corporation	5,000	744,650
Sinopharm Group Company Limited Class H	46,000	97,207
UnitedHealth Group Incorporated #	2,027	631,958

		2,164,862

Life Sciences Tools & Services: 0.37%
Thermo Fisher Scientific Incorporated	5,000	2,207,600

Pharmaceuticals: 0.64%
Bristol-Myers Squibb Company #	21,549	1,299,189
GlaxoSmithKline plc	25,266	473,674
Johnson & Johnson #	4,870	725,046
Roche Holding AG	1,904	652,197
Sanofi SA	6,441	645,464

		3,795,570

Industrials: 2.24%

Aerospace & Defense: 0.55%
Curtiss-Wright Corporation	10,000	932,600
Huntington Ingalls Industries Incorporated	8,000	1,126,000
Raytheon Technologies Corporation	21,013	1,209,088

		3,267,688

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  15

Portfolio of investments—September 30, 2020

	Shares	Value
Construction & Engineering: 0.10%
China Communications Services Corporation Limited Class H	76,000	$44,867
Cury Construtora e Incorporadora SA †	52,109	100,211
Obayashi Corporation	50,722	463,056

		608,134

Electrical Equipment: 0.41%
AMETEK Incorporated	15,000	1,491,000
Nari Technology Company Limited	29,700	86,347
Schneider Electric SE	6,679	830,192

		2,407,539

Industrial Conglomerates: 0.14%
Honeywell International Incorporated #	5,077	835,725

Machinery: 0.72%
Cummins Incorporated #	3,454	729,347
IDEX Corporation	9,000	1,641,690
John Bean Technologies Corporation	20,000	1,837,800
Weichai Power Company Limited Class H	50,000	101,173

		4,310,010

Road & Rail: 0.22%
TFI International Incorporated	11,601	485,107
Union Pacific Corporation #	4,059	799,095

		1,284,202

Trading Companies & Distributors: 0.09%
BOC Aviation Limited 144A	12,100	82,910
Brenntag AG	7,171	455,945

		538,855

Transportation Infrastructure: 0.01%
China Merchants Port Holdings Company Limited	74,000	76,016

Information Technology: 5.95%

Electronic Equipment, Instruments & Components: 1.15%
Amphenol Corporation Class A	25,000	2,706,750
Corning Incorporated	80,000	2,592,800
Delta Electronics Incorporated	10,000	65,664
FLIR Systems Incorporated	22,000	788,700
Hon Hai Precision Industry Company Limited	42,600	114,531
Keysight Technologies Incorporated †#	5,757	568,676

		6,837,121

IT Services: 0.68%
Adyen NV 144A†	278	512,766
Infosys Limited ADR	13,955	192,719
Leidos Holdings Incorporated #	36,057	3,214,482
Tech Mahindra Limited	10,424	112,189

		4,032,156

Semiconductors & Semiconductor Equipment: 1.94%
ASE Technology Holding Company Limited	28,000	57,649
ASM Pacific Technology	6,900	70,636

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2020

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
ASML Holding NV	1,961	$724,340
Broadcom Incorporated	10,000	3,643,200
KLA Corporation #	3,577	693,008
Mediatek Incorporated	6,000	127,134
Microchip Technology Incorporated	9,000	924,840
NVIDIA Corporation #	1,005	543,926
QUALCOMM Incorporated #	5,579	656,537
Realtek Semiconductor Corporation	5,000	64,092
SK Hynix Incorporated	1,757	125,947
Taiwan Semiconductor Manufacturing Company Limited	59,000	887,600
Taiwan Semiconductor Manufacturing Company Limited ADR #	9,696	786,055
Texas Instruments Incorporated #	15,615	2,229,666

		11,534,630

Software: 1.48%
Adobe Incorporated †	5,000	2,452,150
Microsoft Corporation #	12,660	2,662,778
SAP SE	3,162	492,381
Synopsys Incorporated †	15,000	3,209,700

		8,817,009

Technology Hardware, Storage & Peripherals: 0.70%
Advantech Company Limited	10,000	101,193
Apple Incorporated #	12,187	1,411,376
Lenovo Group Limited	882,000	583,145
Quanta Computer Incorporated	34,000	89,282
Samsung Electronics Company Limited	10,276	510,143
Samsung Electronics Company Limited GDR 144A	588	745,539
Western Digital Corporation	20,000	731,000

		4,171,678

Materials: 0.83%

Chemicals: 0.26%
Akzo Nobel NV	5,281	533,753
Lomon Billions Group Company Limited	27,500	94,531
LyondellBasell Industries NV Class A #	6,135	432,456
Valvoline Incorporated #	24,028	457,493
Wanhua Chemical Group Company Limited Class A	5,300	54,273

		1,572,506

Construction Materials: 0.07%
China Resources Cement Holdings Limited	320,000	439,920

Metals & Mining: 0.48%
Barrick Gold Corporation	27,832	781,733
Fortescue Metals Group Limited	58,711	689,738
Gold Fields Limited ADR	7,292	89,619
MMC Norilsk Nickel PJSC	315	76,082
Polymetal International plc	4,418	96,265
POSCO	687	115,013
Rio Tinto plc	12,371	744,393
Southern Copper Corporation	1,548	70,078
Vale SA	16,100	169,460

		2,832,381

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  17

Portfolio of investments—September 30, 2020

			Shares	Value
Paper & Forest Products: 0.02%
Nine Dragons Paper Holdings Limited			77,000	$97,215

Real Estate: 0.88%

Equity REITs: 0.73%
Crown Castle International Corporation			20,000	3,330,000
Embassy Office Parks REIT			22,000	107,946
Saul Centers Incorporated			35,000	930,300

				4,368,246

Real Estate Management & Development: 0.15%
China Merchants Shekou Industrial Zone Holdings Company Limited Class A			25,100	56,139
China Resources Land Limited			37,350	170,347
Logan Property Holdings Company Limited			350,442	557,620
Shimao Property Holding Limited			27,500	114,728

				898,834

Utilities: 1.49%

Electric Utilities: 0.41%
American Electric Power Company Incorporated			22,000	1,798,060
Red Eléctrica de Espana SA			34,906	654,674

				2,452,734

Gas Utilities: 0.30%
Atmos Energy Corporation			10,000	955,900
ENN Energy Holdings Limited			10,400	114,122
Kunlun Energy Company Limited			140,000	92,445
Mahanagar Gas Limited			6,911	78,005
National Fuel Gas Company #			13,171	534,611

				1,775,083

Independent Power & Renewable Electricity Producers: 0.18%
Drax Group plc			199,181	683,816
Vistra Energy Corporation			20,000	377,200

				1,061,016

Multi-Utilities: 0.60%
CMS Energy Corporation			30,000	1,842,300
DTE Energy Company			15,000	1,725,600

				3,567,900

Total Common Stocks (Cost $95,955,806)				119,731,843

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 52.31%

Consumer Discretionary: 4.21%

Auto Components: 2.06%
Dana Holding Corporation	5.50%	12-15-2024	$3,925,000	4,003,500
Speedway Motors Incorporated 144A	4.88	11-1-2027	3,000,000	2,879,100
Tenneco Incorporated	5.00	7-15-2026	7,250,000	5,365,000

				12,247,600

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Household Durables: 2.15%
Installed Building Company 144A	5.75%	2-1-2028	$12,140,000	$12,777,350

Consumer Staples: 2.44%

Food Products: 2.44%
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	9,000,000	9,382,500
Post Holdings Incorporated 144A	5.00	8-15-2026	5,000,000	5,125,000

				14,507,500

Energy: 1.78%

Oil, Gas & Consumable Fuels: 1.78%
Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	9,500,000	10,577,344

Financials: 2.06%

Banks: 1.66%
Allied Irish Banks plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +7.34%) ±	7.38	12-29-2049	1,500,000	1,763,177
Citigroup Incorporated (U.S. SOFR +3.23%) ±(s)	4.70	1-30-2025	1,000,000	966,250
Citizens Financial Group (5 Year Treasury Constant Maturity +5.31%) ±(s)	5.65	10-6-2025	2,000,000	2,085,740
Fifth Third Bancorp (5 Year Treasury Constant Maturity +4.22%) ±(s)	4.50	9-30-2025	2,000,000	2,012,500
JPMorgan Chase & Company (U.S. SOFR +3.13%) ±(s)	4.60	2-1-2025	1,000,000	980,000
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ±(s)	4.95	9-1-2025	2,000,000	2,105,000

				9,912,667

Consumer Finance: 0.18%
Discover Financial Services (5 Year Treasury Constant Maturity +5.78%) ±(s)	6.13	6-23-2025	1,000,000	1,057,800

Diversified Financial Services: 0.22%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2030	2,000,000	1,289,723

Health Care: 12.84%

Health Care Equipment & Supplies: 2.25%
Hologic Incorporated 144A	4.38	10-15-2025	7,000,000	7,157,500
Teleflex Incorporated	4.63	11-15-2027	1,984,000	2,088,160
Teleflex Incorporated	4.88	6-1-2026	4,000,000	4,130,000

				13,375,660

Health Care Providers & Services: 6.87%
AMN Healthcare Incorporated 144A	4.63	10-1-2027	1,350,000	1,383,750
AMN Healthcare Incorporated 144A	5.13	10-1-2024	9,335,000	9,556,706
Centene Corporation	3.38	2-15-2030	3,000,000	3,112,500
Centene Corporation	4.63	12-15-2029	7,000,000	7,550,620
Davita Incorporated 144A	4.63	6-1-2030	1,000,000	1,026,400
Emcompass Health Corporation	5.13	3-15-2023	2,000,000	2,010,000
HCA Incorporated	5.38	2-1-2025	9,500,000	10,402,500
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	5,700,000	5,812,803

				40,855,279

Health Care Technology: 0.88%
IQVIA Incorporated 144A	5.00	10-15-2026	5,000,000	5,225,000

Life Sciences Tools & Services: 1.42%
Charles River Laboratories Incorporated 144A	5.50	4-1-2026	5,075,000	5,341,438
Charles River Laboratories Incorporated 144A	4.25	5-1-2028	3,000,000	3,148,470

				8,489,908

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  19

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Pharmaceuticals: 1.42%
Catalent Pharma Solutions Incorporated 144A	4.88%	1-15-2026	$8,300,000	$8,466,000

Industrials: 9.01%

Aerospace & Defense: 1.60%
Moog Incorporated 144A	4.25	12-15-2027	700,000	715,785
TransDigm Group Incorporated	6.38	6-15-2026	8,800,000	8,834,584

				9,550,369

Commercial Services & Supplies: 2.64%
ACCO Brands Corporation 144A	5.25	12-15-2024	5,000,000	5,118,750
Clean Harbors Incorporated 144A	5.13	7-15-2029	2,000,000	2,169,740
Northern Light Health	5.02	7-1-2036	1,000,000	1,062,113
South Nassau Communities Hospital Incorporated	4.65	8-1-2048	2,000,000	2,151,375
Stericycle Incorporated 144A	5.38	7-15-2024	5,000,000	5,192,250

				15,694,228

Construction & Engineering: 0.36%
Aecom Company	5.13	3-15-2027	2,000,000	2,160,240

Electrical Equipment: 0.50%
Resideo Funding Incorporated 144A	6.13	11-1-2026	3,000,000	2,955,000

Machinery: 2.36%
HD Supply Incorporated 144A	5.38	10-15-2026	8,100,000	8,505,000
SPX FLOW Incorporated 144A	5.88	8-15-2026	5,328,000	5,541,120

				14,046,120

Trading Companies & Distributors: 1.55%
WESCO Distribution Incorporated	5.38	6-15-2024	8,974,000	9,209,568

Information Technology: 5.31%

Communications Equipment: 1.05%
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	6,500,000	6,240,000

Electronic Equipment, Instruments & Components: 3.71%
MTS Systems Corporation 144A	5.75	8-15-2027	5,340,000	5,258,298
TTM Technologies Incorporated 144A	5.63	10-1-2025	16,495,000	16,824,900

				22,083,198

Technology Hardware, Storage & Peripherals: 0.55%
Western Digital Corporation	4.75	2-15-2026	3,000,000	3,240,000

Materials: 10.50%

Chemicals: 6.46%
Koppers Incorporated 144A	6.00	2-15-2025	13,150,000	13,330,813
Olin Corporation	5.13	9-15-2027	5,000,000	4,950,000
Olin Corporation	5.50	8-15-2022	5,500,000	5,623,750
Scotts Miracle-Gro Company	5.25	12-15-2026	4,000,000	4,265,000
Valvoline Incorporated	4.38	8-15-2025	10,000,000	10,287,500

				38,457,063

Containers & Packaging: 3.66%
Ball Corporation	2.88	8-15-2030	9,500,000	9,393,125
Ball Corporation	4.00	11-15-2023	1,000,000	1,061,500

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value

Containers & Packaging (continued)
Ball Corporation	5.00%	3-15-2022		$2,500,000	$2,628,125
Berry Global Incorporated	5.13	7-15-2023		1,014,000	1,029,311
Sealed Air Corporation 144A	5.25	4-1-2023		4,650,000	4,905,750
Sealed Air Corporation 144A	5.50	9-15-2025		2,500,000	2,775,000

					21,792,811

Metals & Mining: 0.38%
Commercial Metals Company	4.88	5-15-2023		2,150,000	2,236,000

Real Estate: 3.88%

Equity REITs: 3.88%
Iron Mountain Incorporated 144A	4.88	9-15-2027		12,000,000	12,237,150
Sabra Health Care LP/Sabra Capital Corporation	3.90	10-15-2029		4,175,000	4,064,515
SBA Communications Corporation 144A	3.88	2-15-2027		6,650,000	6,749,750

					23,051,415

Utilities: 0.28%

Electric Utilities: 0.28%
NRG Energy Incorporated 144A	5.25	6-15-2029		1,550,000	1,685,625

Total Corporate Bonds and Notes (Cost $305,980,166)					311,183,468

			Shares

Exchange-Traded Funds: 1.54%
Industrial Select Sector SPDR ETF				118,835	9,147,918

Total Exchange-Traded Funds (Cost $9,271,744)					9,147,918

			Principal
Foreign Corporate Bonds and Notes: 2.30%

Financials: 2.30%

Banks: 2.30%
ABN AMRO Bank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.90%) ±(s)	4.75	9-22-2027	EUR	3,000,000	3,526,143
Banco Santander SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +4.53%) ±(s)	4.38	1-14-2026	EUR	3,000,000	3,174,408
Bankia SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.22%) ±(s)	6.38	9-19-2023	EUR	3,000,000	3,593,008
Cooperatieve Rabobank UA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +6.70%) ±(s)	6.63	6-29-2021	EUR	2,800,000	3,381,345

Total Foreign Corporate Bonds and Notes (Cost $13,242,906)					13,674,904

Municipal Obligations: 3.08%

California: 0.47%

Education Revenue: 0.37%
California School Finance Authority Charter School 144A	4.25	7-1-2025		$935,000	919,002
California School Finance Authority Charter School 144A	5.00	6-15-2031		1,350,000	1,292,774

					2,211,776

Health Revenue: 0.10%
California Municipal Finance Authority Series 2019B 144A	4.25	11-1-2023		610,000	607,719

					2,819,495

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  21

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Colorado: 0.08%

Health Revenue: 0.08%
Denver CO Health & Hospital Authority Series B	5.15%	12-1-2026	$445,000	$479,821

Florida: 0.27%

Education Revenue: 0.27%
Capital Trust Agency Renaissance Charter School Project Series B 144A	5.63	6-15-2023	590,000	591,156
Florida HEFAR Jacksonville University Project Series A2 144A	5.43	6-1-2027	1,000,000	1,008,720

				1,599,876

Georgia: 0.08%

Health Revenue: 0.08%
Cobb County Development Authority Presbyterian Village Austell Project Series 2019B 144A	5.75	12-1-2028	500,000	490,210

Guam: 0.11%

Airport Revenue: 0.11%
Guam Port Authority Series C	3.78	7-1-2021	635,000	641,998

Illinois: 0.53%

Miscellaneous Revenue: 0.53%
Chicago IL Board of Education Taxable Build America Bonds Series E	6.04	12-1-2029	1,255,000	1,294,771
Chicago IL Certificate of Participation River Point Plaza Redevelopment Project Series A 144A	4.84	4-15-2028	1,825,000	1,846,170

				3,140,941

Indiana: 0.08%

Health Revenue: 0.08%
Knox County IN Good Samaritian Hospital Project Industry Economic Development Series B	5.90	4-1-2034	480,000	489,245

Iowa: 0.20%

GO Revenue: 0.20%
Coralville IA Series C	5.00	5-1-2030	1,200,000	1,190,580

Louisiana: 0.17%

Health Revenue: 0.17%
Louisiana Local Government Environmental Facilities and Community Development Authority	5.75	1-1-2029	1,000,000	987,030

New Jersey: 0.37%

Education Revenue: 0.18%
New Jersey Educational Facilities Authority Georgian Court University Series H	4.25	7-1-2028	1,000,000	1,067,540

Utilities Revenue: 0.19%
Newark NJ Redevelopment Area Public Service Electric & Gas Project 144A	4.49	12-1-2047	1,000,000	1,137,430

				2,204,970

New York: 0.23%

Education Revenue: 0.09%
Yonkers Economic Development Corporation Series 2019B	4.50	10-15-2024	545,000	534,607

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Revenue: 0.05%
Jefferson County NY Civic Facility Development Corporation Refunding Bond Series B Samaritan Medical Center Obligated Group	4.25%	11-1-2028	$305,000	$321,064

Utilities Revenue: 0.09%
New York Energy Research & Development Authority Green Bond Series A	4.81	4-1-2034	500,000	521,365

				1,377,036

Oklahoma: 0.10%

Health Revenue: 0.10%
Oklahoma Development Finance Authority	5.45	8-15-2028	500,000	587,745

Tennessee: 0.16%

Tax Revenue: 0.16%
Bristol TN Industrial Development Board The Pinnacle Project Series A 144A	5.13	12-1-2042	1,000,000	944,680

Wisconsin: 0.23%

Education Revenue: 0.23%
PFA Burrell College of Osteopathic Medicine Project 144A	5.13	6-1-2028	1,360,000	1,396,217

Total Municipal Obligations (Cost $17,882,359)				18,349,844

Non-Agency Mortgage-Backed Securities: 1.63%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	1,000,000	995,130
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	415,268	425,039
BCC Funding Corporation Series 2019-1A Class D 144A	3.94	7-20-2027	450,000	454,364
Capital Automotive Real Estate Services Series 1A Class A6 144A	3.81	2-15-2050	500,000	519,415
Citigroup Commercial Mortgage Trust Series 2015-GC27 Class B	3.77	2-10-2048	2,524,616	2,636,477
CLI Funding LLC Series 2019-1A Class A 144A	3.71	5-18-2044	867,579	883,110
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	475,439	472,427
Conn Funding II LP Series A Class A 144A	3.40	10-16-2023	243,498	243,962
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	794,000	820,520
JPMorgan Mortgage Trust Series 2019-2 Class A3 144A±±	4.00	8-25-2049	423,151	435,336
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	980,190	1,010,981
Mosaic Solar Loans LLC Series 2019-2A Class A 144A	2.88	9-20-2040	190,522	201,433
Sequoia Mortgage Trust Series 2018-6 Class A19 144A±±	4.00	7-25-2048	567,244	576,637

Total Non-Agency Mortgage-Backed Securities (Cost $9,471,705)				9,674,831

	Dividend yield		Shares
Preferred Stocks: 0.06%

Energy: 0.01%

Oil, Gas & Consumable Fuels: 0.01%
Petroleo Brasil SP ADR	3.49		7,815	55,018

Financials: 0.02%

Banks: 0.02%
Banco Bradesco SA	11.19		14,854	51,339
Itaúsa Investimentos Itaú SA	7.36		38,600	60,485

				111,824

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  23

Portfolio of investments—September 30, 2020

	Dividend yield		Shares
Diversified Financial Services: 0.00%
Banco BTG Pactual SA	2.49%		1,958	$5,927

Information Technology: 0.03%

Technology Hardware, Storage & Peripherals: 0.03%
Samsung Electronics Company Limited	2.07		4,086	175,865

Total Preferred Stocks (Cost $365,961)				348,634

	Interest rate		Principal
Yankee Corporate Bonds and Notes: 9.97%

Financials: 7.36%

Banks: 4.14%
Barclays plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.84%) ±(s)	7.75	9-15-2023	$2,160,000	2,231,928
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.90%) 144A±	7.88	12-29-2049	1,750,000	1,933,750
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +6.19%) 144A±	8.13	12-29-2049	1,750,000	2,056,250
Danske Bank AS (7 Year Treasury Constant Maturity +4.13%) ±(s)	7.00	6-26-2025	2,300,000	2,478,250
HSBC Holdings plc (USD ICE Swap Rate 11:00am NY 5 Y +4.37%) ±	6.38	12-29-2049	2,000,000	2,093,370
ING Groep NV (USD ICE Swap Rate 11:00am NY 5 Y +4.20%) ±(s)	6.75	4-16-2024	3,800,000	4,018,500
Lloyds Banking Group plc (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.76%) ±(s)	7.50	6-27-2024	3,665,000	3,843,669
Skandinaviska Enskilda Banken AB (5 Year Treasury Constant Maturity +3.46%) ±(s)	5.13	5-13-2025	2,000,000	2,032,500
Societe Generale SA (USD ICE Swap Rate 11:00am NY 5 Y +5.87%) 144A±(s)	8.00	9-29-2025	3,535,000	3,945,944

				24,634,161

Capital Markets: 0.61%
Credit Suisse Group AG (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +4.60%) 144A±	7.50	12-29-2049	2,395,000	2,610,550
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144A±(s)	5.25	2-11-2027	1,000,000	1,002,000

				3,612,550

Diversified Financial Services: 2.61%
Tronox Finance plc 144A	5.75	10-1-2025	12,000,000	11,820,000
UBS Group Funding Switzerland AG (USD Swap Semi Annual (vs. 6 Month LIBOR) 5 Year +4.87%) ±(s)	7.00	2-19-2025	3,330,000	3,700,463

				15,520,463

Health Care: 1.08%

Pharmaceuticals: 1.08%
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	6,550,000	6,453,453

Industrials: 0.68%

Electrical Equipment: 0.68%
Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	4,068,750

Information Technology: 0.68%

Technology Hardware, Storage & Peripherals: 0.68%
Seagate HDD 144A	4.09	6-1-2029	1,908,000	2,062,194
Seagate HDD	4.88	6-1-2027	1,761,000	1,971,763

				4,033,957

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Diversified Income Builder Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Materials: 0.17%

Chemicals: 0.17%
Methanex Corporation	5.13%	10-15-2027	$1,000,000	$995,000

Total Yankee Corporate Bonds and Notes (Cost $57,132,751)				59,318,334

	Yield		Shares
Short-Term Investments: 4.11%

Investment Companies: 4.11%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.05		24,438,752	24,438,752

Total Short-Term Investments (Cost $24,438,752)				24,438,752

Total investments in securities (Cost $543,131,097)	96.72%	575,395,358

Other assets and liabilities, net	3.28	19,519,326

Total net assets	100.00%	$594,914,684

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

†	Non-income-earning security

±	Variable rate investment. The rate shown is the rate in effect at period end.

(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.

¤	The security is issued in zero coupon form with no periodic interest payments.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

EUR	Euro

GDR	Global depositary receipt

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

LIBOR	London Interbank Offered Rate

PFA	Public Finance Authority

REIT	Real estate investment trust

SOFR	Secured Overnight Financing Rate

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	152	12-14-2020	$18,155,187	$18,026,250	$0	$(128,937)

NASDAQ 100 E-Mini Index	56	12-18-2020	12,374,786	12,776,120	401,334	0

Short

Nikkei 225 Index CME	(111)	12-10-2020	(12,772,885)	(12,934,275)	0	(161,390)

US Ultra Bond CBT	(111)	12-21-2020	(24,348,827)	(24,621,188)	0	(272,361)

					$401,334	$(562,688)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  25

Portfolio of investments—September 30, 2020

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

11,884,430 USD	10,000,000 EUR	Citibank	12-31-2020	$133,832	$0

Written Options

Description	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Call
iShares MSCI EAFE ETF	(565)	$(3,757,250)	$66.50	10-2-2020	$(1,695)
iShares MSCI Emerging Markets ETF	(374)	(1,739,100)	46.50	10-2-2020	(748)
iShares MSCI Emerging Markets ETF	(1,105)	(5,248,750)	47.50	10-2-2020	(1,105)
NASDAQ 100 Stock Index	(4)	(4,990,000)	12,475.00	10-2-2020	(800)
Russell 2000 Index	(1)	(159,500)	1,595.00	10-2-2020	(55)
iShares MSCI EAFE ETF	(291)	(1,935,150)	66.50	10-9-2020	(1,601)
iShares MSCI Emerging Markets ETF	(682)	(3,069,000)	45.00	10-9-2020	(13,640)
S&P 500 Index	(15)	(5,535,000)	3,690.00	10-9-2020	(488)
S&P 500 Index	(9)	(3,105,000)	3,450.00	10-9-2020	(9,945)
Dow Jones Industrial Average	(65)	(1,852,500)	285.00	10-16-2020	(10,368)
iShares MSCI EAFE ETF	(491)	(3,289,700)	67.00	10-16-2020	(4,910)
iShares MSCI Emerging Markets ETF	(915)	(4,209,000)	46.00	10-16-2020	(9,150)
NASDAQ 100 Stock Index	(1)	(1,155,000)	11,550.00	10-16-2020	(17,675)
S&P 500 Index	(15)	(5,422,500)	3,615.00	10-16-2020	(3,713)
S&P 500 Index	(8)	(2,724,000)	3,405.00	10-16-2020	(29,000)
iShares MSCI EAFE ETF	(374)	(2,412,300	64.50	10-23-2020	(33,099)
iShares MSCI Emerging Markets ETF	(1,635)	(7,357,500)	45.00	10-23-2020	(85,835)
NASDAQ 100 Stock Index	(1)	(1,177,500)	11,775.00	10-23-2020	(15,260)
S&P 500 Index	(1)	(359,000)	3,590.00	10-23-2020	(590)
S&P 500 Index	(13)	(4,394,000)	3,380.00	10-23-2020	(76,700)

					$(316,377)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Shares proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$19,875,845	$242,730,888	$(238,167,981)	$0	$0	$234,742	$24,438,752	4.11%

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Diversified Income Builder Fund

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $518,692,345)	$550,956,606
Investments in affiliated securities, at value (cost $24,438,752)	24,438,752
Cash	13,824
Cash segregated at broker for futures contracts	2,760,534
Cash segregated at broker for forward foreign currency contracts	910,000
Receivable for investments sold	10,614,086
Receivable for Fund shares sold	322,814
Receivable for dividends and interest	5,694,554
Unrealized gains on forward foreign currency contracts	133,832
Receivable for daily variation margin on open futures contracts	439,389
Receivable for securities lending income, net	287
Prepaid expenses and other assets	273,796

Total assets	596,558,474

Liabilities
Payable for investments purchased	9,301
Payable for Fund shares redeemed	966,026
Overdraft due to custodian bank, foreign currency, at value (cost $104,636)	104,657
Written options, at value (premiums received $461,841)	316,377
Management fee payable	86,507
Administration fees payable	86,053
Distribution fee payable	72,165
Trustees’ fees and expenses payable	2,704

Total liabilities	1,643,790

Total net assets	$594,914,684

Net assets consist of
Paid-in capital	$612,403,270
Total distributable loss	(17,488,586)

Total net assets	$594,914,684

Computation of net asset value and offering price per share
Net assets – Class A	$213,550,678
Shares outstanding – Class A1	35,879,888
Net asset value per share – Class A	$5.95
Maximum offering price per share – Class A2	$6.31
Net assets – Class C	$115,928,689
Shares outstanding – Class C1	19,427,438
Net asset value per share – Class C	$5.97
Net assets – Class R6	$2,604,634
Shares outstanding – Class R6[1]	448,525
Net asset value per share – Class R6	$5.81
Net assets – Administrator Class	$7,867,581
Shares outstanding – Administrator Class[1]	1,354,906
Net asset value per share – Administrator Class	$5.81
Net assets – Institutional Class	$254,963,102
Shares outstanding – Institutional Class[1]	43,954,196
Net asset value per share – Institutional Class	$5.80

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  27

Statement of operations—year ended September 30, 2020

Investment income
Interest	$22,537,297
Dividends (net of foreign withholding taxes of $206,839)	6,373,071
Income from affiliated securities	234,742

Total investment income	29,145,110

Expenses
Management fee	3,642,901
Administration fees
Class A	495,491
Class C	274,841
Class R6	566
Administrator Class	12,666
Institutional Class	379,106
Shareholder servicing fees
Class A	589,129
Class C	326,830
Administrator Class	24,326
Distribution fee
Class C	980,500
Custody and accounting fees	108,169
Professional fees	65,006
Registration fees	100,349
Shareholder report expenses	100,635
Trustees’ fees and expenses	21,260
Interest expense	259
Other fees and expenses	48,544

Total expenses	7,170,578
Less: Fee waivers and/or expense reimbursements
Fund-level	(1,472,103)
Class A	(6,960)
Class C	(17)

Net expenses	5,691,498

Net investment income	23,453,612

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(27,825,844)
Futures contracts	928,543
Forward foreign currency contracts	(958,736)
Written options	1,421,587

Net realized losses on investments	(26,434,450)

Net change in unrealized gains (losses) on
Unaffiliated securities	3,443,013
Futures contracts	(260,045)
Forward foreign currency contracts	(279,152)
Written options	145,464

Net change in unrealized gains (losses) on investments	3,049,280

Net realized and unrealized gains (losses) on investments	(23,385,170)

Net increase in net assets resulting from operations	$68,442

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Diversified Income Builder Fund

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$23,453,612		$25,931,305
Net realized losses on investments		(26,434,450)		(23,328,410)
Net change in unrealized gains (losses) on investments		3,049,280		22,911,044

Net increase in net assets resulting from operations		68,442		25,513,939

Distributions to shareholders from net investment income and net realized gains
Class A		(7,974,881)		(19,291,628)
Class C		(3,442,983)		(11,757,683)
Class R6		(73,583)		(2,192)
Administrator Class		(348,382)		(2,015,528)
Institutional Class		(11,069,027)		(26,837,985)

Total distributions to shareholders		(22,908,856)		(59,905,016)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	8,052,563	48,385,274	15,741,839	94,086,277
Class C	3,953,049	23,706,227	6,522,568	38,947,259
Class R6	841,991	4,847,478	0	0
Administrator Class	355,491	2,049,792	729,093	4,244,341
Institutional Class	14,351,208	83,589,460	22,831,336	132,583,652

		162,578,231		269,861,529

Reinvestment of distributions
Class A	1,272,184	7,483,676	3,135,334	18,209,570
Class C	528,297	3,114,940	1,853,575	10,728,732
Class R6	12,784	72,670	0	0
Administrator Class	51,332	294,574	322,489	1,815,085
Institutional Class	1,568,325	8,983,878	3,849,831	21,832,218

		19,949,738		52,585,605

Payment for shares redeemed
Class A	(14,997,369)	(86,951,189)	(13,852,338)	(82,279,885)
Class C	(8,233,132)	(47,960,287)	(11,490,423)	(68,292,199)
Class R6	(410,302)	(2,237,315)	0	0
Administrator Class	(1,068,453)	(6,052,620)	(4,353,482)	(24,635,205)
Institutional Class	(24,780,617)	(137,999,151)	(28,099,288)	(162,899,174)

		(281,200,562)		(338,106,463)

Net decrease in net assets resulting from capital share transactions		(98,672,593)		(15,659,329)

Total decrease in net assets		(121,513,007)		(50,050,406)

Net assets
Beginning of period		716,427,691		766,478,097

End of period		$594,914,684		$716,427,691

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  29

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$6.06	$6.33	$6.42	$6.13	$5.71
Net investment income	0.21	0.22	0.21	0.20	0.20
Net realized and unrealized gains (losses) on investments	(0.12)	0.02	(0.01)	0.35	0.64

Total from investment operations	0.09	0.24	0.20	0.55	0.84
Distributions to shareholders from
Net investment income	(0.20)	(0.23)	(0.19)	(0.22)	(0.21)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)

Total distributions to shareholders	(0.20)	(0.51)	(0.29)	(0.26)	(0.42)
Net asset value, end of period	$5.95	$6.06	$6.33	$6.42	$6.13
Total return[1]	1.59%	4.51%	3.23%	9.16%	15.39%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.05%	1.04%	1.05%	1.08%
Net expenses	0.85%	0.85%	0.90%	1.05%	1.08%
Net investment income	3.50%	3.75%	3.34%	3.29%	3.55%
Supplemental data
Portfolio turnover rate	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$213,551	$251,673	$231,176	$220,977	$154,496

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$6.07	$6.34	$6.44	$6.14	$5.72
Net investment income	0.17	0.18	0.17	0.16	0.16 [1]
Net realized and unrealized gains (losses) on investments	(0.11)	0.02	(0.02)	0.35	0.63

Total from investment operations	0.06	0.20	0.15	0.51	0.79
Distributions to shareholders from
Net investment income	(0.16)	(0.19)	(0.15)	(0.17)	(0.16)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)

Total distributions to shareholders	(0.16)	(0.47)	(0.25)	(0.21)	(0.37)
Net asset value, end of period	$5.97	$6.07	$6.34	$6.44	$6.14
Total return[2]	0.98%	3.71%	2.32%	8.51%	14.51%
Ratios to average net assets (annualized)
Gross expenses	1.82%	1.80%	1.79%	1.80%	1.83%
Net expenses	1.60%	1.60%	1.65%	1.80%	1.83%
Net investment income	2.75%	2.99%	2.59%	2.54%	2.80%
Supplemental data
Portfolio turnover rate	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$115,929	$140,722	$166,750	$165,513	$129,856

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  31

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2020	2019	2018[1]
Net asset value, beginning of period	$5.91	$6.18	$6.17
Net investment income	0.22	0.24 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(0.09)	0.03	0.02

Total from investment operations	0.13	0.27	0.04
Distributions to shareholders from
Net investment income	(0.23)	(0.26)	(0.03)
Net realized gains	0.00	(0.28)	0.00

Total distributions to shareholders	(0.23)	(0.54)	(0.03)
Net asset value, end of period	$5.81	$5.91	$6.18
Total return[3]	2.25%	5.07%	0.71%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.61%	0.64%
Net expenses	0.42%	0.42%	0.41%
Net investment income	3.89%	4.17%	2.31%
Supplemental data
Portfolio turnover rate	39%	43%	50%
Net assets, end of period (000s omitted)	$2,605	$24	$25

[1]	For the period from July 31, 2018 (commencement of class operations) to September 30, 2018

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Diversified Income Builder Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.91	$6.19	$6.29	$6.00	$5.60
Net investment income	0.21 [1]	0.22 [1]	0.21 [1]	0.21 [1]	0.21 [1]
Net realized and unrealized gains (losses) on investments	(0.10)	0.02	(0.01)	0.34	0.61

Total from investment operations	0.11	0.24	0.20	0.55	0.82
Distributions to shareholders from
Net investment income	(0.21)	(0.24)	(0.20)	(0.22)	(0.21)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)

Total distributions to shareholders	(0.21)	(0.52)	(0.30)	(0.26)	(0.42)
Net asset value, end of period	$5.81	$5.91	$6.19	$6.29	$6.00
Total return	1.89%	4.52%	3.21%	9.45%	15.45%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.97%	0.96%	0.97%	1.00%
Net expenses	0.77%	0.77%	0.81%	0.90%	0.90%
Net investment income	3.57%	3.77%	3.40%	3.51%	3.72%
Supplemental data
Portfolio turnover rate	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$7,868	$11,916	$32,938	$41,975	$70,051

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Income Builder Fund  |  33

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.91	$6.19	$6.28	$6.00	$5.59
Net investment income	0.22 [1]	0.24	0.23	0.24	0.23
Net realized and unrealized gains (losses) on investments	(0.11)	0.01	(0.01)	0.31	0.61

Total from investment operations	0.11	0.25	0.22	0.55	0.84
Distributions to shareholders from
Net investment income	(0.22)	(0.25)	(0.21)	(0.23)	(0.22)
Net realized gains	0.00	(0.28)	(0.10)	(0.04)	(0.21)

Total distributions to shareholders	(0.22)	(0.53)	(0.31)	(0.27)	(0.43)
Net asset value, end of period	$5.80	$5.91	$6.19	$6.28	$6.00
Total return	1.98%	4.80%	3.62%	9.49%	15.88%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.72%	0.71%	0.72%	0.75%
Net expenses	0.52%	0.52%	0.57%	0.71%	0.71%
Net investment income	3.83%	4.07%	3.67%	3.60%	3.92%
Supplemental data
Portfolio turnover rate	39%	43%	50%	29%	38%
Net assets, end of period (000s omitted)	$254,963	$312,093	$335,589	$315,413	$124,116

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities, options, and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

Wells Fargo Diversified Income Builder Fund  |  35

Notes to financial statements

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates and is subject to interest rate risk, equity price risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Options

The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

36  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $545,338,539 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$39,636,039

Gross unrealized losses	(9,461,278)

Net unrealized gains	$30,174,761

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(139,502)	$139,502

As of September 30, 2020, the Fund had capital loss carryforwards which consist of $20,392,779 in short-term capital losses and $29,814,193 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the

Wells Fargo Diversified Income Builder Fund  |  37

Notes to financial statements

highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets

Investments in:

Asset-backed securities	$0	$9,526,830	$0	$9,526,830

Common stocks

Communication services	3,150,530	2,986,848	0	6,137,378

Consumer discretionary	4,870,064	2,621,421	0	7,491,485

Consumer staples	2,870,459	2,178,854	0	5,049,313

Energy	754,273	921,545	0	1,675,818

Financials	7,417,633	3,512,675	0	10,930,308

Health care	18,727,639	1,933,304	0	20,660,943

Industrials	11,187,663	2,140,506	0	13,328,169

Information technology	30,008,363	5,384,231	0	35,392,594

Materials	2,000,839	2,941,183	0	4,942,022

Real estate	4,260,300	1,006,780	0	5,267,080

Utilities	7,233,671	1,623,062	0	8,856,733

Corporate bonds and notes	0	311,183,468	0	311,183,468

Exchange-traded funds	9,147,918	0	0	9,147,918

Foreign corporate bonds and notes	0	13,674,904	0	13,674,904

Municipal obligations	0	18,349,844	0	18,349,844

Non-agency mortgage-backed securities	0	9,674,831	0	9,674,831

Preferred stocks

Energy	55,018	0	0	55,018

Financials	117,751	0	0	117,751

Information technology	0	175,865	0	175,865

Yankee corporate bonds and notes	0	59,318,334	0	59,318,334

Short-term investments

Investment companies	24,438,752	0	0	24,438,752

	126,240,873	449,154,485	0	575,395,358
Futures contracts	401,334	0	0	401,334

Forward foreign currency contracts	0	133,832	0	133,832

Total assets	$126,642,207	$449,288,317	$0	$575,930,524

Liabilities
Futures contracts	$562,688	$0	$0	$562,688

Written options	0	316,377	0	316,377

Total liabilities	$562,688	$316,377	$0	$879,065

38  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts and forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended September 30, 2020, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.550%

Next $500 million	0.525

Next $2 billion	0.500

Next $2 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class A shares, 1.60% for

Wells Fargo Diversified Income Builder Fund  |  39

Notes to financial statements

Class C shares, 0.42% for Class R6 shares, 0.77% for Administrator Class shares, and 0.52% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $36,797 from the sale of Class A shares and $497 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $7,343,750 and $0 in interfund purchases and sales, respectively, during the year ended September 30, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2020 were $248,095,761 and $343,245,884, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2020, the Fund entered into futures contracts, forward foreign currency contracts, and written options for economic hedging purposes.

The volume of the Fund’s futures contracts, forward foreign currency contracts, and written options during the year ended September 30, 2020 was as follows:

Options

Average number of contracts written	4,350
Futures contracts

Average notional balance on long futures	$44,932,894

Average notional balance on short futures	39,177,231
Forward foreign currency contracts

Average contract amounts to buy	$6,765,653

Average contract amounts to sell	29,595,343

40  |  Wells Fargo Diversified Income Builder Fund

Notes to financial statements

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$0	*	Unrealized losses on futures contracts	$272,361	*

Equity risk	Unrealized gains on futures contracts	$401,334	*	Unrealized losses on futures contracts	$161,390	*

Foreign currency risk	Unrealized gains on futures contracts	0	*	Unrealized losses on futures contracts	128,937	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	133,832		Unrealized losses on forward foreign currency contracts	0

Equity risk				Written options, at value	316,377

		$535,166			$879,065

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of September 30, 2020 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2020 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Written options	Total

Interest rate risk	$(590,263)	$0	$0	$(590,263)

Equity risk	4,454,640	0	1,421,587	5,876,227

Foreign currency risk	(2,935,834)	(958,736)	0	(3,894,570)

	$928,543	$(958,736)	$1,421,587	$1,391,394

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Written options	Total

Interest rate risk	$223,913	$0	$0	$223,913

Equity risk	112,515	0	145,464	257,979

Foreign currency risk	(596,473)	(279,152)	0	(875,625)

	$(260,045)	$(279,152)	$145,464	$(393,733)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities

Wells Fargo Diversified Income Builder Fund  |  41

Notes to financial statements

in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received[1]	Net amount of assets

Citibank	$133,832	$0	$(133,832)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended September 30, 2020, the Fund had average borrowings outstanding of $15,988 at an average rate of 1.62% and paid interest in the amount of $259.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 were as follows:

	Year ended September 30

	2020	2019

Ordinary income	$22,908,856	$33,578,334

Long-term capital gain	0	26,326,682

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$2,550,740	$30,175,084	$(50,206,972)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

42  |  Wells Fargo Diversified Income Builder Fund

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Income Builder Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

Wells Fargo Diversified Income Builder Fund  |  43

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.38% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $3,571,851 of income dividends paid during the fiscal year ended September 30, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2020, $15,521,813 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

44  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Diversified Income Builder Fund  |  45

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

46  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Diversified Income Builder Fund  |  47

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Income Builder Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

48  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one- and three-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Diversified Income Builder Blended Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Diversified Income Builder Blended Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Diversified Income Builder Fund  |  49

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

50  |  Wells Fargo Diversified Income Builder Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Diversified Income Builder Fund  |  51

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

52  |  Wells Fargo Diversified Income Builder Fund

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo Diversified Income Builder Fund  |  53

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00547 11-20

A226/AR226 09-20

Annual Report

September 30, 2020

Wells Fargo Income Plus Fund

(formerly Wells Fargo Strategic Income Fund)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Income Plus Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Income Plus Fund for the 12-month period that ended September 30, 2020. Effective August 3, 2020, the Fund changed its name from the Wells Fargo Strategic Income Fund to the Wells Fargo Income Plus Fund.

Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Income Plus Fund

Letter to shareholders (unaudited)

confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials

“The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Income Plus Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible

4  |  Wells Fargo Income Plus Fund

Letter to shareholders (unaudited)

vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

At a meeting held on August 10-12, 2020, the Board of Trustees of the Fund approved a change to the Fund’s automatic conversion feature for Class C shares in order to shorten the required holding period from 10 to 8 years. As a result, on a monthly basis beginning November 5, 2020, Class C shares will convert automatically into Class A shares 8 years after the initial date of purchase or, if you acquired your Class C shares through an exchange or conversion from another share class, 8 years after the date you acquired your Class C shares. When Class C shares that you acquired through a purchase or exchange convert, any other Class C shares that you purchased with reinvested dividends and distributions also will convert into Class A shares on a pro rata basis.

Please note that a shorter holding period may apply depending on your intermediary. Please see “Appendix A—Sales Charge Reductions and Waivers for Certain Intermediaries” in the Fund’s prospectus for further information.

Wells Fargo Income Plus Fund  |  5

Letter to shareholders (unaudited)

Notice to Shareholders

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

6  |  Wells Fargo Income Plus Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher Kauffman, CFA®‡†

Jay Mueller, CFA®‡†

Janet Rilling, CFA®‡†

Michael Schueller, CFA®‡†

Noah Wise, CFA®‡

Average annual total returns (%) as of September 30, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception		Gross	Net[2]

Class A (WSIAX)	1-31-2013	0.37	3.37	1.89	4.60	4.22	2.44		1.10	0.92

Class C (WSICX)	1-31-2013	3.45	3.59	1.77	4.45	3.59	1.77		1.85	1.67

Administrator Class (WSIDX)	1-31-2013	–	–	–	4.72	4.33	2.57		1.04	0.77

Institutional Class (WSINX)	1-31-2013	–	–	–	4.96	4.55	2.76		0.77	0.62

Bloomberg Barclays U.S. Aggregate Bond Index[3]	–	–	–	–	6.98	4.18	3.46	*	–	–

Bloomberg Barclays U.S. Universal Bond Index[4]	–	–	–	–	6.68	4.49	3.65	*	–	–

ICE BofA 3-Month LIBOR Constant Maturity Index[5]	–	–	–	–	1.57	1.50	1.07	*	–	–

*	Return is based on inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment- grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

8  |  Wells Fargo Income Plus Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of September 30, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

†	Mr. Kauffman, Mr. Mueller, Miss Rilling, and Mr. Schueller became portfolio managers of the Fund on August 3, 2020.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index. Effective August 17, 2020, the Fund replaced its performance benchmarks, the Bloomberg Barclays U.S. Universal Bond Index and the ICE BofA 3-Month LIBOR Constant Maturity Index, with the Bloomberg Barclays U.S. Aggregate Bond Index in order to better match the Fund’s investment strategy.

[4]

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[5]

The ICE BofA 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current-day closing three-month LIBOR) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[6]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Universal Bond Index, and the ICE BofA 3-Month LIBOR Constant Maturity Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Income Plus Fund  |  9

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Effective August 3, 2020, Wells Fargo Strategic Income Fund was renamed the Wells Fargo Income Plus Fund. Four previous portfolio managers were removed from the Fund and four were added: Janet Rilling, CFA; Jay Mueller, CFA; Christopher Kauffman, CFA; and Michael Schueller, CFA. Noah Wise, CFA, remains as a lead manager on the Fund, maintaining his role leading asset allocation and in global credit selection. The Fund’s official benchmark also changed from the Bloomberg Barclays U.S. Universal Bond Index and the ICE BofA 3-Month LIBOR Constant Maturity Index to the Bloomberg Barclays U.S. Aggregate Bond Index on August 17, 2020.

Fund highlights

∎	The Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index for the 12-month period that ended September 30, 2020.

∎

The Fund’s shorter duration posture compared with the Bloomberg Barclays U.S. Universal Bond Index detracted from performance, while the longer duration position relative to the ICE BofA 3-Month LIBOR Constant Maturity Index contributed to performance.

∎

The Fund’s underweight to U.S. Treasuries was the biggest detractor relative to broad-based Bloomberg benchmarks, while a market value overweight to credit contributed. Holdings in European investment-grade and high-yield corporate bonds, asset-backed securities (ABS), collateralized loan obligations (CLOs), and emerging market bonds detracted slightly from benchmark-relative performance. However, most posted positive returns, contributing to outperformance versus the 3-Month LIBOR Index. U.S. high-yield bonds tended to underperform similar-duration Treasuries during the period and, despite posting positive returns, detracted from performance relative to the Bloomberg Barclays U.S. Universal Bond Index.

The coronavirus made a significant impact.

After years of steady expansion, the U.S. economy received a traumatic shock in 2020 with the arrival of the coronavirus. Public reaction and government-ordered lockdowns resulted in a collapse in economic activity, with the second quarter of 2020 recording a nearly 10% drop in gross domestic product. Unemployment swiftly soared to double digits. Most areas of consumption declined precipitously. Travel and leisure services bore the brunt of the disruption. Spurred by a negative demand shock, prices for many goods declined during the March–April period, pushing most inflation indicators substantially lower.

The Federal Reserve responded to the pandemic with a dramatic easing of monetary policy, setting overnight rate targets to near zero, as well as purchasing bonds for its own account. A host of credit support measures were put in place to improve the functioning of teetering financial markets. In their actions and rhetoric, the monetary authorities made it clear that an aggressive posture to support the economic and financial markets would be in place as long as needed.

Ten largest holdings (%) as of September 30, 2020[7]

Xtrackers USD High Yield Corporate Bond ETF	3.21

U.S. Treasury Note, 0.50%, 6-3-2027	2.51

VanEck Vectors J. P. Morgan EM Local Currency Bond ETF	1.82

Longtrain Leasing III LLC Series 2015-1A Class A2, 4.06%, 1-15-2045	1.06

GS Mortgage Security Trust Series 2014-GC22 Class AS, 4.11%, 6-10-2047	1.04

Transatlantic Holdings Incorporated, 8.00%, 11-30-2039	1.03

Hertz Fleet Lease Funding LP Series 2019-1 Class E, 4.62%, 1-10-2033	1.03

Verus Securitization Trust Series 2019-3 Class A2, 2.94%, 7-25-2059	0.99

Ellington Financial Mortgage Trust Series 2019-1 Class M1, 3.59%, 6-25-2059	0.99

GS Mortgage Security Trust Series 2018-LUAU Class B, 1.55%, 11-15-2032	0.97

Fiscal policy also responded swiftly to the pandemic in the form of relief payments to the general public as well as extended unemployment benefits. These measures more than offset the loss of income associated with unemployment increases and other wage losses for many people.

Economic activity bottomed in late April, and by the end of May both consumption and employment were turning around. Substantial job gains occurred while claims for unemployment insurance began to subside. Prices generally stabilized, with oil rallying from distressed levels and core inflation measures rebounding from their crisis lows. Stock indices hit new all-time highs over the course of the summer, while Treasury yields remained extremely low. Credit spreads, which widened sharply in the March–April period, narrowed substantially in the ensuing few months.

Please see footnotes on page 9.

10  |  Wells Fargo Income Plus Fund

Performance highlights (unaudited)

The Fund increased its overall allocation to high-yield sectors, including U.S. and European corporate bonds, and made reductions to investment-grade securitized sectors, including mortgages, CLOs, ABS, and commercial mortgage-backed securities.

Most of the additions came during the volatility experienced at the beginning of 2020 following coronavirus-related market disruptions and tended to focus on sectors not directly exposed to continuing business risk associated with the coronavirus. We added marginally to European high-yield securities and reduced investment-grade securitized sectors. We maintain a meaningful allocation to high-yield securities in general and have added credit opportunistically in the new issue investment-grade market, which has provided attractive entry points due to new issue concessions.

Portfolio composition as of September 30, 2020[8]

As the period came to a close, generally speaking, relative value had deteriorated in emerging market credit as credit fundamentals continued to deteriorate. We continue to favor an allocation to U.S. credit, both investment grade and high yield, due to somewhat attractive valuations and the positive technical backdrop that has been historically supportive of the asset class. The current desire for U.S. high-yield exposure is more modest than when spreads were wider earlier in 2020. The lack of appetite for another widespread shutdown likely limits the degree of potential credit spread widening, and the market will likely look past deteriorating credit metrics and toward a recovery next year amid global policy support.

Recovery and uncertainty.

The outlook holds considerable uncertainty, as the ultimate resolution of the coronavirus pandemic remains unknown. Consumer behavior is likely to have been altered by the crisis, though lower consumption in some areas, such as travel and leisure, could well be offset by higher spending on housing, in-home entertainment, and the like. The upcoming U.S. elections present an additional source of uncertainty, with the potential for meaningful swings in tax, spending, and regulatory policies. Bearing in mind the higher-than-normal degree of uncertainty, we expect the present recovery to continue, albeit at a gradually declining pace, as pent-up demand is sated and lingering damage from the pandemic proves difficult to heal. We believe it could take a year or longer to make up for all the shortfall.

We will implement our time-tested process and philosophy to attempt to capitalize on market dislocations. We maintain liquidity and dry powder, giving us ample flexibility to selectively add risk within the portfolio. In March and April 2020, we exploited market volatility through a number of tactical trades in sectors with significant dislocations, including an increase in high-yield exposure early in the quarter. Within emerging markets, we added modest exposure in longer-maturity credits that brought new issues at attractive discounts. While we continue to see value in certain pockets of risk markets, the quick rebound in spreads following dislocations in March, and the unknown pace of coronavirus-related economic disruptions, we continue to believe that security selection within asset classes, as well as a well-thought-out asset allocation, will be critical to portfolio management.

Please see footnotes on page 9.

Wells Fargo Income Plus Fund  |  11

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Consolidated expenses paid during the period[1]	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,123.56	$4.78	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.55	0.90%

Class C

Actual	$1,000.00	$1,126.60	$8.80	1.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%

Administrator Class

Actual	$1,000.00	$1,124.28	$3.99	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

Institutional Class

Actual	$1,000.00	$1,124.57	$3.19	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%

[1]

Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

12  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 6.29%
AmeriCredit Automobile Receivables Trust Series 2018-3 Class D	4.04%	11-18-2024	$1,100,000	$1,162,782
Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	650,000	639,780
Bank of the West Auto Trust Series 2018-1 Class C 144A	3.98	5-15-2024	1,100,000	1,140,773
Chesapeake Funding II LLC Series 2017-3A Class C 144A	2.78	8-15-2029	800,000	804,729
Chesapeake Funding II LLC Series 2017-3A Class D 144A	3.38	8-15-2029	120,000	121,018
Chesapeake Funding II LLC Series 2017-4A Class D 144A	3.26	11-15-2029	400,000	399,306
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	1,078,763	1,023,400
DRB Prime Student Loan Trust Series 2017-C Class C 144A	3.29	11-25-2042	295,202	305,128
Hertz Fleet Lease Funding LP Series 2019-1 Class E 144A	4.62	1-10-2033	1,550,000	1,563,702
Hertz Vehicle Financing LLC Series 2015-3A Class B 144A	3.71	9-25-2021	750,000	752,044
SMB Private Education Loan Trust Series 2015-C Class C 144A	4.50	9-17-2046	290,000	314,917
SoFi Consumer Loan Program Trust Series 2018-1 Class C 144A	3.97	2-25-2027	700,000	709,563
SoFi Consumer Loan Program Trust Series 2018-4 Class D 144A	4.76	11-26-2027	300,000	309,257
SoFi Professional Loan Program LLC Series 2017-E Class B 144A	3.49	11-26-2040	300,000	313,356

Total Asset-Backed Securities (Cost $9,426,611)				9,559,755

			Shares
Common Stocks: 0.14%

Energy: 0.14%

Oil, Gas & Consumable Fuels: 0.14%
Denbury Incorporated †			11,919	209,779

Total Common Stocks (Cost $388,269)				209,779

			Principal
Corporate Bonds and Notes: 31.14%

Communication Services: 3.85%

Diversified Telecommunication Services: 0.28%
Cablevision Lightpath LLC 144A	5.63	9-15-2028	$100,000	101,610
Consolidated Communications Incorporated 144A%%	6.50	10-1-2028	105,000	107,100
Level 3 Financing Incorporated 144A	3.63	1-15-2029	155,000	153,063
Level 3 Financing Incorporated	5.38	1-15-2024	60,000	60,552

				422,325

Interactive Media & Services: 0.02%
Match Group Incorporated 144A	4.13	8-1-2030	25,000	25,289

Media: 3.08%
Block Communications Incorporated 144A	4.88	3-1-2028	150,000	153,000
CCO Holdings LLC 144A	4.50	8-15-2030	175,000	183,758
Cinemark Incorporated	5.13	12-15-2022	250,000	222,500
Cinemark USA Incorporated	4.88	6-1-2023	500,000	427,500
CSC Holdings LLC 144A	4.13	12-1-2030	50,000	50,963
CSC Holdings LLC 144A	4.63	12-1-2030	200,000	200,946
CSC Holdings LLC 144A	6.50	2-1-2029	450,000	501,750
Diamond Sports Group LLC 144A	6.63	8-15-2027	75,000	39,000
Discovery Communications LLC	4.65	5-15-2050	860,000	980,613
Gray Television Incorporated 144A	5.13	10-15-2024	100,000	102,000
Gray Television Incorporated 144A	5.88	7-15-2026	150,000	155,625
Lamar Media Corporation 144A	4.00	2-15-2030	200,000	200,000
Nexstar Broadcasting Incorporated 144A	5.63	7-15-2027	150,000	157,343

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  13

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Media (continued)
Nexstar Broadcasting Incorporated 144A	4.75%	11-1-2028	$160,000	$163,200
Nielsen Finance LLC 144A	5.88	10-1-2030	275,000	284,625
Outfront Media Capital Corporation 144A	4.63	3-15-2030	175,000	168,000
Outfront Media Capital Corporation 144A	5.00	8-15-2027	25,000	24,375
QVC Incorporated	4.75	2-15-2027	250,000	256,753
Salem Media Group Incorporated 144A	6.75	6-1-2024	175,000	151,375
Scripps Escrow Incorporated 144A	5.88	7-15-2027	125,000	120,625
The E.W. Scripps Company 144A	5.13	5-15-2025	150,000	146,625

				4,690,576

Wireless Telecommunication Services: 0.47%
Sprint Spectrum Company 144A	5.15	9-20-2029	65,000	76,538
T Mobile USA Incorporated 144A	4.50	4-15-2050	535,000	643,049

				719,587

Consumer Discretionary: 3.72%

Auto Components: 0.77%
Adient Global Holdings 144A	3.50	8-15-2024	515,000	555,507
Allison Transmission Incorporated 144A	4.75	10-1-2027	225,000	231,469
Allison Transmission Incorporated 144A	5.00	10-1-2024	150,000	151,509
Allison Transmission Incorporated 144A	5.88	6-1-2029	25,000	27,038
Clarios Global LP 144A	6.25	5-15-2026	200,000	209,710

				1,175,233

Automobiles: 0.37%
Ford Motor Company	4.75	1-15-2043	160,000	144,868
Ford Motor Company	7.45	7-16-2031	80,000	91,745
Ford Motor Company	9.00	4-22-2025	260,000	298,093
Ford Motor Company	9.63	4-22-2030	25,000	32,281

				566,987

Diversified Consumer Services: 0.19%
Carriage Services Incorporated 144A	6.63	6-1-2026	275,000	288,750

Hotels, Restaurants & Leisure: 1.07%
GLP Capital LP	4.00	1-15-2031	1,000,000	1,041,030
KFC Holding Company 144A	5.00	6-1-2024	250,000	256,325
Royal Caribbean Cruises	4.25	6-15-2023	250,000	291,734
Yum! Brands Incorporated 144A	7.75	4-1-2025	25,000	27,625

				1,616,714

Multiline Retail: 0.06%
Kohl’s Corporation	9.50	5-15-2025	75,000	88,487

Specialty Retail: 0.46%
Asbury Automotive Group Incorporated 144A	4.50	3-1-2028	22,000	22,138
Asbury Automotive Group Incorporated 144A	4.75	3-1-2030	110,000	110,825
Lithia Motors Incorporated 144A	4.63	12-15-2027	200,000	206,500
Penske Auto Group Incorporated	5.38	12-1-2024	150,000	152,327
Sonic Automotive Incorporated	6.13	3-15-2027	200,000	206,500

				698,290

The accompanying notes are an integral part of these consolidated financial statements.

14  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Textiles, Apparel & Luxury Goods: 0.80%
Levi Strauss & Company	5.00%	5-1-2025	$200,000	$204,625
Tapestry Incorporated	4.13	7-15-2027	1,000,000	983,789
The William Carter Company 144A	5.50	5-15-2025	25,000	26,188

				1,214,602

Consumer Staples: 0.54%

Food & Staples Retailing: 0.33%
Walgreens Boots Alliance	4.10	4-15-2050	500,000	503,838

Food Products: 0.21%
Kraft Heinz Foods Company 144A	4.88	10-1-2049	305,000	321,229

Energy: 5.58%

Energy Equipment & Services: 0.64%
Bristow Group Incorporated	7.75	12-15-2022	125,000	119,388
Hilcorp Energy Company 144A	5.75	10-1-2025	175,000	158,375
NGPL PipeCo LLC 144A	7.77	12-15-2037	25,000	31,676
Oceaneering International Incorporated	6.00	2-1-2028	150,000	93,825
Pattern Energy Operations LP 144A	4.50	8-15-2028	300,000	311,250
USA Compression Partners LP	6.88	4-1-2026	250,000	247,813

				962,327

Oil, Gas & Consumable Fuels: 4.94%
Antero Midstream Partners LP 144A	5.75	1-15-2028	300,000	246,750
Apache Corporation	4.75	4-15-2043	100,000	88,840
Archrock Partners LP 144A	6.25	4-1-2028	25,000	23,563
Archrock Partners LP 144A	6.88	4-1-2027	300,000	288,063
Baker Hughes Holdings LLC	4.49	5-1-2030	750,000	853,325
Buckeye Partners LP	5.85	11-15-2043	100,000	92,635
Callon Petroleum Company	8.25	7-15-2025	278,000	75,060
Callon Petroleum Company	6.13	10-1-2024	75,000	21,375
Cheniere Energy Partners LP	4.50	10-1-2029	375,000	384,563
Cheniere Energy Partners LP	5.25	10-1-2025	100,000	102,300
Cheniere Energy Partners LP	5.63	10-1-2026	200,000	208,000
EnLink Midstream Partners LP	4.40	4-1-2024	25,000	22,518
EnLink Midstream Partners LP	5.05	4-1-2045	175,000	111,463
EnLink Midstream Partners LP	5.45	6-1-2047	362,000	226,923
EnLink Midstream Partners LP	5.60	4-1-2044	75,000	48,188
Enviva Partners LP 144A	6.50	1-15-2026	525,000	553,219
EQM Midstream Partners LP 144A	6.50	7-1-2027	25,000	26,501
EQT Corporation	1.75	5-1-2026	750,000	854,773
Murphy Oil Corporation	5.75	8-15-2025	155,000	135,218
Murphy Oil Corporation	5.88	12-1-2027	200,000	170,808
Occidental Petroleum Corporation	4.63	6-15-2045	200,000	144,524
Occidental Petroleum Corporation	6.20	3-15-2040	50,000	41,000
Occidental Petroleum Corporation	6.45	9-15-2036	520,000	442,010
Occidental Petroleum Corporation	6.60	3-15-2046	25,000	21,583
ONEOK Incorporated	7.15	1-15-2051	500,000	593,107
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	375,000	390,274
Southwestern Energy Company	7.75	10-1-2027	225,000	218,250
Sunoco Logistics Partner LP	5.40	10-1-2047	750,000	706,932
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	225,000	211,500
Western Midstream Operating LP	5.05	2-1-2030	50,000	48,746
Western Midstream Operating LP	5.30	3-1-2048	175,000	140,875
Western Midstream Operating LP	6.25	2-1-2050	25,000	23,156

				7,516,042

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  15

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Financials: 8.09%

Banks: 1.34%
Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30%	12-29-2049	$265,000	$299,477
JPMorgan Chase & Company (U.S. SOFR +3.13%) ±(s)	4.60	2-1-2025	500,000	490,000
JPMorgan Chase & Company (3 Month LIBOR +3.25%) ±	5.15	12-29-2049	350,000	351,750
JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00	12-31-2049	100,000	102,500
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	263,925
Truist Financial Corporation (5 Year Treasury Constant Maturity +4.61%) ±(s)	4.95	9-1-2025	500,000	526,250

				2,033,902

Capital Markets: 0.66%
Bank of NY Mellon Corporation (5 Year Treasury Constant Maturity +4.36%) ±(s)	4.70	9-20-2025	185,000	196,285
Charles Schwab Corporation (5 Year Treasury Constant Maturity +4.97%) ±(s)	5.38	6-1-2025	750,000	812,663

				1,008,948

Consumer Finance: 1.72%
Aviation Capital Group LLC 144A	5.50	12-15-2024	500,000	515,778
Ford Motor Credit Company LLC	4.39	1-8-2026	175,000	173,003
Ford Motor Credit Company LLC	5.11	5-3-2029	275,000	282,563
Ford Motor Credit Company LLC	5.13	6-16-2025	25,000	25,781
General Motors Financial Company Incorporated (5 Year Treasury Constant Maturity +5.00%) ±(s)	5.70	9-30-2030	500,000	501,875
Harley Davidson Financial Services Company 144A	3.35	6-8-2025	750,000	784,414
Onemain Finance Corporation	5.38	11-15-2029	50,000	52,000
Onemain Finance Corporation	6.63	1-15-2028	225,000	249,705
Onemain Finance Corporation	7.13	3-15-2026	25,000	27,930

				2,613,049

Diversified Financial Services: 0.22%
LPL Holdings Incorporated 144A	4.63	11-15-2027	125,000	126,250
LPL Holdings Incorporated 144A	5.75	9-15-2025	200,000	207,237

				333,487

Insurance: 4.03%
AmWINS Group Incorporated 144A	7.75	7-1-2026	145,000	155,150
Athene Global Funding 144A	2.45	8-20-2027	1,000,000	1,026,785
Guardian Life Insurance Company 144A	4.85	1-24-2077	200,000	258,849
HUB International Limited 144A	7.00	5-1-2026	75,000	77,719
Lincoln National Corporation	7.00	6-15-2040	855,000	1,251,266
Markel Corporation (5 Year Treasury Constant Maturity +5.66%) ±(s)	6.00	6-1-2025	1,000,000	1,057,500
MetLife Incorporated	6.40	12-15-2066	200,000	248,567
OneAmerica Financial Partners Incorporated 144A	4.25	10-15-2050	130,000	131,580
Prudential Financial Incorporated (5 Year Treasury Constant Maturity +3.04%) ±	3.70	10-1-2050	270,000	275,481
Transatlantic Holdings Incorporated	8.00	11-30-2039	1,000,000	1,569,995
USI Incorporated 144A	6.88	5-1-2025	75,000	75,938

				6,128,830

Thrifts & Mortgage Finance: 0.12%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	25,000	24,508
Ladder Capital Finance Holdings LP 144A	4.25	2-1-2027	25,000	21,625
Ladder Capital Finance Holdings LP 144A	5.25	10-1-2025	150,000	138,938

				185,071

The accompanying notes are an integral part of these consolidated financial statements.

16  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Health Care: 1.91%

Health Care Equipment & Supplies: 0.05%
Hill-Rom Holdings Incorporated 144A	4.38%	9-15-2027	$75,000	$77,621

Health Care Providers & Services: 1.54%
Community Health Systems Incorporated 144A	6.63	2-15-2025	250,000	241,850
Encompass Health Corporation	4.50	2-1-2028	75,000	75,375
Highmark Incorporated 144A	6.13	5-15-2041	850,000	1,082,313
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	125,000	128,438
MPT Operating Partnership LP	4.63	8-1-2029	250,000	260,118
Select Medical Corporation 144A	6.25	8-15-2026	125,000	130,000
Tenet Healthcare Corporation 144A	4.63	6-15-2028	25,000	25,211
Tenet Healthcare Corporation	5.13	5-1-2025	125,000	125,125
Tenet Healthcare Corporation	7.00	8-1-2025	100,000	102,930
Tenet Healthcare Corporation 144A	7.50	4-1-2025	50,000	53,875
Vizient Incorporated 144A	6.25	5-15-2027	105,000	109,988

				2,335,223

Health Care Technology: 0.32%
Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	275,000	278,438
IQVIA Incorporated 144A	5.00	5-15-2027	200,000	209,714

				488,152

Industrials: 3.08%

Aerospace & Defense: 0.89%
RBS Global & Rexnord LLC 144A	4.88	12-15-2025	150,000	152,063
Signature Aviation US Holdings Incorporated 144A	4.00	3-1-2028	50,000	46,500
Signature Aviation US Holdings Incorporated 144A	5.38	5-1-2026	34,000	34,340
The Boeing Company	5.15	5-1-2030	1,000,000	1,120,246

				1,353,149

Airlines: 0.91%
Alaska Airlines 144A	4.80	2-15-2029	185,000	193,714
Delta Air Lines Incorporated	2.00	12-10-2029	800,000	772,947
Delta Air Lines Incorporated 144A	4.75	10-20-2028	150,000	155,625
Mileage Plus Holdings LLC 144A	6.50	6-20-2027	250,000	260,313

				1,382,599

Commercial Services & Supplies: 0.47%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	50,000	51,500
Covanta Holding Corporation	6.00	1-1-2027	175,000	182,000
IAA Spinco Incorporated 144A	5.50	6-15-2027	200,000	208,250
KAR Auction Services Incorporated 144A	5.13	6-1-2025	275,000	274,995

				716,745

Industrial Conglomerates: 0.33%
General Electric Company	4.35	5-1-2050	500,000	508,731

Machinery: 0.18%
Stevens Holding Company Incorporated 144A	6.13	10-1-2026	150,000	160,500
Trimas Corporation 144A	4.88	10-15-2025	110,000	111,375

				271,875

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  17

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Trading Companies & Distributors: 0.20%
Fortress Transportation & Infrastructure Investors LLC 144A	6.50%	10-1-2025	$299,000	$293,768
Fortress Transportation & Infrastructure Investors LLC 144A	9.75	8-1-2027	15,000	15,994

				309,762

Transportation Infrastructure: 0.10%
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2027	200,000	145,660

Information Technology: 1.67%

Communications Equipment: 0.67%
CommScope Incorporated 144A	8.25	3-1-2027	100,000	104,000
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	47,000	47,637
Motorola Solutions Incorporated	5.50	9-1-2044	750,000	867,656

				1,019,293

Electronic Equipment, Instruments & Components: 0.34%
Jabil Incorporated	3.00	1-15-2031	500,000	510,119

IT Services: 0.20%
Cardtronics Incorporated 144A	5.50	5-1-2025	300,000	300,000

Software: 0.36%
Fair Isaac Corporation 144A	4.00	6-15-2028	150,000	154,688
Fair Isaac Corporation 144A	5.25	5-15-2026	50,000	55,500
NortonLifeLock Incorporated 144A	5.00	4-15-2025	150,000	153,515
SS&C Technologies Incorporated 144A	5.50	9-30-2027	175,000	185,976

				549,679

Technology Hardware, Storage & Peripherals: 0.10%
NCR Corporation 144A	5.75	9-1-2027	150,000	156,824

Materials: 0.72%

Chemicals: 0.17%
Valvoline Incorporated 144A	4.25	2-15-2030	250,000	255,000

Containers & Packaging: 0.35%
Berry Global Incorporated 144A	4.88	7-15-2026	50,000	52,438
Crown Americas Capital Corporation VI	4.75	2-1-2026	200,000	207,500
Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	75,000	74,954
Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	200,000	202,000

				536,892

Metals & Mining: 0.18%
Freeport-McMoRan Incorporated	4.13	3-1-2028	100,000	101,250
Novelis Corporation 144A	5.88	9-30-2026	175,000	179,813

				281,063

Paper & Forest Products: 0.02%
Clearwater Paper Corporation 144A	5.38	2-1-2025	25,000	26,203

Real Estate: 0.65%

Equity REITs: 0.65%
CoreCivic Incorporated	4.63	5-1-2023	225,000	213,750
SBA Communications Corporation 144A	3.88	2-15-2027	300,000	304,500

The accompanying notes are an integral part of these consolidated financial statements.

18  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Equity REITs (continued)
Service Properties Trust Company	3.95%	1-15-2028		$50,000	$41,801
Service Properties Trust Company	4.38	2-15-2030		50,000	41,500
Service Properties Trust Company	4.75	10-1-2026		25,000	22,279
Service Properties Trust Company	4.95	2-15-2027		75,000	66,750
Service Properties Trust Company	5.25	2-15-2026		50,000	46,084
Service Properties Trust Company	7.50	9-15-2025		10,000	10,636
Simon Property Group LP	3.80	7-15-2050		120,000	121,285
The Geo Group Incorporated	5.13	4-1-2023		150,000	121,875

					990,460

Utilities: 1.33%

Electric Utilities: 0.83%
NextEra Energy Operating Partners LP 144A	4.50	9-15-2027		275,000	295,625
Oglethorpe Power Corporation	4.25	4-1-2046		400,000	412,749
PG&E Corporation	5.00	7-1-2028		25,000	24,250
PG&E Corporation	5.25	7-1-2030		25,000	24,188
The Southern Company (5 Year Treasury Constant Maturity +3.73%) ±	4.00	1-15-2051		500,000	501,387

					1,258,199

Independent Power & Renewable Electricity Producers: 0.38%
NSG Holdings LLC 144A	7.75	12-15-2025		68,847	72,978
TerraForm Power Operating LLC 144A	4.25	1-31-2023		100,000	102,488
TerraForm Power Operating LLC 144A	4.75	1-15-2030		100,000	106,250
TerraForm Power Operating LLC 144A	5.00	1-31-2028		275,000	301,036

					582,752

Multi-Utilities: 0.12%
Oglethorpe Power Corporation 144A	3.75	8-1-2050		190,000	188,815

Total Corporate Bonds and Notes (Cost $44,851,415)					47,358,379

			Shares
Exchange-Traded Funds: 6.64%
Invesco Taxable Municipal Bond ETF				30,600	1,020,510
SPDR Bloomberg Barclays High Yield Bond ETF				13,708	1,429,333
VanEck Vectors J. P. Morgan EM Local Currency Bond ETF				89,600	2,763,264
Xtrackers USD High Yield Corporate Bond ETF «				101,500	4,882,150

Total Exchange-Traded Funds (Cost $9,496,408)					10,095,257

			Principal
Foreign Corporate Bonds and Notes: 10.29%

Communication Services: 0.60%

Media: 0.60%
Tele Columbus AG 144A	3.88	5-2-2025	EUR	510,000	569,241
Ziggo Bond Company BV 144A	3.38	2-28-2030	EUR	300,000	333,916

					903,157

Consumer Discretionary: 1.50%

Auto Components: 0.48%
HP Pelzer Holding GmbH 144A	4.13	4-1-2024	EUR	800,000	727,106

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  19

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Automobiles: 0.40%
Peugeot SA Company	2.00%	3-20-2025	EUR	500,000	$606,961

Diversified Consumer Services: 0.32%
Intertrust Group BV 144A	3.38	11-15-2025	EUR	400,000	477,131

Hotels, Restaurants & Leisure: 0.30%
Accor SA	1.25	1-25-2024	EUR	400,000	460,690

Consumer Staples: 2.10%

Food & Staples Retailing: 0.48%
Casino Guichard Perracho SA	3.58	2-7-2025	EUR	400,000	354,301
Tasty Bondco 1 SA 144A	6.25	5-15-2026	EUR	400,000	380,990

					735,291

Food Products: 0.69%
Danone SA (s)	1.75	3-27-2023	EUR	400,000	469,226
Sigma Holdings Company BV 144A	5.75	5-15-2026	EUR	500,000	576,707

					1,045,933

Household Products: 0.32%
Energizer Gamma Acquisition BV 144A	4.63	7-15-2026	EUR	400,000	481,689

Tobacco: 0.61%
BAT International Finance plc	2.25	1-16-2030	EUR	750,000	935,923

Energy: 0.73%

Oil, Gas & Consumable Fuels: 0.73%
Eni SpA	1.13	9-19-2028	EUR	800,000	988,713
Total SA	3.88	12-29-2049	EUR	100,000	122,521

					1,111,234

Financials: 2.73%

Banks: 1.30%
Asian Development Bank	6.20	10-6-2026	INR	18,450,000	253,444
Bankia SA (s)	6.00	7-18-2022	EUR	600,000	708,746
Caixa Geral de Depositos SA	5.75	6-28-2028	EUR	400,000	507,638
Caixa Geral de Depositos SA (s)	10.75	3-30-2022	EUR	400,000	507,085

					1,976,913

Capital Markets: 0.41%
International Finance Corporation	6.30	11-25-2024	INR	45,000,000	623,035

Diversified Financial Services: 0.72%
JAB Holdings BV	1.75	6-25-2026	EUR	400,000	494,418
LKQ European Holdings BV Company 144A	3.63	4-1-2026	EUR	500,000	591,360

					1,085,778

Thrifts & Mortgage Finance: 0.30%
Deutsche Pfandbriefbank AG	2.88	6-28-2027	EUR	400,000	457,555

Health Care: 0.61%

Pharmaceuticals: 0.61%
Takeda Pharmaceutical Company Limited	2.00	7-9-2040	EUR	750,000	931,366

The accompanying notes are an integral part of these consolidated financial statements.

20  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Industrials: 0.96%

Commercial Services & Supplies: 0.65%
Paprec Holding SA 144A	4.00%	3-31-2025	EUR	450,000	$502,482
Prosegur Cash SA	1.38	2-4-2026	EUR	400,000	482,069

					984,551

Electrical Equipment: 0.15%
Gamma Bidco SpA 144A	6.25	7-15-2025	EUR	200,000	232,145

Road & Rail: 0.16%
Europcar Groupe SA 144A	4.13	11-15-2024	EUR	500,000	247,129

Real Estate: 0.75%

Equity REITs: 0.27%
Unibail Rodamco SE (s)	2.13	7-23-2023	EUR	400,000	418,621

Real Estate Management & Development: 0.48%
Akelius Residential Property AB	3.88	10-5-2078	EUR	500,000	602,346
ATF Netherlands BV	1.50	7-15-2024	EUR	100,000	120,645

					722,991

Utilities: 0.31%

Multi-Utilities: 0.31%
EP Infrastructure AS	1.66	4-26-2024	EUR	400,000	476,350

Total Foreign Corporate Bonds and Notes (Cost $15,555,163)					15,641,549

Foreign Government Bonds: 3.95%
Brazil	10.00	1-1-2023	BRL	2,765,000	559,516
Colombia	7.00	5-4-2022	COP	2,000,000,000	558,982
Dominican Republic 144A	4.50	1-30-2030	DOP	200,000	196,500
Indonesia	6.50	6-15-2025	IDR	13,500,000,000	935,837
Malaysia	3.96	9-15-2025	MYR	2,300,000	596,959
Mexico	6.50	6-9-2022	MXN	7,600,000	355,010
Mexico	6.50	6-9-2022	MXN	13,260,000	619,400
Republic of South Africa	6.75	3-31-2021	ZAR	5,500,000	333,415
Republic of South Africa	8.75	2-28-2048	ZAR	9,100,000	417,513
Romania	3.40	3-8-2022	RON	1,500,000	362,441
Russia	6.50	2-28-2024	RUB	35,000,000	469,564
Russia	7.00	12-15-2021	RUB	45,000,000	596,805

Total Foreign Government Bonds (Cost $6,531,413)					6,001,942

Loans: 2.19%

Communication Services: 0.66%

Media: 0.66%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) ±	4.41	8-27-2026		$356,578	355,559
Charter Communications Operating LLC (1 Month LIBOR +1.75%) ±	1.91	4-30-2025		489,924	480,680
Gray Television Incorporated (1 Month LIBOR +2.50%) ±	2.66	1-2-2026		84,964	83,362
Nexstar Broadcasting Incorporated (1 Month LIBOR +2.25%) ±	2.41	1-17-2024		82,697	80,526

					1,000,127

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  21

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Consumer Discretionary: 0.34%

Distributors: 0.19%
Spin Holdco Incorporated (3 Month LIBOR +3.25%) ±	4.25%	11-14-2022	$296,407	$289,898

Hotels, Restaurants & Leisure: 0.15%
CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	3.00	8-8-2021	233,312	231,926

Financials: 0.36%

Capital Markets: 0.24%
Nexus Buyer LLC (1 Month LIBOR +3.75%) ±	3.91	11-9-2026	199,000	197,466
VFH Parent LLC (1 Month LIBOR +3.00%) ±	3.16	3-1-2026	168,864	167,546

				365,012

Diversified Financial Services: 0.09%
Intelsat Jackson Holdings SA (1 Month LIBOR +4.75%) ±	8.00	11-27-2023	140,332	140,819

Insurance: 0.03%
HUB International Limited (3 Month LIBOR +4.00%) ±	5.00	4-25-2025	24,813	24,696
USI Incorporated (3 Month LIBOR +4.00%) ±	4.31	12-2-2026	24,813	24,523

				49,219

Health Care: 0.18%

Pharmaceuticals: 0.18%
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +3.00%) ±	3.18	6-2-2025	279,336	273,458

Industrials: 0.11%

Commercial Services & Supplies: 0.01%
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±‡	2.44	9-19-2026	22,600	21,753

Machinery: 0.10%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	3.50	1-31-2024	146,735	145,634

Information Technology: 0.41%

Electronic Equipment, Instruments & Components: 0.38%
Dell International LLC (1 Month LIBOR +2.00%) ±	2.75	9-19-2025	578,814	575,763

Software: 0.03%
Emerald Topco Incorporated (3 Month LIBOR +3.50%) ±	3.76	7-24-2026	49,500	47,551

Materials: 0.13%

Containers & Packaging: 0.13%
RING Container Technologies (1 Month LIBOR +2.75%) ±	2.91	10-31-2024	198,975	193,338

Total Loans (Cost $3,374,968)				3,334,498

Municipal Obligations: 0.30%

Illinois: 0.08%

GO Revenue: 0.08%
Chicago IL Refunding Bonds Taxable Project Series E	6.05	1-1-2029	125,000	129,364

The accompanying notes are an integral part of these consolidated financial statements.

22  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Kansas: 0.08%

Health Revenue: 0.08%
Kansas Development Finance Authority Village Shalom Project Series 2018-B	4.00%	11-15-2025	$130,000	$127,751

Maryland: 0.07%

Education Revenue: 0.07%
Maryland Health & HEFAR Green Street Academy Series B 144A	6.75	7-1-2023	100,000	100,059

Pennsylvania: 0.07%

Health Revenue: 0.07%
Quakertown PA General Authority U.S. Department of Agriculture Loan Anticipation Notes Series 2017-B	3.80	7-1-2021	100,000	99,763

Total Municipal Obligations (Cost $443,241)				456,937

Non-Agency Mortgage-Backed Securities: 18.12%
AFN LLC Series 2019-1A Class A2 144A	4.46	5-20-2049	700,000	696,591
ALM Loan Funding Series 2016-18A Class A2R (3 Month LIBOR +1.65%) 144A±	1.93	1-15-2028	600,000	595,688
Aqua Finance Trust Series 2019-A Class A 144A	3.14	7-16-2040	380,662	389,619
Arbys Funding LLC Series 2020-1A Class A2 144A	3.24	7-30-2050	800,000	822,648
Arroyo Mortgage Trust Series 2019-2 Class A2 144A±±	3.50	4-25-2049	1,055,975	1,088,085
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.58	6-5-2030	150,000	83,889
BCC Funding Corporation Series 2019-1A Class D 144A	3.94	7-20-2027	1,300,000	1,312,607
Bojangles Issuer LLC Series 2020-1A Class A2 144A%%	3.83	10-20-2050	605,000	605,000
BX Trust Series 2019-11 Class D 144A±±	4.08	12-9-2041	500,000	484,820
CFCRE Commercial Mortgage Trust Series 2016-C7 Class AM	4.16	12-10-2054	400,000	456,133
CIFC Funding Limited Series 2018-1A Class B (3 Month LIBOR +1.40%) 144A±	1.67	4-18-2031	1,000,000	977,550
CLI Funding LLC Series 2019-1A Class A 144A	3.71	5-18-2044	1,301,369	1,324,665
CLI Funding LLC Series 2019-1A Class B 144A	4.64	5-18-2044	520,554	517,255
CommonBond Student Loan Trust Series 2018-CGS Class C 144A	4.35	2-25-2046	194,527	197,679
Consumer Lending Receivables LLC Series 2019-A Class A 144A	3.52	4-15-2026	238,242	238,677
Consumer Loan Underlying Bond Credit Trust Series 2018-P2 Class B 144A	4.10	10-15-2025	500,000	502,410
Deephaven Residential Mortgage Trust Series 2019-1A Class A2 144A±±	3.90	1-25-2059	583,798	589,397
Deephaven Residential Mortgage Trust Series 2019-3A Class B1 144A±±	4.26	7-25-2059	500,000	479,384
Driven Brands Funding LLC Series 2019-2A Class A2 144A	3.98	10-20-2049	347,375	358,977
Ellington Financial Mortgage Trust Series 2019-1 Class M1 144A±±	3.59	6-25-2059	1,500,000	1,498,557
Foundation Finance Trust Series 2019-1A Class A 144A	3.86	11-15-2034	568,752	586,740
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.60	11-25-2023	400,000	422,442
FREMF Mortgage Trust Series 2020-KF76 Class B (1 Month LIBOR +2.75%) 144A±	2.91	1-25-2030	410,000	402,323
GS Mortgage Security Trust Series 2014-GC22 Class AS	4.11	6-10-2047	1,450,000	1,581,739
GS Mortgage Security Trust Series 2018-LUAU Class B (1 Month LIBOR +1.40%) 144A±	1.55	11-15-2032	1,600,000	1,481,680
Harley Marine Financing LLC Barge Series 2018-1A Class A2 144A	5.68	5-15-2043	647,131	585,239
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	1,568,304	1,617,570
Marlette Funding Trust Series 2018-4A Class B 144A	4.21	12-15-2028	1,100,000	1,116,555
MP CLO VIII Limited Series 2015-2A Class AR (3 Month LIBOR +0.91%) 144A±	1.16	10-28-2027	559,535	555,019
Onemain Financial Issuance Trust Series 2019-1A Class D 144A	4.22	2-14-2031	1,100,000	1,130,688
Oxford Finance Funding Trust Series 2019-1A Class A2 144A	4.46	2-15-2027	800,000	824,128
Store Master Funding LLC Series 2014-1A Class A2 144A	5.00	4-20-2044	96,833	101,759

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  23

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)
Store Master Funding LLC Series 2015-1A Class A1 144A	3.75%	4-20-2045	$1,342,625	$1,363,889
Verus Securitization Trust Series 2019-3 Class A2 144A	2.94	7-25-2059	1,475,878	1,501,225
Visio Trust Series 2019-1 Class A1 144A±±	3.57	6-25-2054	1,044,519	1,065,406

Total Non-Agency Mortgage-Backed Securities (Cost $27,386,511)				27,556,033

		Expiration date	Shares
Rights: 0.00%

Utilities: 0.00%

Independent Power & Renewable Electricity Producers: 0.00%
Vistra Energy Corporation †		12-31-2046	6,516	6,842

Total Rights (Cost $6,757)				6,842

		Maturity date	Principal

U.S. Treasury Securities: 2.85%
U.S. Treasury Bond	2.25	8-15-2049	$440,000	523,239
U.S. Treasury Note	0.50	6-30-2027	3,800,000	3,813,359

Total U.S. Treasury Securities (Cost $4,251,106)				4,336,598

Yankee Corporate Bonds and Notes: 8.62%

Communication Services: 0.13%

Diversified Telecommunication Services: 0.13%
Intelsat Luxembourg SA †	8.13	6-1-2023	50,000	2,125
Telesat Canada Incorporated 144A	6.50	10-15-2027	200,000	201,440

				203,565

Consumer Discretionary: 0.33%

Internet & Direct Marketing Retail: 0.33%
Prosus NV 144A	4.03	8-3-2050	500,000	509,423

Energy: 1.25%

Oil, Gas & Consumable Fuels: 1.25%
Baytex Energy Corporation 144A	5.63	6-1-2024	425,000	240,125
BP Capital Markets plc (5 Year Treasury Constant Maturity +4.40%) ±(s)	4.88	3-22-2030	325,000	347,750
Cenovus Energy Incorporated	5.38	7-15-2025	10,000	9,622
Comision Federal de Electricidad 144A	4.75	2-23-2027	250,000	268,438
Enbridge Incorporated (5 Year Treasury Constant Maturity +5.31%) ±	5.75	7-15-2080	1,000,000	1,034,802

				1,900,737

Financials: 6.14%

Banks: 3.80%
Banco De Bogota SA 144A	6.25	5-12-2026	400,000	434,004
Banco Internacional del Peru 144A	3.25	10-4-2026	525,000	547,318
Banistmo SA 144A	4.25	7-31-2027	315,000	320,355
Credit Agricole SA (USD Swap Semi Annual (vs. 3 Month LIBOR) 5 Year +6.19%) 144A±(s)	8.13	12-23-2025	1,000,000	1,175,000
Deutsche Bank AG (USD ICE Swap Rate 11:00am NY 5 Year +2.55%) ±	4.88	12-1-2032	500,000	480,000

The accompanying notes are an integral part of these consolidated financial statements.

24  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Banks (continued)
Intesa Sanpaolo SpA 144A	5.71%	1-15-2026	$635,000	$692,119
Itau Unibanco Holding SA 144A	3.25	1-24-2025	800,000	813,600
Royal Bank Scotland Group plc (5 Year Treasury Constant Maturity +5.63%) ±(s)	6.00	12-29-2025	700,000	712,250
Unicredit SpA (5 Year Treasury Constant Maturity +4.75%) 144A±	5.46	6-30-2035	600,000	610,875

				5,785,521

Capital Markets: 0.33%
Credit Suisse Group AG (5 Year Treasury Constant Maturity +4.89%) 144A ±(s)	5.25	2-22-2027	500,000	501,000

Diversified Financial Services: 0.78%
Intelsat Jackson Holdings SA †	5.50	8-1-2023	260,000	163,150
Vale Overseas Limited Company	3.75	7-8-2030	1,000,000	1,029,000

				1,192,150

Insurance: 1.05%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	810,000	876,807
Swiss Re Finance (Luxembourg) SA (5 Year Treasury Constant Maturity +3.58%) 144A±	5.00	4-2-2049	400,000	455,110
Validus Holdings Limited	8.88	1-26-2040	160,000	259,708

				1,591,625

Thrifts & Mortgage Finance: 0.18%
Nationwide Building Society (USD ICE Swap Rate 11:00am NY 5 Year +1.85%) 144A±	4.13	10-18-2032	250,000	266,128

Health Care: 0.61%

Pharmaceuticals: 0.61%
Bausch Health Companies Incorporated 144A	5.00	1-30-2028	25,000	24,281
Bausch Health Companies Incorporated 144A	5.25	1-30-2030	100,000	98,526
Bausch Health Companies Incorporated 144A	5.50	3-1-2023	8,000	7,970
Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	51,188
Bausch Health Companies Incorporated 144A	6.13	4-15-2025	225,000	230,344
Bausch Health Companies Incorporated 144A	6.25	2-15-2029	125,000	128,570
Bausch Health Companies Incorporated 144A	7.00	3-15-2024	25,000	25,875
Teva Pharmaceutical Finance Netherlands III BV	4.10	10-1-2046	175,000	145,548
Teva Pharmaceutical Finance Netherlands III BV	6.75	3-1-2028	200,000	208,500

				920,802

Industrials: 0.14%

Commercial Services & Supplies: 0.14%
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	200,000	205,750

Materials: 0.02%

Containers & Packaging: 0.02%
Ardagh Packaging Finance plc 144A	5.25	4-30-2025	25,000	26,125

Total Yankee Corporate Bonds and Notes (Cost $12,799,362)				13,102,826

Yankee Government Bonds: 1.91%
Commonwealth of Bahamas	6.00	11-21-2028	200,000	176,000
Mongolia Government	5.63	5-1-2023	200,000	205,254

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  25

Consolidated portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Yankee Government Bonds (continued)
Provincia de Cordoba 144A	7.13%	6-10-2021	$250,000	$152,503
Provincia de Cordoba 144A	7.13	8-1-2027	550,000	299,756
Provincia de Santa Fe	7.00	3-23-2023	350,000	275,625
Republic of Angola	9.50	11-12-2025	400,000	347,016
Republic of Rwanda	6.63	5-2-2023	200,000	205,810
Republic of Sri Lanka	5.75	1-18-2022	200,000	163,500
Saudi Arabia 144A	4.50	4-22-2060	200,000	248,000
United Mexican States	5.00	4-27-2051	750,000	837,000

Total Yankee Government Bonds (Cost $3,243,243)				2,910,464

	Yield		Shares
Short-Term Investments: 7.46%

Investment Companies: 7.46%
Securities Lending Cash Investments LLC (l)(r)(u)	0.12		4,723,600	4,723,600
Wells Fargo Government Money Market Fund Select Class (l)(u)##*	0.05		6,620,735	6,620,735

Total Short-Term Investments (Cost $11,344,335)				11,344,335

Total investments in securities (Cost $149,098,802)	99.90%	151,915,194

Other assets and liabilities, net	0.10	156,242

Total net assets	100.00%	$152,071,436

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
¤	The security is issued in zero coupon form with no periodic interest payments.
«	All or a portion of this security is on loan.
‡	Security is valued using significant unobservable inputs.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.
*	A portion of the holding represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.

Abbreviations:

BRL	Brazilian real

COP	Colombian peso

DOP	Dominican peso

EUR	Euro

GO	General obligation

HEFAR	Higher Education Facilities Authority Revenue

IDR	Indonesian rupiah

INR	Indian Rupee

LIBOR	London Interbank Offered Rate

MXN	Mexican peso

MYR	Malaysian ringgit

RON	Romanian lei

RUB	Russian ruble

SOFR	Secured Overnight Financing Rate

ZAR	South African rand

The accompanying notes are an integral part of these consolidated financial statements.

26  |  Wells Fargo Income Plus Fund

Consolidated portfolio of investments—September 30, 2020

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

U.S. Long Bond	20	12-21-2020	$3,561,285	$3,525,625	$0	$(35,660)

10-Year Ultra Futures	35	12-21-2020	5,611,555	5,597,266	0	(14,289)

5-Year U.S. Treasury Notes	9	12-31-2020	1,133,733	1,134,281	548	0

Short

Euro-Bund Futures	(82)	12-8-2020	(16,704,344)	(16,778,507)	0	(74,163)

10-Year U.S. Treasury Notes	(55)	12-21-2020	(7,643,189)	(7,674,219)	0	(31,030)

U.S. Ultra Bond	(17)	12-21-2020	(3,786,188)	(3,770,813)	15,375	0

					$15,923	$(155,142)

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

7,950,000,000 IDR	536,836 USD	Morgan Stanley	10-6-2020	$0	$(2,755)

37,500,000 RUB	491,645 USD	Morgan Stanley	10-6-2020	0	(9,240)

3,385,000 BRL	623,756 USD	Morgan Stanley	10-6-2020	0	(21,090)

2,150,000,000 COP	563,754 USD	Morgan Stanley	10-6-2020	0	(2,075)

572,722 USD	2,150,000,000 COP	Morgan Stanley	10-6-2020	11,044	0

507,008 USD	37,500,000 RUB	Morgan Stanley	10-6-2020	24,602	0

652,971 USD	3,385,000 BRL	Morgan Stanley	10-6-2020	50,304	0

533,915 USD	7,950,000,000 IDR	Morgan Stanley	10-6-2020	0	(165)

94,250,000 JPY	881,737 USD	State Street Bank	10-20-2020	12,100	0

897,650 USD	94,250,000 JPY	State Street Bank	10-20-2020	3,813	0

12,183,644 USD	10,267,000 EUR	Citibank	12-31-2020	120,351	0

1,003,043 USD	21,410,000 MXN	Citibank	12-31-2020	44,484	0

775,359 USD	12,795,000 ZAR	Citibank	12-31-2020	19,531	0

3,700,000 USD	3,140,895 EUR	Citibank	12-31-2020	9,581	0

94,250,000 JPY	900,633 USD	Citibank	1-8-2021	0	(5,611)

307,706,653 JPY	2,950,000 USD	Citibank	1-8-2021	0	(27,941)

560,458 USD	2,150,000,000 COP	Morgan Stanley	1-8-2021	1,488	0

621,934 USD	3,385,000 BRL	Morgan Stanley	1-8-2021	20,808	0

529,975 USD	7,950,000,000 IDR	Morgan Stanley	1-8-2021	486	0

486,547 USD	37,500,000 RUB	Morgan Stanley	1-15-2021	9,209	0

				$327,801	$(68,877)

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  27

Consolidated portfolio of investments—September 30, 2020

Centrally Cleared Credit Default Swaps

Reference index	Fixed rate received	Payment frequency	Maturity date	Notional amount	Value	Premiums paid (received)	Unrealized gains	Unrealized losses
Sell protection

Markit CDX North American High Yield Index *	5.00%	Quarterly	12-20-2024	3,560,000 USD	$182,063	$(239,287)	$421,350	$0

Markit iTraxx Europe Subordinated Financial Index *	1.00%	Quarterly	6-20-2025	8,000,000 EUR	(163,866)	(334,470)	170,604	0

Markit iTraxx Europe Crossover Index *	5.00%	Quarterly	6-20-2025	2,920,020 EUR	216,515	(37,138)	253,653	0

						$(610,895)	$845,607	$0

*	Represents an investment held in Strategic Income Special Investment (Cayman) Ltd., the consolidated entity.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	$1,264,965	$48,969,719	$(45,511,098)	$14	$0	$19,626	#	$4,723,600
Wells Fargo Government Money Market Fund Select Class	5,727,766	123,839,108	(122,946,139)	0	0	58,780		6,620,735

				$14	$0	$78,406		$11,344,335	7.46%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these consolidated financial statements.

28  |  Wells Fargo Income Plus Fund

Consolidated statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities (including $4,636,840 of securities loaned), at value (cost $137,754,467)	$140,570,859
Investments in affiliated securities, at value (cost $11,344,335)	11,344,335
Cash at broker segregated for centrally cleared swap contracts	1,281,441
Cash at broker segregated for forward foreign currency contracts	360,088
Cash at broker segregated for open futures contracts	1,434,357
Foreign currency, at value (cost $105,715)	118,355
Receivable for investments sold	603,067
Receivable for Fund shares sold	262,454
Receivable for dividends and interest	1,305,464
Receivable for daily variation margin on centrally cleared swap contracts	21,552
Receivable for daily variation margin on open futures contracts	50,964
Receivable for securities lending income, net	4,980
Unrealized gains on forward foreign currency contracts	327,801
Prepaid expenses and other assets	42,076

Total assets	157,727,793

Liabilities
Payable upon receipt of securities loaned	4,723,600
Payable for when-issued transactions	711,313
Payable for Fund shares redeemed	40,700
Unrealized losses on forward foreign currency contracts	68,877
Management fee payable	47,498
Administration fees payable	10,245
Distribution fee payable	395
Trustees’ fees and expenses payable	3,470
Accrued expenses and other liabilities	50,259

Total liabilities	5,656,357

Total net assets	$152,071,436

Net assets consist of
Paid-in capital	$148,808,300
Total distributable earnings	3,263,136

Total net assets	$152,071,436

Computation of net asset value and offering price per share
Net assets – Class A	$1,662,280
Shares outstanding – Class A1	172,422
Net asset value per share – Class A	$9.64
Maximum offering price per share – Class A2	$10.04
Net assets – Class C	$646,896
Shares outstanding – Class C1	66,819
Net asset value per share – Class C	$9.68
Net assets – Administrator Class	$39,981
Shares outstanding – Administrator Class[1]	4,119
Net asset value per share – Administrator Class	$9.71
Net assets – Institutional Class	$149,722,279
Shares outstanding – Institutional Class[1]	15,551,227
Net asset value per share – Institutional Class	$9.63

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  29

Consolidated statement of operations—year ended September 30, 2020

Investment income
Interest (net of foreign interest withholding taxes of $20,715)	$6,015,290
Dividends	356,956
Income from affiliated securities	75,558

Total investment income	6,447,804

Expenses
Management fee	783,141
Administration fees
Class A	2,048
Class C	951
Administrator Class	42
Institutional Class	117,803
Shareholder servicing fees
Class A	3,199
Class C	1,485
Administrator Class	104
Distribution fee
Class C	4,442
Custody and accounting fees	42,682
Professional fees	55,232
Registration fees	59,933
Shareholder report expenses	28,724
Trustees’ fees and expenses	21,260
Other fees and expenses	8,156

Total expenses	1,129,202
Less: Fee waivers and/or expense reimbursements
Fund-level	(223,436)
Class A	(449)
Class C	(170)
Administrator Class	(50)

Net expenses	905,097

Net investment income	5,542,707

Payment from affiliate	4,844

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(717,581)
Affiliated securities	14
Futures contracts	1,293,079
Forward foreign currency contracts	637,536
Swap contracts	(552,003)

Net realized gains on investments	661,045

Net change in unrealized gains (losses) on
Unaffiliated securities	1,045,089
Futures contracts	(683,605)
Forward foreign currency contracts	(18,859)
Swap contracts	773,452

Net change in unrealized gains (losses) on investments	1,116,077

Net realized and unrealized gains (losses) on investments	1,777,122

Net increase in net assets resulting from operations	$7,324,673

The accompanying notes are an integral part of these consolidated financial statements.

30  |  Wells Fargo Income Plus Fund

Consolidated statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019

Operations
Net investment income		$5,542,707		$5,933,019
Payment from affiliate		4,844		0
Net realized gains (losses) on investments		661,045		(1,109,628)
Net change in unrealized gains (losses) on investments		1,116,077		3,592,086

Net increase in net assets resulting from operations		7,324,673		8,415,477

Distributions to shareholders from net investment income and net realized gains
Class A		(38,988)		(49,220)
Class C		(14,146)		(15,657)
Administrator Class		(1,190)		(32,865)
Institutional Class		(5,017,004)		(5,853,845)

Total distributions to shareholders		(5,071,328)		(5,951,587)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	150,512	1,444,612	348,536	3,298,070
Class C	29,426	280,500	31,806	297,418
Administrator Class	657	6,322	7,156	67,124
Institutional Class	3,895,449	36,532,793	18,145,872	169,524,726

		38,264,227		173,187,338

Reinvestment of distributions
Class A	4,067	38,988	5,230	49,054
Class C	1,475	14,146	1,676	15,657
Administrator Class	91	872	3,474	32,494
Institutional Class	495,225	4,735,565	596,321	5,581,802

		4,789,571		5,679,007

Payment for shares redeemed
Class A	(128,840)	(1,233,596)	(341,311)	(3,228,609)
Class C	(18,931)	(178,945)	(33,529)	(314,988)
Administrator Class	(4,466)	(42,955)	(581,301)	(5,483,073)
Institutional Class	(4,996,793)	(47,183,521)	(7,379,074)	(69,328,595)

		(48,639,017)		(78,355,265)

Net increase (decrease) in net assets resulting from capital share transactions		(5,585,219)		100,511,080

Total increase (decrease) in net assets		(3,331,874)		102,974,970

Net assets
Beginning of period		155,403,310		52,428,340

End of period		$152,071,436		$155,403,310

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  31

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
CLASS A	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$9.50	$9.43	$9.59	$9.25	$9.13	$9.72
Net investment income	0.29	0.34 [2]	0.31 [2]	0.33 [2]	0.31	0.34
Net realized and unrealized gains (losses) on investments	0.14	0.09	(0.16)	0.22	(0.01)	(0.69)

Total from investment operations	0.43	0.43	0.15	0.55	0.30	(0.35)
Distributions to shareholders from
Net investment income	(0.29)	(0.36)	(0.31)	(0.21)	(0.13)	(0.22)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.05)	(0.02)

Total distributions to shareholders	(0.29)	(0.36)	(0.31)	(0.21)	(0.18)	(0.24)
Net asset value, end of period	$9.64	$9.50	$9.43	$9.59	$9.25	$9.13
Total return[3]	4.60%	4.66%	1.59%	6.05%	3.34%	(3.64)%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.09%	1.45%	1.78%	1.80%	1.63%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.43%	3.65%	3.26%	3.47%	3.85%	3.77%
Supplemental data
Portfolio turnover rate	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$1,662	$1,394	$1,266	$896	$1,047	$928

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

32  |  Wells Fargo Income Plus Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 2015
CLASS C	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$9.49	$9.41	$9.57	$9.22	$9.10	$9.71
Net investment income	0.23	0.27	0.23	0.29	0.25	0.28
Payment from affiliate	0.07	0.00	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	0.12	0.10	(0.15)	0.18	(0.02)	(0.68)

Total from investment operations	0.42	0.37	0.08	0.47	0.23	(0.40)
Distributions to shareholders from
Net investment income	(0.23)	(0.29)	(0.24)	(0.12)	(0.08)	(0.19)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)	(0.02)

Total distributions to shareholders	(0.23)	(0.29)	(0.24)	(0.12)	(0.11)	(0.21)
Net asset value, end of period	$9.68	$9.49	$9.41	$9.57	$9.22	$9.10
Total return[2]	4.45%[3]	4.00%	0.88%	5.20%	2.67%	(4.35)%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.84%	2.20%	2.59%	2.54%	2.37%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.67%	2.92%	2.52%	2.80%	3.10%	3.02%
Supplemental data
Portfolio turnover rate	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$647	$520	$517	$403	$766	$711

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

During the year ended September 30, 2020, the Fund received a payment from an affiliate which had a 0.79% impact on the total return. See Note 5 in the Consolidated Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  33

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$9.56	$9.46	$9.61	$9.29	$9.16	$9.74
Net investment income	0.34 [2]	0.36 [2]	0.33 [2]	0.34 [2]	0.33 [2]	0.37
Net realized and unrealized gains (losses) on investments	0.11	0.09	(0.16)	0.20	(0.01)	(0.70)

Total from investment operations	0.45	0.45	0.17	0.54	0.32	(0.33)
Distributions to shareholders from
Net investment income	(0.30)	(0.35)	(0.32)	(0.22)	(0.14)	(0.22)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.05)	(0.03)

Total distributions to shareholders	(0.30)	(0.35)	(0.32)	(0.22)	(0.19)	(0.25)
Net asset value, end of period	$9.71	$9.56	$9.46	$9.61	$9.29	$9.16
Total return[3]	4.72%	4.83%	1.81%	5.91%	3.52%	(3.51)%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.08%	1.38%	1.72%	1.74%	1.56%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.61%	3.80%	3.48%	3.64%	4.00%	3.92%
Supplemental data
Portfolio turnover rate	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$40	$75	$5,471	$562	$597	$496

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

34  |  Wells Fargo Income Plus Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended September 30					Year ended October 31, 2015
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$9.49	$9.42	$9.58	$9.24	$9.14	$9.71
Net investment income	0.36	0.37 [2]	0.34	0.35 [2]	0.34	0.40
Net realized and unrealized gains (losses) on investments	0.10	0.09	(0.16)	0.24	(0.02)	(0.71)

Total from investment operations	0.46	0.46	0.18	0.59	0.32	(0.31)
Distributions to shareholders from
Net investment income	(0.32)	(0.39)	(0.34)	(0.25)	(0.16)	(0.23)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.06)	(0.03)

Total distributions to shareholders	(0.32)	(0.39)	(0.34)	(0.25)	(0.22)	(0.26)
Net asset value, end of period	$9.63	$9.49	$9.42	$9.58	$9.24	$9.14
Total return[3]	4.96%	5.00%	1.93%	6.43%	3.55%	(3.28)%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	1.12%	1.40%	1.46%	1.19%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.72%	3.97%	3.54%	3.71%	4.16%	4.04%
Supplemental data
Portfolio turnover rate	88%	116%	50%	65%	52%	53%
Net assets, end of period (000s omitted)	$149,722	$153,414	$45,175	$45,862	$23,190	$17,564

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Income Plus Fund  |  35

Consolidated notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Wells Fargo Income Plus Fund (formerly, Wells Fargo Strategic Income Fund) (the “Fund”) which is a diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in Strategic Income Special Investment (Cayman) Ltd. (the “Subsidiary”), a wholly-owned subsidiary incorporated on July 11, 2019 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of September 30, 2020, the Subsidiary had $6,615,094 invested in swap contracts and cash equivalents and had $1,039,602 in cash segregated at the broker for the swap contracts which in the aggregate represented 99.51% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of September 30, 2020, the Fund held $7,692,702 in the Subsidiary, representing 5.06% of the Fund’s net assets prior to consolidation.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

36  |  Wells Fargo Income Plus Fund

Consolidated notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Consolidated Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Wells Fargo Income Plus Fund  |  37

Consolidated notes to financial statements

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Consolidated Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Consolidated Statement of Operations.

Swap contracts

Swap contracts are agreements between the Fund and a counterparty to exchange a series of cash flows over a specified period. Swap agreements are privately negotiated contracts between the Fund that are entered into as bilateral contracts in the OTC market (“OTC swaps”) or centrally cleared (“centrally cleared swaps”) with a central clearinghouse.

The Fund entered into centrally cleared swaps. In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Upon entering into a centrally cleared swap, the Fund is required to deposit an initial margin with the broker in the form of cash or securities. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments and cash deposited is shown as cash segregated for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). The variation margin is recorded as an unrealized gain (or loss) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

Credit default swaps

The Fund may enter into credit default swaps for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or a basket of single-name issuers or traded indexes. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the protection seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring).

The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. If the Fund is the buyer of protection and a credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. If the Fund is the seller of protection and a credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates.

By entering into credit default swap contracts, the Fund is exposed to credit risk. In addition, certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

38  |  Wells Fargo Income Plus Fund

Consolidated notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $149,187,503 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$7,624,160

Gross unrealized losses	(3,931,157)

Net unrealized gains	$3,693,003

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to losses from a controlled foreign corporation. At September 30, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(45,737)	$45,737

As of September 30, 2020, the Fund had capital loss carryforwards which consist of $584,258 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the

Wells Fargo Income Plus Fund  |  39

Consolidated notes to financial statements

highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$9,559,755	$0	$9,559,755

Common stocks

Energy	209,779	0	0	209,779

Corporate bonds and notes	0	47,358,379	0	47,358,379

Exchange-traded funds	10,095,257	0	0	10,095,257

Foreign corporate bonds and notes	0	15,641,549	0	15,641,549

Foreign government bonds	0	6,001,942	0	6,001,942

Loans	0	3,167,111	167,387	3,334,498

Municipal obligations	0	456,937	0	456,937

Non-agency mortgage-backed securities	0	27,556,033	0	27,556,033

Rights

Utilities	0	6,842	0	6,842

U.S. Treasury securities	4,336,598	0	0	4,336,598

Yankee corporate bonds and notes	0	13,102,826	0	13,102,826

Yankee government bonds	0	2,910,464	0	2,910,464

Short-term investments

Investment companies	11,344,335	0	0	11,344,335

	25,985,969	125,761,838	167,387	151,915,194
Futures contracts	15,923	0	0	15,923

Forward foreign currency contracts	0	327,801	0	327,801

Credit default swap contracts	0	845,607	0	845,607

Total assets	$26,001,892	$126,935,246	$167,387	$153,104,525

Liabilities
Futures contracts	$155,142	$0	$0	$155,142

Forward foreign currency contracts	0	68,877	0	68,877

Total liabilities	$155,142	$68,877	$0	$224,019

Additional sector, industry or geographic detail is included in the Consolidated Portfolio of Investments.

40  |  Wells Fargo Income Plus Fund

Consolidated notes to financial statements

Futures contracts, forward foreign currency contracts and swap contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the tables following the Consolidated Portfolio of Investments. For futures contracts and centrally cleared swaps, the current day’s variation margin is reported on the Consolidated Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended September 30, 2020, the Fund had no material transfers into/out of Level 3.

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.525%

Next $500 million	0.500

Next $2 billion	0.475

Next $2 billion	0.450

Next $5 billion	0.415

Over $10 billion	0.405

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”) is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. Prior to August 3, 2020 Wells Fargo Asset Management (International), Limited, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, also served as a subadviser to the Fund and was entitled to receive a fee from Funds Management at an annual rate which started at 0.35% and declined to 0.20% as the average daily net assets of the Fund increased.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for

Wells Fargo Income Plus Fund  |  41

Consolidated notes to financial statements

Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2020, Funds Distributor received $17 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Other transactions

On August 14, 2020, Class C of the Fund was reimbursed by Funds Management in the amount of $4,844. The reimbursement was made in connection with resolving certain fee reimbursements.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$15,814,463	$108,544,235	$11,363,918	$111,322,498

As of September 30, 2020, the Fund had no unfunded term loan commitments.

7. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$4,636,840	$(4,636,840)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

42  |  Wells Fargo Income Plus Fund

Consolidated notes to financial statements

8. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2020, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes and credit default swap contracts as a substitute for taking a position in the underlying security or index to potentially enhance the Fund’s total return.

The volume of the Fund’s derivative activity during the year ended September 30, 2020 was as follows:

Futures contracts

Average notional balance on long futures	$23,504,228

Average notional balance on short futures	53,888,235
Forward foreign currency contracts

Average contract amounts to buy	$9,690,440

Average contract amounts to sell	28,709,822
Credit default swap contracts

Average notional balance	$17,688,926

The Subsidiary’s credit default swap agreement contains provisions for early termination in the event the net assets of the Subsidiary declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions.

A summary of the location of derivative instruments on the consolidated financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2020 by primary risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Consolidated Statement of Assets and Liabilities location	Fair value		Consolidated Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on futures contracts	$15,923	*	Unrealized losses on futures contracts	$155,142	*

Foreign currency risk	Unrealized gains on forward foreign currency contracts	327,801		Unrealized gains on forward foreign currency contracts	68,877

Credit risk	Net unrealized gains on swap contracts	845,607	*	Net unrealized losses on swap contracts	0	*

		$1,189,331			$224,019

*

Amount represents cumulative unrealized gains (losses) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin as of September 30, 2020 is reported separately on the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended September 30, 2020 was as follows for the Fund:

	Amount of realized gains on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$1,293,079	$0	$0	$1,293,079

Foreign currency risk	0	637,536	0	637,536

Credit risk	0	0	(552,003)	(552,003)

	$1,293,079	$637,536	$(552,003)	$1,378,612

	Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Swap contracts	Total

Interest rate risk	$(683,605)	$0	$0	$(683,605)

Foreign currency risk	0	(18,859)	0	(18,859)

Credit risk	0	0	773,452	773,452

	$(683,605)	$(18,859)	$773,452	$70,988

Wells Fargo Income Plus Fund  |  43

Consolidated notes to financial statements

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Consolidated Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

Morgan Stanley	$117,941	$(35,325)	$0	$82,616

State Street	15,913	0	(88)	15,825

Citibank	193,947	(33,552)	(160,395)	0

Counterparty	Gross amounts of liabilities in the Consolidated Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities

Morgan Stanley	$35,325	$(35,325)	$0	$0

Citibank	33,552	(33,552)	0	0

9. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $5,071,328 and $5,951,587 of ordinary income for the years ended September 30, 2020 and September 30, 2019, respectively.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$154,391	$3,693,003	$(584,258)

44  |  Wells Fargo Income Plus Fund

Consolidated notes to financial statements

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the consolidated financial statements.

13. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Income Plus Fund  |  45

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Income Plus Fund (formerly, Wells Fargo Strategic Income Fund) and subsidiary (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of September 30, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the four-year period then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

46  |  Wells Fargo Income Plus Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended September 30, 2020, $3,188,842 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Income Plus Fund  |  47

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

48  |  Wells Fargo Income Plus Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Income Plus Fund  |  49

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 77 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

50  |  Wells Fargo Income Plus Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Income Plus Fund

(formerly, Wells Fargo Strategic Income Fund)

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Income Plus Fund (formerly, Wells Fargo Strategic Income Fund, the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) investment sub-advisory agreements (the “Sub-Advisory Agreements”) with each of Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited (collectively, the “Sub-Advisers”), both affiliates of Funds Management. The Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Income Plus Fund  |  51

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for the one- and five-year periods ended December 31, 2019, and in range of the average investment performance of the Universe for the three-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the three-year period ended March 31, 2020, and lower than the average investment performance of the Universe for the one- and five-year periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays U.S. Universal Bond Index, for the three-year period ended December 31, 2019, and lower than its benchmark for the one- and five-year periods ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Bloomberg Barclays U.S. Universal Bond Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after the payment of fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

52  |  Wells Fargo Income Plus Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

Wells Fargo Income Plus Fund  |  53

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

54  |  Wells Fargo Income Plus Fund

Appendix I (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Income Plus Fund  |  55

Appendix II (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

56  |  Wells Fargo Income Plus Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00556 11-20

A263/AR263 09-20

Annual Report

September 30, 2020

Wells Fargo

Global Investment Grade Credit Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Global Investment Grade Credit Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Investment Grade Credit Fund for the 12-month period that ended September 30, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April on to more than offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had broadly positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 15.15%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 3.00%, while the MSCI EM Index (Net)3 had stronger performance, with a 10.54% gain. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.98%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 5.48%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.09% while the ICE BofA U.S. High Yield Index7 returned 2.30%.

The period began with mixed economic readings.

The fourth quarter of 2019 started on a strong note. U.S.-China trade tensions, which had been building for months, relaxed in October; optimism rose for a U.K. Brexit deal; and macroeconomic data turned positive. The initial estimate of U.S. third-quarter gross domestic product (GDP) growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite strength among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the U.S. Federal Reserve (Fed) lowered interest rates a quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to an all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Investment Grade Credit Fund

Letter to shareholders (unaudited)

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little impact on the markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on Chinese and global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real GDP shrank 3.8%, with the composite April Flash Purchasing Managers’ Index (PMI), a monthly survey of purchasing managers, falling to an all-time low of 13.5. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread strong monthly gains. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. PMIs reflected

“The global spread of COVID-19 led country after country to clamp down on social and business related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Global Investment Grade Credit Fund  |  3

Letter to shareholders (unaudited)

“The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July.”

weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened, with both U.S. and U.K. retail sales rebounding sharply in May. However, year over year, sales remained depressed. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 bonus weekly unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By month-end, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was a broadly positive month for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. In July, a rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the expiration of the $600 weekly bonus unemployment benefit at the end of July. U.S. stocks had strong monthly gains, led by the FAANG stocks—Facebook, Apple, Amazon, Netflix, and Google (Alphabet)—which dominate these indices and continued to rally. U.S. stocks generally surpassed other broadly positive global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. The U.S. Flash PMIs for both manufacturing and services beat expectations while U.S. housing market indicators were strong. In Europe, retail sales expanded and consumer confidence remained steady. China’s economy continued its fairly steady expansion. Overall, developed markets performed better than emerging market equities for the month of August as people took comfort in better-known equities in perceived safer markets.

Stocks grew more volatile in September on mixed economic data. U.S. PMIs showed solid growth in economic activity in both manufacturing and services. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, the fifth straight month of improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s service sector had its strongest PMI reading in seven years.

4  |  Wells Fargo Global Investment Grade Credit Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

Further information regarding the potential risks associated with the discontinuation of LIBOR can be found in the Fund’s Statement of Additional Information.

Wells Fargo Global Investment Grade Credit Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Fargo Asset Management (International) Limited

Portfolio managers

Henrietta Pacquement, CFA®‡

Scott M. Smith, CFA®‡

Alex Temple

Jonathan Terry, CFA®‡

Average annual total returns (%) as of September 30, 2020

					Expense ratios[1] (%)

	Inception date	1 year	Since inception		Gross	Net[2]

Class R6 (WGCRX)	2-28-2019	6.10	9.38		0.86	0.45

Institutional Class (WGCIX)	2-28-2019	6.04	9.33		0.91	0.50

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)[3]	–	5.80	9.28	*	–	–
*	Based on the inception date of the oldest Fund class.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6 and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to municipal securities risk, high-yield securities risk, and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights (unaudited)

Growth of $1,000,000 investment as of September 30, 2020[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through January 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class R6 and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) measures the credit sector of the global investment grade fixed-rate bond market, including corporate, government and agency securities, hedged in USD. You cannot invest directly in an index.

[4]

The chart compares the performance of the Institutional Class shares since inception with the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD). The chart assumes a hypothetical investment of $1,000,000 in Institutional Class shares shares and reflects all operating expenses .

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[7]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Global Investment Grade Credit Fund  |  7

Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD), for the 12-month period that ended September 30, 2020.

∎	Performance was primarily driven by security selection.

∎	Active participation in cheap new deals from issuers refinancing short-term debt with longer-term debt was a source of outperformance.

The coronavirus pandemic was met by a global fiscal and monetary response.

The 12 months ending September 30, 2020, were characterized by the impact and subsequent monetary and fiscal response to the coronavirus crisis. The final quarter of 2019 through February 2020 saw spreads tighten as political risks dissipated, including a first-round trade deal between China and the United States and additional Brexit clarity following a snap U.K. general election. March 2020 saw spreads sell off aggressively as the liquidity of all asset classes, including U.S. Treasuries and corporate bonds, became challenged as the world adapted to the impact of the coronavirus. While each jurisdiction had its own fiscal response, the major central banks reacted aggressively, cutting interest rates and restarting/upsizing quantitative easing programs, including the purchase of corporate bonds.

The U.S. 10-year government bond yield declined by 98 basis points (bps; 100 bps equal 1.00%) over the one-year period. The option-adjusted spread for the benchmark moved from 108 bps in September 2019 to just 90 bps in January 2020 before widening to 287 bps in March and subsequently tightening to close at 126 bps in September 2020.

We actively rotated the portfolio.

In the fourth quarter of 2019, the Fund added to the financials and reduced some of the communications overweight, reflecting relative-value opportunities. The allocation to BBB-rated credits was increased by 2% as the European Central Bank restarted its corporate bond purchasing program. We used the market rebound at the end of March to reduce exposure to previously high-quality names that could struggle as the lockdown is gradually lifted and social distancing rules remain in place. Names including Darden Restaurants and U.K. holiday parks owner Centre Parcs were exchanged for credits with better near-term momentum and liquidity. The Fund continued to be very active in the new issue market throughout the second and third quarters of 2020. In the third quarter, we added more subordinated paper from higher-quality issuers as opposed to reaching into senior paper from lower-quality issuers.

Ten largest holdings (%) as of September 30, 2020[4]

Citigroup Incorporated, 3.30%, 4-27-2025	1.50

Morgan Stanley, 3.13%, 7-27-2026	1.36

Bank of America Corporation, 4.13%, 1-22-2024	1.34

American International Group Incorporated, 4.75%, 4-1-2048	1.18

Toronto Dominion Bank, 3.23%, 7-24-2024	1.06

Goldman Sachs Group Incorporated, 3.63%, 1-22-2023	1.03

Intercontinental Exchange Incorporated, 3.75%, 12-1-2025	0.98

Tencent Holdings Limited. 3.60%, 1-19-2028	0.98

Cantor Fitzgerald LP, 4.88%, 5-1-2024	0.95

U.S. Treasury Bond, 2.00%, 2-15-2050	0.93

Portfolio composition as of September 30, 2020[6]

Please see footnotes on page 7.

8  |  Wells Fargo Global Investment Grade Credit Fund

Performance highlights

Effective maturity distribution as of September 30, 2020[6]

Credit quality as of September 30, 2020[7]

Record volumes of issuance provide an opportunity for alpha.

From September 2019 through March 2020, overweights to telecommunications, BBB-rated, and sterling-denominated credits all contributed to performance as spreads compressed and fears of a hard Brexit subsided. Generous new issue premiums from corporate issuers in the second and third quarters of 2020 helped drive performance as high-quality issuers scrambled to refinance shorter-term debt with longer-term debt and build cash buffers ahead of a second wave of the coronavirus. Underweighting sectors and credits hardest hit by the pandemic also contributed to performance as many have struggled to recover or have been downgraded aggressively by rating agencies.

Detractors

In the final quarter of 2019, at a market level, low-spread-duration and high-quality securities underperformed their lower-quality and longer-duration counterparts. The Fund had a small allocation to U.S. Treasuries, which underperformed as spreads tightened. Underperformers include high-quality issuers such as PacifiCorp Utility; Apple Incorporated; and Mars, Incorporated. In the March sell-off, the BBB-rating cohort, to which the Fund has a 10% overweight, was the worst-performing rating cohort with only the AAA-rating cohort posting positive absolute returns. Within credit, the energy sector overweight underperformed as a price war between Saudi Arabia and Russia in early March led to a one-day decline of more than 25% in crude oil prices.

Ongoing economic weakness could lead to looser monetary policy.

We expect demand for global investment-grade credit to persist as investors hunt for yield. The pace of flows could, however, slow down as market valuations become more balanced. While all-in yields are still around historical lows, they remain attractive relative to other asset classes, and particularly on a global basis given the significant volume of negative-yielding debt. After a record amount of new issue supply the past two quarters, we expect supply in the fourth quarter in the U.S. and Europe to be low, with some suggesting only $100 billion total in the U.S. and volumes in Europe dropping off as the reporting season commences. We believe this will serve as a large technical factor and offset potential negatives.

Please see footnotes on page 7.

Wells Fargo Global Investment Grade Credit Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical”

line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4-1-2020	Ending account value 9-30-2020	Expenses paid during the period[1]	Annualized net expense ratio

Class R6

Actual	$1,000.00	$1,106.19	$2.38	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28	0.45%

Institutional Class

Actual	$1,000.00	$1,105.78	$2.64	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Asset-Backed Securities: 1.61%
American Airlines Series 2014-1 Class A Pass-Through Trust	3.70%	4-1-2028	$256,074	$212,701
British Airways Series 2019-1 Class AA Pass-Through Trust 144A	3.30	6-15-2034	626,526	587,198
Delta Air Lines Series 2019-1 Class AA Pass-Through Trust	3.20	10-25-2025	440,000	438,426

Total Asset-Backed Securities (Cost $1,321,573)				1,238,325

Corporate Bonds and Notes: 52.37%

Communication Services: 7.13%

Diversified Telecommunication Services: 3.76%
AT&T Incorporated	2.75	6-1-2031	225,000	236,586
AT&T Incorporated	3.65	6-1-2051	505,000	509,691
AT&T Incorporated	4.25	3-1-2027	555,000	644,086
T-Mobile USA Incorporated 144A	2.55	2-15-2031	60,000	62,165
T-Mobile USA Incorporated 144A%%	3.30	2-15-2051	235,000	231,292
T-Mobile USA Incorporated 144A	3.75	4-15-2027	220,000	246,299
Verizon Communications Incorporated	2.88	1-15-2038	200,000	289,852
Verizon Communications Incorporated	4.13	8-15-2046	545,000	670,961

				2,890,932

Entertainment: 0.22%
The Walt Disney Company	3.60	1-13-2051	150,000	168,908

Media: 3.15%
Charter Communications Operating LLC	2.80	4-1-2031	135,000	140,026
Charter Communications Operating LLC	4.91	7-23-2025	395,000	456,569
Comcast Corporation	3.40	4-1-2030	155,000	178,794
Cox Communications Incorporated 144A	4.60	8-15-2047	390,000	486,643
Discovery Incorporated	5.30	5-15-2049	190,000	232,766
Fox Corporation	4.71	1-25-2029	575,000	688,625
ViacomCBS Incorporated	4.95	1-15-2031	200,000	239,173

				2,422,596

Consumer Discretionary: 1.82%

Automobiles: 0.72%
Ford Motor Company	9.00	4-22-2025	170,000	194,907
General Motors Company	6.13	10-1-2025	310,000	360,041

				554,948

Hotels, Restaurants & Leisure: 0.35%
McDonald’s Corporation	1.45	9-1-2025	200,000	205,915
McDonald’s Corporation	4.20	4-1-2050	50,000	60,716

				266,631

Internet & Direct Marketing Retail: 0.32%
Booking Holdings Incorporated	1.80	3-3-2027	200,000	247,016

Multiline Retail : 0.04%
Target Corporation	2.65	9-15-2030	25,000	27,963

Specialty Retail: 0.17%
Home Depot Incorporated	2.70	4-15-2030	65,000	72,315
TJX Companies Incorporated	3.88	4-15-2030	50,000	59,261

				131,576

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  11

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Textiles, Apparel & Luxury Goods: 0.22%
Ralph Lauren Corporation	2.95%	6-15-2030	$160,000	$166,938

Consumer Staples: 3.74%

Beverages: 2.09%
Anheuser-Busch InBev Finance Incorporated	3.65	2-1-2026	485,000	541,546
Coca Cola Company	0.13	3-15-2029	400,000	465,474
Coca Cola Company	1.65	6-1-2030	95,000	98,285
Keurig Dr Pepper Incorporated	4.60	5-25-2028	415,000	498,099

				1,603,404

Food & Staples Retailing: 0.25%
Walmart Incorporated	3.70	6-26-2028	165,000	195,000

Food Products: 0.79%
Mars Incorporated 144A	3.95	4-1-2049	320,000	386,498
Smithfield Foods Incorporated 144A	3.00	10-15-2030	220,000	222,218

				608,716

Tobacco: 0.61%
BAT Capital Corporation	4.54	8-15-2047	440,000	470,242

Energy: 5.01%

Oil, Gas & Consumable Fuels: 5.01%
BP Capital Markets America Incorporated	2.75	5-10-2023	300,000	316,250
Energy Transfer Operating Partners LP	3.75	5-15-2030	245,000	237,129
Energy Transfer Operating Partners LP	6.25	4-15-2049	650,000	668,877
Exxon Mobil Corporation	2.61	10-15-2030	435,000	469,200
Kinder Morgan Energy Partners LP	5.40	9-1-2044	335,000	388,138
Marathon Petroleum Corporation	3.80	4-1-2028	375,000	407,140
MPLX LP	4.00	3-15-2028	530,000	578,310
Sabine Pass Liquefaction LLC 144A	4.50	5-15-2030	165,000	185,704
Sabine Pass Liquefaction LLC	5.75	5-15-2024	530,000	599,978

				3,850,726

Financials: 16.48%

Banks: 4.13%
Bank of America Corporation	4.13	1-22-2024	930,000	1,029,910
Citigroup Incorporated	3.30	4-27-2025	1,045,000	1,150,480
Huntington Bancshares Incorporated	2.55	2-4-2030	70,000	73,101
JPMorgan Chase & Company (U.S. SOFR +2.52%) ±	2.96	5-13-2031	225,000	240,504
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	220,000	248,712
Santander Holdings USA Incorporated	4.40	7-13-2027	390,000	429,369

				3,172,076

Capital Markets: 6.57%
Belrose Funding Trust 144A	2.33	8-15-2030	285,000	281,451
Blackrock Incorporated	1.90	1-28-2031	55,000	57,031
Cantor Fitzgerald LP 144A	4.88	5-1-2024	670,000	733,106
Five Corners Funding Trust 144A	2.85	5-15-2030	100,000	107,861
Five Corners Funding Trust 144A	4.42	11-15-2023	10,000	11,111
Goldman Sachs Group Incorporated	3.63	1-22-2023	740,000	790,975
Intercontinental Exchange	3.00	6-15-2050	215,000	225,417
Morgan Stanley	3.13	7-27-2026	945,000	1,043,211

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Capital Markets (continued)
Morgan Stanley	3.70%	10-23-2024	$520,000	$576,342
Raymond James Financial Services Incorporated	4.65	4-1-2030	135,000	164,128
Raymond James Financial Services Incorporated	4.95	7-15-2046	435,000	561,437
S&P Global Incorporated	1.25	8-15-2030	155,000	152,381
S&P Global Incorporated	2.30	8-15-2060	140,000	125,372
State Street Corporation	2.40	1-24-2030	200,000	217,881

				5,047,704

Consumer Finance: 2.10%
American Express Credit Corporation	3.30	5-3-2027	470,000	530,596
Aviation Capital Group LLC 144A	5.50	12-15-2024	510,000	526,094
Harley Davidson Financial Services Company 144A	3.35	6-8-2025	60,000	62,753
Hyundai Capital America 144A	1.80	10-15-2025	500,000	497,243

				1,616,686

Diversified Financial Services: 0.98%
Intercontinental Exchange Incorporated	3.75	12-1-2025	670,000	756,563

Insurance: 2.70%
American International Group Incorporated	4.75	4-1-2048	740,000	905,285
Berkshire Hathaway Incorporated	2.38	6-19-2039	100,000	144,801
Brighthouse Financial Incorporated	4.70	6-22-2047	390,000	372,944
Empower Finance 2020 LP 144A	1.78	3-17-2031	500,000	499,692
Unum Group	4.50	12-15-2049	160,000	154,731

				2,077,453

Health Care: 3.00%

Biotechnology: 0.93%
AbbVie Incorporated 144A	2.60	11-21-2024	405,000	429,498
AbbVie Incorporated 144A	4.25	11-21-2049	245,000	289,382

				718,880

Health Care Providers & Services: 1.10%
Anthem Incorporated	2.25	5-15-2030	30,000	30,789
CVS Health Corporation	3.70	3-9-2023	192,000	205,662
CVS Health Corporation	4.25	4-1-2050	165,000	193,504
CVS Health Corporation	4.30	3-25-2028	180,000	210,568
UnitedHealth Group Incorporated	2.90	5-15-2050	195,000	203,221

				843,744

Life Sciences Tools & Services: 0.30%
Thermo Fisher Scientific Incorporated	1.50	10-1-2039	200,000	233,941

Pharmaceuticals: 0.67%
Royalty Pharma plc 144A	2.20	9-2-2030	515,000	511,990

Industrials: 4.32%

Aerospace & Defense: 0.70%
United Technologies Corporation	4.13	11-16-2028	455,000	538,455

Airlines: 0.91%
Aviation Capital Group Corporation 144A	2.88	1-20-2022	430,000	426,721
US Airways Group Incorporated	4.63	12-3-2026	326,529	270,572

				697,293

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  13

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Industrial Conglomerates: 0.67%
General Electric Company	3.63%	5-1-2030	$495,000	$513,337

Machinery: 0.20%
Caterpillar Incorporated	3.25	4-9-2050	95,000	106,438
Deere & Company	3.10	4-15-2030	40,000	45,759

				152,197

Professional Services: 0.72%
Equifax Incorporated	2.60	12-1-2024	400,000	426,906
Equifax Incorporated	3.10	5-15-2030	120,000	130,647

				557,553

Road & Rail: 1.12%
Penske Truck Leasing Company LP 144A	3.45	7-1-2024	405,000	438,328
Union Pacific Corporation	2.40	2-5-2030	390,000	419,507

				857,835

Information Technology: 5.61%

Communications Equipment: 0.89%
Motorola Solutions Incorporated	4.60	2-23-2028	590,000	688,518

Electronic Equipment, Instruments & Components: 0.32%
Jabil Incorporated	3.60	1-15-2030	230,000	244,607

IT Services: 1.06%
Fiserv Incorporated	2.65	6-1-2030	70,000	75,274
Fiserv Incorporated	3.50	7-1-2029	215,000	244,699
Western Union Company	4.25	6-9-2023	460,000	496,600

				816,573

Semiconductors & Semiconductor Equipment: 1.66%
Broadcom Incorporated	3.15	11-15-2025	145,000	156,393
Broadcom Incorporated	4.15	11-15-2030	255,000	286,285
Microchip Technology Incorporated 144A	2.67	9-1-2023	230,000	238,093
Qualcomm Incorporated	3.25	5-20-2027	530,000	593,936

				1,274,707

Software: 0.12%
Oracle Corporation	3.60	4-1-2050	85,000	94,777

Technology Hardware, Storage & Peripherals: 1.56%
Apple Incorporated	2.95	9-11-2049	200,000	218,680
Apple Incorporated	3.60	7-31-2042	100,000	187,746
Dell International LLC / EMC Corporation 144A	5.45	6-15-2023	505,000	553,652
Dell International LLC / EMC Corporation 144A	6.20	7-15-2030	145,000	173,864
NetApp Incorporated	2.70	6-22-2030	60,000	62,083

				1,196,025

Materials: 1.37%

Chemicals: 1.37%
Linde Incorporated	1.10	8-10-2030	310,000	300,147
Nutrition and Biosciences Incorporated 144A	2.30	11-1-2030	520,000	523,348

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Chemicals (continued)
Westlake Chemical Corporation	1.63%	7-17-2029		$200,000	$230,415

					1,053,910

Real Estate: 1.64%

Equity REITs: 0.83%
Equinix Incorporated	2.15	7-15-2030		465,000	470,734
Sabra Health Care LP / Sabra Capital Corporation	4.80	6-1-2024		160,000	168,096

					638,830

Real Estate Management & Development: 0.81%
ACC Operating Partnership	3.88	1-30-2031		210,000	229,155
Simon Property Group LP	3.25	9-13-2049		425,000	388,873

					618,028

Utilities: 2.25%

Electric Utilities: 2.00%
Duke Energy Florida LLC	1.75	6-15-2030		140,000	142,512
Firstenergy Corporation	2.25	9-1-2030		230,000	224,785
Nevada Power Company	2.40	5-1-2030		195,000	209,324
New York State Electric & Gas Corporation 144A	3.25	12-1-2026		220,000	247,316
PacifiCorp	3.50	6-15-2029		495,000	574,821
Union Electric Company	2.95	3-15-2030		125,000	140,471

					1,539,229

Multi-Utilities: 0.25%
Oglethorpe Power Corporation 144A	3.75	8-1-2050		195,000	193,784

Total Corporate Bonds and Notes (Cost $37,431,419)					40,260,291

Foreign Corporate Bonds and Notes: 28.41%

Communication Services: 1.01%

Diversified Telecommunication Services: 0.54%
Deutsche Telekom International Finance BV	2.25	4-13-2029	GBP	300,000	413,478

Wireless Telecommunication Services: 0.47%
Rogers Communications Incorporated	5.34	3-22-2021	CAD	300,000	230,359
Tele2 AB	2.13	5-15-2028	EUR	100,000	129,052

					359,411

Consumer Discretionary: 0.33%

Textiles, Apparel & Luxury Goods: 0.33%
Burberry Group plc	1.13	9-21-2025	GBP	200,000	255,950

Consumer Staples: 0.48%

Beverages: 0.17%
Coca-Cola European Partners plc	1.50	11-8-2027	EUR	100,000	127,708

Food & Staples Retailing: 0.31%
Tesco Corporate Treasury Services plc	0.88	5-29-2026	EUR	200,000	238,508

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  15

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Energy: 1.14%

Oil, Gas & Consumable Fuels: 1.14%
Shell International Finance BV	1.00%	12-10-2030	GBP	500,000	$637,302
Total SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.75%) ±	2.71	12-29-2049	EUR	200,000	242,395

					879,697

Financials: 15.93%

Banks: 8.38%
Argenta Spaarbank NV (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.95%) ±	3.88	5-24-2026	EUR	200,000	238,031
Banco BPM SpA	2.50	6-21-2024	EUR	200,000	239,436
Banco de Sabadell SA	1.13	3-27-2025	EUR	200,000	224,545
Bankia SA	1.13	11-12-2026	EUR	100,000	117,285
Bankinter SA	0.63	10-6-2027	EUR	200,000	229,046
Banque Federative du Credit Mutuel	3.00	5-21-2024	EUR	200,000	255,141
Barclays plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.32%) ±	2.38	10-6-2023	GBP	100,000	131,728
Bawag Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.30%) ±	2.38	3-26-2029	EUR	100,000	119,751
BNP Paribas	1.25	3-19-2025	EUR	300,000	366,034
Caixabank SA	0.63	10-1-2024	EUR	100,000	116,307
Credit Agricole Assurances	2.00	7-17-2030	EUR	300,000	358,384
FCA Bank SpA	1.63	9-29-2021	GBP	100,000	128,983
Jyske Bank AS (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.90%) ±	2.25	4-5-2029	EUR	300,000	361,101
Kutxabank SA	0.50	9-25-2024	EUR	100,000	116,408
Landesbank Baden-Wurttemberg (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.77%) ±	2.88	5-27-2026	EUR	100,000	116,511
Landsbankinn HF	1.38	3-14-2022	EUR	100,000	119,181
Lloyds Banking Group plc (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +0.85%) ±	0.50	11-12-2025	EUR	200,000	233,334
Lloyds Banking Group plc	2.25	10-16-2024	GBP	100,000	133,420
Mizuho Financial Group	0.80	4-15-2030	EUR	400,000	475,766
NIBC Bank NV	2.00	4-9-2024	EUR	200,000	236,997
Raiffeisen Bank International AG (EURIBOR ICE Swap Rate 11:00am +3.15%) ±	2.88	6-18-2032	EUR	200,000	240,124
Royal Bank of Canada	1.97	3-2-2022	CAD	200,000	153,266
Royal Bank of Canada	2.00	3-21-2022	CAD	400,000	306,936
Royal Bank of Scotland Group plc (GBP Swap Semi Annual (vs. 6 Month LIBOR) 1 Year +1.49%) ±	2.88	9-19-2026	GBP	200,000	272,294
Toronto Dominion Bank	3.23	7-24-2024	CAD	1,000,000	818,392
Unicaja Banco SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.11%) ±	2.88	11-13-2029	EUR	100,000	111,383
Unicredit SpA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.80%) ±	2.73	1-15-2032	EUR	200,000	221,007

					6,440,791

Capital Markets: 1.74%
Credit Suisse Group AG (UK Gilts 1 Year +2.23%) ±	2.25	6-9-2028	GBP	300,000	397,224
Deutsche Bank AG	0.38	1-18-2021	EUR	200,000	234,607
Phoenix PIB Dutch Finance BV	2.38	8-5-2025	EUR	200,000	236,206
UBS Group AG (EUR Swap Annual (vs. 6 Month EURIBOR) 1 Year +0.55%) ±	0.25	1-29-2026	EUR	400,000	468,834

					1,336,871

Consumer Finance: 1.24%
LeasePlan Corporation NV	1.38	3-7-2024	EUR	200,000	236,807
PSA Banque France	0.63	6-21-2024	EUR	300,000	354,312
Transurban Finance Company	1.75	3-29-2028	EUR	300,000	367,006

					958,125

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Diversified Financial Services: 1.41%
Bevco Lux Sarl	1.75%	2-9-2023	EUR	300,000	$359,541
Nykredit Realkredit AS	0.88	1-17-2024	EUR	300,000	358,425
SELP Finance Sarl	1.50	11-20-2025	EUR	300,000	363,287

					1,081,253

Insurance: 2.86%
Aviva plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +5.13%) ±	6.13	7-5-2043	EUR	100,000	132,926
Aviva plc (ICE LIBOR GBP 6 Month +4.14%) ±	6.63	6-3-2041	GBP	200,000	266,934
Legal & General Group plc (U.S. Treasury 3 Month Bill +9.33%) ±	10.00	7-23-2041	GBP	200,000	276,457
Mandatum Life Insurance Company Limited (3 Month EURIBOR +2.30%) ±	1.88	10-4-2049	EUR	300,000	350,820
Munich Re Group (ICE LIBOR GBP 3 Month +4.95%) ±	6.63	5-26-2042	GBP	200,000	280,687
Sampo Oyj	1.63	2-21-2028	EUR	200,000	256,999
Sampo Oyj (3 Month EURIBOR +4.05%) ±	3.38	5-23-2049	EUR	200,000	258,599
Swiss Re Finance (Luxembourg) SA (EURIBOR ICE Swap Rate 11:00am +2.85%) ±	2.53	4-30-2050	EUR	300,000	375,491

					2,198,913

Thrifts & Mortgage Finance: 0.30%
Aareal Bank AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.90%) ±	4.25	3-18-2026	EUR	200,000	230,914

Health Care: 2.13%

Biotechnology: 0.76%
GlaxoSmithKline Capital Incorporated	1.63	5-12-2035	GBP	250,000	329,000
Lonza Finance International NV	1.63	4-21-2027	EUR	200,000	251,453

					580,453

Health Care Equipment & Supplies: 0.28%
Motability Operations Group plc	2.38	7-3-2039	GBP	150,000	218,225

Health Care Providers & Services: 0.48%
Fresenius Medical Care AG & Company	1.50	5-29-2030	EUR	300,000	369,191

Pharmaceuticals: 0.61%
Bayer AG (EURIBOR ICE Swap Rate 11:00am +2.65%) ±	2.38	11-12-2079	EUR	100,000	115,256
Bayer AG (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.11%) ±	3.13	11-12-2079	EUR	100,000	118,029
Merck KGaA (EURIBOR ICE Swap Rate 11:00am +1.95%) ±	1.63	6-25-2079	EUR	200,000	236,017

					469,302

Industrials: 0.48%

Aerospace & Defense: 0.32%
MTU Aero Engines AG	3.00	7-1-2025	EUR	200,000	245,187

Containers & Packaging: 0.16%
Brambles Finance plc	1.50	10-4-2027	EUR	100,000	122,405

Information Technology: 0.63%

IT Services: 0.47%
Edenred Company	1.38	6-18-2029	EUR	300,000	363,888

Semiconductors & Semiconductor Equipment: 0.16%
ASML Holding NV	0.63	5-7-2029	EUR	100,000	120,780

Materials: 2.05%

Chemicals: 1.73%
Arkema SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +1.57%) ±	1.50	12-31-2099	EUR	200,000	223,374
Arkema SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.87%) ±	2.75	12-31-2099	EUR	300,000	358,858

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  17

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal		Value
Chemicals (continued)
Covestro AG	0.88%	2-3-2026	EUR	100,000	$118,380
Sika Capital BV	1.50	4-29-2031	EUR	100,000	128,747
Solvay SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.92%) ±	4.25	12-31-2099	EUR	200,000	246,214
Syngenta Finance NV	3.38	4-16-2026	EUR	200,000	251,659

					1,327,232

Paper & Forest Products: 0.32%
Mondi Finance plc	1.63	4-27-2026	EUR	200,000	250,182

Real Estate: 1.37%

Equity REITs: 0.16%
Inmobiliaria Colonial SA	1.45	10-28-2024	EUR	100,000	120,613

Real Estate Management & Development: 1.21%
Akelius Residential Property AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +2.48%) ±	2.25	5-17-2081	EUR	200,000	221,673
Akelius Residential Property AB (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.49%) ±	3.88	10-5-2078	EUR	200,000	240,938
Heimstaden Bostad AB	1.13	1-21-2026	EUR	200,000	233,929
Heimstaden Bostad AB	1.38	3-3-2027	EUR	200,000	235,180

					931,720

Utilities: 2.86%

Electric Utilities: 2.25%
Electricite de France SA (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.37%) ±	2.88	12-31-2099	EUR	200,000	228,757
Electricite de France SA	5.50	10-17-2041	GBP	200,000	379,130
Enel Finance International NV	0.38	6-17-2027	EUR	100,000	117,691
ESB Finance Designated Activity Company	1.13	6-11-2030	EUR	200,000	252,016
Fortum Oyj	0.88	2-27-2023	EUR	200,000	238,696
Orsted A/S (EURIBOR ICE Swap Rate 11:00am +1.95%) ±	1.75	12-9-2099	EUR	200,000	234,315
Reseau de Transport d’Electricite	1.88	10-23-2037	EUR	200,000	281,140

					1,731,745

Gas Utilities: 0.30%
APT Pipelines Limited	2.00	7-15-2030	EUR	180,000	228,403

Water Utilities: 0.31%
FCC Aqualia SA	1.41	6-8-2022	EUR	200,000	237,392

Total Foreign Corporate Bonds and Notes (Cost $20,739,012)					21,838,337

Municipal Obligations: 0.31%

New Jersey: 0.31%

Transportation Revenue: 0.31%
New Jersey State Transportation Trust Fund Authority Transportation System Refunding Bond Series B	4.13	6-15-2042		$250,000	238,265

Total Municipal Obligations (Cost $250,000)					238,265

U.S. Treasury Securities: 0.97%
U.S. Treasury Bond	2.00	2-15-2050		635,000	718,245
U.S. Treasury Note	0.63	5-15-2030		30,000	29,892

Total U.S. Treasury Securities (Cost $740,924)					748,137

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Yankee Corporate Bonds and Notes: 13.76%

Communication Services: 2.41%

Diversified Telecommunication Services: 0.59%
Telefonica Emisiones SAU	4.10%	3-8-2027	$400,000	$454,766

Interactive Media & Services: 0.98%
Tencent Holdings Limited 144A	3.60	1-19-2028	685,000	753,774

Wireless Telecommunication Services: 0.84%
Vodafone Group plc	4.38	5-30-2028	545,000	644,978

Consumer Discretionary: 0.68%

Automobiles: 0.68%
Nissan Motor Company 144A	3.52	9-17-2025	260,000	262,728
Nissan Motor Company 144A	4.35	9-17-2027	260,000	261,026

				523,754

Consumer Staples: 0.91%

Household Products: 0.77%
Reckitt Benckiser Treasury Services plc 144A	2.75	6-26-2024	555,000	590,815

Tobacco: 0.14%
Imperial Brands Finance plc 144A	3.50	7-26-2026	100,000	108,158

Energy: 0.51%

Oil, Gas & Consumable Fuels: 0.51%
BP Capital Markets plc (EUR Swap Annual (vs. 6 Month EURIBOR) 5 Year +3.88%) ±(s)	3.25	3-22-2026	100,000	120,395
BP Capital Markets plc (U.S. Treasury 3 Month Bill +4.17%) ±(s)	4.25	3-22-2027	100,000	135,164
Equinor ASA	2.38	5-22-2030	45,000	47,556
Saudi Arabian Oil Company 144A	4.38	4-16-2049	75,000	90,167

				393,282

Financials: 7.66%

Banks: 4.95%
Banco Santander SA	3.49	5-28-2030	400,000	435,106
Credit Suisse New York	3.63	9-9-2024	580,000	641,961
HSBC Holdings plc (U.S. SOFR +2.39%) ±	2.85	6-4-2031	200,000	206,936
HSBC Holdings plc	4.30	3-8-2026	430,000	485,091
Mitsubishi UFJ Financial Group Incorporated	2.56	2-25-2030	200,000	210,076
National Australia Bank 144A	2.33	8-21-2030	260,000	257,003
NatWest Group plc	3.88	9-12-2023	490,000	526,240
Sumitomo Mitsui Financial Group	2.13	7-8-2030	200,000	203,079
Sumitomo Mitsui Financial Group	3.10	1-17-2023	365,000	385,335
Westpac Banking Corporation (5 Year Treasury Constant Maturity +1.35%) ±	2.89	2-4-2030	105,000	108,797
Westpac Banking Corporation	3.65	5-15-2023	320,000	346,195

				3,805,819

Capital Markets: 0.67%
Credit Suisse Group AG (U.S. SOFR +3.73%) 144A±	4.19	4-1-2031	250,000	288,434
Macquarie Group Limited (3 Month LIBOR +1.02%) 144A±	3.19	11-28-2023	220,000	230,040

				518,474

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  19

Portfolio of investments—September 30, 2020

	Interest rate	Maturity date	Principal	Value
Consumer Finance: 0.42%
AerCap Ireland Capital DAC	4.50%	9-15-2023	$310,000	$319,373

Diversified Financial Services: 1.32%
GE Capital International Funding Company	4.42	11-15-2035	280,000	295,916
Siemens Financieringsmaatschappij NV 144A	2.35	10-15-2026	380,000	407,602
WPP Finance 2010	3.75	9-19-2024	280,000	307,315

				1,010,833

Insurance: 0.30%
Allied World Assurance Company Holdings Limited	4.35	10-29-2025	216,000	233,815

Health Care: 0.44%

Pharmaceuticals: 0.44%
Astrazeneca plc	1.38	8-6-2030	345,000	335,587

Information Technology: 0.79%

Semiconductors & Semiconductor Equipment: 0.79%
NXP BV 144A	3.40	5-1-2030	130,000	142,210
NXP BV 144A	3.88	6-18-2026	415,000	464,933

				607,143

Real Estate: 0.36%
Scentre Group Trust 2 Company (5 Year Treasury Constant Maturity +4.69%) 144A±	5.13	9-24-2080	285,000	279,798

Total Yankee Corporate Bonds and Notes (Cost $9,949,048)				10,580,369

	Yield		Shares
Short-Term Investments: 1.51%

Investment Companies: 1.51%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.05		1,157,095	1,157,095

Total Short-Term Investments (Cost $1,157,095)				1,157,095

Total investments in securities (Cost $71,589,071)	98.94%	76,060,819

Other assets and liabilities, net	1.06	813,926

Total net assets	100.00%	$76,874,745

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
(s)	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

CAD	Canadian dollar
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	Great British pound
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Global Investment Grade Credit Fund

Portfolio of investments—September 30, 2020

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Euro-Bund Futures	3	12-8-2020	$611,918	$613,848	$1,930	$0

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses

18,302,058 USD	15,450,000 EUR	State Street Bank	10-28-2020	$177,989	$0

1,511,672 USD	1,996,351 CAD	State Street Bank	10-28-2020	12,279	0

4,664,554 USD	3,610,000 GBP	State Street Bank	10-28-2020	5,763	0

				$196,031	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of priod	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$1,834,198	$40,722,031	$(41,399,134)	$0	$0	$6,480	$1,157,095	1.51%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  21

Statement of assets and liabilities—September 30, 2020

Assets
Investments in unaffiliated securities, at value (cost $70,431,976)	$74,903,724
Investments in affiliated securities, at value (cost $1,157,095)	1,157,095
Foreign currency, at value (cost $180,329)	180,786
Segregated cash for futures contracts	9,176
Receivable for investments sold	140,214
Receivable for interest	664,019
Unrealized gains on forward foreign currency contracts	196,031

Total assets	77,251,045

Liabilities
Payable for when-issued transactions	234,514
Payable for Fund shares redeemed	46,238
Payable for daily variation margin on open futures contracts	1,126
Management fee payable	12,562
Administration fees payable	1,902
Trustees’ fees and expenses payable	2,951
Accrued expenses and other liabilities	77,007

Total liabilities	376,300

Total net assets	$76,874,745

Net assets consist of
Paid-in capital	$71,502,047
Total distributable earnings	5,372,698

Total net assets	$76,874,745

Computation of net asset value per share
Net assets – Class R6	$76,847,470
Shares outstanding – Class R6[1]	7,044,446
Net asset value per share – Class R6	$10.91
Net assets – Institutional Class	$27,275
Shares outstanding – Institutional Class[1]	2,500
Net asset value per share – Institutional Class	$10.91

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Global Investment Grade Credit Fund

Statement of operations—year ended September 30, 2020

Investment income
Interest	$1,980,917
Income from affiliated securities	6,480

Total investment income	1,987,397

Expenses
Management fee	290,645
Administration fees
Class R6	21,790
Institutional Class	22
Custody and accounting fees	33,579
Professional fees	76,558
Registration fees	58,196
Shareholder report expenses	36,953
Trustees’ fees and expenses	20,550
Other fees and expenses	23,623

Total expenses	561,916
Less: Fee waivers and/or expense reimbursements
Fund-level	(234,926)
Institutional Class	(1)

Net expenses	326,989

Net investment income	1,660,408

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,946,903
Futures contracts	1,355
Forward foreign currency contracts	(1,395,236)

Net realized gains on investments	553,022

Net change in unrealized gains (losses) on
Unaffiliated securities	2,076,369
Futures contracts	1,930
Forward foreign currency contracts	(215,534)

Net change in unrealized gains (losses) on investments	1,862,765

Net realized and unrealized gains (losses) on investments	2,415,787

Net increase in net assets resulting from operations	$4,076,195

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  23

Statement of changes in net assets

	Year ended September 30, 2020		Year ended September 30, 2019[1]

Operations
Net investment income		$1,660,408		$891,407
Net realized gains on investments		553,022		1,479,319
Net change in unrealized gains (losses) on investments		1,862,765		2,812,716

Net increase in net assets resulting from operations		4,076,195		5,183,442

Distributions to shareholders from net investment income and net realized gains
Class R6		(3,157,773)		(727,723)
Institutional Class		(1,164)		(279)

Total distributions to shareholders		(3,158,937)		(728,002)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	2,217,342	23,933,431	9,630,811	99,080,247
Institutional Class	0	0	2,500	25,000

		23,933,431		99,105,247

Reinvestment of distributions
Class R6	197,523	2,091,911	20,783	222,474

Payment for shares redeemed
Class R6	(4,376,341)	(46,930,121)	(645,672)	(6,920,895)

Net increase (decrease) in net assets resulting from capital share transactions		(20,904,779)		92,406,826

Total increase (decrease) in net assets		(19,987,521)		96,862,266

Net assets
Beginning of period		96,862,266		0

End of period		$76,874,745		$96,862,266

[1]	For the period from February 28, 2019 (commencement of operations) to September 30, 2019

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Global Investment Grade Credit Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$10.75	$10.00
Net investment income	0.24 [2]	0.13
Net realized and unrealized gains (losses) on investments	0.39	0.73

Total from investment operations	0.63	0.86
Distributions to shareholders from
Net investment income	(0.34)	(0.11)
Net realized gains	(0.13)	0.00

Total distributions to shareholders	(0.47)	(0.11)
Net asset value, end of period	$10.91	$10.75
Total return[3]	6.10%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.86%
Net expenses	0.45%	0.45%
Net investment income	2.29%	2.34%
Supplemental data
Portfolio turnover rate	79%	36%
Net assets, end of period (000s omitted)	$76,847	$96,835

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Investment Grade Credit Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2020	2019[1]
Net asset value, beginning of period	$10.75	$10.00
Net investment income	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.38	0.72

Total from investment operations	0.62	0.86
Distributions to shareholders from
Net investment income	(0.33)	(0.11)
Net realized gains	(0.13)	0.00

Total distributions to shareholders	(0.46)	(0.11)
Net asset value, end of period	$10.91	$10.75
Total return[2]	6.04%	8.64%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.97%
Net expenses	0.50%	0.50%
Net investment income	2.24%	2.34%
Supplemental data
Portfolio turnover rate	79%	36%
Net assets, end of period (000s omitted)	$27	$27

[1]	For the period from February 28, 2019 (commencement of class operations) to September 30, 2019

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Global Investment Grade Credit Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between

Wells Fargo Global Investment Grade Credit Fund  |  27

Notes to financial statements

currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

28  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

As of September 30, 2020, the aggregate cost of all investments for federal income tax purposes was $72,647,350 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$4,027,743

Gross unrealized losses	(416,313)

Net unrealized gains	$3,611,430

Class allocations

The separate classes of shares offered by the Fund differ principally in administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Asset-backed securities	$0	$1,238,325	$0	$1,238,325

Corporate bonds and notes	0	40,260,291	0	40,260,291

Foreign corporate bonds and notes	0	21,838,337	0	21,838,337

Municipal obligations	0	238,265	0	238,265

U.S. Treasury securities	748,137	0	0	748,137

Yankee corporate bonds and notes	0	10,580,369	0	10,580,369

Short-term investments

Investment companies	1,157,095	0	0	1,157,095

	1,905,232	74,155,587	0	76,060,819
Futures contracts	1,930	0	0	1,930

Forward foreign currency contracts	0	196,031	0	196,031

Total assets	$1,907,162	$74,351,618	$0	$76,258,780

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended September 30, 2020, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Global Investment Grade Credit Fund  |  29

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended September 30, 2020, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, each an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, serve as subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class R6	0.03%

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through January 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class R6 shares and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

30  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$8,051,253	$48,673,837	$7,519,122	$70,947,837

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2020, the Fund entered into futures contracts and forward foreign currency contracts for economic hedging purposes.

The volume of the Fund’s futures contracts and forward foreign currency contracts during the year ended September 30, 2020 was as follows:

Futures contracts

Average notional balance on long futures	$159,819

Forward foreign currency contracts

Average contract amounts to buy	$553,764

Average contract amounts to sell	24,488,347

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2020 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives

	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Interest rate risk	Unrealized gains on			Unrealized losses on
	futures contracts	$1,930	*	futures contracts	$0	*

Foreign currency risk	Unrealized gains on			Unrealized losses on

	forward foreign currency contracts	196,031		forward foreign currency contracts	0

		$197,961			$0

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. For futures contracts, only the current day’s variation margin as of September 30, 2020 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2020 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives

	Futures contracts	Forward foreign currency contracts	Total	Futures contracts	Forward foreign currency contracts	Total

Interest rate risk	$1,355	$0	$1,355	$1,930	$0	$1,930

Foreign currency risk	0	(1,395,236)	(1,395,236)	0	(215,534)	(215,534)

	$1,355	$(1,395,236)	$(1,393,881)	$1,930	$(215,534)	$(213,604)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or

Wells Fargo Global Investment Grade Credit Fund  |  31

Notes to financial statements

broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, for OTC derivatives is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets

State Street Bank	$196,031	$0	$0	$196,031

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended September 30, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $3,158,937 and $728,002 of ordinary income for the years ended September 30, 2020 and for the period from February 28, 2019 (commencement of operations) to September 30, 2019, respectively.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,375,135	$386,133	$3,611,430

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

32  |  Wells Fargo Global Investment Grade Credit Fund

Notes to financial statements

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Global Investment Grade Credit Fund  |  33

Report of independent registered public accounting firm

To the Shareholders of the Fund and Board of Trustees

Wells Fargo Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Global Investment Grade Credit Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from February 28, 2019 (commencement of operations) to September 30, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended and for the period from February 28, 2019 to September 30, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 28, 2019 to September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

November 24, 2020

34  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended September 30, 2020, $1,217,110 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2020, $904,064 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Global Investment Grade Credit Fund  |  35

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 142 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

36  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Global Investment Grade Credit Fund  |  37

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Jeremy DePalma acts as Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

38  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Global Investment Grade Credit Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Global Investment Grade Credit Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) investment sub-advisory agreements (the “Sub-Advisory Agreements”) with Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited (collectively, the “Sub-Advisers”), both affiliates of Funds Management. The Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Global Investment Grade Credit Fund  |  39

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund for the one-year period ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the Fund had recently commenced operations and had no performance history for the period ended December 31, 2019 to review. The Board noted that the investment performance of the Fund (Institutional Class) was higher than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Bloomberg Barclays Global Aggregate ex USD Index, for the one-year period ended March 31, 2020.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after the payment of fees to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

40  |  Wells Fargo Global Investment Grade Credit Fund

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of Scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ businesses as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital Management Incorporated from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

Wells Fargo Global Investment Grade Credit Fund  |  41

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Funds Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Fund, which is reasonably designed to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

42  |  Wells Fargo Global Investment Grade Credit Fund

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1020-00560 11-20

A294/AR294 09-20

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended September 30, 2020	Fiscal year ended September 30, 2019
Audit fees	$428,670	$426,910
Audit-related fees	—	—
Tax fees (1)	61,460	51,560
All other fees	—	—

	$490,130	$478,470

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	November 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	November 24, 2020

By:	/s/Nancy Wiser

Nancy Wiser
Treasurer

Date:	November 24, 2020

By:	/s/Jeremy DePalma

Jeremy DePalma
Treasurer
Date:	November 24, 2020